Prospectus	WILSHIRE	May 1, 2016
MUTUAL FUNDS, INC.

Large Company Growth Portfolio

Investment Class Shares (DTLGX)

Institutional Class Shares (WLCGX)

Large Company Value Portfolio

Investment Class Shares (DTLVX)

Institutional Class Shares (WLCVX)

Small Company Growth Portfolio

Investment Class Shares (DTSGX)

Institutional Class Shares (WSMGX)

Small Company Value Portfolio

Investment Class Shares (DTSVX)

Institutional Class Shares (WSMVX)

Wilshire 5000 IndexSM Fund

Investment Class Shares (WFIVX)

Institutional Class Shares (WINDX)

Wilshire International Equity Fund

Investment Class Shares (WLCTX)

Institutional Class Shares (WLTTX)

Wilshire Income Opportunities Fund

Investment Class Shares (WIORX)

Institutional Class Shares (WIOPX)

http://advisor.wilshire.com

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved any shares of these Portfolios or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS	Page

FUND SUMMARIES	3
Large Company Growth Portfolio	3
Large Company Value Portfolio	8
Small Company Growth Portfolio	14
Small Company Value Portfolio	19
Wilshire 5000 IndexSM Fund	24
Wilshire International Equity Fund	29
Wilshire Income Opportunities Fund	36
MORE INFORMATION ABOUT INVESTMENTS AND RISKS	49
MANAGEMENT OF THE PORTFOLIOS	73
Investment Adviser	73
Investment Subadvisers	75
Service and Distribution Plan	80
SHAREHOLDER INFORMATION	80
How To Buy Portfolio Shares	80
How To Sell Portfolio Shares	81
Pricing of Shares	83
How to Exchange Portfolio Shares	84
Anti-Money Laundering Program	84
Right to Reject Purchase or Exchange Orders	85
Householding Policy	85
DIVIDEND AND DISTRIBUTION INFORMATION	85
FEDERAL INCOME TAX INFORMATION	86
FINANCIAL HIGHLIGHTS	87

Shares of a Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in a Portfolio.

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FUND SUMMARIES

Large Company Growth Portfolio

Investment Objective

The Large Company Growth Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the large cap growth sub-category.

Fees and Expenses of the Large Company Growth Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.33%	0.26%
Total Annual Portfolio Operating Expenses	1.33%	1.01%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$ 135	$ 421	$ 729	$ 1,601
Institutional Class	$ 103	$ 322	$ 558	$ 1,236

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies

●	The Portfolio focuses on the large company growth segment of the U.S. equity market.

●	The Portfolio invests substantially all of its assets in common stock of companies with larger market capitalizations—generally greater than $10 billion at the time of purchase.

●	The Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

●	The Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies. Each subadviser’s strategy is set forth below:

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Loomis, Sayles & Company, L.P. (“Loomis Sayles”). Loomis Sayles is an active manager with a long-term, private equity approach to investing. Through its proprietary, bottom-up research framework, Loomis Sayles looks to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”). In managing its portion of the Large Company Growth Portfolio, Los Angeles Capital uses Los Angeles Capital’s Dynamic Alpha Stock Selection Model®, a proprietary model, to seek to generate incremental returns above the Portfolio’s benchmark, the Russell 1000 Growth Index, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk may become sell candidates while securities with improving alphas or those which decrease portfolio risk may become buy candidates. Alpha is a measure of expected performance on a risk-adjusted basis.

Victory Capital Management Inc. (“Victory Capital”). Victory Capital constructs its portion of the Large Company Growth Portfolio by investing its assets in stocks of approximately 25 to 35 companies that have exhibited faster-than-average earnings growth over the past few years and are expected to continue to show high levels of profit growth. Victory Capital analyzes the price, earnings, price histories, balance sheet characteristics, perceived management skills and perceived prospects for earnings growth when deciding which stocks to buy and sell for its portion of the Large Company Growth Portfolio. Victory Capital sells a stock when the fundamental characteristics deteriorate, relative valuation has become less favorable or when a better investment opportunity is identified, and a position is reduced when a 10% position size limit is reached.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Active Trading Risk. The fund may trade actively. This could raise transaction costs (thus lowering returns).

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s growth style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Management Risk. A strategy used by subadvisers may fail to produce the intended result.

Market/Issuer Risk. The market value of the Portfolio’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Portfolio’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

Quantitative Risk. Some of the Portfolio’s subadvisers portfolio construction process relies on the use of proprietary and non-proprietary software, and intellectual property that is licensed from a variety of sources. A subadviser may use a trading system or model to construct a portfolio which could be compromised by an unforeseeable software or hardware malfunction and other technological failures, including, but not limited to, power loss, software bugs, malicious codes, viruses or system crashers, or various other events or circumstances beyond the control of the subadviser. The subadviser make reasonable

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efforts to protect against such events, but there is no guarantee that such efforts will be successful, and the aforementioned events may, on occasion, have an adverse effect on the performance of the Portfolio. The nature of complex quantitative investment management processes is such that errors may be hard to detect and in some cases, an error can go undetected for a period of time. In many cases, it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. While the subadvisers have a number of controls and business continuity measures in place designed to assure that the portfolio construction process for the Portfolio operates as intended, analytical errors, software errors, developmental and implementation errors, as well as data errors are inherent risks. Additionally, a subadviser may adjust or enhance the model or, under certain adverse conditions, deviate from the model. Such adjustments, enhancements or deviations may not achieve the objectives of the Portfolio and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Portfolio would have been if the subadviser had not adjusted or deviated from the models.

Cyber Security Risks: The Adviser, subadvisers and the Portfolio’s service providers’ use of the internet, technology and information systems may expose the Portfolio to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the Portfolio’s NAV or data; access by an unauthorized party to proprietary information or Portfolio assets; and data corruption or loss of operations functionality. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Affiliated Funds Risk. Certain Wilshire funds are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.

The Large Company Growth Portfolio may appeal to you if:

●	you are a long-term investor;

●	you seek growth of capital;

●

you believe that the market will favor a particular investment style, such as large cap growth stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

●	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

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Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 15.69% (quarter ended 3/31/12) and the lowest return for a quarter was (23.30)% (quarter ended 12/31/08).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2015)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	6.18%	10.85%	6.57%
Return After Taxes on Distributions	3.57%	8.71%	5.17%
Return After Taxes on Distributions and Sale of Shares	5.63%	8.23%	5.07%
Institutional Class
Return Before Taxes	6.52%	11.19%	6.93%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	5.67%	13.53%	8.53%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

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Subadvisers and Portfolio Managers

Loomis Sayles

Aziz V. Hamzaogullari, CFA, is Vice President of Loomis Sayles and Portfolio Manager of the Portfolio. Mr. Hamzaogullari has served as Porfolio Manager since September 2015.

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since April 2002.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since January 2011.

Daniel E. Allen, CFA, Director of Global Equities of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since January 2011.

Victory Capital

Erick F. Maronak, Chief Investment Officer of Victory Capital’s NewBridge Asset Management investment franchise and Senior Portfolio Manager of the Portfolio. Mr. Maronak has served as Portfolio Manager since December 2007.

Scott R. Kefer, CFA, Senior Portfolio Manager of the Portfolio. Mr. Kefer has served as Portfolio Manager since December 2007.

Jason E. Dahl, CFA, Senior Portfolio Manager of the Portfolio. Mr. Dahl has served as Portfolio Manager since December 2007.

Michael B. Koskuba, Senior Portfolio Manager of the Portfolio. Mr. Koskuba has served as Portfolio Manager since December 2007.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Large Company Value Portfolio

Investment Objective

The Large Company Value Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the large cap value sub-category.

Fees and Expenses of the Large Company Value Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.29%	0.27%
Total Annual Portfolio Operating Expenses	1.29%	1.02%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$ 131	$ 409	$ 708	$ 1,556
Institutional Class	$ 104	$ 325	$ 563	$ 1,248

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

●	The Portfolio focuses on the large company value segment of the U.S. equity market.

●	The Portfolio invests substantially all of its assets in the common stock companies with larger market capitalizations—generally greater than $10 billion at the time of purchase.

●

The Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and higher than average dividend yields (which means that their prices are low relative to the size of their dividends).

●	The Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies. Each subadviser’s strategy is set forth below:

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Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”). In managing its portion of the Large Company Value Portfolio, Los Angeles Capital uses Los Angeles Capital’s Dynamic Alpha Stock Selection Model®, a proprietary model, to seek to generate incremental returns above the Portfolio’s benchmark, the Russell 1000 Value Index, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk may become sell candidates while securities with improving alphas or those which decrease portfolio risk may become buy candidates. Alpha is a measure of expected performance on a risk adjusted basis.

Pzena Investment Management, LLC (“Pzena”). Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies in an effort to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena generally sells a security when Pzena believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer.

Systematic Financial Management, L.P. (“Systematic”). Systematic seeks to identify undervalued companies in the early stages of a fundamental improvement confirmed through one or more positive earnings catalysts that may provide superior long‐term capital appreciation. The investment process starts with rigorous quantitative screening to identify stocks exhibiting a combination of discounted valuation and improving fundamentals, which are then carefully scrutinized through fundamental, bottom‐up analysis. While Systematic will buy a stock on “confirmation” of a confirmed catalyst for price appreciation, it will, based upon continuous monitoring of the portfolio, sell a stock when (1) price appreciation causes the company valuation to expand to fair value, (2) other investment opportunities present more attractive prospects from a valuation and expected return basis, (3) analysis leads to an anticipated downward estimate revision or (4) a negative earnings surprise is reported.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s value style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

Foreign Investment Risk. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets.

Quantitative Risk. Some of the Portfolio’s subadvisers portfolio construction process relies on the use of proprietary and non-proprietary software, and intellectual property that is licensed from a variety of sources. A subadviser may use a trading system or model to construct a portfolio which could be compromised by an unforeseeable software or hardware malfunction and other technological failures, including, but not limited to, power loss, software bugs, malicious codes, viruses or system crashers, or various other events or circumstances beyond the control of the subadviser. The subadviser make reasonable efforts to protect against such events, but there is no guarantee that such efforts will be successful, and the aforementioned

9

events may, on occasion, have an adverse effect on the performance of the Portfolio. The nature of complex quantitative investment management processes is such that errors may be hard to detect and in some cases, an error can go undetected for a period of time. In many cases, it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. While the subadvisers have a number of controls and business continuity measures in place designed to assure that the portfolio construction process for the Portfolio operates as intended, analytical errors, software errors, developmental and implementation errors, as well as data errors are inherent risks. Additionally, a subadviser may adjust or enhance the model or, under certain adverse conditions, deviate from the model. Such adjustments, enhancements or deviations may not achieve the objectives of the Portfolio and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Portfolio would have been if the subadviser had not adjusted or deviated from the models.

Cyber Security Risks: The Adviser, subadvisers and the Portfolio’s service providers’ use of the internet, technology and information systems may expose the Portfolio to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the Portfolio’s NAV or data; access by an unauthorized party to proprietary information or Portfolio assets; and data corruption or loss of operations functionality. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Affiliate Funds Risk. Certain Wilshire funds are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.

The Large Company Value Portfolio may appeal to you if:

●	you are a long-term investor;
●	you seek growth of capital;
●

you believe that the market will favor a particular investment style, such as large cap value stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

●	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

10

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Large Company Value Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 21.38% (quarter ended 9/30/09) and the lowest return for a quarter was (22.30)% (quarter ended 12/31/08).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2015)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	(5.33%)	9.91%	4.72%
Return After Taxes on Distributions	(7.20%)	8.60%	3.45%
Return After Taxes on Distributions and Sale of Shares	(1.92%)	7.63%	3.67%
Institutional Class
Return Before Taxes	(5.07%)	10.22%	4.97%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	(3.83%)	11.27%	6.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

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Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since April 2013.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since April 2013.

Daniel E. Allen, CFA, Director of Global Equities of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since April 2013.

Pzena

Richard S. Pzena, Managing Principal and Chief Executive Officer and Co-Chief Investment Officer of Pzena and Portfolio Manager of the Portfolio. Mr. Pzena has served as Portfolio Manager since December 2004.

John P. Goetz, Managing Principal and Co-Chief Investment Officer of Pzena and Portfolio Manager of the Portfolio. Mr. Goetz has served as Portfolio Manager since December 2004.

Benjamin Silver, Principal, Co-Director of Research and Portfolio Manager of the Portfolio. Mr. Silver has served as Portfolio Manager since May 2015.

Systematic

D. Kevin McCreesh, Managing Partner of Systematic and Portfolio Manager of the Portfolio. Mr. McCreesh has served as Portfolio Manager since September 2007.

Ronald Mushock, Managing Partner of Systematic and Portfolio Manager of the Portfolio. Mr. Mushock has served as Portfolio Manager since September 2007.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

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Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Small Company Growth Portfolio

Investment Objective

The Small Company Growth Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the small-cap growth sub-category.

Fees and Expenses of the Small Company Growth Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.54%	0.51%
Total Annual Portfolio Operating Expenses*	1.64%	1.36%
Less Fee Waiver/Expense Reimbursement	(0.14%)	(0.11%)
Net Annual Fund Operating Expenses	1.50%	1.25%

*

Wilshire Associates Incorporated (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Portfolio to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2017 or upon the termination of the Advisory Agreement. To the extent that the Fund’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expenses reimbursed within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes one year of capped expenses, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$ 153	$ 504	$ 879	$ 1,932
Institutional Class	$ 127	$ 420	$ 734	$ 1,626

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 63% of the average value of its portfolio.

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Principal Investment Strategies

●	The Portfolio focuses on the small company growth segment of the U.S. equity market.

●	The Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—which is generally less than $4 billion at the time of purchase.

●	The Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

●	The Portfolio places less emphasis on companies with a long history of established growth than the Large Company Growth Portfolio.
●	The Portfolio invests in small-cap companies that may still further develop.
●	The Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies. Each subadviser’s strategy is set forth below:

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”). In managing its portion of the Small Company Growth Portfolio, Los Angeles Capital uses Los Angeles Capital’s Dynamic Alpha Stock Selection Model®, a proprietary model, to seek to generate incremental returns above the Portfolio’s benchmark, the Russell 2000 Growth Index, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk may become sell candidates while securities with improving alphas or those which decrease portfolio risk may become buy candidates. Alpha is a measure of expected performance on a risk adjusted basis.

Ranger Investment Management, L.P (“Ranger”). Ranger’s investment team searches for quality growth companies by implementing a bottom-up, fundamental research driven security selection process. In the research process, Ranger focuses on identifying small- and mid-capitalization U.S. equities characterized by accelerating revenue and earnings growth, high recurring revenues, strong balance sheets and free cash flow generation. In addition to extensive quantitative analysis, Ranger gives careful consideration to qualitative analysis and judgment of the management team, accounting practices, corporate governance and the company’s competitive advantage. Ranger utilizes a proprietary system to identify companies that violate the firm’s sell disciplines. Ranger seeks to identify problem stocks early and enhance performance by removing them before they become significant problems.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Small-Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s growth style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

15

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

Quantitative Risk. Some of the Portfolio’s subadvisers portfolio construction process relies on the use of proprietary and non-proprietary software, and intellectual property that is licensed from a variety of sources. A subadviser may use a trading system or model to construct a portfolio which could be compromised by an unforeseeable software or hardware malfunction and other technological failures, including, but not limited to, power loss, software bugs, malicious codes, viruses or system crashers, or various other events or circumstances beyond the control of the subadviser. The subadviser make reasonable efforts to protect against such events, but there is no guarantee that such efforts will be successful, and the aforementioned events may, on occasion, have an adverse effect on the performance of the Portfolio. The nature of complex quantitative investment management processes is such that errors may be hard to detect and in some cases, an error can go undetected for a period of time. In many cases, it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. While the subadvisers have a number of controls and business continuity measures in place designed to assure that the portfolio construction process for the Portfolio operates as intended, analytical errors, software errors, developmental and implementation errors, as well as data errors are inherent risks. Additionally, a subadviser may adjust or enhance the model or, under certain adverse conditions, deviate from the model. Such adjustments, enhancements or deviations may not achieve the objectives of the Portfolio and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Portfolio would have been if the subadviser had not adjusted or deviated from the models.

Cyber Security Risks: The Adviser, subadvisers and the Portfolio’s service providers’ use of the internet, technology and information systems may expose the Portfolio to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the Portfolio’s NAV or data; access by an unauthorized party to proprietary information or Portfolio assets; and data corruption or loss of operations functionality. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Affiliate Funds Risk. Certain Wilshire funds are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.

The Small Company Growth Portfolio may appeal to you if:

●	you are a long-term investor;

●	you seek growth of capital;

●

you believe that the market will favor a particular investment style, such as small-cap growth stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

●	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

16

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 18.16% (quarter ended 6/30/09) and the lowest return for a quarter was (26.62)% (quarter ended 12/31/08).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2015)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	2.29%	11.09%	7.39%
Return After Taxes on Distributions	0.93%	10.06%	6.49%
Return After Taxes on Distributions and Sale of Shares	2.42%	8.68%	5.88%
Institutional Class
Return Before Taxes	2.53%	11.36%	7.64%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	(1.38%)	10.67%	7.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

17

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since April 2002.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since January 2011.

Daniel E. Allen, CFA, Director of Global Equities of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since January 2011.

Ranger

W. Conrad Doenges, Portfolio Manager of the Portfolio. Mr. Doenges has served as Portfolio Manager since September 2007.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

18

Small Company Value Portfolio

Investment Objective

The Small Company Value Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the small-cap value sub-category.

Fees and Expenses of the Small Company Value Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.57%	0.51%
Total Annual Portfolio Operating Expenses*	1.67%	1.36%
Less Fee Waiver/Expense Reimbursement	(0.17%)	(0.11%)
Net Annual Fund Operating Expenses	1.50%	1.25%

*

Wilshire Associates Incorporated (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Portfolio to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2017 or upon the termination of the Advisory Agreement. To the extent that the Fund’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expenses reimbursed within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes one year of capped expenses, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$ 153	$ 510	$ 891	$ 1,962
Institutional Class	$ 127	$ 420	$ 734	$ 1,626

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49% of the average value of its portfolio.

19

Principal Investment Strategies

●	The Portfolio focuses on the small company value segment of the U.S. equity market.

●	The Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—which is generally less than $4 billion at the time of purchase.

●

The Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and relatively high dividend yields (dividend yields for small companies are generally less than those of large companies).

●	The Portfolio invests in small-cap companies that may still further develop.

●	The Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies. Each subadviser’s strategy is set forth below:

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”). In managing its portion of the Small Company Value Portfolio, Los Angeles Capital uses Los Angeles Capital’s Dynamic Alpha Stock Selection Model®, a proprietary model, to seek to generate incremental returns above the Portfolio’s benchmark, the Russell 2000 Value Index, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk may become sell candidates while securities with improving alphas or those which decrease portfolio risk may become buy candidates. Alpha is a measure of expected performance on a risk adjusted basis.

NWQ Investment Management Company, LLC (“NWQ”). NWQ seeks to provide superior risk-adjusted returns through an analyst-driven value-oriented process. NWQ invests in companies which it believes are undervalued and where it believes catalysts exist to unlock value or improve profitability regardless of market movements or industry developments. Investment decisions are made on an opportunistic basis, capitalizing on NWQ’s evaluation of situations created by investor over-reaction, misperception and short-term focus. NWQ’s stock selection process is driven by rigorous bottom-up fundamental research. Quantitative measures include price-to-cash flow, price-to-sales, price-to-earnings, price-to-book and earnings quality. Qualitatively, NWQ focuses on management strength, corporate strategy, competitive position and shareholder value orientation. NWQ does extensive bottom-up research on each current and potential common stock holding, having direct contact with corporate management and assessing the expected risk/reward ratio of an investment to determine the absolute downside versus the expected upside. NWQ typically either eliminates or trims positions when NWQ believes a security no longer meets the three criteria at the core of its investment discipline: attractive valuation, favorable risk/reward ratio and belief in a catalyst.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Small-Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

20

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s value style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

Quantitative Risk. Some of the Portfolio’s subadvisers portfolio construction process relies on the use of proprietary and non-proprietary software, and intellectual property that is licensed from a variety of sources. A subadviser may use a trading system or model to construct a portfolio which could be compromised by an unforeseeable software or hardware malfunction and other technological failures, including, but not limited to, power loss, software bugs, malicious codes, viruses or system crashers, or various other events or circumstances beyond the control of the subadviser. The subadviser make reasonable efforts to protect against such events, but there is no guarantee that such efforts will be successful, and the aforementioned events may, on occasion, have an adverse effect on the performance of the Portfolio. The nature of complex quantitative investment management processes is such that errors may be hard to detect and in some cases, an error can go undetected for a period of time. In many cases, it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. While the subadvisers have a number of controls and business continuity measures in place designed to assure that the portfolio construction process for the Portfolio operates as intended, analytical errors, software errors, developmental and implementation errors, as well as data errors are inherent risks. Additionally, a subadviser may adjust or enhance the model or, under certain adverse conditions, deviate from the model. Such adjustments, enhancements or deviations may not achieve the objectives of the Portfolio and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Portfolio would have been if the subadviser had not adjusted or deviated from the models.

Cyber Security Risks: The Adviser, subadvisers and the Portfolio’s service providers’ use of the internet, technology and information systems may expose the Portfolio to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the Portfolio’s NAV or data; access by an unauthorized party to proprietary information or Portfolio assets; and data corruption or loss of operations functionality. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Affiliate Funds Risk. Certain Wilshire funds are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio transaction costs.

The Small Company Value Portfolio may appeal to you if:

●	you are a long-term investor;

●	you seek growth of capital;

●

you believe that the market will favor a particular investment style, such as small-cap value stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

●	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

21

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance during 2014 was primarily attributable to the Portfolio's holdings of Integrated Device Technology and International Rectifier (specifically during the third quarter).

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 25.22% (quarter ended 9/30/09) and the lowest return for a quarter was (24.52)% (quarter ended 12/31/08).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2015)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	(3.83%)	9.73%	6.48%
Return After Taxes on Distributions	(5.40%)	8.46%	5.41%
Return After Taxes on Distributions and Sale of Shares	(1.38%)	7.55%	5.08%
Institutional Class
Return Before Taxes	(3.52%)	10.10%	6.84%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	(7.47%)	7.67%	5.57%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

22

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since April 2002.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since January 2011.

Daniel E. Allen, CFA, Director of Global Equities of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since January 2011.

NWQ

Phyllis G. Thomas, CFA, Portfolio Manager of the Portfolio. Ms. Thomas has served as Portfolio Manager since October 2004.

Andy Hwang, Portfolio Manager of the Portfolio. Mr. Hwang has served as Portfolio manager since 2016.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

23

Wilshire 5000 IndexSM Fund

Investment Objective

The Wilshire 5000 IndexSM Fund’s (the “Index Fund”) investment objective is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM (the “Index”) before the deduction of Index Fund expenses.

Fees and Expenses of the Wilshire 5000 IndexSM Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Index Fund.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.29%	0.31%
Total Annual Portfolio Operating Expenses	0.64%	0.41%

Example: This example is intended to help you compare the cost of investing in the Index Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Index Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$ 65	$ 205	$ 357	$ 798
Institutional Class	$ 42	$ 132	$ 230	$ 518

Portfolio Turnover

The Index Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Index Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Index Fund’s performance. During the most recent fiscal year, the Index Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

●	The Index Fund invests at least 80% of its assets in the common stock of companies included in the Index that are representative of the Index.

●	The Index Fund may invest in the common stock of companies of any size, including small-cap companies.

●

The Index Fund uses enhanced “stratified sampling” techniques in an attempt to replicate the performance of the Index. Stratified sampling is a technique that uses sector weighting and portfolio characteristics profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark.

●	The Index Fund normally holds stocks representing at least 90% of the total market value of the Index.

24

The Index is an unmanaged index which measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. The Index includes over 4,500 stocks, with each stock weighted according to its market value. This means that companies having larger stock capitalizations will have a larger impact on the market value of the Index. The Index has been computed continuously since 1974 and is published daily in many major U.S. newspapers and is the broadest measure of the U.S. equity market. The Index Fund normally holds stocks representing at least 90% of the Index’s total market value, which ranges between 1,000 and 2,500 stocks.

Principal Risks

You may lose money by investing in the Index Fund. In addition, investing in the Index Fund involves the following principal risks:

Equity Risk. The principal risk of investing in the Index Fund is equity risk. This is the risk that the prices of stocks held by the Index Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Index Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Index Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Index Risk. There is a risk that the Index Fund’s performance may not exactly match the performance of the Index. The Index Fund does not hold every stock contained in the Index and the performance of the stocks held in the Index Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Fund incurs management fees, 12b-1 fees (for Investment Class Shares only), administrative expenses and transaction costs in trading stocks.

Small-Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Quantitative Risk. The Portfolio’s subadviser’s portfolio construction process relies on the use of proprietary and non-proprietary software, and intellectual property that is licensed from a variety of sources. The subadviser may use a trading system or model to construct a portfolio which could be compromised by an unforeseeable software or hardware malfunction and other technological failures, including, but not limited to, power loss, software bugs, malicious codes, viruses or system crashers, or various other events or circumstances beyond the control of the subadviser. The subadviser make reasonable efforts to protect against such events, but there is no guarantee that such efforts will be successful, and the aforementioned events may, on occasion, have an adverse effect on the performance of the Portfolio. The nature of complex quantitative investment management processes is such that errors may be hard to detect and in some cases, an error can go undetected for a period of time. In many cases, it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. While the subadviser has a number of controls and business continuity measures in place designed to assure that the portfolio construction process for the Portfolio operates as intended, analytical errors, software errors, developmental and implementation errors, as well as data errors are inherent risks. Additionally, the subadviser may adjust or enhance the model or, under certain adverse conditions, deviate from the model. Such adjustments, enhancements or deviations may not achieve the objectives of the Portfolio and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Portfolio would have been if the subadviser had not adjusted or deviated from the models.

25

Cyber Security Risks: The Adviser, subadviser and the Portfolio’s service providers’ use of the internet, technology and information systems may expose the Portfolio to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the Portfolio’s NAV or data; access by an unauthorized party to proprietary information or Portfolio assets; and data corruption or loss of operations functionality. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

The Index Fund may appeal to you if:

●	you are a long-term investor;

●	you seek growth of capital;

●	you seek to capture investment returns that are representative of the entire U.S. equity market;

●	you seek to potentially reduce risk through broad diversification across large and small capitalization stocks and value and growth stocks; or

●	you seek an index fund which, unlike a traditional index fund, includes the common stocks of small- and mid-capitalization companies as well as large capitalization companies.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Index Fund by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance. The Index Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 16.27% (quarter ended 9/30/09) and the lowest return for a quarter was (22.36%) (quarter ended 12/31/08).

The returns for the Index Fund’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

26

Average Annual Total Returns
(periods ended December 31, 2015)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	0.08%	11.43%	6.71%
Return After Taxes on Distributions	(0.51%)	11.08%	6.39%
Return After Taxes on Distributions and Sale of Shares	0.05%	9.06%	5.35%
Institutional Class
Return Before Taxes	0.36%	11.68%	6.94%
Wilshire 5000 IndexSM (reflects no deduction for fees, expenses or taxes)	0.68%	12.11%	7.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Index Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Subadviser and Portfolio Managers

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since April 2002.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since January 2011.

Daniel E. Allen, CFA, Director of Global Equities of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since January 2011.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Index Fund are as follows:

Investment Class Shares. The minimum initial investment in the Index Fund is $1,000. Subsequent investments for the Index Fund must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Index Fund. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Index Fund (known as redeeming shares) on any business day by telephone or mail.

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Tax Information

The Index Fund’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Index Fund through a broker-dealer or other financial intermediary (such as a bank), the Index Fund and its related companies may pay the intermediary for the sale of Index Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Index Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Wilshire International Equity Fund

Investment Objective

The Wilshire International Equity Fund (the “International Fund”) seeks capital appreciation.

Fees and Expenses of the International Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

Shareholder Fees (fees paid directly from your investment)

	Investment Class	Institutional Class
Maximum Sales Charge (load) imposed on purchases	None	None
Maximum Deferred Sales Charge (load)	None	None
Redemption Fee (as a percentage of amount redeemed) on Shares held for 60 days or less	1.00%	1.00%
Maximum Account Fee	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.50%	0.29%
Total Annual Fund Operating Expenses*	1.75%	1.29%
Less Fee Waiver/Expense Reimbursement	(0.25%)	(0.04%)
Net Annual Fund Operating Expenses	1.50%	1.25%

*

Wilshire Associates Incorporated (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the International Fund to waive a portion of its management fee to limit expenses of the International Fund (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2017 or upon the termination of the Advisory Agreement. To the extent that the International Fund’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation.

Example: This example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes one year of capped expenses, that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$ 153	$ 527	$ 926	$ 2,042
Institutional Class	$ 127	$ 405	$ 704	$ 1,553

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Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when International Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Fund’s performance. During the most recent fiscal year, the International Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

The International Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Fund invests in companies organized outside of the United States. Since the Fund may invest in companies of any size, it may at times invest in small-cap companies. The International Fund intends to diversify its investments in operating companies among several countries and to have represented in its holdings business activities in not less than three different countries. The operating companies in which the International Fund primarily invests are equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges. The International Fund may invest up to 35% of its net assets in emerging market securities, including ETFs. The International Fund may also invest in fixed-income securities of foreign governments and companies.

The Fund uses a multi-manager strategy with subadvisers who may employ different strategies. Cambiar Investors, LLC (“Cambiar”), WCM Investment Management (“WCM”) and Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) each manage a portion of the Fund’s portfolio.

Cambiar utilizes a relative value qualitative investment discipline. Cambiar seeks quality companies that are trading at the lower end of their long-term valuation range, yet possess a catalyst that can enable the company to generate improved operating performance over a forward one to two-year timeframe.

WCM’s international equity strategy employs a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and show a strong probability for superior future growth.

Los Angeles Capital uses its Dynamic Alpha Stock Selection Model®, a proprietary model, to seek to generate incremental returns above the MSCI All Country World Index ex U.S., while attempting to control investment risk relative to that index. Securities with declining alphas or those which increase portfolio risk may become sell candidates while securities with improving alphas or those which decrease portfolio risk may become buy candidates. Alpha is a measure of expected performance on a risk-adjusted basis.

Principal Risks

You may lose money investing in the International Fund. In addition, investing in the International Fund involves the following principal risks:

Foreign Investment Risk. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets.

Emerging Market Risk. Foreign investment risk may be particularly high to the extent the International Fund invests in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Equity Risk. A principal risk of investing in the International Fund is equity risk. This is the risk that the prices of stocks held by the International Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common

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stocks, tend to be more volatile than bonds and money market instruments. The value of the International Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the International Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

ETF Risk. ETFs in which the International Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities of the number of stocks held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Currency Risk. Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Small-Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Market Risk. For equity securities, stock market movements will affect the International Fund’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the International Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Portfolio Strategy Risk. The investment performance of the International Fund is in part dependent upon a subadviser’s skill in making appropriate investments. To the extent that the International Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the International Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of the International Fund’s strategy can lead to substantial differences in the sector or industry allocation of the International Fund relative to the market or index.

Multi-Managed Fund Risk. The International Fund is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the International Fund may have buy and sell transactions in the same security on the same day.

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Investment Style Risk. During certain market conditions, a fund with a more specific investment style (such as value or growth) may perform less well than a fund that allows greater flexibility in the investment of assets.

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Portfolio Turnover Risk. The International Fund may experience high rates of portfolio turnover, which may result in above average transaction costs and the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Affiliate Funds Risk. Certain Wilshire funds are permitted to invest in the International Fund. As a result, the International Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the International Fund’s performance if the International Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the International Fund’s transaction costs.

Quantitative Risk. Some of the International Fund’s subadvisers’ portfolio construction process relies on the use of proprietary and non-proprietary software, and intellectual property that is licensed from a variety of sources. A subadviser may use a trading system or model to construct a portfolio which could be compromised by an unforeseeable software or hardware malfunction and other technological failures, including, but not limited to, power loss, software bugs, malicious codes, viruses or system crashers, or various other events or circumstances beyond the control of the subadviser. The subadviser make reasonable efforts to protect against such events, but there is no guarantee that such efforts will be successful, and the aforementioned events may, on occasion, have an adverse effect on the performance of the International Fund. The nature of complex quantitative investment management processes is such that errors may be hard to detect and in some cases, an error can go undetected for a period of time. In many cases, it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. While the subadvisers have a number of controls and business continuity measures in place designed to assure that the portfolio construction process for the International Fund operates as intended, analytical errors, software errors, developmental and implementation errors, as well as data errors are inherent risks. Additionally, a subadviser may adjust or enhance the model or, under certain adverse conditions, deviate from the model. Such adjustments, enhancements or deviations may not achieve the objectives of the International Fund and may produce lower returns and/or higher volatility compared to what the returns and volatility of the International Fund would have been if the subadviser had not adjusted or deviated from the models.

Cyber Security Risks: The Adviser, subadvisers and the International Fund’s service providers’ use of the internet, technology and information systems may expose the International Fund to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the International Fund’s NAV or data; access by an unauthorized party to proprietary information or International Fund assets; and data corruption or loss of operations functionality. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the International Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Globalization Risks. There is a risk that the growing interrelationship of all global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

Geographic Concentration Risks. There is the risk that investments could be concentrated in companies located in similar regions with similar reactions to political, social, and economic developments with the potential for being adversely affected by legislative changes affecting the values of companies in such regions.

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Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the International Fund by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the International Fund’s average annual total returns compare to those of a broad measure of market performance. The International Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

On April 2, 2013, the International Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 14.05% (quarter ended 9/30/09) and the lowest return for a quarter was (22.84)% (quarter ended 12/31/08).

The returns for the International Fund’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2015)

	1 year	5 years	Since Inception (11/16/07)
Investment Class
Return Before Taxes	(1.55%)	3.96%	0.04%
Return After Taxes on Distributions	(1.64%)	3.57%	(0.23%)
Return After Taxes on Distributions and Sale of Shares	(0.88%)	3.13%	0.07%
Institutional Class
Return Before Taxes	(1.37%)	4.16%	0.29%
MSCI All Country World Index ex U.S (reflects no deduction for fees, expenses and taxes)	(5.66%)	1.06%	(1.44%)*

*	As of 11/30/2007.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their International Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Cambiar

Jennifer M. Dunne, CFA, Investment Principal, joined Cambiar in 2005, and has served as a Co-Lead Portfolio Manager of the Fund since 2015.

Brian M. Barish, CFA, President, Chief Investment Officer, joined Cambiar in 1997, and has served as a Co-Lead Portfolio Manager of the Fund since 2015.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined Cambiar in 1999 and has served as Portfolio Manager for the Fund since 2015.

Andrew P. Baumbusch, Investment Principal, joined Cambiar in 2004 and has served as Portfolio Manager for the Fund since 2015.

Todd L. Edwards, PhD, Investment Principal, joined Cambiar in 2007 and has served as Portfolio Manager for the Fund since 2015.

Alvaro Shiraishi, Investment Principal, joined Cambiar in 2007 and has served as Portfolio Manager for the Fund since 2015.

WCM

Paul R. Black, President and co-CEO of WCM since December 2004 and Portfolio Manager of WCM’s portion of the Fund since 2013.

Peter J. Hunkel, Portfolio Manager and Business Analyst of WCM since 2007 and Portfolio Manager of WCM’s portion of the Fund since October 2013.

Michael B. Trigg, Portfolio Manager and Business Analyst of WCM since 2006 and Portfolio Manager of WCM’s portion of the Fund since October 2013.

Kurt E. Winrich, CFA, Chairman and co-CEO of WCM since 2004 and Portfolio Manager of WCM’s portion of the Fund since October 2013.

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman of Los Angeles Capital and Portfolio Manager of the International Fund. Mr. Stevens has served as Portfolio Manager since May 2014.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the International Fund. Mr. Reynolds has served as Portfolio Manager since May 2014.

Daniel E. Allen, CFA, Director of Global Equities of Los Angeles Capital and Portfolio Manager of the International Fund. Mr. Allen has served as Portfolio Manager since May 2014.

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Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the International Fund are as follows:

Investment Class Shares. The minimum initial investment in the International Fund is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the International Fund must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the International Fund. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the International Fund (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The International Fund’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the International Fund through a broker-dealer or other financial intermediary (such as a bank), the International Fund and its related companies may pay the intermediary for the sale of International Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the International Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Wilshire Income Opportunities Fund

Investment Objective

The Wilshire Income Opportunities Fund’s (the “Income Fund”) primary investment objective is to maximize current income. Long-term capital appreciation is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.25%	0.25%
Total Annual Portfolio Operating Expenses	1.10%	0.85%

Example: This example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investment Class	$ 112	$ 350
Institutional Class	$ 87	$ 271

Portfolio Turnover

The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Income Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Income Fund’s performance. Because the Income Fund is newly organized, portfolio turnover information is not available.

Principal Investment Strategies

Under normal market conditions, the Income Fund seeks to achieve its investment objectives by investing at least 80% of its total assets in a multi-sector portfolio of income producing securities of varying maturities. Derivative investments that provide exposure to debt securities or have similar economic characteristics may be used to satisfy the Income Fund’s 80% policy.

The Income Fund will generally allocate its assets among several investment sectors, without limitation, which may include: high yield securities (“junk bonds”) and investment grade corporate bonds of issuers located in the United States and non-U.S. countries, including emerging market countries; fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; mortgage-related and other asset backed securities (such as collateralized debt obligations (“CDO”), collateralized loan obligations (“CLO”), and collateralized

36

mortgage obligations (“CMO”)); and foreign currencies, including those of emerging market countries. However, the Income Fund is not required to gain exposure to any one investment sector, and the Income Fund’s exposure to any one investment sector will vary over time. The Income Fund may invest an unlimited amount of its assets in any sector. The Income Fund may invest, without limitation, in either U.S. Dollar-denominated or non-U.S. Dollar-denominated fixed-income securities. The Income Fund has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. In general for DoubleLine® Capital LP (“DoubleLine”), a security is deemed to be an emerging market security if issued by either a sovereign, quasi-sovereign or corporate entity which resides within an emerging market country. An emerging market country generally includes all low-to-middle income countries as defined by the World Bank or countries considered emerging market for purposes of constructing major indices. In general for Guggenheim Partners Investment Management, LLC (“Guggenheim”) a security is deemed to be an emerging market security if issued by either a sovereign or corporate entity which resides within an emerging market country as defined by the Barclays Emerging Market Aggregate Index. The Income Fund’s investments may include U.S. and non-U.S. corporate debt securities and sovereign debt securities. There is no limit on the average maturity of the Income Fund’s securities. The targeted weighted average duration of the portfolio is consistent with the Barclays Universal Index, which has a current weighted average duration of 5.5 years. However, it is expected that the Income Fund may deviate substantially from the benchmark duration, with a lower and upper bound of 1 and 10 years, respectively.

Although the Income Fund may invest an unlimited amount of its assets in high yield, lower-quality debt securities (also known as “junk bonds”), which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Ratings Services and Fitch Ratings) and unrated securities determined to be of comparable investment quality, the Income Fund expects its allocation to high yield bonds to range from 30% to 70% of its assets. The Income Fund also may invest in investment grade securities, bank loans, commercial paper, private placements, unregistered or restricted securities (including securities issued in reliance on Regulation D, Rule 144A and Regulation S) and convertible debt (which may result in equity received in a conversion or a workout). The Income Fund may seek to obtain exposure to the securities in which it invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds. The Income Fund may also use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions (typically lines of credit) for investment purposes.

The Income Fund may invest an unlimited amount in derivative instruments, such as options, futures, forwards or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in this Prospectus or the Income Fund’s Statement of Additional Information. The Income Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market. The Income Fund may use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The Income Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Income Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Income Fund may invest up to 20% of its total assets in preferred stocks and dividend-paying common stocks.

The Income Fund uses a multi-manager strategy with subadvisers who may employ different strategies. DoubleLine and Guggenheim each manage a portion of the Income Fund’s portfolio.

In managing its portion of the Income Fund, DoubleLine has broad flexibility to use various investment strategies and to invest in a wide variety of fixed income instruments that DoubleLine believes offer the potential for current income, capital appreciation, or both.

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In managing its portion of the Income Fund, Guggenheim uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. Guggenheim also considers macroeconomic outlook and geopolitical issues. Guggenheim may determine to sell a security for several reasons including, the following: (1) to adjust the portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value.

Principal Risks

You may lose money by investing in the Income Fund. In addition, investing in the Income Fund involves the following principal risks:

Active Management Risk

The Income Fund is subject to active management risk, the risk that the investment techniques and risk analyses applied by the subadvisers will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the subadvisers in connection with managing the Income Fund. There is no guarantee that the investment objective of the Income Fund will be achieved. Furthermore, active trading that can accompany active management will increase the expenses of the Income Fund because of brokerage charges, spreads or mark-up charges, which may lower the Income Fund’s performance.

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that a subadviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Asset-Backed and Mortgage-Backed Securities Risk. Investors in asset-backed securities, including mortgage-backed securities and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.

Bank Loan Risk. To the extent the Income Fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt securities. The Income Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral. Bank loans also often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Bank loan investments may not be considered securities and may not have the protections afforded by the federal securities law. In addition, it may take longer than seven days for bank loan transactions to settle. Please see “Liquidity and Valuation Risk” below for a discussion of the liquidity issues that may arise due to such a settlement period.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2008, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will continue to rise. These policy changes may expose fixed income markets to heightened volatility and may reduce liquidity for certain Income Fund investments, causing the market value of the Income Fund’s investments and the Income Fund’s NAV to decline. If the Income Fund invests in derivatives tied to fixed income markets, it may be more substantially exposed to these risks than if the Income Fund did not invest in such derivatives. To the extent the Income Fund experiences high redemptions because of these policy changes, the Income Fund may experience increased portfolio turnover, which will increase the costs that the Income Fund incurs and may lower the Income Fund’s performance.

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Corporate Bond Risk. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. See “High Yield and Unrated Securities Risk” below.

Collateralized Debt Obligation (“CDO”) and Collateralized Loan Obligation (“CLO”) Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Income Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

CDOs are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Income Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

Collateralized Mortgage Obligation (“CMO”) Risk. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of a CMO is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions of the underlying mortgages. Actual future results may vary from these estimates, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred during the downturn in the mortgage markets, the weighted average life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the market prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder of a CMO could sustain a loss. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The trading markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Income Fund’s ability to dispose of its positions in such securities at prices at which they are held on the books of the Income Fund will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Commercial Paper Risk. Commercial paper is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity. Such investments are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate. Commercial paper can be affected by changes in the interest rate and the creditworthiness of the issuer.

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Convertible Securities Risk. Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Counterparty Credit Risk. The Income Fund may invest in financial instruments and OTC-traded derivatives involving counterparties for the purpose of gaining exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge another position in the Income Fund. Through these investments, the Income Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Income Fund, the Income Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Income Fund will decrease. The Income Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties.

Credit Risk. The Income Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives transaction or other transaction is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Income Fund may decrease the security’s obligations. The downgrade of the credit of a security held by the Income Fund may decrease the security’s market value. Securities and derivatives contracts are subject to varying degrees of credit risk, which are often, but not always, reflected in credit ratings.

Credit-Linked Notes Risk. Credit-linked notes are a type of structured note. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. The Income Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Income Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Currency Risk. The Income Fund’s indirect and direct exposure to foreign currencies subjects the Income Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Income Fund that are denominated in foreign currency. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Income Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Income Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on the Income Fund of fluctuations in the value of currencies may be magnified.

Derivatives Risk. The use of derivatives, including forwards, swaps, futures, options and currency transactions, may expose the Income Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Income Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, segregation, valuation and legal restrictions. If a subadviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Income Fund to be subject to additional regulations, which may generate additional Income Fund expenses. These practices also entail transactional expenses and may cause the Income Fund to realize higher amounts of short-term capital gains than if the Income Fund had not engaged in such transactions. Certain risks also are specific to the derivatives in which the Income Fund invests.

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Emerging Markets Risk. Foreign investment risk may be particularly high to the extent the Income Fund invests in securities of issuers based in countries with developing economies (i.e., emerging markets). Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed than developing countries. Furthermore, investments in emerging market countries are generally subject to additional risks, including trading on smaller markets, having lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.

ETF Risk. ETFs involve certain inherent risks generally associated with investments in a portfolio of common stocks, because ETFs trade on an exchange, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETF shares thus may trade at a premium or discount to their NAV. Moreover, a passively managed ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Like an actively-managed mutual fund, actively managed ETFs are subject to active management risk, the risk that the investment techniques and risk analyses applied by the manager of the ETF will not produce the desired results and that the investment objective of the ETF will not be achieved. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. Additionally, any ETFs purchased may include ETFs managed by a subadviser or its affiliates.

Equity Risk. The prices of stocks held by the Income Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Income Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Income Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stockholders.

Extension Risk. Mortgage-related and other asset-backed securities are subject to extension risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Income Fund returns, as the market value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Income Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

Foreign Securities Risk. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, foreign interest rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the market prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In the event of nationalization, expropriation or other confiscation, the entire investment in a foreign security could be lost. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that the Income Fund invests a significant amount of assets in companies located in one country or geographic region, in which case the

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Income Fund may be more exposed to regional economic risks, and to the extent that the Income Fund invests in securities of issuers in emerging markets. Investments in U.S. dollar-denominated securities of foreign issuers are also subject to many of the risks described above regarding securities of foreign issuers denominated in foreign currencies.

Forward Contracts Risk. There may be imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of the Income Fund. The Income Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Income Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Income Fund’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

Futures Contracts Risk. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the market price of the instruments and the market price of the underlying securities. In addition, there is the risk that the Income Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of the Income Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by the Income Fund or a subadviser, thus limiting the ability to implement the Income Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.

Geographic Emphasis Risk. To the extent the Income Fund invests a significant portion of its assets in one country or geographic region, the Income Fund will be more vulnerable to the economic, financial, social, political or other developments affecting that country or region than a fund that invests its assets more broadly. Such developments may have a significant impact on the Income Fund’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.

Hedging Risk. When a derivative is used as a hedge against a position that the Income Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Income Fund’s hedging transactions will be effective.

High Yield and Unrated Securities Risk. High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” Generally, high yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or have been determined by a subadviser to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on a subadviser’s credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a

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variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds.

Interest Rate Risk. For debt securities, interest rate risk is the possibility that the market price will fall because of changing interest rates. In general, debt securities’ market prices rise or fall inversely to changes in interest rates. If interest rates rise, bond market prices generally fall; if interest rates fall, bond market prices generally rise. In addition, for a given change in interest rates, the market price of longer-maturity or duration bonds fluctuates more (gaining or losing more in value) than shorter-maturity bonds. Duration is a measure of volatility not time that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a debt security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a fall in value for every year of duration. There may be less governmental intervention in influencing interest rates in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on the market prices of fixed income securities and could negatively affect the Income Fund’s NAV.

Investment in Investment Vehicles Risk. Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Income Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Income Fund will incur its pro rata share of the underlying vehicles’ expenses.

Investments in Loans Risk. Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Income Fund’s investments in loans can be difficult to value accurately and may be subject to more liquidity risk than fixed-income instruments of similar credit quality and/or maturity. Transactions in loans are subject to delayed settlement periods, thus potentially limiting the ability of the Income Fund to invest sale proceeds in other investments and to meet its redemption obligations.

Leverage Risk. The Income Fund’s use of leverage, through borrowings or instruments such as derivatives, repurchase agreements, or reverse repurchase agreements, may cause the Income Fund’s NAV to be more volatile and the Income Fund’s strategy to be riskier than if it had not been leveraged.

Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Income Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Income Fund’s NAV, causing the Income Fund to sell the investment at a lower market price and unable to realize what a subadviser believes should be the price of the investment. In addition, the Income Fund potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions.

Market Risk. For equity securities, stock market movements may affect the Income Fund’s NAV. Declines in the Income Fund’s NAV will result from decline in the market prices for specific securities held by the Income Fund. There is also the possibility that the price of the security held by the Income Fund will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Mezzanine Investments Risk. The Income Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are generally subject to similar risks associated with investment in senior loans, second lien loans and other below investment grade securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding senior loans, second lien loans

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and other debt instruments with higher priority of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Mezzanine Investments are expected to have greater market price volatility and exposure to losses upon default than senior loans and second lien loans and may be less liquid.

Multi-Managed Fund Risk. The Income Fund is a multi- managed fund with two subadvisers who employ different strategies. As a result, the Income Fund may have buy and sell transactions in the same security on the same day.

Municipal Securities Risk. Municipal securities may be subject to credit, interest and prepayment risks. In addition, municipal securities can be affected by unfavorable legislative or political developments and adverse changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance.

Options Risk. Options or options on futures contracts give the holder of the option the right to buy or to sell a position in a security or in a contract to the writer of the option, at a certain, predetermined price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. Because the value of an option declines as the expiration date approaches, the Income Fund risks losing all or part of its investment in the option. The successful use of options depends on a Subadviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Income Fund or a subadviser, thus limiting the ability to implement the Income Fund’s strategy. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Preferred Securities Risk. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the market value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Prepayment Risk. The issuers of securities held by the Income Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the market price of the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

Privately Issued Securities Risk. The Income Fund may invest in privately-issued securities of public and private companies. Privately issued securities have additional risk considerations than investments in comparable public investments. Whenever the Income Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the subadviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain privately-issued securities may be illiquid. If there is no readily available trading market for privately-issued securities, the Income Fund may not be able to readily dispose of such investments at market prices that approximate those prices at which the securities are held to compute

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the Income Fund’s NAV. Privately-issued securities are also more difficult to value. Privately-issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Portfolio Strategy Risk. The investment performance of the Income Fund is in part dependent upon the subadvisers’ skill in making appropriate investments. To the extent that the Income Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the Income Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of the Income Fund’s strategy can lead to substantial differences in the sector or industry allocation of the Income Fund relative to the market or index.

Regulatory and Legal Risk. U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Income Fund, the strategies used by the Income Fund or the level of regulation or taxation applying to the Income Fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Income Fund or taxation of shareholders.

Reinvestment Risk. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date. If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and the Income Fund’s income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Repurchase Agreements and Reverse Repurchase Agreements Risk. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Income Fund or, in the case of a reverse repurchase agreement, the securities sold by the Income Fund, may be delayed or fail to be realized. If the Income Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Income Fund’s yield. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Leveraging may cause the Income Fund’s performance to be more volatile than if it had not been leveraged.

Restricted Securities Risk. Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Income Fund. Restricted securities may be illiquid and difficult to value. If the Income Fund is able to sell the restricted security, the Income Fund may have to sell the investment at a lower market price than the price at which it is valued for purposes of computing the Income Fund’s net asset value (“NAV”).

Sale-Buyback Risk. The Income Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Income Fund’s repurchase of the underlying security. The Income Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Income Fund’s forward commitment to repurchase the subject security.

Short Sale Risk. The Income Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Income Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Income Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Income Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.

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Segregation Risk. Segregation Risk is the risk associated with any requirements, which may be imposed on the Income Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation and offsetting positions will not limit the Income Fund’s exposure to loss, and the Income Fund may incur investment risk with respect to the segregated assets and offsetting positions to the extent that, but for the applicable segregation requirement and/or the need for the offsetting positions, the Income Fund would sell the segregated assets and/or offsetting positions.

Structured Finance Investments Risk. The Income Fund’s structured finance investments may consist of residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) issued by governmental entities and private issuers, asset-backed securities (“ABS”), structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance securities bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Income Fund may have the right to receive payments only from the issuer of the structured finance security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured finance investments’ value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, the Income Fund’s investments in certain structured finance securities may decline in value, their market value may be more difficult to determine, and the Income Fund may have more difficulty disposing of them.

Structured Notes Risk. Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Income Fund’s investments in structured notes are based upon the movement of one or more factors used as a reference for payments required on the note, including currency exchange rates, interest rates, referenced bonds or stock indices, depending on the use of multipliers or deflators, changes in the applicable factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero or a negative rate, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and their market prices may be more volatile than the reference instrument or security underlying the note.

Swaps Agreements Risk. Swap agreements are contracts between the Income Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact that they could be considered illiquid and many trades trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity, segregation and leveraging risks. The use of swap agreements may require asset segregation and thus the Income Fund may also be subject to the risks described under “Segregation Risk” above. Certain standardized swaps are subject to mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

Synthetic Investment Risk. The Income Fund may be exposed to certain additional risks if a subadviser uses derivatives transactions as a means to synthetically implement the Income Fund’s investment strategies. Customized derivative instruments will likely be illiquid, and it is possible that the Income Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Income Fund’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment strategy that the subadviser is seeking to replicate.

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To Be Announced (“TBA”) Transactions Risk. The Income Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date.

U.S. Government Securities Risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (1) the full faith and credit of the United States; (2) the ability of the issuer to borrow from the U.S. Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the United States in some other way. In some cases, there may even be the risk of default. For certain agency issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations. Further, the U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities and, as a result, the value of such securities will fluctuate and are subject to investment risks.

Valuation Risk. The Income Fund may invest in securities that are difficult to value and may value certain of its securities at a price higher than the market price at which the security can be sold.

Fund of Funds Risk. Certain Wilshire funds are permitted to invest in the Income Fund. As a result, the Income Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Income Fund’s performance if the Income Fund was required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Income Fund’s transaction costs.

Past Performance

The Income Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Income Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Income Fund by showing the variability of the Income Fund’s returns based on net assets and comparing the Income Fund’s performance to its benchmark index.

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

DoubleLine

Jeffrey E. Gundlach, Chief Executive Office of DoubleLine and Portfolio Manager of the Income Fund. Mr. Gundlach has served as Portfolio Manager since March 2016.

Guggenheim

Anne B. Walsh, CFA, Senior Managing Director and Assistant Chief Investment Officer of Guggenheim and Portfolio Manager of the Income Fund. Ms. Walsh has served as Portfolio Manager since March 2016.

James W. Michal, Managing Director of Guggenheim and Portfolio Manager of the Income Fund. Mr. Michal has served as Portfolio Manager since March 2016.

Steven H. Brown, CFA, Director of Guggenheim and Portfolio Manager of the Income Fund. Mr. Brown has served as Portfolio Manager since March 2016.

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Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Income Fund are as follows:

Investment Class Shares. The minimum initial investment in the Income Fund is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Income Fund must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Income Fund. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Income Fund (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Income Fund’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Income Fund and its related companies may pay the intermediary for the sale of Income Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT INVESTMENTS AND RISKS

While the previous pages describe the main points of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio (collectively, the “Style Portfolios”), the Index Fund, the International Fund and the Income Fund’s strategy and risks, the following pages describe additional details regarding the Portfolios.

Wilshire Associates Incorporated (“Wilshire”) serves as the investment adviser to the Portfolios. As part of its management and oversight of the Portfolios, Wilshire selects investment advisers to serve as subadvisers, and determines the allocation of each Portfolio’s assets among the selected subadvisers through the use of sophisticated models. In its discretion, Wilshire may allocate no assets to a given subadviser. Each subadviser manages a portion of one or more of the Portfolios. Wilshire selects subadvisers to manage the assets of the Portfolios, subject to approval of the Wilshire Mutual Funds, Inc. (the “Company”)’s Board of Directors (the “Board”), based upon a due diligence process that focuses on, but is not limited to, each subadviser’s philosophy and process, people and organization, resources and performance.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee reviews the daily performance of the Portfolios and the subadvisers. Additionally, the risk profiles of the Portfolios and the subadvisers are monitored closely to ensure compliance with stated investment guidelines. The investment committee maintains regular communication with the subadvisers.

Style Portfolios

The Company offers focused exposure to four distinct segments of the U.S. market — large company growth, large company value, small company growth and small company value. Wilshire establishes the parameters for “large company” and “small company” stocks. The Style Portfolios’ “growth” and “value” criteria generally follow the criteria of each Portfolio’s respective benchmark. Each Style Portfolio owns only securities within these parameters which correspond to that style. The Style Portfolios invest substantially in common stock, but other investments may also include cash equivalents, convertible securities, warrants and ETFs. To maintain a proper style exposure in each Style Portfolio, the subadvisers will change a Style Portfolio’s holdings as companies’ characteristics change. A subadviser will sell stocks that no longer meet the criteria of a particular Style Portfolio. For example, a subadviser may consider a stock to no longer be a value stock if its price advances strongly. Each subadviser seeks to maintain a fully invested position in a Style Portfolio at all times. This means that a Style Portfolio generally holds little uninvested cash, thus seeking to ensure that you receive the full benefit of any market advances (however, it also means you will bear the full impact of any market declines). The number of securities eligible for investment by a Style Portfolio at any time varies.

The investment philosophies of the subadvisers managing each Style Portfolio are described in more detail below. No assurance exists that a Style Portfolio will achieve its investment objectives.

Loomis Sayles

Loomis Sayles serves as a subadviser to a portion of the Large Company Growth Portfolio (the “Portfolio”). Under normal market conditions, Loomis Sayles will invest primarily in equity securities, including common stocks, convertible securities and warrants. Loomis Sayles focuses on stocks of large capitalization companies, but may invest in companies of any size. Loomis Sayles normally invests across a wide range of sectors and industries.

Loomis Sayles’ portfolio manager employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. Loomis Sayles’ portfolio manager aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

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Loomis Sayles will consider selling a portfolio investment when the portfolio manager believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which the portfolio manager deems appropriate.

Loomis Sayles may also invest the portion of the Large Company Growth Portfolio’s assets it manages in equity securities of Canadian issuers, up to 20% of its assets in other foreign securities, including emerging market securities, engage in foreign currency transactions, invest in options for hedging and investment purposes and invest in securities issued pursuant to Rule 144A under the Securities Act of 1933. Loomis Sayles may elect not to hedge currency risk, which may cause the portion of the Large Company Growth Portfolio managed by Loomis Sayles to incur losses that would not have been incurred had the risk been hedged. Except as provided above, the Portfolio is not limited in the percentage of its assets that it may invest in these instruments. Principal risks relating to the instruments described in this paragraph are set forth below.

Credit/Counterparty Risk. Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Portfolio will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (“OTC”) derivative transactions, such as foreign currency transactions. As a result, in instances when the Portfolio enters into OTC derivative transactions, the Portfolio will be subject to the risk that its direct counterparties will not perform their obligations under the transactions and that the Portfolio will sustain losses or be unable to realize gains.

Currency Risk. Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Portfolio may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The Portfolio may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Portfolio to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk. Derivative instruments (such as those in which the Portfolio may invest, including foreign currency transactions and options) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Portfolio’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Portfolio’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Portfolio to incur losses greater than those that would have occurred had derivatives not been used. The Portfolio’s use of derivatives, such as forward currency contracts and options transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Portfolio may be unable to terminate or sell a derivatives position at an advantageous time or price. The Portfolio’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Portfolio.

Emerging Markets Risk. In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

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Foreign Securities Risk. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Portfolio’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Leverage Risk. Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful.

Liquidity Risk. The Portfolio may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Portfolio’s investments when it needs to dispose of them. If the Portfolio is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Portfolio. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Liquidity issues may also make it difficult to value the Portfolio’s investments.

Los Angeles Capital

Los Angeles Capital serves as a subadviser to a portion of each of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio. In managing its portion of each of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio, Los Angeles Capital uses Los Angeles Capital’s Dynamic Alpha Stock Selection Model®, a proprietary model, to seek to generate incremental returns above a Portfolio’s benchmark, while attempting to control investment risk relative to the benchmark.

Los Angeles Capital builds portfolios that maximize return subject to an acceptable level of risk relative the Portfolio’s benchmark. Security level alphas are generated on a weekly basis and the portfolio is rebalanced through an optimization process to improve the Portfolio’s risk and return profile. Using the alphas for each stock, a mean variance optimizer is used to rebalance the Portfolio. In this process, Los Angeles Capital develops a trade list of individual securities that will seek to improve the Portfolio’s return/risk profile relative to the current portfolio. A portfolio is rebalanced to reflect changes in investor preferences as measured by the firm’s factor forecasts. If a security no longer has the risk characteristics Los Angeles Capital believes investors are favoring, Los Angeles Capital will see a need to sell a stock in the Portfolio. As economic conditions change and investor risk preferences evolve, Los Angeles Capital’s forecasts for these and other factors will change accordingly.

Los Angeles Capital does not set price targets. Los Angeles Capital’s Dynamic Alpha Stock Selection Model® is the basis of security valuation and selection. Los Angeles Capital may limit or modify a portfolio’s holdings based upon a perceived risk or concern regarding a particular company’s investment merits. Los Angeles Capital's portfolios are typically fully invested with minimal cash holdings.

NWQ

NWQ serves as a subadviser to a portion of the Small Company Value Portfolio. NWQ seeks to provide superior risk-adjusted returns through an analyst-driven value-oriented process. NWQ invests in companies which it believes are undervalued and where it believes catalysts exist to unlock value or improve profitability regardless of market movements or industry developments. Such catalysts can be new management, improving fundamental characteristics, renewed management focus, industry consolidation or company restructuring. Catalysts can also include free options or hidden assets that are not being correctly valued by the market. Investment decisions are made on an opportunistic basis, capitalizing on NWQ’s evaluation of situations created by investor over-reaction, misperception and short-term focus. NWQ looks for low expectation stocks that it believes possess positive risk/reward characteristics and may be overlooked by Wall Street.

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NWQ’s stock selection process is driven by rigorous bottom-up fundamental research. The investable universe includes companies that may, or may not be included in an index. In addition, investments may be made in companies, domiciled outside of the United States, through their American Depositary Receipts (ADRs). Quantitative measures include price-to-cash flow, price-to-sales, price-to-earnings, price-to-book and earnings quality. Qualitatively, NWQ focuses on management strength, corporate strategy, competitive position and shareholder value orientation. NWQ does extensive bottom-up research on each current and potential common stock holding, having direct contact with corporate management and assessing the expected risk/reward ratio of an investment to determine the absolute downside versus the expected upside. Upon identifying stocks with attractive valuation characteristics and with catalysts that NWQ expects to drive investment results, NWQ selects approximately 40 to 70 securities for its portion of the Small Company Value Portfolio.

NWQ continually monitors all of its portfolio holdings and generally performs a rigorous, objective review on any investment that declines materially in price. NWQ typically either eliminates or trims positions when NWQ believes a security no longer meets the three criteria at the core of its investment discipline: attractive valuation, favorable risk/reward ratio and belief in a catalyst.

Pzena

Pzena serves as a subadviser to a portion of the Large Company Value Portfolio. Pzena has a “classic” value investment philosophy; it seeks to buy very good businesses at very low prices. Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies in an effort to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena believes that a concentrated portfolio focused exclusively on companies such as these will generate meaningful returns for long-term investors. This concentration may increase the volatility of Pzena’s portion of the Large Company Value Portfolio compared to more diversified funds.

Pzena generally sells a security when Pzena believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer. In this way, Pzena attempts to avoid “emotional” input and to focus on the pure valuation level of each company.

Ranger

Ranger serves as subadviser to a portion of the Small Company Growth Portfolio. Ranger utilizes a disciplined, consistent investment approach to both securities selection and risk management. Ranger’s investment team searches for quality growth companies by implementing a bottom-up, fundamental research driven security selection process. In the research process, Ranger focuses on identifying small- and mid-capitalization U.S. equities characterized by accelerating revenue and earnings growth, high recurring revenues, strong balance sheets and free cash flow generation.

In addition to extensive quantitative analysis, Ranger gives careful consideration to qualitative analysis and judgment of the management team, accounting practices, corporate governance and the company’s competitive advantage. Once these quantitative and qualitative characteristics are thoroughly analyzed, Ranger’s investment team then determines whether a company is undervalued and whether there is sufficient upside to the stock price to warrant an investment.

Ranger utilizes information provided by two of its proprietary systems, “Long Manager” and the “Suspect List”, to monitor its portfolios and better understand risk. “Long Manager” is a real-time analytical tool utilized by Ranger’s investment team on a daily basis to monitor individual stocks and client portfolios to ensure compliance with client investment objectives. “Long Manager” also provides detailed, up-to-the-minute market information relating to all portfolio holdings and identifies securities that violate internal guidelines or are approaching their price targets. The “Suspect List” monitors 23 fundamental

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and technical characteristics and is used to identify companies that violate the firm’s sell disciplines. Ranger’s continual review process is designed to identify problem stocks early and enhance performance by removing them before they become significant problems in Ranger’s portion of the Small Company Growth Portfolio.

Systematic

Systematic serves as a subadviser to a portion of the Large Company Value Portfolio. Systematic seeks to identify undervalued companies in the early stages of a fundamental improvement confirmed through one or more positive earnings catalysts that may provide superior long‐term capital appreciation. The investment process starts with rigorous quantitative screening to identify stocks exhibiting a combination of discounted valuation and improving fundamentals, which are then carefully scrutinized through fundamental, bottom‐up analysis. While Systematic will buy a stock on “confirmation” of a confirmed catalyst for price appreciation, it will, based upon continuous monitoring of the portfolio, sell a stock when (1) price appreciation causes the company valuation to expand to fair value, (2) other investment opportunities present more attractive prospects from a valuation and expected return basis, (3) analysis leads to an anticipated downward estimate revision or (4) a negative earnings surprise is reported.

Victory Capital

Victory Capital serves as a subadviser to a portion of the Large Company Growth Portfolio. Victory Capital employs a growth-oriented style using bottom-up fundamental company analysis as a basis for all investment decisions. Victory Capital constructs its portion of the Large Company Growth Portfolio with high-quality, large-capitalization equity securities that Victory Capital believes are likely to produce superior earnings growth.

Earnings growth drives stock prices over time. Victory Capital seeks high-quality companies that have growing earnings, strong financial foundations, market leadership, and superb management teams. The Victory Capital investment team seeks to generate alpha (relative to the Russell 1000 Growth Index) by owning a focused portfolio of high-quality growth companies that Victory Capital believes will deliver earnings growth greater than that which the market expects. Victory Capital employs a bottom-up, long-term approach in managing a focused portfolio of approximately 25 stocks. Victory Capital sells a stock when the fundamental characteristics deteriorate, relative valuation has become less favorable or when a better investment opportunity is identified, and a position is reduced when a 10% position size limit is reached. Victory Capital does not time the market and seeks to remain fully invested at all times.

The Index Fund

The Index Fund provides exposure to the U.S. stock market as a whole by investing in the common stocks of companies included in the Index. The Index Fund may invest in the common stock of companies of any size, including small-cap companies. The Index is an unmanaged capitalization weighted index of over 3,000 U.S. equity securities and includes U.S. stocks regularly traded on the New York Stock Exchange (“NYSE”), the NYSE MKT LLC and the NASDAQ over-the-counter market. The Index Fund normally holds stocks representing at least 90% of the Index’s total market value, which ranges between 1,000 and 3,000 stocks.

Los Angeles Capital serves as the subadviser to the Index Fund. Los Angeles Capital manages the Index Fund using an enhanced stratified sampling investment approach. Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark.

Over time, Los Angeles Capital expects the correlation between the performance of the Index and the performance of the Index Fund to be over 90% before the deduction of Index Fund expenses. A 100% correlation would indicate that the Index Fund’s performance exactly matches the performance of the Index. The Index Fund’s ability to track the Index’s performance will be affected by factors such as the Index Fund’s expenses, changes in stocks represented in the Index and the timing and amount of sales and redemptions of Index Fund shares.

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The International Fund

The International Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The International Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Since the International Fund may invest in companies of any size, it may at times invest in small-cap companies. The International Fund invests in companies organized outside of the United States. The International Fund intends to diversify its investments in operating companies among several countries and to have represented in its holdings business activities in not less than three different countries. The operating companies in which the International Fund primarily invests are equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges. The International Fund may invest up to 35% of its net assets in emerging markets securities, including ETFs. The International Fund may also invest in fixed-income securities of foreign governments and companies.

Currently, Wilshire has retained Cambiar, WCM and Los Angeles Capital to manage the International Fund. The basic philosophy of each subadviser is described below.

Cambiar

Cambiar serves as a subadviser to a portion of the International Fund. Cambiar invests primarily in equity securities of foreign companies and will typically hold between 40 to 50 positions, with average positions sizes in the 2% to 3% range. The portion of the International Fund’s assets managed by Cambiar will have a developed market bias but does have the ability to invest up to 25% in emerging markets.

In selecting investments for the International Fund, Cambiar uses a fundamental, relative value investment approach to build a diversified portfolio of companies that meet the following criteria:

QUALITY – Cambiar seeks to identify companies that possess strong competitive positions within their sector or industry, and offer a track record of innovation and product leadership as well as strong pricing and cost discipline. Cambiar prefers companies that possess strong financial characteristics such as low leverage and sufficient liquidity.

VALUATION -- Cambiar uses conventional valuation metrics, such as price-to-earnings and price-to-book ratios, to identify companies that are trading at the lower end of their long-term valuation range.

CATALYST -- Cambiar seeks to identify a fundamental positive development or catalyst (such as the onset of a new product or pricing cycle, resolution of a transitory overhang or normalization of the businesses' cash flow, margins and/or earnings) that it believes can positively change investors' perception of a company, but has not yet been recognized by the market.

HURDLE RATE -- Cambiar seeks to identify companies that it believes have the ability to generate a significant investment return consisting of both capital appreciation and dividend income, over a one to two year time horizon, and is based on the company returning to its normal earnings and valuation.

Cambiar selects investments on a stock-by-stock basis, with the goal of building a portfolio for its portion of the International Fund’s assets that strikes a balance between its conviction in an investment and portfolio diversification. Cambiar seeks to manage risk through its research process as well as limits on individual position sizes and allocations to an economic sector or individual country.

Cambiar will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected.

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WCM

In investing its portion of the International Fund’s assets, WCM establishes portfolio guidelines for sector and industry emphasis by analyzing major trends in the global economy in order to identify those economic sectors and industries that are most likely to benefit. WCM analyzes trends in areas including demographics, global commerce, outsourcing, the growing global middle class and the proliferation of technology. WCM then develops a portfolio strategy that best capitalizes on the expected growth. In constructing its portion of the International Fund’s portfolio, WCM seeks non-US domiciled quality businesses with superior growth prospects, high returns on invested capital and low or no debt. WCM also requires each company to maintain a durable competitive advantage and strongly considers qualitative elements such as corporate culture and the strength, quality and trustworthiness of management. WCM is sensitive to valuation and seeks to avoid companies with limited or spotty histories. In selecting equity investments for the International Fund, WCM typically plans to hold positions for three to five years.

WCM may sell all or a portion of its portion of the International Fund’s portfolio holdings when, in its opinion, one or more of the following occurs, among other reasons: (1) fundamentals deteriorate; (2) there is increased geopolitical or currency risk; (3) WCM identifies a more attractive security; or (4) the International Fund experiences redemptions of shares.

Los Angeles Capital

Los Angeles Capital serves as a subadviser to a portion of the International Fund. In managing its portion of the International Fund, Los Angeles Capital uses Los Angeles Capital’s Dynamic Alpha Stock Selection Model®, a proprietary model, to seek to generate incremental returns above the MSCI All Country World Index ex U.S., while attempting to control investment risk relative to that index.

Los Angeles Capital builds a portfolio that seeks to maximize return subject to an acceptable level of risk relative to the MSCI All Country World Index ex U.S. Index. Security level alphas are generated on a weekly basis and the portfolio is rebalanced through an optimization process to improve the International Fund’s risk and return profile. Using the alphas for each stock, a mean variance optimizer is used to rebalance the International Fund. In this process, Los Angeles Capital develops a trade list of individual securities that will seek to improve the International Fund’s return/risk profile relative to the current portfolio. Los Angeles Capital rebalances the portfolio to reflect changes in investor preferences as measured by the Firm’s factor forecasts. If a security no longer has the risk characteristics Los Angeles Capital believes investors are favoring, Los Angeles Capital will see a need to sell a stock in the International Fund. As economic conditions change and investor risk preferences evolve, Los Angeles Capital’s forecasts for these and other factors will change accordingly.

Additional principal risks relating to the International Fund are set forth below:

Counter Directional Risks. The subadvisers may take a long position in securities of an issuer in the International Fund while at the same time going short on the same issuer in another account managed by the subadviser. Conversely, the subadvisers could have a short position in a portfolio while at the same time going long on the same issuer in the International Fund. These situations occur due to differences in the risk and guideline constraints and exposures governing the International Fund’s portfolio in comparison to the other accounts managed by the subadvisers. The subadvisers have procedures in place that are designed to minimize conflicts of interest in these situations.

The Income Fund

The Income Fund’s primary investment objective is to maximize current income. Long-term capital appreciation is a secondary objective. The Income Fund’s investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval.

Currently, Wilshire has retained DoubleLine and Guggenheim to manage the Income Fund. The basic philosophy of each subadviser is described below.

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DoubleLine: In managing its portion of the Income Fund, DoubleLine has broad flexibility to use various investment strategies and to invest in a wide variety of fixed income instruments that DoubleLine believes offer the potential for current income, capital appreciation, or both. DoubleLine expects to allocate its portion of the Income Fund’s assets in response to changing market, financial, economic, and political factors and events that the portfolio manager believes may affect the values of the Income Fund’s investments. DoubleLine seeks to manage its portion of the Income Fund’s duration based on DoubleLine’s view of, among other things, future interest rates and market conditions. There are no limits on the duration of the Income Fund’s portfolio. DoubleLine retains broad discretion to modify its portion of the Income Fund’s duration within a wide range.

Guggenheim: In managing its portion of the Income Fund, Guggenheim uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. Guggenheim also considers macroeconomic outlook and geopolitical issues. Guggenheim may determine to sell a security for several reasons including, the following: (1) to adjust the portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value.

Additional principal risks relating to the Income Fund are set forth below:

Adjustable Rate Mortgage Securities Risk. The Income Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.

Asset-Backed and Mortgage-Backed Securities Risk. The Income Fund may invest in asset-backed securities, including mortgage-backed securities and structured investment vehicles (“SIVs”), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments.

The Income Fund will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which borrowers pay off their loans. When a borrower, such as a homeowner with respect to mortgage-backed securities, makes a prepayment, the Income Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. An underlying pool of assets, including but not limited to automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables may back asset-backed securities in which the Income Fund may invest. The Income Fund may invest in these and other types of asset-backed securities (including future receivables of cash flows or assets) that currently exist or may be developed in the future. The pool provides the interest and principal payments to investors. Asset-backed securities may provide the Income Fund with a less effective security interest in the related collateral than do mortgage-related securities, and thus it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these securities. Some mortgage-backed securities and SIVs may be leveraged or have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities’ weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent or the financial institution providing credit support. These securities are subject to high degrees of credit, valuation and liquidity risks.

Further, recently adopted rules implementing credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Income Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to the Income Fund and the Income Fund’s investments in asset-backed securites may be adversely affected. Many of the other changes required by the Dodd–Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) or foreign regulatory developments could materially impact the value of the Income Fund’s assets, expose the Income Fund to additional costs and require changes to investment practices, thereby adversely affecting the Income Fund’s performance.

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Additional risks relating to investments in asset-backed securities may arise due to the type of asset-backed securities in which the Income Fund invests, defined by the assets collateralizing the asset-backed securities. For example, asset-backed securities backed by aircraft loans and leases may provide the Income Fund with a less effective security interest in the related underlying collateral than do mortgage-related securities and, thus, it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these asset-backed securities. In addition to the risks inherent in asset-backed securities generally, risks associated with aircraft securitizations include but are not limited to risks related to commercial aircraft, the leasing of aircraft by commercial airlines and the commercial aviation industry generally. With respect to any one aircraft, the value of such aircraft can be affected by the particular maintenance and operating history for the aircraft or its components, the model and type of aircraft, the jurisdiction of registration (including legal risks, costs and delays in attempting to repossess and export such aircraft following any default under the related loan or lease) and regulatory risk. The Income Fund may invest in these and other types of asset-backed securities that may be developed in the future.

Residential Mortgage-Backed Securities Risk. Home mortgage loans are typically grouped together into “pools” by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations – familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.” Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Income Fund’s holdings of mortgage-backed securities. In light of the current interest rate environment, the Income Fund’s investments in these securities may be subject to heightened interest rate risk.

Commercial Mortgage-Backed Securities Risk. Commercial mortgage backed securities (“CMBS”) are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. Investments in CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.

Certificates of Deposit and Bankers’ Acceptances Risk. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Collateralized Loan Obligations (“CDO”) and Collateralized Debt Obligations (“CLO”) Risk. A CLO is an asset-backed security whose underlying collateral is a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry the same risks as investments in loans directly, as well as other risks, including interest rate risk, credit and liquidity and valuation risks, and the risk of default. CLOs issue classes or “tranches” that vary in risk and yield. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A CLO may experience substantial losses attributable to loan defaults. The Income Fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults,

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and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which the Income Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.

CDOs are structured similarly to CLOs, but are backed by pools of assets that are securities rather than only loans, typically including bonds, other structured finance securities (including other asset-backed securities and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by the Income Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which the Income Fund may invest. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.

Commercial Paper Risk. The value of the Income Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates. As with other fixed-income securities, there is a risk that the issuer of commercial paper will default completely on its obligations. Commercial paper is generally unsecured and, thus, is subject to increased credit risk. The Income Fund may have limited or no recourse against the issuer of commercial paper in the event of default.

Convertible Securities Risk. Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Income Fund’s ability to achieve its investment objective. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income- producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Income Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Counterparty Credit Risk. The Income Fund may invest in financial instruments and OTC-traded derivatives (including equity index swap agreements) involving counterparties for the purpose of gaining exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Income Fund may use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular

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predetermined investments or instruments. Through these investments, the Income Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Income Fund, the Income Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Income Fund will decrease.

The Income Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties.

Credit Risk. It is possible that some issuers of fixed income securities will not make payments on debt securities held by the Income Fund, or there could be defaults on repurchase agreements held by the Income Fund. This risk may be especially acute with respect to high yield securities (i.e., “junk bonds”). Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the market price of the security and the Income Fund’s NAV. A change in the credit quality rating of a security can affect its liquidity and make it more difficult for the Income Fund to sell. Any applicable limitation on the credit quality of a security in which the Income Fund may invest is applied at the time the Income Fund purchases the security. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal.

Investment grade securities are fixed income securities that have been determined by a nationally or internationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default), or which, if unrated, have been determined by a subadviser to be of comparable quality. Investment grade securities are designated “BBB”, “A”, “AA” or “AAA” category by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., Dominion Bond Rating Service Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., and “Baa”, “A”, “Aa” or “Aaa” category by Moody’s Investors Service, or an equivalent rating by any other nationally or internationally recognized statistical rating organization, or have been determined by a subadviser to be of comparable quality. If nationally or internationally recognized statistical rating organizations assign different ratings to the same security, the Income Fund will use the higher rating for purposes of determining the security’s credit quality.

Currency Risk. The Income Fund’s direct or indirect exposure to foreign currencies, including through ownership of securities of foreign issuers, subjects the Income Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Income Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Income Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Income Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging the impact on the Income Fund of fluctuations in the value of currencies may be magnified. To the extent the Income Fund hedges currency risk through the use of forward currency contracts, the Income Fund may incur increased implied transaction costs.

Derivatives Risk. The Income Fund may invest a portion of its assets in derivatives, such as swaps, futures contracts and option contracts and currency transactions, as described in the Income Fund’s principal investment strategies, to pursue its investment objectives and to create economic leverage in the Income Fund, to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to change the effective duration of the Income Fund’s portfolio, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose the Income Fund to risks in addition to and greater than those associated with

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investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Income Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of such derivatives may also expose the Income Fund to the performance of securities that the Income Fund does not own. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if a Subadviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Income Fund to be subject to additional regulations, which may generate additional Income Fund expenses. These practices also entail transactional expenses and may cause the Income Fund to realize higher amounts of short-term capital gains than if the Income Fund had not engaged in such transactions. The markets for certain derivative instruments, and those located in foreign countries, are relatively new and still developing, which may expose the Income Fund to increased counterparty and liquidity risk. Certain risks also are specific to the derivatives in which the Income Fund invests.

Certain of the derivatives in which the Income Fund invests are traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Income Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Income Fund and its trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Income Fund is subject to counterparty credit risk with respect to such derivative contracts.

Swap Agreements Risk. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a swap execution facility and with a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Income Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. The Income Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The subadvisers will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Income Fund’s ability to enter into swap agreements.

Futures Contracts Risk. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Income Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase

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the volatility of the Income Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by the Income Fund or a subadviser, thus limiting the ability to implement the Income Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.

Options Contracts Risk. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.

Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on a subadviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by the Income Fund or a subadviser, thus limiting the ability to implement the Income Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Income Fund are small in relation to the market value of the investments underlying the options, the Income Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.

The Income Fund may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if the Income Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Income Fund’s custodian). As a seller of covered call options, the Income Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.

Dollar Roll Transaction Risk. The Income Fund may enter into dollar roll transactions, in which the Income Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security (but not the same security) for settlement at a later date. The Income Fund gives up the principal and interest payments on the security, but may invest the sale proceeds, during the “roll period.” When the Income Fund enters into a dollar roll, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Income Fund’s assets, and therefore, the Income Fund’s net asset value. As a result, dollar roll transactions may sometimes be considered to be the practical equivalent of borrowing and constitute a form of leverage. Dollar rolls also involve the risk that the market value of the securities the Income Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that the Income Fund’s counterparty becomes insolvent, the Income Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Income Fund’s obligation to purchase the substantially similar securities.

Emerging Markets Risk. The Income Fund may invest in securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in securities in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Income Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) lower levels of government regulation and less extensive accounting, financial and other reporting requirements; and (vii) high rates of inflation for prolonged periods. Sovereign debt of emerging countries may be in default or present a greater risk of default.

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Equity Securities Risk. The Income Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. If the prices of the equity securities held by the Income Fund fall, the value of your investment in the Income Fund will be adversely affected. The Income Fund may lose a substantial part, or even all, of its investment in a company’s stock. The Income Fund’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Income Fund, particularly if the Income Fund has a small asset base. There is no guarantee that as the Income Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. The Income Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.

Foreign Securities Risk. The Income Fund may invest in foreign securities. Investing outside the United States involves economic and political considerations not typically applicable to U.S. markets. These considerations, which may favorably or unfavorably affect the Income Fund’s investment performance, include, but are not limited to, changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to the Income Fund), war, expropriation, political and social instability and diplomatic developments. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are heightened in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Wilshire and the Subadvisers seek to mitigate the risks associated with these considerations through diversification and active professional management.

Geographic Emphasis Risk. A fund that invests a significant portion of its assets in one country or geographic region will be more vulnerable to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region than a fund that invests its assets more broadly. Such developments may include: adverse securities markets; adverse exchange rates; social, political, regulatory, financial, economic or environmental developments; or natural disasters. Such conditions or developments may have a significant impact on the Income Fund’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund. The Income Fund’s investment performance may be particularly susceptible to such conditions and developments if the Income Fund emphasizes its investments in an emerging market country or region with a number of emerging market countries.

Hedging Risk. The Income Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Income Fund holds. A hedge is an investment, transaction or strategy designed to reduce the risk and impact of adverse market movements or changes in the price or value of a portfolio security or other investment. Hedging may be ineffective as a result of unexpected changes in the market, changes in the prices or values of the related instrument, or changes in the correlation of the instrument and the Income Fund’s hedging investment or transaction. Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Income Fund.

High-Yield (High-Risk) Securities Risk. The Income Fund may invest in fixed income or convertible securities rated lower than “Baa” by Moody’s or “BBB” by S&P, or unrated securities of comparable quality, which are commonly referred to as “junk bonds” or “high-yield/high-risk” securities. These securities are considered speculative and generally involve a higher risk of loss of principal and income than higher-rated, investment grade securities. The value of these securities generally fluctuates more than those of higher-rated securities. The value of high-yield, high-risk securities may also be influenced by the bond market’s perception of an issuer’s credit quality or its outlook for economic growth. As with any other asset in the Income Fund’s portfolio, any reduction in the value of such securities would be reflected in the net asset value of the Income Fund. In addition, a fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek

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recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield (high-risk) securities will be more dependent on the subadvisers’ credit analysis than generally would be the case with investments in investment grade securities. Lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Income Fund’s ability to sell particular securities.

Hybrid Securities Risk. Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Investment in Investment Vehicles Risk. Investing in other investment vehicles, including exchange-traded funds (“ETFs”), closed-end funds and other mutual funds, subjects the Income Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. To the extent the Income Fund invests in other investment companies or vehicles, the Income Fund and its shareholders will incur its pro rata share of the underlying investment companies’ or vehicles’ expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment vehicles. In addition, the Income Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally. In addition, an underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in the Income Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. On the other hand, the underlying investment vehicles may engage in investment strategies or invest in specific investments in which the Income Fund would not engage or invest directly. The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest or the underlying investment which may be managed by a Subadviser or its affiliate.

Inflation-Indexed Securities Risk. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation, a sustained increase in prices that erodes the purchasing power of money. TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of investments. Because of this inflation-adjustment feature, inflation- protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon. Inflation-protected bonds normally will decline in market price when real interest rates rise. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and rate of inflation is 2%, the real interest rate is 3%. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses.

Interest Rate Risk. Investments in fixed income securities are subject to the possibility that interest rates (both in U.S. and foreign) could rise sharply, causing the market value of the Income Fund’s securities and NAV to decline. Market prices of longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in the Income Fund, the more the Income Fund’s NAV will fluctuate

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in response to interest rate changes. If an issuer calls or redeems an investment during a time of declining interest rates, the Income Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Investors should note that interest rates currently are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and the Income Fund’s investments. Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in market value if their interest rates do not rise as much or as fast as interest rates in general.

Investments in Loans Risk. Loans, such as syndicated bank loans, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the market value of the collateral can decline or be insufficient to meet the obligation of the borrower. The Income Fund could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and the loan’s market value can decline significantly, which may result in the Income Fund not receiving payments to which it is entitled.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in market value if their interest rates do not rise as much or as fast as interest rates in general. Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non- payment occurs, the market value of that obligation likely will decline. Debt securities rated, for example, below “BBB” category by S&P or “Baa” category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their market value to decline rapidly and unpredictably. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which the Income Fund may invest will be relatively illiquid. Certain loans may be subject to restrictions on resale or assignment. The Income Fund may have difficulty in disposing of loans in a timely fashion, which could result in losses to the Income Fund. Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and other types of acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. The Income Fund values its assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market because there is less reliable, objective market value data available. The Income Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Income Fund might be unable to trade securities of such a transaction in a security of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

Leverage Risk. The use of derivatives, reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings (typically lines of credit) may create leveraging risk. For example, because of the low margin deposit required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the Income Fund’s NAV. Leveraging may cause the Income Fund’s performance to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply

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with regulatory requirements, the Income Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk, including, but not limited to, futures, certain options, swaps and reverse repurchase agreements. Applicable law limits the Income Fund from borrowing in an amount greater than 33 1/3% of its assets.

The Income Fund is permitted to borrow money for certain purposes. To the extent that the Income Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the NAV of any increase or decrease in the market value of the Income Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased.

Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Income Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established liquid market for instruments in which the Income Fund may invest, or there is a reduced number or capacity of traditional “market makers” with respect to fixed-income instruments, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Income Fund’s portfolio, the ability of the Income Fund to assign an accurate daily value to these investments may be difficult and the Income Fund’s subadvisers may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Income Fund’s valuation procedures will in fact approximate the price at which the Income Fund could sell that security at that time. As a result, investors who purchase or redeem shares of the Income Fund on days when the Income Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Income Fund had not fair valued the securities or had used a different valuation methodology. These risks may be magnified in a rising interest rate environment and if the Income Fund holds a significant percentage of fair valued securities may be particularly susceptible to the risks associated with fair valuation. Liquidity risk may also make it difficult for the Income Fund to meet redemption requests. Proportions of Income Fund investments that are fair valued vary from time to time. The Income Fund’s shareholder reports contain detailed information about the Income Fund’s holdings that are fair valued, including values of these holdings as of the dates of the reports. Investors should consider consulting these reports for detailed information.

The capacity of traditional fixed-income market makers has not kept pace with the consistent growth in the fixed-income markets over the past three decades, which has led to reduced levels in the capacity of these market makers to engage in fixed-income trading and, as a result, dealer inventories of corporate fixed-income instruments are at or near historic lows relative to market size. These factors may apply more strongly with respect to high yield fixed-income instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to fixed-income markets through their intermediary services, and their reduced capacity and number could lead to decreased liquidity and increased volatility in the fixed-income markets. As a result, the Income Fund potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions.

Management Risk. The Income Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. The Income Fund’s subadvisers and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Income Fund, but there is no guarantee that these decisions will produce the desired results or expected returns, causing the Income Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Also, the Income Fund’s subadvisers and their affiliates are engaged in a variety of business activities that are unrelated to managing the Income Fund, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Income Fund. The Income Fund and its subadvisers (and their affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Income Fund

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from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent the Income Fund from participating in an investment decision. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the subadvisers and each individual portfolio manager in connection with managing the Income Fund and may also adversely affect the ability of the Income Fund to achieve its investment objectives. Active trading that can accompany active management will increase the costs the Income Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Income Fund and, as a result, may lower the Income Fund’s performance. However, the Income Fund is generally less likely to incur brokerage charges or mark-up charges to the extent the Income Fund invests in fixed-income instruments as opposed to other investments. Active trading may also result in adverse tax consequences.

Market Risk. The value of, or income generated by, the securities held by the Income Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain securities (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, investor confidence or economic, political, social or financial market conditions that may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the securities held by the Income Fund will increase in value along with the broader markets. For example, the value of the Income Fund's investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Income Fund's investments. Volatility of financial markets can expose the Income Fund to greater market risk, possibly resulting in reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Income Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Income Fund’s subadvisers potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity. Changes or disruptions in market conditions also may lead to increased regulation of the Income Fund and the instruments in which the Income Fund may invest, which may, in turn, affect the Income Fund’s ability to pursue its investment objective and the Income Fund’s performance.

Money Market Instruments Risk. Under normal market conditions, the Income Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if a subadviser determines that market conditions warrant, the Income Fund may also invest, without limitation, in high quality U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from market upswings, thus reducing the Income Fund’s ability to achieve its investment objectives.

Municipal Securities Risk. The Income Fund’s holdings of municipal securities will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers. Income from municipal bonds held by the Income Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal issuer. In addition, a portion of the Income Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the federal alternative minimum tax. To the extent that the Income Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Also, municipal securities backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of taxation supporting the project or assets or the inability to collect enough revenue. Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. Certain sectors of the municipal bond market have special risks that can affect them more significantly than

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the market as a whole. For example, health care can be hurt by rising expenses, dependency on third party reimbursements, legislative changes and reductions in government spending; electric utilities are subject to governmental rate regulation; and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support. Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by current budgetary constraints of the federal government. Other national governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, changes in the economic and fiscal condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity, marketability and valuation of municipal securities. Also, information related to municipal securities and their risks may be provided by the municipality itself, which may not always be accurate. Investments in municipal securities can be subject to credit, interest rate, prepayment and liquidity risks and can be more volatile than other investments.

Preferred Securities Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company. Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding, or other government action.

Prepayment Risk. The issuers of securities held by the Income Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes as well as limiting the ability of the Income Fund to invest in securities with higher interest rates. Prepayment risk is a major risk of certain asset-backed securities, including mortgage-backed securities. Most floating rate loans (such as syndicated bank loans) and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security.

Real Estate Securities Risk. The Income Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. These risks include: losses from casualty or condemnation, changes in local and general economic conditions, changes in real estate values and rental income, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, extended vacancies of properties, and the management skill and credit worthiness of the issuer. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns. The value of a REIT can depend on the structure of and cash flow generated by the REIT. A REIT may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that the Income Fund could be unfavorably affected by the poor performance of a single investment or investment type. A REIT may be more volatile and/or more illiquid than other types of equity securities. Because REITs are pooled investment vehicles that have expenses of their own, the Income Fund will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique tax requirements which, if not met, could adversely affect dividend payments. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

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Regulatory and Legal Risk. U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Income Fund, the strategies used by the Income Fund or the level of regulation or taxation applying to the Income Fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Income Fund or taxation of shareholders.

Repurchase Agreement and Reverse Repurchase Agreement Risk. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Income Fund or, in the case of a reverse repurchase agreement, the securities sold by the Income Fund, may be delayed, or fail to be realized. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Income Fund exceeds the repurchase price payable by the Income Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Income Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Income Fund’s assets. As a result, such transactions may increase fluctuations in the Income Fund’s NAV. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Leveraging may cause the Income Fund’s performance to be more volatile than if it had not been leveraged.

Restricted Securities Risk. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be illiquid and difficult to value. If the Income Fund is able to sell the restricted security, the Income Fund may have to sell the investment at a lower market price than the price at which it is valued for purposes of computing the Income Fund’s NAV.

Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than the prices at which they are valued for purposes of computing the Income Fund’s NAV or the prices originally paid by the Income Fund. The Income Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”), securities issued and sold pursuant to Regulation D under the 1933 Act (“Regulation D Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the Securities and Exchange Commission pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Income Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. Investing in Rule 144A Securities and other restricted and non-registered securities (such as privately placed securities purchased through transactions complying with the requirements in Regulations D or S) could have the effect of increasing the amount of the Income Fund’s assets invested in illiquid securities.

Securities Lending Risk. The Income Fund may lend its investment securities in an amount of up to 33⅓% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by the Income Fund that occurs during the term of the loan would be borne by the Income Fund and would affect the Income Fund’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Income Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Company’s Board of Directors will make arrangements to vote or consent with respect to a material event affecting portfolio securities on loan.

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Short Sale and Short Exposure Risk. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Income Fund to counterparty credit risk and leverage risk. The risk for loss on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. The Income Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Income Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject the Income Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. The use of short sales may cause the Income Fund to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities. Government actions also may affect the Income Fund’s ability to engage in short selling.

Special Situation Investments/Securities in Default Risk. Investments in the securities and debt of distressed issuers or issuers in default ("Special Situation Investments") involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value. While offering an opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments may also include debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.

Structured Finance Investments Risk. The Income Fund’s structured finance investments may consist of residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) issued by governmental entities and private issuers, asset-backed securities (“ABS”), structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance securities bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Income Fund may have the right to receive payments only from the issuer of the structured finance security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance securities generally pay their share of the structured finance security issuer’s administrative and other expenses. The prices of indices and securities underlying structured finance securities, and, therefore, the prices of structured finance securities, will be influenced by, and will rise and fall in response to, the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured finance security uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance securities owned by the Income Fund. Certain structured finance securities may be thinly traded or have a limited trading market. Certain structured finance investments’ value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, the Income Fund’s investments in certain structured finance securities may decline in value, their market value may be more difficult to determine, and the Income Fund may have more difficulty disposing of them.

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The Income Fund may invest in structured finance securities collateralized by low grade or defaulted loans or securities. Investments in such structured finance securities are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.

The Income Fund may invest in senior and subordinated classes or residual tranches issued by structured finance vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of subordinated classes may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets.

Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. Investments in structured finance securities may be characterized as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Segregation Risk. Segregation risk is the risk associated with any requirements, which may be imposed on the Income Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation and offsetting positions will not limit the Income Fund’s exposure to loss, and the Income Fund may incur investment risk with respect to the segregated assets and offsetting positions to the extent that, but for the applicable segregation requirement and/or the need for the offsetting positions, the Income Fund would sell the segregated assets and/or offsetting positions.

Structured Notes Risk. Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Income Fund’s investments in structured notes are based upon the movement of one or more factors used as a reference for payments required on the note, including currency exchange rates, interest rates, referenced bonds or stock indices, depending on the use of multipliers or deflators, changes in the applicable factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Temporary Investments Risk. From time to time, in attempting to respond to adverse market, economic, political or other conditions, the Income Fund may take temporary defensive positions that are inconsistent with the Income Fund’s principal investment strategies and invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy, the Income Fund may not achieve its investment objectives.

To-Be-Announced (“TBA”) Transactions Risk. The Income Fund may enter into “To Be Announced” (“TBA”) commitments to purchase or sell mortgage-backed securities for a fixed price at a future date. In TBA commitments, the selling counterparty does not specify the particular securities to be delivered. Instead, the purchasing counterparty agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Income Fund’s other assets. In addition, the selling counterparty may not deliver the security as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date.

U.S. Government Securities Risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities

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do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government. The value of U.S. government obligations may be adversely affected by changes in interest rates. It is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default. For certain agency issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations.

When-Issued Purchases and Forward Commitments Risk. The Income Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by the Income Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Income Fund to lock in as price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When the Income Fund has sold a security pursuant to one of these transactions, the Income Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Income Fund could miss a favorable price or yield opportunity or suffer a loss.

Warrants Risk. The Income Fund may invest in warrants, which are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero Coupon and Payment-In-Kind Securities Risk. The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in the investing fund’s taxable income. Accordingly, for the Income Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Income Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Income Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Income Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities generally represent higher credit risk than coupon instruments and may have unreliable valuations because their continuing accruals require ongoing judgement about the collectability of the deferred payments and the value of any associated collateral.

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All Funds

Additional Principal risks relating to the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund (each a “Portfolio” and together the “Portfolios”) are set forth below:

Recent Market Events Risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether a Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Securities Lending Risk. A Portfolio may lend its investment securities in an amount of up to 33 ⅓% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by a Portfolio that occurs during the term of the loan would be borne by the Portfolio and would affect the Portfolio’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by a Portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolios’ Board will make arrangements to vote or consent with respect to a material event affecting a Portfolio’s securities on loan.

Temporary Investments Risk. From time to time, in attempting to respond to adverse market, economic, political or other conditions, a Portfolio may take temporary defensive positions that are inconsistent with the Portfolio’s principal investment strategies and invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy a Portfolio may not achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures relating to disclosure of portfolio holdings is available in the Portfolios’ Statement of Additional Information (“SAI”) and on the Company’s website at http://advisor.wilshire.com. The Portfolios’ complete portfolio holdings data will be made available monthly on its website, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the SEC on Form N-Q or Form N-CSR (which must be filed within 60 days of the end of the applicable quarter).

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MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

Wilshire is the investment adviser for the Portfolios. Wilshire, formed in 1972, is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. As of December 31, 2015, Wilshire’s total assets under advisement were $1.14 trillion. Wilshire also provides investment technology products and investment consulting services. Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Josh Emanuel, Nathan Palmer, Jason Schwarz, Erin Simpson, Anthony Wicklund, Gary Tom, David Zee, Ramon Gonzalez and Elizabeth Yakes. Josh Emanuel is chairman of the investment committee.

The Portfolios paid Wilshire the advisory fees shown below during 2015.

Portfolio	Management fee as a % of average daily net assets of the Portfolio
Large Company Growth Portfolio	0.75%
Large Company Value Portfolio	0.75%
Small Company Growth Portfolio(1)	0.68%
Small Company Value Portfolio(2)	0.67%
Wilshire 5000 IndexSM Fund	0.10%
Wilshire International Equity Fund(3)	0.96%
Wilshire Income Opportunities Fund(4)	N/A

(1)	The Advisor waived 0.17% of its management fee pursuant to a contractual agreement to limit expenses during the 2015 fiscal year

(2)	The Advisor waived 0.18% of its management fee pursuant to a contractual agreement to limit expenses during the 2015 fiscal year

(3)	The Advisor waived 0.04% of its management fee pursuant to a contractual agreement to limit expenses during the 2015 fiscal year

(4)	The Wilshire Income Opportunities Fund commenced operations on March 30, 2016.

The advisory agreement between the Company and Wilshire (the “Agreement”) permits the Board and Wilshire to retain subadvisers for the Portfolios in certain circumstances without shareholder approval. Under the Agreement, Wilshire may charge annual fees of 0.75% of average daily net assets for the first $1 billion and 0.65% thereafter for the Large Company Growth Portfolio and Large Company Value Portfolio, up to 0.85% of average daily net assets for the first $1 billion and 0.75% thereafter for the Small Company Growth Portfolio and Small Company Value Portfolio, 0.10% of the average daily net assets for the first $1 billion and 0.07% thereafter for the Index Fund, up to 1.00% of the average daily net assets for the first $1 billion and 0.90% thereafter for the International Fund and up to 0.60% of average daily net assets for the Income Fund. A discussion regarding the basis for the Board’s approval of the Agreement, except as it relates to the Income Fund which commenced operations on March 30, 2016, is available in the Company’s annual report to shareholders dated December 31, 2015. A discussion regarding the basis for the Board's approval of the Agreement for the Income Fund will be available in the semi-annual report for the period ended June 30, 2016.

Wilshire has entered into contractual expense limitation agreements to waive a portion of its management fee to limit expenses of the Small Company Growth Portfolio, Small Company Value Portfolio and the International Fund (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2017 or upon the termination of the Advisory Agreement. To the extent that the Fund’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expenses

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reimbursed within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.

Wilshire has entered into a contractual expense limitation agreement with the Company, on behalf of the Income Fund to waive a portion of its management fee or reimburse expenses to limit expenses of the Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, extraordinary expenses and acquired fund fees and expenses) to 1.15% and .90% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2017 or upon the termination of the Advisory Agreement. To the extent that the Fund’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expenses reimbursed within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.

Wilshire may pay certain financial institutions (which may include banks, securities dealers and other industry professionals) which make the Portfolios available on their omnibus platforms a “servicing fee” and other non-cash compensation for performing certain administrative service functions for shareholders. These payments and compensation are in addition to fees paid by the Portfolios. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions’ client Portfolio shares.

Wilshire may pay additional compensation, out of profits derived from its management fee and not as an additional charge to the Portfolio, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and Portfolio shares (“revenue sharing”). These payments are in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Portfolio, any record keeping or sub-transfer agency fees payable by the Portfolio, or other fees described in the fee table or elsewhere in the prospectus or statement of additional information. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or Portfolio offering list or other marketing programs, including, but not limited to, inclusion of the Portfolio on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting Wilshire access to the financial institution’s sales force; granting Wilshire access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current asset and/or number of accounts of the Portfolio attributable to the financial institution, or other factors as agreed to by Wilshire and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of Wilshire from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Portfolio available to its customers and may allow the Portfolios greater access to the financial institution’s customers.

Additional Information

The Funds enter into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the SAI provide information concerning each Fund that you should consider in determining whether to purchase shares of the Fund. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Investment Subadvisers

The SEC has issued an order (the “Order”) to Wilshire and the Company, exempting them from the Investment Company Act of 1940, as amended (the “1940 Act”) requirement to submit to shareholders new or materially amended subadvisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to subadvisers. The Order provides that Wilshire may identify, retain and compensate subadvisers that are not “affiliated persons” of Wilshire, as defined in the 1940 Act, to manage all or portions of the Portfolios, subject to the Board’s approval. Wilshire is responsible for, among other things, setting each Portfolio’s investment strategy and structure, identifying subadvisers, ongoing monitoring and evaluation of subadvisers, implementing procedures to ensure that subadvisers comply with each Portfolio’s investment objectives, policies, guidelines and restrictions, terminating subadvisers (subject to the Board’s approval) and reallocating assets among subadvisers. Shareholders will be notified of, and provided with information regarding, Wilshire’s retention of new subadvisers or any material amendments to subadvisory agreements, within 90 days of either occurrence.

Each subadviser’s fees are paid by Wilshire. A discussion regarding the basis for the Board’s approval of each subadvisory agreement, except for the Income Fund which commenced operations on March 30, 2016, is available in the Company’s annual report to shareholders dated December 31, 2015. A discussion regarding the basis for the Board's approval of the subadvisory agreements for the Income Fund will be available in the semi-annual report for the period ended June 30, 2016. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of shares in the Portfolio managed.

Cambiar

Wilshire has entered into a subadvisory agreement with Cambiar, effective September 1, 2015, to manage a portion of the Wilshire International Equity Fund, subject to the supervision of Wilshire and the Board. Cambiar is located at 200 Columbine Street, Suite 800, Denver, CO 80206. Cambiar was founded in 1973 and has been providing investment management services for over 40 years. Cambiar’s assets under management as of December 31, 2015 were $11.2 billion.

Day to day management of Cambiar’s portion of the Wilshire International Equity Fund is the responsibility of portfolio managers Jennifer M. Dunne, CFA, Brian M. Barish, CFA, Anna (Ania) A. Aldrich, CFA, Andrew P. Baumbusch, Todd L. Edwards, PhD, and Alvaro Shiraishi.

Brian M. Barish, CFA, President, Chief Investment Officer, joined Cambiar in 1997 and has over 25 years of investment experience. Brian Barish focuses on investments in the technology, media, aerospace and defense sectors. Prior to joining Cambiar, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.

Jennifer M. Dunne, CFA, Investment Principal, joined Cambiar in 2005 and has over 20 years of investment experience. Jennifer Dunne focuses on investments in the energy, industrials, utilities and basic materials sectors. Prior to joining Cambiar, Ms. Dunne was a senior equity analyst at Founders Asset Management LLC, a Colorado based asset management firm. Ms. Dunne holds a graduate diploma from the London School of Economics as well as a Masters of Economics from the University of British Columbia and a BA from the University of Colorado, Boulder. She also holds the Chartered Financial Analyst designation.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined Cambiar in 1999 and has over 25 years of investment experience. Ania focuses on the financial services and consumer products sectors. Prior to joining Cambiar, Ms. Aldrich was a global equity analyst at Bankers Trust, a New York based investment company, covering the financial services and transportation sectors. She began her career as a senior investor relations professional at BET PLC, a New York based communications firm. Ms. Aldrich holds an MBA in Finance from Fordham University and a BA in Computer Science from Hunter College. She also holds the Chartered Financial Analyst designation.

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Andrew P. Baumbusch, Investment Principal, joined the Cambiar in 2004 and has over 16 years of investment experience. Andy focuses on the industrials, media and telecom sectors. Prior to joining Cambiar, Mr. Baumbusch served as an investment analyst at Franklin Templeton, Atrium Capital and Alex Brown & Sons. Mr. Baumbusch holds an MBA from the Stanford Graduate School of Business and a BA in Economics from Princeton University.

Todd L. Edwards, PhD, Investment Principal, joined Cambiar in 2007 and has over 19 years of investment experience. Mr. Edwards is primarily responsible for macroeconomic and policy research efforts. Prior to joining Cambiar, he was a Director in the Global Emerging Markets Group at Citigroup. Before that, he served as Director of Research and Equity Strategist at BBVA Securities. Mr. Edwards began his investment career as a research analyst at Salomon Brothers. An accomplished author, he has written books on Brazil and Argentina. Mr. Edwards received a PhD and MA from Tulane University and a BA from Colorado College.

Alvaro Shiraishi, Investment Principal, joined Cambiar in 2007 and has over 21 years of investment experience. Mr. Shiraishi is responsible for non-U.S. company coverage in the basic materials and consumer discretionary sectors. Prior to joining Cambiar, he worked at Aon Corporation in Chicago, where he conducted risk management research for the industrials and construction industries. Mr. Shiraishi began his investment career as an equity analyst for UBS. Mr. Shiraishi received a BA in Economics from Universidad Panamericana in Mexico City.

DoubleLine

Wilshire has entered into a subadvisory agreement with DoubleLine effective March 30, 2016, to manage a portion of the Income Fund, subject to the supervision of Wilshire and the Board. DoubleLine is headquartered at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071. DoubleLine was co-founded by Jeffrey E. Gundlach and Philip A. Barach in December 2009 and is an SEC-registered investment adviser. As of December 31, 2015, DoubleLine had approximately $84.86 billion of assets under management. Day to day management of DoubleLine’s portion of the Income Fund is the responsibility of Jeffrey E. Gundlach. Mr. Gundlach, Chief Executive Office and Chief Investment Officer of DoubleLine, co-founded DoubleLine in December 2009.

Guggenheim

Wilshire has entered into a subadvisory agreement with Guggenheim effective March 30, 2016, to manage a portion of the Income Fund, subject to the supervision of Wilshire and the Board. Guggenheim is located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401. Guggenheim is an SEC registered investment adviser that provides investment advisory services to institutional clients including public pensions, corporate pensions, foundations, insurance companies and family offices. As of December 31, 2015, the aggregate assets under the investment management and supervision of Guggenheim were approximately $240 billion. Day to day management of Guggenheim’s portion of the Income Fund is the responsibility of portfolio managers Anne B. Walsh, James W. Michal and Steven H. Brown.

Ms. Walsh joined Guggenheim (or its affiliate or predecessor) in 2007. Ms. Walsh received her BSBA and MBA from Auburn University and her J.D. from the University of Miami School of Law. She has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Mr. Michal joined Guggenheim (or its affiliate or predecessor) in 2008. Mr. Michal earned a BSBA in Finance and International Business from Georgetown University.

Mr. Brown joined Guggenheim (or its affiliate or predecessor) in 2010. Mr. Brown received a BS in Finance from Indiana University. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

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Loomis Sayles

Wilshire has entered into a subadvisory agreement with Loomis Sayles, effective September 1, 2015, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Loomis Sayles is located at One Financial Center, Boston, MA 02111. Loomis Sayles has served the investment needs of institutional, high net worth and registered investment company clients in equity, fixed income and alternatives disciplines for over 85 years. Loomis Sayles is a Delaware limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Loomis Sayles’ assets under management as of December 31, 2015 were $229.1 billion.

Day to day management of Loomis Sayles’ portion of the Large Company Growth Portfolio is the responsibility of portfolio manager Aziz Hamzaogullari. Mr. Hamzaogullari is a Vice President of Loomis Sayles and portfolio manager of the Loomis Sayles large cap growth and all cap growth strategies, including the Loomis Sayles Growth Fund and products outside the US. He has 22 years of investment industry experience. Mr. Hamzaogullari joined Loomis Sayles in 2010 from Evergreen Investments, where he was a senior portfolio manager. He joined Evergreen in 2001, was promoted to director of research in 2003 and portfolio manager in 2006. Mr. Hamzaogullari was head of Evergreen’s Berkeley Street Growth Equity team, and was the founder of the research and investment process. Prior to Evergreen, Mr. Hamzaogullari was a senior equity analyst and portfolio manager at Manning & Napier Advisors. Mr. Hamzaogullari earned a BS from Bilkent University, Turkey, and an MBA from George Washington University.

Los Angeles Capital

Wilshire entered into a subadvisory agreement with Los Angeles Capital, effective April 1, 2002, to manage the Wilshire 5000 Index Fund and portions of the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio, subject to the supervision of Wilshire and the Board. Wilshire entered into amendments to that subadvisory agreement with Los Angeles Capital, effective April 1, 2013 and effective May 16, 2014, to manage the Large Company Value Portfolio and International Fund, respectively, subject to the supervision of Wilshire and the Board. Los Angeles Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025. As of December 31, 2015, Los Angeles Capital managed approximately $18.9 billion in assets. Thomas D. Stevens, CFA - Chairman, Principal; Hal W. Reynolds, CFA - Chief Investment Officer, Principal; and Daniel E. Allen, CFA - Director of Global Equities, Principal, are the senior portfolio managers for the portion of each Portfolio sub-advised by Los Angeles Capital. From 1980 until Los Angeles Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal. Mr. Reynolds is one of the founding members of Los Angeles Capital, established in 2002, and prior to founding the firm, he was a Managing Director and Principal at Wilshire. Prior to joining Los Angeles Capital in 2009, Mr. Allen was a Senior Managing Director and Board member of Wilshire.

NWQ

Wilshire entered into a subadvisory agreement with NWQ, effective November 13, 2007, as amended from time to time, to manage a portion of the Small Company Value Portfolio, subject to the supervision of Wilshire and the Board. NWQ is located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067. As of December 31, 2015, NWQ managed approximately $9.8 billion in assets, which includes approximately $890 million in Unified Managed Account and non-discretionary assets. Phyllis G. Thomas, CFA is the portfolio manager of NWQ’s portion of the Small Company Value Portfolio. As of May 2016, Andy Hwang, Managing Director, joins Ms. Thomas a Portfolio Manager for the Portfolio. Ms. Thomas joined NWQ in 1990 and previously managed institutional portfolios for the Boston Company and Standard

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Investment Management Company. Prior to joining NWQ in 1998, Andy spent three years with InterGlobal Financial Corporation, a boutique futures dealer, where he headed research and trading strategies. Previous to this, Andy spent two years as a Senior Account Executive for individual futures clients.

Ms. Thomas provides portfolio management services to NWQ’s Small Cap Value and Small/Mid Cap Value portfolios on a day-to-day basis. As of February 2016, Andy Hwang became co-portfolio manager for these NWQ portfolios. Ms. Thomas continues to serve as lead portfolio manager for the portfolios.

Pzena

Wilshire entered into a subadvisory agreement with Pzena, effective December 23, 2004, as amended from time to time, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. Pzena is located at 320 Park Avenue, 8th Floor, New York, New York 10022. As of December 31, 2015, Pzena managed approximately $26 billion in assets. Pzena’s investment team consists of Richard S. Pzena, John P. Goetz and Benjamin Silver. Mr. Pzena is the founder, Managing Principal and Chief Executive Officer and Co-Chief Investment Officer of Pzena. Prior to forming Pzena in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986. Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at Pzena. Prior to joining Pzena in 1996, Mr. Goetz held a range of positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco’s $1 billion polypropylene business. His prior positions include strategic planning, joint venture investments and project financing in various oil and chemical businesses. Mr. Silver is a Principal, Co-Director of Research and portfolio manager of Focused Value, Large Cap Focused Value, Large Cap Expanded Value and Small Cap Focused Value at Pzena. Prior to joining Pzena in 2001, Mr. Silver was a research analyst at Levitas & Company, a value based equity hedge fund.

Ranger

Wilshire has entered into a subadvisory agreement with Ranger, effective September 19, 2007, to manage a portion of the Small Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Ranger is located at 2828 N. Harwood Street, Suite 1900, Dallas, Texas 75201. As of December 31, 2015, Ranger managed approximately $1.74 billion in assets. W. Conrad Doenges is primarily responsible for the day-to-day management of Ranger’s allocated portion of the Small Company Growth Portfolio’s assets. Mr. Doenges joined Ranger in 2004 and serves as the Portfolio Manager for the firm’s small-, mid- and smid-cap growth strategies. Mr. Doenges also has primary research responsibility for consumer discretionary, consumer staples and producer durables companies. Prior to joining Ranger, Mr. Doenges served as a partner, Managing Director and Co-Chief Investment Officer for John McStay Investment Counsel. Mr. Doenges was employed by John McStay from 1998 to 2004.

Systematic

Wilshire has entered into a subadvisory agreement with Systematic, effective September 20, 2007, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. Systematic is located at 300 Frank W. Burr Boulevard, Glenpointe East 7th Floor, Teaneck, New Jersey 07666. Systematic was founded in 1982 as a registered investment adviser, specializing in the management of value portfolios throughout the market capitalization spectrum. Systematic’s assets under management as of December 31, 2015 were approximately $9.4 billion.

The team of portfolio managers responsible for the day-to-day management of Systematic’s portion of the Large Company Value Portfolio’s assets is comprised of D. Kevin McCreesh and Ronald Mushock, who are also both Managing Partners of Systematic. Mr. McCreesh, Chief Investment Officer, has oversight responsibilities for all client portfolios. In addition, Mr.

McCreesh serves as the lead portfolio manager for Systematic’s large and small-cap portfolios. He joined Systematic in 1996. Mr. Mushock is a Managing Partner at Systematic and has lead portfolio management responsibility for all mid and small/mid cap portfolios. Mr. Mushock joined Systematic in 1997.

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Victory Capital

Wilshire has entered into a subadvisory agreement with Victory Capital, effective August 1, 2013, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Victory Capital, located at 4900 Tiedeman Road, 4th Floor Brooklyn, OH 44144, is a New York corporation registered as an investment adviser with the SEC and manages assets for institutions and individuals. Victory Capital is an indirect, wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds (together, “Crestview”) with the remaining portion owned by Victory Capital employees in the aggregate and a limited number of outside investors. Victory Capital provides investment advisory services to institutional clients including corporations, non-profits, public funds, Taft-Harley and sub-advisory clients. As of December 31, 2015, Victory Capital had approximately $33.1 billion in assets under management and advisement. Victory Capital is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. NewBridge Asset Management (“NewBridge”) is the investment franchise responsible for management of Victory Capital’s portion of the Large Cap Growth Portfolio. NewBridge’s investment committee is led by Erick F. Maronak, and includes Scott R. Kefer, Jason E. Dahl and Michael B. Koskuba.

Erick F. Maronak is Chief Investment Officer and Senior Portfolio Manager NewBridge. In his capacity as CIO, Mr. Maronak oversees the investment decisions for the portion of the Large Company Growth Portfolio managed by NewBridge.

Scott R. Kefer is a Chartered Financial Analyst Charter Holder, and Senior Portfolio Manager with NewBridge.

Jason E. Dahl is a Chartered Financial Analyst Charter Holder, and Senior Portfolio Manager with NewBridge.

Michael B. Koskuba is a Senior Portfolio Manager with NewBridge.

WCM

Wilshire entered into a subadvisory agreement with WCM, effective November 1, 2013, to manage a portion of the International Fund, subject to the supervision of Wilshire and the Board. WCM was founded in 1976 and its principal address is 281 Brooks Street, Laguna Beach, California 92651. WCM is registered with the U.S. Securities and Exchange Commission and provides investment advice to institutional and high net worth individual clients. WCM had approximately $12.2 billion in assets under management as of December 31, 2015.

WCM’s portion of the International Fund is team-managed by members of WCM’s Investment Strategy Group (the “ISG”), which consists of four investment professionals. Current members of the ISG are Paul R. Black, Peter J. Hunkel, Michael B. Trigg, and Kurt R. Winrich, CFA. These managers share portfolio management responsibilities and all investment purchase and sale decisions are made by the ISG.

Paul R. Black joined WCM in 1989, and has served as WCM’s President and co-CEO since December 2004. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

Peter J. Hunkel has served as a Portfolio Manager and Business Analyst for the Advisor since 2007. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

Michael B. Trigg has served as a Portfolio Manager and Business Analyst for the Advisor since 2006. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

Kurt R. Winrich, CFA joined WCM in 1984, and has served as WCM’s Chairman and co-CEO December 2004. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

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Service and Distribution Plan

Each Portfolio has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Investment Class shares (the “Plan”). The Plan authorizes payments by the Investment Class Shares annually of up to 0.25% of the average daily net assets attributable to each Portfolio’s Investment Class Shares to finance distribution of those shares and services to its shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders’ questions regarding their accounts, providing shareholders with account statements and trade confirmations and forwarding prospectuses and shareholder reports. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors. Because these fees are paid out of a Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges.

Each Portfolio has also adopted a shareholder services plan for both its Investment Class Shares and Institutional Class Shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payments of up to 0.20% and 0.15% shares of the average daily net assets attributable to the Investment Class Shares and Institutional Class Shares, respectively.

SHAREHOLDER INFORMATION

How To Buy Portfolio Shares

You may buy shares without a sales charge on any day when the NYSE is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of a Portfolio’s shares if we believe it is in a Portfolio’s best interests to do so. The Portfolios do not issue share certificates.

Minimum Investments

The minimum initial investments in a Portfolio are as follows:

●

Investment Class Shares. The minimum initial investment in each Style Portfolio, the International Fund and the Income Fund is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. The minimum initial investment in the Index Fund is $1,000. Subsequent investments for all Portfolios must be at least $100. The minimum investments do not apply to certain employee benefit plans.

●	Institutional Class Shares. The minimum initial investment is $250,000 for all Portfolios. Subsequent investments must be at least $100,000.

We may set different investment minimums for certain securities dealers, banks, and other financial institutions that provide omnibus processing for the Portfolios in fee-based mutual fund programs.

Your initial investment must be accompanied by an Account Application. You may obtain an Account Application by calling 1-888-200-6796 or by downloading a copy from the Company’s website. We may waive or change investment minimum requirements at any time.

You may purchase shares through your financial adviser or brokerage account simply by telling your adviser or broker that you wish to purchase shares of a Portfolio. Your adviser or broker will then transmit a purchase order and payment to a Portfolio on your behalf. Your adviser or broker may require a different minimum investment or impose additional limitations on buying and selling shares and may charge a service or transaction fee.

You also may purchase shares directly from us as follows:

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(1)    Checks. Checks should be made payable to “Wilshire Mutual Funds, Inc.” For subsequent investments, your Portfolio account number should appear on the check. Payments should be mailed to:

Wilshire Mutual Funds, Inc.
P.O. Box 219512
Kansas City, MO 64121-9512

If you are mailing via overnight courier:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

Include your investment slip or, when opening a new account, your Account Application, indicating the name of the Portfolio. No investments may be made with third party checks, credit cards, credit card checks, cash, traveler’s checks, money orders, bank drafts and cashier’s checks.

(2)    Wire Payments. You can purchase shares by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:

UMB Bank
ABA: 101000695
Wilshire Mutual Funds, Inc.
DDA: 9871737314
FFC: [Insert shareholder name(s) and account number]

If your initial purchase of a Portfolio’s shares is by wire, please call 1-888-200-6796 before completing your wire payment to obtain your Portfolio account number. Please include your Portfolio account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received. Your bank may charge a wire fee.

(3)    Accumulation Plan (Investment Class Shares only). The Accumulation Plan permits you to purchase shares (minimum of $100 per transaction) at regular intervals. This may be a convenient way for you to invest for long-term and intermediate financial goals. Shares are purchased by electronically transferring funds from the bank account you designate. Your bank account will be debited in an amount you specify, and shares will be purchased once a month, on either the first or fifteenth day, or twice a month, on both days, however you designate. You may only designate an account maintained at a domestic financial institution which is an Automated Clearing House member. To establish an Accumulation Plan account, you must file an authorization form with us. You may obtain the necessary authorization form by calling 1-888-200-6796. You may cancel your participation in the Accumulation Plan or change the amount of purchase at any time by mailing written notification to Wilshire Mutual Funds, Inc., c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105. The notification will be effective three business days after we receive it. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is charged.

How To Sell Portfolio Shares

You may sell your shares back to a Portfolio (known as redeeming shares) on any business day for most funds without a redemption fee. If shares of the International Fund are sold or exchanged within 60 days of their purchase, a redemption fee of 1.00% of the value of the shares sold or exchanged will be assessed. The International Fund will employ the “last in, first out” method to calculate the 60-day holding period. The redemption fee does not apply to (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares held through 401(k) or other retirement plans; (iii) redemptions and

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exchanges by other funds in the Wilshire Funds Complex (iv) redemptions and exchanges by financial intermediaries for which Wilshire creates portfolio models that include the International Fund; and (iv) investments through certain financial intermediaries.

The redemption fee is retained by the International Fund to help pay transaction and tax costs that long-term investors may bear when the International Fund incurs brokerage or other transaction expenses and/or realizes capital gains as a result of selling securities to meet investor redemptions. International Fund shareholders are subject to this 1.00% short-term trading redemption fee whether they are direct shareholders or invest indirectly through a financial intermediary such as a broker-dealer, a bank, or an investment adviser. Currently, the International Fund is limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies or is not able to impose or collect the fee, or omits to collect the fee at the time of redemption, the Fund will not receive the redemption fee. Further, if International Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the International Fund may not know whether a redemption fee is applicable or the identity of the customer(s) who should pay the redemption fee.

Please note that the Company seeks to prohibit short-term trading, as described under “Right to Reject Purchase or Exchange Orders” below, and if you redeem newly purchased shares, the Company reserves the right to reject any further purchase orders from you. A Portfolio may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolio cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Portfolio to suspend redemptions. We reserve the right to impose a redemption fee in the future.

You may redeem your shares in a Portfolio as follows:

(1)    By Telephone. You may redeem your shares by telephone if you have authorized telephone redemptions on your Account Application. Call 1-888-200-6796 with your account number, the amount of redemption and instructions as to how you wish to receive your funds.

●

Telephone Redemption by Check. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.

●

Telephone Redemption by Wire. We accept telephone requests for wire redemptions of at least $1,000 per Portfolio. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

●

Automated Clearing House (ACH) Redemption. Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application. There is no minimum per ACH transfer.

(2)    By Mail. You may also redeem your shares by mailing a request to Wilshire Mutual Funds, Inc., P.O. Box 219512, Kansas City, MO 64121-9512. If you are mailing via overnight courier, send your request to Wilshire Mutual Funds, Inc., c/o DST Systems, Inc. 430 W. 7th Street, Kansas City, MO 64105. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state the name of the Portfolio and the share class, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter (i) if you redeem more than $50,000, or (ii) if the investor’s address of record has changed within the past 60 days.

Signature Guarantees. Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. Please note

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that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. Please contact Shareholder Services at 1-888-200-6796 for more information. The Fund participates in the Paperless Legal Program. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

Involuntary Redemption. We may redeem all shares in your account if their value falls below $500 in the case of Investment Class Shares or $150,000 in the case of Institutional Class Shares, as a result of redemptions (but not as a result of a decline in their NAV). We will notify you in writing and give you 45 days to increase the value of your account to at least $500 in the case of Investment Class Shares and $150,000 in the case of Institutional Class Shares.

Redemption Proceeds. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 business days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined NAV after we receive your redemption order.

We may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and a Portfolio’s subadvisers believe it would be in the Portfolio’s best interests not to pay redemption proceeds in cash. A distribution of securities in redemption of your shares is a taxable transaction for federal income tax purposes. When you sell these securities you will pay brokerage commissions.

Telephone Transactions. If you authorize telephone transactions, you may be responsible for any fraudulent telephone transaction in your account if the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. You may have difficulty reaching us by telephone to request a redemption of your shares. In that case you may mail your redemption request to the address stated above.

Pricing of Shares

When you purchase shares of either class of a Portfolio, the price you pay per share is the NAV of the shares next determined after we receive your purchase request and payment. Similarly, the price you receive when you redeem your shares is the NAV of the shares next determined after proper redemption instructions are received. We calculate the NAV per share of each class of each Portfolio at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Portfolio shares are not priced on the days on which the NYSE is closed for trading. NAV per share of a class of shares of a Portfolio is calculated by adding the value of the individual securities and other assets held by the Portfolio, subtracting the liabilities of the Portfolio attributable to that class, and dividing by the total number of the shares outstanding of that class of the Portfolio.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the NASDAQ system are valued at the official NASDAQ closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost if the Pricing Committee concludes it approximates fair value. When market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser,

83

one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose values are considered unreliable because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

How to Exchange Portfolio Shares

You may exchange your shares in a Portfolio for shares of the same class of another Portfolio. You also may exchange shares of one class for shares of another class of the same Portfolio, provided you meet the eligibility requirements (including minimum investment amounts) for purchase. Shares will be exchanged at their NAV next determined after the exchange request is received. Note that exchanges from one Portfolio to another Portfolio are taxable transactions for federal income tax purposes while exchanges from one class to another class of the same Portfolio are not taxable transactions. The Company currently offers in other prospectuses other classes of shares of the Index Fund, which are subject to the same management fees and other expenses but may be subject to different distribution and/or shareholder servicing fees.

You may exchange shares through your financial adviser or broker or directly through the Company as follows:

(1)    By Mail. You may make an exchange by writing to Wilshire Mutual Funds, Inc., P.O. Box 219512, Kansas City, MO 64121-9512. Your letter should state the name of the Portfolio and share class you are exchanging, the number of shares you are exchanging and the name of the Portfolio and share class you are acquiring, as well as your name, account number and taxpayer identification or social security number. The signature of all owners exactly as registered on the account must be included on written requests.

(2)    By Telephone. Call us at 1-888-200-6796 and provide the information stated above under “By Mail”. To exchange shares by telephone, you must have authorized telephone transactions on your Account Application.

●	We reserve the right to reject any exchange request in whole or in part.

●	We may modify or terminate the availability of exchanges at any time with notice to shareholders.

●	You should read the prospectus of a Portfolio whose shares you are acquiring.

Anti-Money Laundering Program

The Company is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Company may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Company may be required to transfer the account or proceeds of the account to a government agency.

Federal law requires the Company to obtain, verify and record identifying information, which may include the name, street address, date of birth, taxpayer identification number or other identifying information for investors who open an account with a Portfolio. The Company may also ask to see other identifying documents. Applications without this information may not be accepted and orders will not be processed. The Company reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in a Portfolio or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Company and its agents will not be responsible for any loss resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

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Right to Reject Purchase or Exchange Orders

You should make purchases and exchanges for investment purposes only. Short-term or other excessive trading into and out of the Portfolios may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Board has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of purchase to be excessive, and it may limit exchange activity to four exchanges within one calendar year period. Exceptions to this limitation may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company’s Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts held by shareholders directly with the Company. Wilshire contractually requires that financial intermediaries which hold omnibus accounts in the Portfolios provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading. If the Company rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Portfolios receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling 1-888-200-6796. Within 30 days of receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention.

DIVIDEND AND DISTRIBUTION INFORMATION

Each Portfolio intends to pay any dividends and capital gains distributions at least once a year. You may have dividends or capital gains distributions of a Portfolio automatically reinvested at NAV in additional shares of the Portfolio, or you may elect to receive them in cash. The election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that a Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of a Portfolio.

The value of your shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

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FEDERAL INCOME TAX INFORMATION

A Portfolio’s distributions will consist of net investment income and capital gains, which are generally taxable to you. Dividends out of net investment income, other than “qualified dividend income,” and distributions of realized net short-term capital gains (i.e., net short-term capital gains in excess of net long-term capital losses) are taxable to you as ordinary income for federal income tax purposes. Distributions of qualified dividend income (i.e., generally dividends received by a Portfolio from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate shareholders at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are met at both the Portfolio and shareholder levels. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to you at long-term capital gain rates, regardless of how long you have held your shares of a Portfolio.

A Portfolio’s distributions will be subject to federal income tax whether you receive them in cash or reinvest them in additional shares of a Portfolio. Any distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as if received on December 31 of the calendar year declared. Each Portfolio will notify its shareholders each year of the amount and type of dividends and distributions it paid.

When you redeem or exchange shares of a Portfolio, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption or exchange of shares of a Portfolio will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. Long-term capital gains are taxable to individuals and other noncorporate shareholders at a maximum federal income tax rate of 20%. Your ability to utilize capital losses for federal income tax purposes is subject to various limitations.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of shares of a Portfolio) of U.S. individuals, estates and trust to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

When you open an account, Internal Revenue Service (“IRS”) regulations require that you provide your taxpayer identification number (“TIN”), certify that it is correct, and certify that you are not subject to backup withholding under IRS regulations. If you fail to provide your TIN or the proper tax certifications, each Portfolio is required to withhold 28% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to you. Each Portfolio is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year. Foreign shareholders are subject to different withholding requirements.

This summary of federal income tax consequences is intended for general information only. You should consult a tax adviser concerning the federal, state, local and foreign tax consequences of your investment in a Portfolio in light of your particular circumstances.

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FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio’s shares, except the Income Fund, for the past five fiscal years. Certain information reflects the financial performance of a single share of a Portfolio. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, independent registered public accounting firm whose report, along with each Portfolio’s, except the Income Fund’s, financial statements and related notes, is included in the annual report, which is available on request. The Income Fund commenced operations on March 30, 2016. Therefor no financial highlights are shown for the Income Fund.

Large Company Growth Portfolio

For a Fund Share Outstanding Throughout Each Year.

	Investment Class Shares
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011
Net asset value, beginning of year	$38.66	$41.60	$34.70	$31.54	$32.00

Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.14)	(0.26)	(0.02)	0.07	(0.09)
Net realized and unrealized gain/(loss) on investments	2.53	3.61	10.38	4.24	(0.37)
Total from investment operations	2.39	3.35	10.36	4.31	(0.46)

Less distributions:
From net investment income	0.00	0.00	0.00	(0.07)	0.00
From capital gains	(4.23)	(6.29)	(3.46)	(1.08)	0.00
Total distributions	(4.23)	(6.29)	(3.46)	(1.15)	0.00

Net asset value, end of year	$36.82	$38.66	$41.60	$34.70	$31.54

Total return	6.18%	7.97%	30.22%	13.72%	(1.44)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$107,381	$103,733	$113,495	$100,853	$94,872
Operating expenses including reimbursement/waiver and fees paid indirectly	1.33%	1.38%	1.36%	1.39%	1.41%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.33%[2]	1.38%[2]	1.36%[2]	1.39%[2]	1.41%
Net investment income/(loss)	(0.34)%	(0.61)%	(0.05)%	0.20%	(0.27)%
Portfolio turnover rate	104%	62%	136%	71%	104%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2

The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.34%, 1.38%, 1.36% and 1.39% for 2015, 2014, 2013 and 2012, respectively.

87

Large Company Growth Portfolio

For a Fund Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011
Net asset value, beginning of year	$40.62	$43.28	$35.94	$32.63	$32.99

Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.01)	(0.13)	0.10	0.18	0.03
Net realized and unrealized gain/(loss) on investments	2.66	3.76	10.77	4.38	(0.39)
Total from investment operations	2.65	3.63	10.87	4.56	(0.36)

Less distributions:
From net investment income	0.00	(0.00)[2]	(0.07)	(0.17)	0.00
From capital gains	(4.23)	(6.29)	(3.46)	(1.08)	0.00
Total distributions	(4.23)	(6.29)	(3.53)	(1.25)	0.00

Net asset value, end of year	$39.04	$40.62	$43.28	$35.94	$32.63

Total return	6.52%	8.32%	30.60%	14.04%	(1.09)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$122,219	$134,534	$243,622	$85,740	$74,201
Operating expenses including reimbursement/waiver and fees paid indirectly	1.01%	1.06%	1.05%	1.11%	1.05%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.01%[3]	1.06%[3]	1.06%[3]	1.11%[3]	1.05%
Net investment income/(loss)	(0.02)%	(0.29)%	0.23%	0.50%	0.09%
Portfolio turnover rate	104%	62%	136%	71%	104%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	Amount is less than $0.01 per share.

3

The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.02%, 1.06%, 1.05% and 1.11% for 2015, 2014, 2013 and 2012, respectively.

88

Large Company Value Portfolio

For a Fund Share Outstanding Throughout Each Year.

	Investment Class Shares
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011
Net asset value, beginning of year	$21.19	$21.44	$15.86	$13.82	$14.42

Income/(loss) from investment operations:
Net investment income[1]	0.20	0.18	0.16	0.17	0.11
Net realized and unrealized gain/(loss) on investments	(1.33)	2.14	5.64	2.03	(0.59)
Total from investment operations	(1.13)	2.32	5.80	2.20	(0.48)

Less distributions:
From net investment income	(0.19)	(0.23)	(0.14)	(0.16)	(0.12)
From capital gains	(1.25)	(2.34)	(0.08)	0.00	0.00
Total distributions	(1.44)	(2.57)	(0.22)	(0.16)	(0.12)

Net asset value, end of year	$18.62	$21.19	$21.44	$15.86	$13.82

Total return	(5.33)%	10.77%	36.54%	15.92%	(3.36)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$52,864	$61,566	$61,800	$44,220	$30,968
Operating expenses including reimbursement/waiver and fees paid indirectly	1.27%	1.29%	1.24%	1.35%	1.39%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.29%[2]	1.30%[2]	1.25%[2]	1.36%[2]	1.39%
Net investment income	0.96%	0.80%	0.87%	1.12%	0.77%
Portfolio turnover rate	55%	57%	101%	97%	140%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2

The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.27%, 1.29%, 1.24% and 1.35% for 2015, 2014, 2013 and 2012, respectively.

89

Large Company Value Portfolio

For a Fund Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011
Net asset value, beginning of year	$21.24	$21.48	$15.89	$13.84	$14.44

Income/(loss) from investment operations:
Net investment income[1]	0.26	0.24	0.22	0.20	0.16
Net realized and unrealized gain/(loss) on investments	(1.33)	2.14	5.63	2.04	(0.58)
Total from investment operations	(1.07)	2.38	5.85	2.24	(0.42)

Less distributions:
From net investment income	(0.25)	(0.28)	(0.18)	(0.19)	(0.18)
From capital gains	(1.25)	(2.34)	(0.08)	0.00	0.00
Total distributions	(1.50)	(2.62)	(0.26)	(0.19)	(0.18)

Net asset value, end of year	$18.67	$21.24	$21.48	$15.89	$13.84

Total return	(5.07)%	11.05%	36.85%	16.18%	(2.95)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$53,343	$63,499	$111,550	$800	$773
Operating expenses including reimbursement/waiver and fees paid indirectly	1.01%	1.00%	0.95%	1.14%	1.00%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.02%	1.01%[2]	0.97%[2]	1.15%[2]	1.16%
Net investment income	1.23%	1.09%	1.13%	1.32%	1.13%
Portfolio turnover rate	55%	57%	101%	97%	140%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2

The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.01%, 1.00%, 0.95% and 1.14% for 2015, 2014, 2013 and 2012, respectively.

90

Small Company Growth Portfolio

For a Fund Share Outstanding Throughout Each Year.

	Investment Class Shares
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011
Net asset value, beginning of year	$23.44	$24.95	$18.06	$15.90	$15.95

Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.15)	(0.25)	(0.16)	0.09	(0.14)
Net realized and unrealized gain on investments	0.70	1.09	7.59	2.07	0.09 [2]
Total from investment operations	0.55	0.84	7.43	2.16	(0.05)

Less distributions:
From capital gains	(1.35)	(2.35)	(0.54)	0.00	0.00
Total distributions	(1.35)	(2.35)	(0.54)	0.00	0.00

Net asset value, end of year	$22.64	$23.44	$24.95	$18.06	$15.90

Total return	2.29%	3.44%	41.25%	13.58%	(0.31)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$12,642	$11,398	$9,582	$7,225	$6,813
Operating expenses including reimbursement/waiver and fees paid indirectly	1.46%	1.50%	1.47%	1.47%	1.50%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.64%[3]	1.55%[3]	1.62%[3]	1.97%[3]	2.02%
Net investment income/(loss)	(0.59)%	(1.00)%	(0.75)%	0.55%	(0.85)%
Portfolio turnover rate	63%	77%	88%	99%	177%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2

The amount shown for a share outstanding throughout the year ended December 31, 2011, does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

3

The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.64%, 1.54%, 1.61% and 1.95% for 2015, 2014, 2013 and 2012, respectively.

91

Small Company Growth Portfolio

For a Fund Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011
Net asset value, beginning of year	$24.75	$26.14	$18.89	$16.60	$16.61

Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.07)	(0.18)	(0.15)	0.11	(0.12)
Net realized and unrealized gain on investments	0.71	1.14	7.99	2.18	0.11 [2]
Total from investment operations	0.64	0.96	7.84	2.29	(0.01)

Less distributions:
From net investment income	0.00	0.00	(0.05)	0.00	0.00
From capital gains	(1.35)	(2.35)	(0.54)	0.00	0.00
Total distributions	(1.35)	(2.35)	(0.59)	0.00	0.00

Net asset value, end of year	$24.04	$24.75	$26.14	$18.89	$16.60

Total return	2.53%	3.75%	41.58%	13.80%	(0.06)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$14,414	$15,483	$24,013	$15	$13
Operating expenses including reimbursement/waiver and fees paid indirectly	1.19%	1.20%	1.19%	1.28%	1.23%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.36%[3]	1.24%[3]	1.20%[3]	1.79%[3]	1.69%
Net investment income/(loss)	(0.28)%	(0.70)%	(0.54)%	0.60%	(0.68)%
Portfolio turnover rate	63%	77%	88%	99%	177%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2

The amount shown for a share outstanding throughout the year ended December 31, 2011, does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

3

The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.35%, 1.19%, 1.18% and 1.78% for 2015, 2014, 2013 and 2012, respectively.

92

Small Company Value Portfolio

For a Fund Share Outstanding Throughout Each Year.

	Investment Class Shares
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011
Net asset value, beginning of year	$22.86	$24.33	$17.40	$15.04	$16.34

Income/(loss) from investment operations:
Net investment income/(loss)[1]	0.01	(0.08)	(0.03)	0.20	0.00
Net realized and unrealized gain/(loss) on investments	(0.89)	1.53	7.62	2.38	(1.23)
Total from investment operations	(0.88)	1.45	7.59	2.58	(1.23)

Less distributions:
From net investment income	0.00 [2]	0.00	0.00 [2]	(0.22)	(0.07)
From capital gains	(1.24)	(2.92)	(0.66)	0.00	0.00
Total distributions	(1.24)	(2.92)	(0.66)	(0.22)	(0.07)

Net asset value, end of year	$20.74	$22.86	$24.33	$17.40	$15.04

Total return	(3.83)%	6.17%	43.79%	17.20%	(7.54)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$14,287	$14,120	$13,688	$9,641	$8,795
Operating expenses including reimbursement/waiver and fees paid indirectly	1.49%	1.49%	1.49%	1.49%	1.50%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.67%	1.56%[3]	1.58%[3]	1.84%[3]	1.90%
Net investment income/(loss)	0.06%	(0.35)%	(0.13)%	1.24%	(0.02)%
Portfolio turnover rate	49%	53%	60%	68%	118%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	Amount is less than $0.01 per share.

3

The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.67%, 1.55%, 1.57% and 1.83% for 2015, 2014, 2013 and 2012, respectively.

93

Small Company Value Portfolio

For a Fund Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011
Net asset value, beginning of year	$23.21	$24.59	$17.58	$15.19	$16.51

Income/(loss) from investment operations:
Net investment income/(loss)[1]	0.08	(0.02)	0.00	0.22	0.09
Net realized and unrealized gain/(loss) on investments	(0.90)	1.56	7.74	2.42	(1.24)
Total from investment operations	(0.82)	1.54	7.74	2.64	(1.15)

Less distributions:
From net investment income	(0.07)	0.00	(0.07)	(0.25)	(0.17)
From capital gains	(1.24)	(2.92)	(0.66)	0.00	0.00
Total distributions	(1.31)	(2.92)	(0.73)	(0.25)	(0.17)

Net asset value, end of year	$21.08	$23.21	$24.59	$17.58	$15.19

Total return	(3.52)%	6.47%	44.16%	17.41%	(6.95)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$13,727	$15,655	$24,934	$54	$82
Operating expenses including reimbursement/waiver and fees paid indirectly	1.18%	1.17%	1.20%	1.31%	0.94%
Operating expenses excluding reimbursement/waiver and fees paid indirectly	1.36%[2]	1.23%[2]	1.19%[2]	1.66%[2]	1.64%
Net investment income/(loss)	0.36%	(0.07)%	(0.01)%	1.33%	0.53%
Portfolio turnover rate	49%	53%	60%	68%	118%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2

The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.35%, 1.21%, 1.18% and 1.65% for 2015, 2014, 2013 and 2012, respectively.

94

Wilshire 5000 IndexSM Fund

For a Fund Share Outstanding Throughout Each Year.

	Investment Class Shares
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011
Net asset value, beginning of year	$18.01	$16.22	$12.43	$10.93	$11.05

Income/(loss) from investment operations:
Net investment income[1]	0.24	0.23	0.19	0.19	0.14
Net realized and unrealized gain/(loss) on investments	(0.22)	1.78	3.80	1.49	(0.12)
Total from investment operations	0.02	2.01	3.99	1.68	0.02

Less distributions:
From net investment income	(0.25)	(0.22)	(0.20)	(0.18)	(0.14)
Total distributions	(0.25)	(0.22)	(0.20)	(0.18)	(0.14)

Net asset value, end of year	$17.78	$18.01	$16.22	$12.43	$10.93

Total return	0.08%	12.38%	32.10%	15.36%	0.21%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$159,709	$204,465	$139,354	$107,888	$99,545
Operating expenses including reimbursement/fees paid indirectly	0.64%	0.65%	0.68%	0.70%	0.74%
Operating expenses excluding reimbursement/fees paid indirectly	0.64%[2]	0.65%	0.68%	0.70%	0.74%
Net investment income	1.35%	1.32%	1.33%	1.61%	1.22%
Portfolio turnover rate	6%	3%	2%	2%	9%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	The ration of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 0.64%

95

Wilshire 5000 IndexSM Fund

For a Fund Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011
Net asset value, beginning of year	$18.00	$16.21	$12.41	$10.92	$11.04

Income/(loss) from investment operations:
Net investment income[1]	0.29	0.26	0.22	0.22	0.16
Net realized and unrealized gain/(loss) on investments	(0.22)	1.79	3.81	1.47	(0.11)
Total from investment operations	0.07	2.05	4.03	1.69	0.05

Less distributions:
From net investment income	(0.29)	(0.26)	(0.23)	(0.20)	(0.17)
Total distributions	(0.29)	(0.26)	(0.23)	(0.20)	(0.17)

Net asset value, end of year	$17.78	$18.00	$16.21	$12.41	$10.92

Total return	0.36%	12.60%	32.48%	15.54%	0.43%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$59,065	$67,500	$59,565	$50,633	$50,252
Operating expenses including reimbursement/fees paid indirectly	0.41%	0.44%	0.46%	0.47%	0.53%
Operating expenses excluding reimbursement/fees paid indirectly	0.41%[2]	0.44%	0.46%	0.47%	0.53%
Net investment income	1.59%	1.53%	1.55%	1.84%	1.43%
Portfolio turnover rate	6%	3%	2%	2%	9%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 0.41%.

96

Wilshire International Equity Fund

For a Fund Share Outstanding Throughout Each Year.

	Investment Class Shares
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011
Net asset value, beginning of year	$9.06	$9.70	$8.34	$7.63	$8.09

Income/(loss) from investment operations:
Net investment income[1]	0.09	0.09	0.03	0.06	0.00 [2]
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.23)	(0.71)	1.54	0.96	(0.19)
Total from investment operations	(0.14)	(0.62)	1.57	1.02	(0.19)

Less distributions:
From net investment income	(0.02)	(0.02)	0.00	(0.09)	(0.06)
From capital gains	0.00	0.00	(0.21)	(0.22)	(0.21)
Redemption fee (Note 2)	0.00 [2]	—	—	—	—
Total distributions	(0.02)	(0.02)	(0.21)	(0.31)	(0.27)

Net asset value, end of year	$8.90	$9.06	$9.70	$8.34	$7.63

Total return	(1.55)%	(6.38)%	18.95%	13.36%	(2.28)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$3,438	$11,371	$2,410	$74,999	$80,004
Operating expenses including dividends and rebates on securities sold short and interest expense, after expense reimbursement/waiver and fees paid indirectly[4]	1.50%	1.50%	1.85%[3]	2.24%[3]	2.27%[3]
Operating expenses including dividends and rebates on securities sold short and interest expense, before expense reimbursement/waiver and fees paid indirectly[4]	1.75%	1.71%	1.93%[5]	2.29%[5]	2.33%
Net investment income	0.99%	0.97%	0.38%	0.77%	0.06%
Portfolio turnover rate	84%	176%	368%	45%	134%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	Amount is less than $0.01 per share.

3

The operating expense ratios reflect the expenses related to investing in securities sold short. Had these expenses been excluded, the expense ratio (after waiver and fees paid indirectly) would have been 1.50% for 2013, 2012, and 2011 respectively.

4	Effective April 2, 2013, the Wilshire International Equity Fund no longer engages in short selling.

5

The ratio of operating expenses including dividends and rebates on securities sold short and interest expense, before reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.71%, 1.93% and 2.28% for 2014, 2013 and 2012, respectively.

97

Wilshire International Equity Fund

For a Fund Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011
Net asset value, beginning of year	$8.99	$9.64	$8.38	$7.67	$8.14

Income/(loss) from investment operations:
Net investment income[1]	0.09	0.09	0.08	0.09	0.02
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.21)	(0.68)	1.51	0.95	(0.20)
Total from investment operations	(0.12)	(0.59)	1.59	1.04	(0.18)

Less distributions:
From net investment income	(0.09)	(0.06)	(0.12)	(0.11)	(0.08)
From capital gains	0.00	0.00	(0.21)	(0.22)	(0.21)
Redemption fee (Note 2)	0.00 [2]	—	—	—	—
Total distributions	(0.09)	(0.06)	(0.33)	(0.33)	(0.29)

Net asset value, end of year	$8.78	$8.99	$9.64	$8.38	$7.67

Total return	(1.37)%	(6.16)%	19.10%	13.63%	(2.11)%

Ratios to average net assets/supplemental data[2]:
Net assets, end of year (in 000’s)	$176,937	$165,048	$45,897	$99,106	$93,132
Operating expenses including dividends and rebates on securities sold short and interest expense, after expense reimbursement/waiver and fees paid indirectly[3]	1.25%	1.25%	1.61%[2]	1.99%[2]	2.02%[2]
Operating expenses including dividends and rebates on securities sold short and interest expense, before expense reimbursement/ waiver and fees paid indirectly[3]	1.29%	1.31%	1.87%[4]	2.01%[4]	2.05%
Net investment income	1.00%	0.96%	0.88%	1.03%	0.32%
Portfolio turnover rate	84%	176%	368%	45%	134%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2

The operating expense ratios reflect the expenses related to investing in securities sold short. Had these expenses been excluded, the expense ratio (after waiver and fees paid indirectly) would have been 1.25% for 2013, 2012, 2011 and 2010, respectively.

3	Effective April 2, 2013, the Wilshire International Equity Fund no longer engages in short selling.

4

The ratio of operating expenses including dividends and rebates on securities sold short and interest expense, before reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.31%, 1.87% and 2.00% for 2014, 2013 and 2012, respectively.

98

Shareholder Reports

You will receive semi-annual reports dated June 30 and annual reports dated December 31 each year. These reports contain additional information about the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The SAI provides more detailed information about the Fund and is legally considered to be part of this prospectus.

How to Obtain Reports

You can get free copies of annual and semi-annual reports and SAIs on the Company’s website at http://advisor.wilshire.com. You may also request the annual and semi-annual reports, SAIs and other information about the Fund, and discuss your questions about the Fund, by contacting us at:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
P.O. Box 219512
Kansas City, MO 64121-9512

or by calling toll free 1-888-200-6796

You can also review and copy information about the Fund, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the SEC. For information about the Public Reference Room call 1-202-551-8090. You can also obtain copies:

● For a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549, or by email to publicinfo@sec.gov.

● Free from the SEC’s EDGAR database on its internet website at http://www.sec.gov.

The Company currently offers other classes of shares of the Fund in other prospectuses.

(Investment Company Act File No. 811-07076)

[WIL-PS-008-0700]

Prospectus	WILSHIRE	May 1, 2016
MUTUAL FUNDS, INC.
Qualified Class Shares of Wilshire 5000 IndexSM Fund http://advisor.wilshire.com

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved any shares of this Fund or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS	Page

FUND SUMMARY	3
MORE INFORMATION ABOUT INVESTMENTS AND RISKS	7
MANAGEMENT OF THE FUND	8
Investment Adviser	8
Investment Subadviser	9
Service and Distribution Plan	10
SHAREHOLDER INFORMATION	10
Purchases and Redemptions of Shares	10
Right to Reject Purchase Orders	11
Householding Policy	11
DIVIDEND AND DISTRIBUTION INFORMATION	11
FEDERAL INCOME TAX INFORMATION	12
FINANCIAL HIGHLIGHTS	13

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in the Fund.

2

FUND SUMMARY

Investment Objective

The Wilshire 5000 IndexSM Fund’s (the “Fund” or “Index Fund”) investment objective is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM (the “Index”) before the deduction of Index Fund expenses.

Fees and Expenses of the Wilshire 5000 IndexSM Fund

This table describes the fees and expenses that you may pay if you buy and hold Qualified Class Shares of the Index Fund.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Qualified Class
Management Fees	0.10%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.01%*
Total Annual Fund Operating Expenses	0.36%

*	Other Expenses are estimated based on Investment Class expenses due to the low asset size of the Qualified Class.

Example: This example is intended to help you compare the cost of investing in Qualified Class Shares of the Index Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Qualified Class Shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Qualified Class	$ 37	$ 116	$ 202	$ 456

Portfolio Turnover

The Index Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Index Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Index Fund’s performance. During the most recent fiscal year, the Index Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

●	The Index Fund invests at least 80% of its assets in the common stock of companies included in the Index that are representative of the Index.

●	The Index Fund may invest in the common stock of companies of any size, including small cap companies.

●

The Index Fund uses enhanced “stratified sampling” techniques in an attempt to replicate the performance of the Index. Stratified sampling is a technique that uses sector weighting and portfolio characteristics profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark.

●	The Index Fund normally holds stocks representing at least 90% of the total market value of the Index.

3

The Index is an unmanaged index which measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. The Index includes over 4,500 stocks, with each stock weighted according to its market value. This means that companies having larger stock capitalizations will have a larger impact on the market value of the Index. The Index has been computed continuously since 1974 and is published daily in many major U.S. newspapers and is the broadest measure of the U.S. equity market. The Index Fund normally holds stocks representing at least 90% of the Index’s total market value, which ranges between 1,000 and 2,500 stocks.

Principal Risks

You may lose money by investing in the Index Fund. In addition, investing in the Index Fund involves the following principal risks:

Equity Risk. The principal risk of investing in the Index Fund is equity risk. This is the risk that the prices of stocks held by the Index Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Index Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Index Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Index Risk. There is a risk that the Index Fund’s performance may not exactly match the performance of the Index. The Index Fund does not hold every stock contained in the Index and the performance of the stocks held in the Index Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Fund incurs management fees, 12b-1 fees, administrative expenses and transaction costs in trading stocks.

Small Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Quantitative Risk. Some of the Portfolio’s subadvisers portfolio construction process relies on the use of proprietary and non-proprietary software, and intellectual property that is licensed from a variety of sources. A subadviser may use a trading system or model to construct a portfolio which could be compromised by an unforeseeable software or hardware malfunction and other technological failures, including, but not limited to, power loss, software bugs, malicious codes, viruses or system crashers, or various other events or circumstances beyond the control of the subadviser. The subadviser make reasonable efforts to protect against such events, but there is no guarantee that such efforts will be successful, and the aforementioned events may, on occasion, have an adverse effect on the performance of the Portfolio. The nature of complex quantitative investment management processes is such that errors may be hard to detect and in some cases, an error can go undetected for a period of time. In many cases, it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. While the subadvisers have a number of controls and business continuity measures in place designed to assure that the portfolio construction process for the Portfolio operates as intended, analytical errors, software errors, developmental and implementation errors, as well as data errors are inherent risks. Additionally, a subadviser may adjust or enhance the model or, under certain adverse conditions, deviate from the model. Such adjustments, enhancements or deviations may not achieve the objectives of the Portfolio and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Portfolio would have been if the subadviser had not adjusted or deviated from the models.

4

Cyber Security Risks: The Adviser, subadviser and the Portfolio’s service providers’ use of the internet, technology and information systems may expose the Portfolio to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the Portfolio’s NAV or data; access by an unauthorized party to proprietary information or Portfolio assets; and data corruption or loss of operations functionality. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

The Fund may appeal to you if:

●	you are a long-term investor;

●	you seek growth of capital;

●	you seek to capture investment returns that are representative of the entire U.S. equity market;

●	you seek to potentially reduce risk through broad diversification across large and small capitalization stocks and value and growth stocks; or

●	you seek an index fund which, unlike a traditional index fund, includes the common stocks of small- and mid-capitalization companies as well as large capitalization companies.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Index Fund by showing how the investment performance of the Qualified Class Shares has varied from year to year and by showing how the average annual total returns of the Index Fund’s Qualified Shares compare to those of a broad measure of market performance. The Index Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 16.16% (quarter ended 9/30/09) and the lowest return for a quarter was (22.26)% (quarter ended 12/31/08).

5

Average Annual Total Returns
(periods ended December 31, 2015)

	1 year	5 years	10 years
Qualified Class Shares	0.34%	11.74%	6.83%
Wilshire 5000 IndexSM	0.68%	12.11%	7.40%

Management

Adviser

Wilshire Associates Incorporated

Subadviser and Portfolio Managers

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”)

Thomas D. Stevens, CFA, Chairman of Los Angeles Capital and Portfolio Manager of the Index Fund. Mr. Stevens has served as Portfolio Manager since April 2002.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Index Fund. Mr. Reynolds has served as Portfolio Manager since January 2011.

Daniel E. Allen, CFA, Director of Global Equities of Los Angeles Capital and Portfolio Manager of the Index Fund. Mr. Allen has served as Portfolio Manager since January 2011.

Tax Information

The Index Fund’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Index Fund through a broker-dealer or other financial intermediary (such as a bank), the Index Fund and its related companies may pay the intermediary for the sale of Index Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Index Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

MORE INFORMATION ABOUT INVESTMENTS AND RISKS

The Fund is a series of Wilshire Mutual Funds, Inc. (the “Company”). The Fund provides exposure to the U.S. stock market as a whole by investing at least 80% of its assets in the common stocks of companies included in the Index. The Fund invests in the common stocks of companies of any size, including small cap companies. The Index is an unmanaged capitalization weighted index of over 4,500 U.S. equity securities and includes all the U.S. common stocks regularly traded on the New York Stock Exchange (“NYSE”), the NYSE MKT LLC and the NASDAQ over-the-counter market. The Fund normally holds common stocks representing at least 90% of the Index’s total market value, which is between 1,000 and 2,500 common stocks.

Los Angeles Capital serves as the subadviser to the Fund. Los Angeles Capital manages the Fund using an enhanced stratified sampling investment approach. Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the Fund within acceptable parameter ranges relative to the benchmark.

Over time, Los Angeles Capital expects the correlation between the performance of the Index and the performance of the Fund to be over 90% before the deduction of the Fund’s expenses. A 100% correlation would indicate that the Fund’s performance exactly matches the performance of the Index. The Fund’s ability to track the Index’s performance will be affected by factors such as the Fund’s expenses, changes in stocks represented in the Index and the timing and amount of sales and redemptions of the Fund’s shares.

Recent Market Events Risk

The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Securities Lending

The Fund may lend its investment securities in an amount of up to 33⅓% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would affect the Fund’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will only be made to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Fund’s Board of Directors (the “Board”) will make arrangements to vote or consent with respect to a material event affecting the Fund’s securities on loan.

7

Temporary Investments

From time to time, in attempting to respond to adverse market, economic, political or other conditions, or to meet large withdrawals, the Fund may take temporary defensive positions that are inconsistent with the Funds’s principal investment strategies and invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy the Fund is less likely to achieve its investment objective.

Disclosure of Fund Holdings

A description of the Company’s policies and procedures relating to disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”) and on the Company’s website at http://advisor.wilshire.com. The Fund’s complete portfolio holdings data will be made available monthly on its website, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the SEC on Form N-Q or Form N-CSR (which must be filed within 60 days of the end of the applicable quarter).

MANAGEMENT OF THE FUND

Investment Adviser

Wilshire is the investment adviser of the Fund. Wilshire, formed in 1972, is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. As of December 31, 2015, Wilshire’s total assets under advisement were $1.14 trillion. Wilshire also provides investment technology products and investment and private equity investment consulting services.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Josh Emanuel, Nathan Palmer, Jason Schwarz, Erin Simpson, Anthony Wicklund, Gary Tom, David Zee, Ramon Gonzalez and Elizabeth Yakes. Josh Emanuel is chairman of the investment committee.

As a percentage of average daily net assets, the Fund paid Wilshire an advisory fee of 10% during the last fiscal year. The advisory agreement between the Company and Wilshire (the “Agreement”) permits the Board and Wilshire to retain subadvisers for the Fund in certain circumstances without stockholder approval. A discussion regarding the basis for the Board’s renewal of the Agreement is included in the Fund’s Annual Report to Shareholders dated December 31, 2015.

Wilshire may pay additional compensation, out of profits derived from its management fee and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). These payments are in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Fund, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee table or elsewhere in the prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or Fund offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting Wilshire access to the financial institution’s sales force; granting Wilshire access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current asset and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by Wilshire and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of Wilshire from time to

8

time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

Additional Information

The Funds enter into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the SAI provide information concerning each Fund that you should consider in determining whether to purchase shares of the Fund. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Investment Subadviser

The SEC has issued an order (the “Order”) to Wilshire and the Company, exempting them from the 1940 Act requirement to submit to shareholders new or materially amended subadvisory agreements for their approval and reducing the amount of disclosure required to be provided regarding the fees paid to subadvisers. The Order provides that Wilshire may identify, retain and compensate subadvisers that are not “affiliated persons” of Wilshire, as defined in the 1940 Act, to manage all or portions of the portfolios of the Company, subject to the Board’s approval. Wilshire is responsible for, among other things, setting each portfolio’s investment strategy and structure, identifying subadvisers, ongoing monitoring and evaluation of subadvisers, implementing procedures to ensure that subadvisers comply with each portfolio’s investment objectives, policies, guidelines and restrictions, terminating subadvisers (subject to the Board’s approval) and reallocating assets among subadvisers. Shareholders will be notified of, and provided with information regarding, Wilshire’s retention of new subadvisers or any material amendments to subadvisory agreements, within 90 days of either occurrence.

Wilshire entered into a subadvisory agreement with Los Angeles Capital, effective April 1, 2002, as amended, to manage the Fund subject to the supervision of Wilshire and the Company’s Board. Los Angeles Capital’s fees are paid by Wilshire. Los Angeles Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025. As of December 31, 2015, Los Angeles Capital managed approximately $18.9 billion in assets. Thomas D. Stevens, CFA-Chairman and President, Principal, Hal W. Reynolds, CFA-Chief Investment Officer, Principal, and Daniel E. Allen, CFA-Director of Global Equities, Principal, are the senior portfolio managers of the Fund. From 1980 until Los Angeles Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal. Mr. Reynolds is one of the founding members of Los Angeles Capital, established in 2002, and prior to founding the firm, he was a Managing Director and Principal at Wilshire. Prior to joining Los Angeles Capital in 2009, Mr. Allen was a Senior Managing Director and Board Member of Wilshire.

A discussion regarding the basis for the Board’s approval of Los Angeles Capital’s subadvisory agreement is included in the Fund’s annual report to shareholders dated December 31, 2015. The Fund’s SAI also provides additional information about Messrs. Stevens, Reynolds and Allen’s compensation, other accounts managed by them and their ownership of Fund shares.

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Service and Distribution Plan

The Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Qualified Class Shares (the “Plan”). The Plan authorizes payments by the Qualified Class Shares annually of up to 0.25% of the average daily net assets attributable to the Qualified Class Shares to finance distribution of Qualified Class Shares and services to shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholder questions regarding their accounts, providing shareholders with account statements and trade confirmations and forwarding prospectuses and shareholder reports. Because the fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors.

The Fund has also adopted a shareholder services plan for its Qualified Class Shares which authorizes payments by the Qualified Class Shares annually of up to 0.15% of the average daily net assets attributable to Qualified Class Shares for certain non-distribution shareholder services provided by insurers or other financial intermediaries.

SHAREHOLDER INFORMATION

Purchases and Redemptions of Shares

You cannot invest in Qualified Class Shares directly. Instead, you can participate through a variable annuity contract purchased by your employer from an insurer with which the Fund has entered into an agreement. The availability of the Qualified Class Shares depends on the provisions of the variable annuity contract. For more information, see your employer’s contract disclosure document.

Qualified Class Shares of the Fund are offered to insurers without a sales charge. Each insurer submits purchase and redemption orders to the Fund on a daily basis. Insurers may purchase shares on any day when the NYSE is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of the Fund’s shares if we believe it is in the Fund’s best interests. The Fund does not issue share certificates. We calculate the net asset value (“NAV”) per share at the close of regular trading of the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Fund shares are not priced on the days on which the NYSE is closed for trading. NAV is calculated by adding the value of the individual securities held by the Fund, subtracting the liabilities of the Qualified Class Shares and dividing by the total number of Qualified Class Shares outstanding.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the NASDAQ system are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost if the Pricing Committee concludes it approximates fair value. When market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose values are considered unreliable because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.

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The USA PATRIOT Act of 2001 requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. You will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement accompanying this prospectus.

Right to Reject Purchase Orders

You should make purchases for investment purposes only. Short-term or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Board has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of a purchase to be excessive, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company’s Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts which may be held directly by shareholders. The Company, on behalf of the Fund, contractually requires that financial intermediaries which hold omnibus accounts in the Fund provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling 1-888-200-6796. Within 30 days of receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention.

DIVIDEND AND DISTRIBUTION INFORMATION

The Fund intends to pay any dividends and capital gains distributions at least once a year. Dividends and capital gains distributions of the Fund will be automatically reinvested at NAV in additional Qualified Class Shares of the Fund. There are no sales or other charges for the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of shares of the Fund.

The value of your Qualified Class Shares will be reduced by the amount of any dividends and distributions. If an insurer purchases shares shortly before the record date for a dividend or distribution of capital gains, it will pay the full price for the shares and receive some portion of the price back as a dividend or distribution.

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FEDERAL INCOME TAX INFORMATION

The Fund ordinarily declares and distributes net investment income and net realized capital gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions to insurers from net realized capital gains unless capital loss carryovers, if any, have been utilized, have expired or are otherwise unavailable. The Fund intends to distribute substantially all of its net investment income and realized net capital gains each year. All expenses are accrued daily and deducted before declaration of dividends to investors.

See your employer’s contract disclosure document for a discussion of the impact on you with respect to taxes an insurer may owe as a result of its ownership of Fund shares, its receipt of dividends and distributions on those shares, and its gains from the purchase and sale of shares.

This summary of federal income tax consequences is intended as general information only. You should consult a tax adviser concerning the tax consequences of an insurer’s investment in the Fund in light of your particular circumstances.

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FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of the Qualified Class Shares of the Fund for the past five years. Certain information reflects the financial performance of a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm whose report, along with the Fund’s financial statements and related notes, is included in the annual report, which is available on request.

Wilshire 5000 IndexSM Fund

For a Fund Share Outstanding Throughout Each Year.

	Qualified Class Shares
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011
Net asset value, beginning of year	$18.29	$16.46 [3]	$12.59 [3]	$11.09	$11.03

Income/(loss) from investment operations:
Net investment income[1]	0.30	0.27 [3]	0.23 [3]	0.21 [3]	0.14
Net realized and unrealized gain/(loss) on investments	(0.23)	1.83	3.88	1.50	(0.08)
Total from investment operations	0.07	2.10 [3]	4.11 [3]	1.71 [3]	0.06

Less distributions:
From net investment income	(0.30)	(0.27)	(0.24)	(0.21)	0.00
Total distributions	(0.30)	(0.27)	(0.24)	(0.21)	0.00

Net asset value, end of year	$18.06	$18.29 [3]	$16.46 [3]	$12.59 [3]	$11.09

Total return	0.34%	12.71%[3]	32.67%[3]	15.47%[3]	0.54%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$— [2]	$— [2]	$— [2]	$— [2]	$— [2]
Operating expenses including reimbursement/fees paid indirectly	0.36%	0.36%[3]	0.38%[3]	0.40%[3]	0.65%
Operating expenses excluding reimbursement/fees paid indirectly	0.36%	0.36%[3]	0.38%[3]	0.40%[3]	0.65%
Net investment income	1.59%	1.52%[3]	1.54%[3]	1.76%[3]	1.21%
Portfolio turnover rate	6%	3%	2%	2%	9%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	Amounts designated as “—” have been rounded to $0.

3	Amounts have been revised to reflect estimation of expenses based on Institutional class shares due to low asset levels in the Qualified Class Shares.

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Shareholder Reports

You will receive semi-annual reports dated June 30 and annual reports dated December 31 each year. These reports contain additional information about the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The SAI provides more detailed information about the Fund and is legally considered to be part of this prospectus.

How to Obtain Reports

You can get free copies of annual and semi-annual reports and SAIs on the Company’s website at http://advisor.wilshire.com. You may also request the annual and semi-annual reports, SAIs and other information about the Fund, and discuss your questions about the Fund, by contacting us at:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
P.O. Box 219512
Kansas City, MO 64121-9512

or by calling toll free 1-888-200-6796

You can also review and copy information about the Fund, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the SEC. For information about the Public Reference Room call 1-202-551-8090. You can also obtain copies:

● For a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549, or by email to publicinfo@sec.gov.

● Free from the SEC’s EDGAR database on its internet website at http://www.sec.gov.

The Company currently offers other classes of shares of the Fund in other prospectuses.

(Investment Company Act File No. 811-07076)

[WIL-PS-007-0700]

Prospectus	WILSHIRE	May 1, 2016
MUTUAL FUNDS, INC.
Horace Mann Class Shares of Wilshire 5000 IndexSM Fund http://advisor.wilshire.com

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved any shares of this Fund or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS	Page

FUND SUMMARY	3
MORE INFORMATION ABOUT INVESTMENTS AND RISKS	7
MANAGEMENT OF THE FUND	8
Investment Adviser	8
Investment Subadviser	9
Service and Distribution Plan	9
SHAREHOLDER INFORMATION	10
How to Purchase Fund Shares	10
How to Sell Fund Shares	11
Pricing of Shares	12
Anti-Money Laundering Program	13
Right to Reject Purchase Orders	13
Householding Policy	13
DIVIDEND AND DISTRIBUTION INFORMATION	14
FEDERAL INCOME TAX INFORMATION	14
FINANCIAL HIGHLIGHTS	15

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in the Fund.

2

FUND SUMM0ARY

Investment Objective

The Wilshire 5000 IndexSM Fund’s (the “Fund” or “Index Fund”) investment objective is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM (the “Index”) before the deduction of Index Fund expenses.

Fees and Expenses of the Wilshire 5000 IndexSM Fund

This table describes the fees and expenses that you may pay if you buy and hold Horace Mann Class Shares of the Index Fund.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Horace Mann Class
Management Fees	0.10%
Distribution and Service (12b-1) Fees	0.35%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.63%

Example: This example is intended to help you compare the cost of investing in Horace Mann Class Shares of the Index Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that Horace Mann Class Shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Horace Mann Class	$ 64	$ 202	$ 351	$ 786

Portfolio Turnover

The Index Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Index Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Index Fund’s performance. During the most recent fiscal year, the Index Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

●	The Index Fund invests at least 80% of its assets in the common stock of companies included in the Index that are representative of the Index.

●	The Index Fund may invest in the common stock of companies of any size, including small cap companies.

●

The Index Fund uses enhanced “stratified sampling” techniques in an attempt to replicate the performance of the Index. Stratified sampling is a technique that uses sector weighting and portfolio characteristics profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark.

●	The Index Fund normally holds stocks representing at least 90% of the total market value of the Index.

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The Index is an unmanaged index which measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. The Index includes over 4,500 stocks, with each stock weighted according to its market value. This means that companies having larger stock capitalizations will have a larger impact on the market value of the Index. The Index has been computed continuously since 1974 and is published daily in many major U.S. newspapers and is the broadest measure of the U.S. equity market. The Index Fund normally holds stocks representing at least 90% of the Index’s total market value, which ranges between 1,000 and 2,500 stocks.

Principal Risks

You may lose money by investing in the Index Fund. In addition, investing in the Index Fund involves the following principal risks:

Equity Risk. The principal risk of investing in the Index Fund is equity risk. This is the risk that the prices of stocks held by the Index Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Index Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Index Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Index Risk. There is a risk that the Index Fund’s performance may not exactly match the performance of the Index. The Index Fund does not hold every stock contained in the Index and the performance of the stocks held in the Index Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Fund incurs management fees, 12b-1 fees, administrative expenses and transaction costs in trading stocks.

Small Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Quantitative Risk. Some of the Portfolio’s subadvisers portfolio construction process relies on the use of proprietary and non-proprietary software, and intellectual property that is licensed from a variety of sources. A subadviser may use a trading system or model to construct a portfolio which could be compromised by an unforeseeable software or hardware malfunction and other technological failures, including, but not limited to, power loss, software bugs, malicious codes, viruses or system crashers, or various other events or circumstances beyond the control of the subadviser. The subadviser make reasonable efforts to protect against such events, but there is no guarantee that such efforts will be successful, and the aforementioned events may, on occasion, have an adverse effect on the performance of the Portfolio. The nature of complex quantitative investment management processes is such that errors may be hard to detect and in some cases, an error can go undetected for a period of time. In many cases, it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. While the subadvisers have a number of controls and business continuity measures in place designed to assure that the portfolio construction process for the Portfolio operates as intended, analytical errors, software errors, developmental and implementation errors, as well as data errors are inherent risks. Additionally, a subadviser may adjust or enhance the model or, under certain adverse conditions, deviate from the model. Such adjustments, enhancements or deviations may not achieve the objectives of the Portfolio and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Portfolio would have been if the subadviser had not adjusted or deviated from the models.

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Cyber Security Risks: The Adviser, subadviser and the Portfolio’s service providers’ use of the internet, technology and information systems may expose the Portfolio to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the Portfolio’s NAV or data; access by an unauthorized party to proprietary information or Portfolio assets; and data corruption or loss of operations functionality. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

The Fund may appeal to you if:

●	you are a long-term investor;

●	you seek growth of capital;

●	you seek to capture investment returns that are representative of the entire U.S. equity market;

●	you seek to potentially reduce risk through broad diversification across large and small capitalization stocks and value and growth stocks; or

●	you seek an index fund which, unlike a traditional index fund, includes the common stocks of small- and mid-capitalization companies as well as large capitalization companies.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Index Fund by showing how the investment performance of the Horace Mann Class Shares has varied from year to year and by showing how the average annual total returns of the Index Fund’s Horace Mann Class Shares compare to those of a broad measure of market performance. The Index Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 16.16% (quarter ended 9/30/09) and the lowest return for a quarter was (22.34)% (quarter ended 12/31/08).

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Average Annual Total Returns
(periods ended December 31, 2015)

	1 year	5 years	10 years
Horace Mann Class Shares
Return Before Taxes	0.08%	11.42%	6.67%
Return After Taxes on Distributions	(0.51%)	11.07%	6.36%
Return After Taxes on Distributions and Sale of Fund Shares	0.05%	9.05%	5.32%
Wilshire 5000 IndexSM	0.68%	12.11%	7.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Adviser

Wilshire Associates Incorporated

Subadviser and Portfolio Managers

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”)

Thomas D. Stevens, CFA, Chairman of Los Angeles Capital and Portfolio Manager of the Fund. Mr. Stevens has served as Portfolio Manager since April 2002.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Fund. Mr. Reynolds has served as Portfolio Manager since January 2011.

Daniel E. Allen, CFA, Director of Global Equities of Los Angeles Capital and Portfolio Manager of the Fund. Mr. Allen has served as Portfolio Manager since January 2011.

Purchase and Sale of Fund Shares

Minimum Initial Investment

The minimum initial investment in Horace Mann Class Shares of the Index Fund is $1,000. Subsequent investments must be at least $100 (or $50 for Horace Mann Class Shares purchased through the Horace Mann Scheduled Payment Plan).

To Redeem Shares

You may sell your shares back to the Fund (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Index Fund’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Index Fund through a broker-dealer or other financial intermediary (such as a bank), the Index Fund and its related companies may pay the intermediary for the sale of Index Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Index Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

MORE INFORMATION ABOUT INVESTMENTS AND RISKS

The Fund is a series of Wilshire Mutual Funds, Inc. (the “Company”). The Fund provides exposure to the U.S. stock market as a whole by investing at least 80% of its assets in the common stocks of companies included in the Index. The Fund invests in the common stocks of companies of any size, including small cap companies. The Index is an unmanaged capitalization weighted index of over 4,500 U.S. equity securities and includes all the U.S. common stocks regularly traded on the New York Stock Exchange (“NYSE”), the NYSE MKT LLC and the NASDAQ over-the-counter market. The Fund normally holds common stocks representing at least 90% of the Index’s total market value, which is between 1,000 and 2,500 common stocks.

Los Angeles Capital serves as the subadviser to the Fund. Los Angeles Capital manages the Fund using an enhanced stratified sampling investment approach. Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the Fund within acceptable parameter ranges relative to the benchmark.

Over time, Los Angeles Capital expects the correlation between the performance of the Index and the performance of the Fund to be over 90% before the deduction of the Fund’s expenses. A 100% correlation would indicate that the Fund’s performance exactly matches the performance of the Index. The Fund’s ability to track the Index’s performance will be affected by factors such as the Fund’s expenses, changes in stocks represented in the Index and the timing and amount of sales and redemptions of the Fund’s shares.

Recent Market Events Risk

The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Securities Lending

The Fund may lend its investment securities in an amount of up to 33⅓% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would affect the Fund’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will only be made to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Fund’s Board of Directors (the “Board”) will make arrangements to vote or consent with respect to a material event affecting the Fund’s securities on loan.

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Temporary Investments

From time to time, in attempting to respond to adverse market, economic, political or other conditions, or to meet large withdrawals, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies and invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy the Fund is less likely to achieve its investment objective.

Disclosure of Fund Holdings

A description of the Company’s policies and procedures relating to disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”) and on the Company’s website at http://advisor.wilshire.com. The Fund’s complete portfolio holdings data will be made available monthly on its website, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the SEC on Form N-Q or Form N-CSR (which must be filed within 60 days of the end of the applicable quarter).

MANAGEMENT OF THE FUND

Investment Adviser

Wilshire is the investment adviser of the Fund. Wilshire, formed in 1972, is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. As of December 31, 2015, Wilshire’s total assets under advisement were $1.14 trillion. Wilshire also provides investment technology products and investment and private equity investment consulting services.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Josh Emanuel, Nathan Palmer, Jason Schwarz, Erin Simpson, Anthony Wicklund, Gary Tom, David Zee, Ramon Gonzalez and Elizabeth Yakes. Josh Emanuel is chairman of the investment committee.

As a percentage of average daily net assets, the Fund paid Wilshire an advisory fee of 0.10% during the last fiscal year. The advisory agreement between the Company and Wilshire (the “Agreement”) permits the Board and Wilshire to retain subadvisers for the Fund in certain circumstances without stockholder approval. A discussion regarding the basis for the Board’s renewal of the Agreement is included in the Fund’s Annual Report to Shareholders dated December 31, 2015.

Wilshire may pay additional compensation, out of profits derived from its management fee and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). These payments are in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Fund, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee table or elsewhere in the prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or Fund offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting Wilshire access to the financial institution’s sales force; granting Wilshire access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current asset and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by Wilshire and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of Wilshire from time to

8

time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

Additional Information

The Funds enter into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the SAI provide information concerning each Fund that you should consider in determining whether to purchase shares of the Fund. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Investment Subadviser

The SEC has issued an order (the “Order”) to Wilshire and the Company, exempting them from the 1940 Act requirement to submit to shareholders new or materially amended subadvisory agreements for their approval and reducing the amount of disclosure required to be provided regarding the fees paid to subadvisers. The Order provides that Wilshire may identify, retain and compensate subadvisers that are not “affiliated persons” of Wilshire, as defined in the 1940 Act, to manage all or portions of the portfolios of the Company subject to the Board’s approval. Wilshire is responsible for, among other things, setting each portfolio’s investment strategy and structure, identifying subadvisers, ongoing monitoring and evaluation of subadvisers, implementing procedures to ensure that subadvisers comply with each portfolio’s investment objectives, policies, guidelines and restrictions, terminating subadvisers (subject to the Board’s approval) and reallocating assets among subadvisers. Shareholders will be notified of, and provided with information regarding, Wilshire’s retention of new subadvisers or any material amendments to subadvisory agreements, within 90 days of either occurrence.

Wilshire entered into a subadvisory agreement with Los Angeles Capital, effective April 1, 2002, as amended, to manage the Fund subject to the supervision of Wilshire and the Board. Los Angeles Capital’s fees are paid by Wilshire. Los Angeles Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025. As of December 31, 2015, Los Angeles Capital managed approximately $18.9 billion in assets. Thomas D. Stevens, CFA-Chairman and President, Principal, Hal W. Reynolds, CFA-Chief Investment Officer, Principal, and Daniel E. Allen, CFA-Director of Global Equities, Principal, are the senior portfolio managers of the Fund. From 1980 until Los Angeles Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal. Mr. Reynolds is one of the founding members of Los Angeles Capital, established in 2002, and prior to founding the firm, he was a Managing Director and Principal at Wilshire. Prior to joining Los Angeles Capital in 2009, Mr. Allen was a Senior Managing Director and Board member of Wilshire.

A discussion regarding the basis for the Board’s approval of Los Angeles Capital’s subadvisory agreement is included in the Fund’s annual report to shareholders dated December 31, 2015. The Fund’s SAI also provides additional information about Messrs. Stevens, Reynolds and Allen's compensation, other accounts managed by them and their ownership of Fund shares.

Service and Distribution Plan

The Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Horace Mann Class Shares (the “Plan”). The Plan authorizes payments by the Horace Mann Class Shares to reimburse SEI Investments Distribution Co. (the “Distributor”) for its shareholder services expenses at an annual rate of up to 0.35% of the average daily net assets attributable to the Horace Mann Class Shares. Pursuant to a dealer agreement between the Distributor and Horace Mann Investors, Inc. (“Horace Mann”), the Distributor pays Horace Mann 0.35% of the average daily net assets attributable to the Horace Mann Class Shares for maintaining shareholder accounts and for providing services to holders of shares, such as answering shareholder inquiries regarding the Fund and providing shareholder reports and other information. Because the

9

fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors.

SHAREHOLDER INFORMATION

If you have questions about the Fund or your account you may call us at 1-888-200-6796 or the Horace Mann home office at 1-800-999-1030.

How to Purchase Fund Shares

You may buy Horace Mann Class Shares without a sales charge on any day when the NYSE is open for business (referred to as a business day). To purchase the Horace Mann Class Shares, contact us at 1-888-200-6796. We reserve the right to reject or limit any purchase order or suspend the offering of the Fund’s shares if we believe it is in the Fund’s best interests. The Fund does not issue share certificates.

Minimum Investments

The minimum initial investment in the Fund is $1,000. Subsequent investments must be at least $100. Lower minimums are available for the Horace Mann Scheduled Payment Plan, described below. We may change the initial and subsequent minimum investment requirements at any time.

You may purchase shares as follows:

(1)    Horace Mann Scheduled Payment Plan. The Horace Mann Scheduled Payment Plan permits you to purchase shares (minimum of $50 per transaction) at regular intervals. This service may provide you with a convenient way to invest for long-term and intermediate financial goals. You may purchase shares by electronically transferring funds from your bank account debited in a specified amount, and shares purchased, either (i) once a month on the first or fifteenth day, or (ii) twice a month on both days. Your account must be at a bank which is an Automated Clearing House member.

You may establish a Scheduled Payment Plan by either checking the appropriate box on the Account Application or filing an authorization form with us. You may obtain the necessary authorization form, cancel your participation in this privilege or change the amount of purchase at any time (i) by mailing a letter to Wilshire Mutual Funds, Inc. — Horace Mann Class Shares, c/o DST Systems, Inc., P.O. Box 219512, Kansas City, MO 64121-9512, or (ii) by calling us at 1-888-200-6796. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

(2)    Wire Payments. You can pay by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:

UMB Bank
ABA No: 101000695
Wilshire Mutual Funds, Inc.
DDA: 9871737314
FFC: [Insert shareholder name(s) and account number]

If your initial purchase of the Fund’s shares is by wire, please call 1-888-200-6796 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received.

(3)    Checks. Checks should be made payable to “Wilshire Mutual Funds, Inc. — Horace Mann Class Shares” and mailed to:

10

Wilshire Mutual Funds, Inc.
P.O. Box 219512
Kansas City, MO 64121-9512

If you are sending via overnight courier:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

Your initial investment should be accompanied by a completed and signed Account Application. No investment may be made with third party checks, credit cards, credit card checks, cash, traveler’s checks, money orders, bank drafts and/or cashier’s checks.

How to Sell Fund Shares

You may sell your shares back to the Fund (known as redeeming shares) on any business day without a redemption fee. Please note that the Company seeks to prohibit short-term trading, as described under “Right to Reject Purchase or Exchange Orders” below, and if you redeem newly purchased shares, the Company reserves the right to reject any further purchase orders from you. The Fund may temporarily stop redeeming its shares when the NYSE is closed or when trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions. We reserve the right to impose a redemption fee in the future.

You may redeem your shares in the Fund as follows:

(1)    By Telephone. You may redeem your shares by telephone if you have authorized telephone redemptions on your Account Application or you have filed a Shareholder Services Form with us authorizing telephone redemption. Call 1-888-200-6796 with your account number, the amount of redemption and instructions as to how you wish to receive your funds.

●

Telephone Redemption by Check. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.

●

Telephone Redemption by Wire. We accept telephone requests for wire redemptions of at least $1,000 for the Fund. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

●

Automated Clearing House (ACH) Redemptions. Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application. There is no minimum per ACH transfer.

(2)    By Mail. You may also sell your shares by mailing a request to Wilshire Mutual Funds, Inc. — Horace Mann Class Shares, c/o DST Systems, Inc., P.O. Box 219512, Kansas City, MO 64121-9512. If you are mailing by overnight courier, send the request to Wilshire Mutual Funds, Inc., c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state that you are redeeming Horace Mann Class Shares of the Wilshire 5000 IndexSM Fund, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter (i) if you redeem more than $50,000, or (ii) if the investor’s address of record has changed within the past 60 days.

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Signature Guarantees. A signature guarantee is a widely accepted way to protect shareholders by verifying a signature in certain circumstances. If required, a signature guarantee can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

Involuntary Redemption. We may redeem all shares in your account if their value falls below $500 as a result of redemptions (but not as a result of a decline in their net asset value (“NAV”)). We will notify you in writing and give you 45 days to increase the value of your account to at least $500.

Redemption Proceeds. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined NAV after we receive your redemption order.

The Fund may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and Los Angeles Capital believe it would be in the Fund’s best interests not to pay redemption proceeds in cash. A distribution of securities in redemption of your shares is a taxable transaction for federal income tax purposes. When you sell these securities you will pay brokerage commissions.

If you choose to receive distributions in cash and distribution checks are returned as undeliverable, or remain uncashed for six months, we will change your account so that all future distributions are reinvested in the Fund. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund. No interest is paid during the time a redemption check is outstanding.

Telephone Transactions. If you authorize telephone transactions, bear in mind that you may be responsible for any fraudulent telephone transaction in your account so long as the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. If you are unable to reach us by telephone (for example, after normal business hours or during periods of unusual market activity), consider placing your order by mail.

Pricing of Shares

When you purchase Horace Mann Class Shares of the Fund, the price you pay per share is the NAV of the shares next determined after we receive your purchase request and payment. Similarly, the price you receive when you redeem your shares is the NAV of the shares next determined after proper redemption instructions are received. We calculate the NAV per share at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. NAV per share is calculated by adding the value of the individual securities and other assets held by the Fund and attributable to the Horace Mann Class Shares, subtracting the liabilities of the Horace Mann Class Shares, and dividing by the total number of Horace Mann Class Shares outstanding.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the NASDAQ system are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost if the Pricing Committee concludes it approximates fair value. When market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company or the Company’s Valuation Committee. Securities whose values are considered unreliable because a significant

12

valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sales price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.

Anti-Money Laundering Program

The Company is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Company may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Company may be required to transfer the account or proceeds of the account to a government agency.

Federal law requires the Company to obtain, verify and record identifying information, which may include the name, street address, date of birth, taxpayer identification number or other identifying information for investors who open an account with the Fund. The Company may also ask to see other identifying documents. Applications without this information may not be accepted and orders will not be processed. The Company reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in the Fund or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Company and its agents will not be responsible for any loss resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Right to Reject Purchase Orders

You should make purchases for investment purposes only. Short-term or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Board has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of a purchase to be excessive, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company’s Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts held by shareholders directly with the Company. Wilshire contractually requires that financial intermediaries which hold omnibus accounts in the Fund provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling 1-888-200-6796. Within 30 days of receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention.

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DIVIDEND AND DISTRIBUTION INFORMATION

The Fund intends to pay any dividends and capital gains distributions at least once a year. Dividends or capital gains distributions of the Fund will be automatically reinvested at NAV in additional Horace Mann Class Shares of the Fund or you may elect to receive them in cash. This election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of shares of the Fund.

The value of your Horace Mann Class Shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

FEDERAL INCOME TAX INFORMATION

The Fund's distributions will consist of net investment income and capital gains, which are generally taxable to you. Dividends out of net investment income, other than “qualified dividend income,” and distributions of realized net short-term capital gains (i.e., net short-term capital gains in excess of net long-term capital losses) are taxable to you as ordinary income for federal income tax purposes. Distributions of qualified dividend income (i.e., generally dividends received by the Fund from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other non-corporate shareholders at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are met at both the Fund and shareholder levels. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to you at long-term capital gain rates, regardless of how long you have held your shares of the Fund.

The Fund’s distributions will be subject to federal income tax whether you receive them in cash or reinvest them in additional shares of the Fund. Any distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as if received on December 31 of the calendar year declared. The Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.

When you redeem shares of the Fund, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption of shares of the Fund will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. Long-term capital gains are taxable to individuals and other non-corporate shareholders at a maximum federal income tax rate of 20%. Your ability to utilize capital losses for federal income tax purposes is subject to various limitations.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

When you open an account, Internal Revenue Service (“IRS”) regulations require that you provide your taxpayer identification number (“TIN”), certify that it is correct, and certify that you are not subject to backup withholding under IRS regulations. If you fail to provide your TIN or the proper tax certifications, the Fund is required to withhold 28% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to you. The Fund is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year. Foreign shareholders are subject to different withholding requirements.

This summary of federal income tax consequences is intended for general information only. You should consult a tax adviser concerning the federal, state, local and foreign tax consequences of your investment in the Fund in light of your particular circumstances.

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FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of the Horace Mann Class Shares of the Fund for the past five years. Certain information reflects the financial performance of a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm whose report, along with the Fund’s financial statements and related notes, is included in the annual report, which is available on request.

Wilshire 5000 IndexSM Fund

For a Fund Share Outstanding Throughout Each Year.

	Horace Mann Class Shares
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011
Net asset value, beginning of year	$17.97	$16.18	$12.40	$10.91	$11.02

Income/(loss) from investment operations:
Net investment income[1]	0.25	0.22	0.19	0.19	0.13
Net realized and unrealized gain/(loss) on investments	(0.23)	1.79	3.79	1.48	(0.10)
Total from investment operations	0.02	2.01	3.98	1.67	0.03

Less distributions:
From net investment income	(0.25)	(0.22)	(0.20)	(0.18)	(0.14)
Total distributions	(0.25)	(0.22)	(0.20)	(0.18)	(0.14)

Net asset value, end of year	$17.74	$17.97	$16.18	$12.40	$10.91

Total return	0.08%	12.38%	32.07%	15.31%	0.25%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$1,626	$1,715	$1,560	$1,243	$1,108
Operating expenses including reimbursement/fees paid indirectly	0.63%	0.67%	0.70%	0.69%	0.78%
Operating expenses excluding reimbursement/fees paid indirectly	0.63%[2]	0.67%	0.70%	0.69%	0.78%
Net investment income	1.37%	1.30%	1.31%	1.62%	1.17%
Portfolio turnover rate	6%	3%	2%	2%	9%

1	The selected per share data was calculated using the average shares outstanding method for the period.
2	The ratio of operating expenses excluding reimbursement/waiver excludes the effect of the fees paid indirectly. If this expense offset was included, the ratio would have been 0.63%.

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WILSHIRE MUTUAL FUNDS, INC.

LARGE COMPANY GROWTH PORTFOLIO
Investment Class Shares (DTLGX)
Institutional Class Shares (WLCGX)

LARGE COMPANY VALUE PORTFOLIO
Investment Class Shares (DTLVX)
Institutional Class Shares (WLCVX)

SMALL COMPANY GROWTH PORTFOLIO
Investment Class Shares (DTSGX)
Institutional Class Shares (WSMGX)

SMALL COMPANY VALUE PORTFOLIO
Investment Class Shares (DTSVX)
Institutional Class Shares (WSMVX)

WILSHIRE 5000 INDEXSM FUND
Investment Class Shares (WFIVX)
Institutional Class Shares (WINDX)

WILSHIRE INTERNATIONAL EQUITY FUND
Investment Class Shares (WLCTX)
Institutional Class Shares (WLTTX)

WILSHIRE INCOME OPPORTUNITIES FUND
Investment Class Shares (WIORX)
Institutional Class Shares (WIOPX)

STATEMENT OF ADDITIONAL INFORMATION

(http://advisor.wilshire.com)

May 1, 2016

This Statement of Additional Information (“SAI”) provides supplementary information for the investment portfolios of Wilshire Mutual Funds, Inc. (the “Company”): Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund (each a “Portfolio” and collectively the “Portfolios”).

This SAI is not a prospectus. This SAI should be read in conjunction with the prospectus for the Investment Class Shares and Institutional Class Shares of the Portfolios dated May 1, 2016 and is incorporated by reference in its entirety into the prospectus. The financial statements contained in the Portfolios’ annual report for the fiscal year ended December 31, 2015, are incorporated by reference into this SAI. You can obtain free copies of the prospectus and annual and semi-annual reports by contacting us at: Wilshire Mutual Funds, Inc., c/o DST Systems, P.O. Box 219512, Kansas City, MO 64121-9512, or calling 1-888-200-6796.

[WIL-SX-001-0700]

THE PORTFOLIOS	4
INVESTMENT POLICIES AND RISKS	4
DISCLOSURE OF PORTFOLIO HOLDINGS	42
INVESTMENT RESTRICTIONS	43
DIRECTORS AND OFFICERS	45
PRINCIPAL HOLDERS OF SECURITIES	52
INVESTMENT ADVISORY AND OTHER SERVICES	58
CODE OF ETHICS	89
PROXY VOTING POLICY AND PROCEDURES	89
PORTFOLIO TRANSACTIONS	90
NET ASSET VALUE	91
PURCHASE OF PORTFOLIO SHARES	92
REDEMPTION OF PORTFOLIO SHARES	93
SHAREHOLDER SERVICES	94
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES	94
OTHER INFORMATION	100
FINANCIAL STATEMENTS	102
APPENDIX A – PROXY VOTING POLICIES	A-1
APPENDIX B – DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS	B-1

THE PORTFOLIOS

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including the Investment Class Shares and Institutional Class Shares for each of the Portfolios. The Company also offers other classes of shares of the Wilshire 5000 IndexSM Fund (the “Index Fund”) in separate prospectuses and statements of additional information. Wilshire Associates Incorporated (“Wilshire”) is the investment adviser for the Portfolios. Cambiar Investors, LLC (“Cambiar”), DoubleLine® Capital LP (“DoubleLine”), Guggenheim Partners Investment Management, LLC (“Guggenheim”), Loomis Sayles & Company, L.P. (“Loomis Sayles”), Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”), NWQ Investment Management Company, LLC (“NWQ”), Pzena Investment Management, LLC (“Pzena”), Ranger Investment Management, L.P. (“Ranger”), Systematic Financial Management, L.P. (“Systematic”), Victory Capital Management Inc. (“Victory Capital”) and WCM Investment Management (“WCM” and together with DoubleLine, Guggenheim, Loomis Sayles, Los Angeles Capital, NWQ, Pzena, Ranger, Systematic, Cambiar and Victory Capital, the “Subadvisers”) each have entered into an agreement with Wilshire to serve as a subadviser to at least one of the Portfolios. Terms not defined in this SAI have the meanings assigned to them in the prospectus.

INVESTMENT POLICIES AND RISKS

This section should be read in conjunction with each Portfolio’s description in its prospectus and the Portfolio’s fundamental and non-fundamental investment policies.

General Risk Factors. The NAV of the Wilshire Income Opportunities Fund (the “Income Fund”) is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed-income instruments held by the Income Fund generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Income Fund, if applicable, are subject to greater interest rate risk. There is no assurance that the Income Fund will achieve its investment objective.

Management Risk. The Income Fund is subject to management risk because it is an actively managed investment portfolio. The subadvisers, as applicable, will apply investment techniques and risk analysis in making decisions for the Income Fund, but there can be no guarantee that these decisions will produce the desired results. Furthermore, active trading will increase the costs the Income Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Income Fund and as a result, may lower the Income Fund’s performance and have a negative tax impact. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the subadvisers in connection with managing the Income Fund and may also adversely affect the ability of the Income Fund to achieve its investment objectives.

Exchange-Traded Funds. Each Portfolio may purchase shares of exchange-traded funds (“ETFs”). An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Most ETFs are investment companies. Therefore, a Portfolio’s purchase of ETF shares generally are subject to the risks of the Portfolio’s investments in other investment companies, which are described below under the heading “Investment Companies.”

Repurchase Agreements. Each Portfolio may invest in repurchase agreements. A Portfolio will invest in repurchase agreements in accordance with its fundamental investment restrictions.

Repurchase agreements are agreements under which the Portfolio acquires ownership of an obligation (debt instrument or time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. If the seller of a repurchase agreement fails to repurchase this obligation in accordance with the terms of the agreement, the Portfolio will incur a loss to the extent that the proceeds on the sale are less than the repurchase price. Repurchase agreements usually involve U.S. government or federal agency securities and, as utilized by the Portfolio, include only those securities in which the Portfolio may otherwise invest. Repurchase agreements are for short periods, most often less than 30 days and usually less than one week. In entering into a repurchase agreement, a fund is exposed to the risk that the other party to the agreement may be unable to keep its commitment to repurchase. In that event, the Portfolio may incur disposition costs in connection with liquidating the collateral (i.e., the underlying security). Moreover, if bankruptcy proceedings are commenced with respect to the selling party, receipt of the value of the collateral may be delayed or substantially limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Portfolio believes that these risks are not material inasmuch as the applicable subadviser will evaluate the creditworthiness of all entities with which it proposes to enter into repurchase agreements, and will seek to assure that each such arrangement is adequately collateralized.

Lending Portfolio Securities. The Portfolios may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers. A Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.”

The Securities and Exchange Commission (the “SEC”) currently requires that the following lending conditions must be met: (1) a Portfolio must receive at least 100% collateral from the borrower (cash, U.S. government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) a Portfolio must be able to terminate the loan at any time; (4) a Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company’s Board of Directors (the “Board”) must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from a Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.

Reverse Repurchase Agreements and Other Borrowings. The Income Fund may be authorized to borrow money and may invest in reverse repurchase agreements. If the securities held by the Income Fund should decline in value while borrowings are outstanding, the net asset value of the Income Fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Income Fund’s securities. The Income Fund may borrow through reverse repurchase agreements under which a fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Reverse repurchase agreements involve the sale of money market or other securities held by the Income Fund with an agreement to repurchase the securities at an agreed upon price, date and interest payment. If it employs reverse repurchase agreements, the Income Fund will use the proceeds to purchase other money market securities and instruments eligible for purchase by the Income Fund either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At the time the Income Fund enters into a reverse repurchase agreement, it will segregate cash, cash equivalents or any other liquid asset, including equity securities and debt securities, having a value at least equal to the repurchase price. The Income Fund will generally utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transactions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Income Fund with the proceeds of the transaction may decline below the repurchase price of the securities that a fund is obligated to repurchase. The Income Fund will invest in reverse repurchase agreements in accordance with its fundamental investment restrictions and the limits of the 1940 Act. If the asset coverage for such borrowings falls below 300%, the Income Fund will reduce, within three days, the amount of its borrowings to provide for 300% asset coverage.

Leverage. The Income Fund may use leverage. Leveraging the Income Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of the Income Fund’s shares and in the yield on the Income Fund’s portfolio. Although the principal of such borrowings will be fixed, the Income Fund’s assets may change in value during the time the borrowing is outstanding. Since any decline in value of the Income Fund’s investments will be borne entirely by the Income Fund’s shareholders (and not by those persons providing the leverage to the Income Fund), the effect of leverage in a declining market would be a greater decrease in NAV than if the Income Fund were not so leveraged. Leveraging will create interest and other expenses for the Income Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest the Income Fund will have to pay, the Income Fund’s investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Income Fund will be less than if leveraging were not used. Under the 1940 Act, the Income Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Income Fund’s holdings may be disadvantageous from an investment standpoint. The Income Fund’s policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Income Fund’s policies.

High-Yield (High-Risk) Securities. High- yield (high-risk) securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as “C” by Moody’s, S&P or by Fitch Ratings Ltd. (“Fitch”); (ii) commercial paper rated as low as “C” by S&P, “Not Prime” by Moody’s, or “Fitch 4” by Fitch; and (iii) unrated debt obligations of comparable quality. Lower- quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower- quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower- quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher- rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower- quality and comparable unrated securities may experience financial stress and may not have sufficient funds to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Income Fund’s net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly, so will the Income Fund’s net asset value. If the Income Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities in the marketplace (discussed below in “Liquidity and Valuation”), the Income Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Income Fund to sell the more liquid portion of its portfolio.

Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Income Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for the Income Fund.

Credit Ratings. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower- quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Investments in lower-quality and comparable unrated obligations may be more dependent on a subadviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The subadvisers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The subadvisers continually monitor the investments in the Income Fund portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation. The Income Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Income Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Income Fund’s net asset value and ability to dispose of particular securities, when necessary to meet the Income Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Income Fund to obtain accurate market quotations for purposes of valuing the Income Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

Restricted Securities. The Income Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the 1933 Act. Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to the Income Fund’s limitation on illiquid securities.

Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by the Income Fund. The Income Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Income Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. A qualified institutional investor is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934, as amended (“1934 Act”), acting for its own account or the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional investor, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional investor.

The subadvisers are authorized to make liquidity determinations pursuant to procedures adopted by the Board of Directors. In making the determination regarding the liquidity of restricted securities, a subadviser will consider the trading markets for the specific security taking into account the unregistered nature of a restricted security. In addition, a subadviser may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in restricted securities could have the effect of increasing the amount of the Income Fund’s assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

The Income Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S. The Income Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Income Fund to dispose of such securities at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Income Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Income Fund might obtain a less favorable price than prevailing when it decided to sell.

Warrants and Rights. The Income Fund may invest in warrants. The International Fund may invest in warrants and rights. The Wilshire 5000 IndexSM Fund may invest up to 5% of its assets in warrants and rights. Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time. While warrants may be traded, there is often no secondary market for them. Moreover, they are usually issued by the issuer of the security to which they relate. The Income Fund will invest in publicly traded warrants only. Warrants do not have any inherent value. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and the Fund’s investment in them will be lost. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

Convertible Preferred Stocks and Debt Securities. The Income Fund and the Wilshire International Equity Fund may invest in convertible preferred stock and debt securities. The Wilshire 5000 IndexSM Fund may invest up to 5% of its assets in convertible securities when it appears to Los Angeles Capital that it may not be prudent to be fully invested in common stocks. Certain preferred stocks and debt securities include conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

Preferred Equity Redemption Cumulative Stock. The Income Fund may invest in preferred equity redemption cumulative stock. Preferred equity redemption cumulative stock (“PERCS”) is a form of convertible preferred stock which automatically converts into shares of common stock on a predetermined conversion date. PERCS pays a fixed annual dividend rate which is higher than the annual dividend rate of the issuing company’s common stock. However, the terms of PERCS limit an investor’s ability to participate in the appreciation of the common stock (usually capped at approximately 40%). Predetermined redemption dates and prices set by the company upon the issuance of the securities provide the mechanism for limiting the price appreciation of PERCS.

Preferred Stock. The Index Fund may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or noncumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Adjustable Rate Mortgage Securities. The Income Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities (“ARMs”) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

Types of Credit Enhancement. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, these securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Income Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security. Certain types of structured products may also have structural features, including diversions of cash flow, waterfalls, over-collateralization and other performance tests, and triggers, that may provide credit protection.

Foreign Securities. The Income Fund may invest in foreign securities. Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Income Fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of prices can be greater than in the United States. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although the Income Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Income Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Income Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Each Portfolio may invest in securities of foreign issuers that trade on U.S. exchanges. These investments may include American Depositary Receipts (“ADRs”). The Portfolio may invest in securities of foreign issuers that trade on U.S. exchanges. These investments may include American Depositary Receipts (“ADRs”). ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company’s securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S.

dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of each Portfolio’s investment policies, ADRs, EDRs and GDRs usually are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Depositary receipts are issued through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

Emerging Markets Securities. The Income Fund may invest in emerging markets securities. Emerging markets securities are fixed income and equity securities of foreign companies domiciled, headquartered, or whose primary business activities or principal trading markets are located in emerging and less developed markets (“emerging markets”). Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency. Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The Income Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Income Fund of any restrictions on investments. Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Income Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Income Fund assets should any of those conditions recur. In addition, the securities laws of emerging market countries may be less developed than those to which U.S. issuers are subject.

Brady Bonds. The Income Fund may invest in “Brady Bonds,” which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

Forward Foreign Currency Exchange Contracts. The Income Fund may invest in foreign currencies. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of fund securities but rather allow a fund to establish a rate of exchange for a future point in time. The Income Fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the “Euro” used by certain European Countries) relative to the U.S. dollar in connection with specific fund transactions or with respect to Income Fund positions.

Dollar Roll Transactions. The Income Fund may engage in dollar roll transactions, which consist of the sale by the Income Fund to a bank or broker/dealer (the “counterparty”) of the Government National Mortgage Association (“GNMA”) certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Income Fund receives a fee from the counterparty as consideration for entering into a commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Income Fund agrees to buy a security on a future date. The security sold by the Income Fund that is subject to repurchase at such future date may not be an existing security in the Income Fund’s holdings. As part of a dollar roll transaction, this is not considered to be a short sale event.

The Income Fund will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transaction. The Income Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of the Income Fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Income Fund. For example, while the Income Fund receives a fee as consideration for agreeing to repurchase the security, the Income Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Income Fund, thereby effectively charging the Income Fund interest on its borrowing. Further, although the Income Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Income Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Income Fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Income Fund is able to purchase them. Similarly, the Income Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Income Fund, the security that is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Income Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Strategic Transactions and Derivatives. The Income Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Income Fund’s portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Income Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Income Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Income Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Income Fund to utilize these Strategic Transactions successfully will depend on the subadviser’s ability to predict pertinent market movements, which cannot be assured. The Income Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Income Fund may use Strategic Transactions for non-hedging purposes to enhance potential gain.

Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent a subadviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Income Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Income Fund can realize on its investments or cause the Income Fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Income Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Income Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

In addition to the instruments and strategies discussed in this section, a subadviser may discover additional opportunities in connection with derivatives, strategic transactions and other similar or related techniques. These new opportunities may become available as a subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivatives, strategic transactions and other techniques are developed. A subadviser may utilize these opportunities and techniques to the extent that they are consistent with the Income Fund’s respective investment objective and investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from, or in addition to, those summarized herein.

This discussion is not intended to limit the Income Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Income Fund as broadly as possible. Statements concerning what the Income Fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that the Income Fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Derivatives. Each Portfolio may invest, to a limited extent, in “derivatives.” These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Portfolios may use are currently comprised of stock index futures and options. The Portfolios may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for a Portfolio to invest than “traditional” securities.

Although the Index Fund does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of a Portfolio’s net assets would be invested in derivatives.

Derivatives permit a Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as a Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and a Portfolio as a whole. Under certain market conditions, they can increase the volatility of a Portfolio’s net asset value (“NAV”), decrease the liquidity of a Portfolio’s investments and make more difficult the accurate pricing of a Portfolio’s shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio’s performance. If a Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower a Portfolio’s return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if a Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, a Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, a Portfolio may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, a Subadviser will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Other Derivatives. A Portfolio may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Company will provide appropriate disclosure in its prospectus or SAI.

General Characteristics of Options. The Portfolios may invest in options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund, the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Portfolio’s purchase of a call option, on a security, financial future, index, currency or other instrument might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American-style put or call option may be exercised at any time during the option period thereto. The Portfolio may purchase and sell exchange-listed options and over-the-counter options (“OTC options”). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the underlying instrument.

The Portfolio’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options for a particular class or series of options, in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contracts to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolios expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolio fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the subadviser or adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The staff of the SEC currently takes the position that OTC options purchased by the Portfolio, and portfolio securities “covering” the amount of the Portfolio’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are illiquid, and may be subject to the Portfolio’s, limitation on investing in illiquid securities. If the Portfolio exceeds the limits specified above, the Portfolio will take prompt steps to reduce its holdings in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Portfolio’s income. The sale of put options can also provide income. A Portfolio may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities, indices, currencies and futures contracts. All calls sold by the Portfolio must be “covered” (i.e., the Portfolio, must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Portfolio will receive the option premium to help protect it against loss, a call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Portfolio will sell put options in accordance with the 1940 Act. In selling put options, there is a risk that the Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

When a Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of sale, the mean between the last bid and asked price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both;

trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

General Characteristics of Futures. The Portfolios may enter into financial futures contracts or purchase or sell put and call options on such futures primarily as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. The Portfolios may also engage in futures for speculative purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.

The sale of a futures contract creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Potfolio’s use of financial futures and options thereon will be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to each Portfolio. If the Portfolios are no longer able to claim the exclusion, Wilshire would be required to register as a “commodity pool operator” on behalf of each Portfolio and the Portfolio and Wilshire would be subject to regulation under the Commodity Exchange Act.

Options on Securities Indices and Other Financial Indices. The Portfolios’ also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Synthetic Investment Risk. The Income Fund may be exposed to certain additional risks should a subadviser use derivatives transactions as a means to synthetically implement the Income Fund’s investment strategies. Customized derivative instruments will likely be highly illiquid, and it is possible that the Income Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Income Fund’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment a subadviser is seeking to replicate. There can be no assurance that a subadviser’s judgments regarding the correlation of any particular synthetic investment will be correct. The Income Fund may be exposed to certain additional risks associated with derivatives transactions should a subadviser use derivatives as a means to synthetically implement the Income Fund’s investment strategies. The Income Fund would be subject to counterparty risk in connection with such transactions. If the Income Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Income Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Income Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Income Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events, such as a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Income Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Currency Transactions. In general, the Income Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. The Income Fund, however, can invest up to the 1940 Act limits of its assets in such transactions for non-hedging purposes. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

Except as noted above, the Income Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Income Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Income Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Income Fund has or in which the Income Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Income Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Income Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Income Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Income Fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Income Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present, or may not be present during the particular time that the Income Fund is engaging in proxy hedging. If the Income Fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to the Income Fund if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of currency futures contracts for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on options on currency futures is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Combined Transactions. The Income Fund may enter into multiple transactions, which may include multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of a subadviser, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on a subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Income Fund may enter are interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors and collars. The Income Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Income Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Income Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specific index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values

The Income Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good-faith hedging purposes, the subadviser, the Income Fund believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to the 1940 Act’s borrowing restrictions. The Income Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by a subadviser. If there is a default by the Counterparty, the Income Fund may have contractual remedies pursuant to the agreements related to the transaction.

Hybrid Instruments. The Income Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (“underlying benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid instrument could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrid instruments also exposes the Income Fund to the credit risk of the issuer of the hybrid instruments. These risks may cause significant fluctuations in the NAV of the Income Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Income Fund would only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Income Fund’s investments in these products may be subject to limits applicable to investments in investment companies and other restrictions contained in the 1940 Act.

Risk Linked Securities (“RLS”). Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event. Insurance companies securitize this risk to transfer the truly catastrophic part of the risk exposure to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but would involve full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. RLS typically have relatively high yields compared with similarly rated fixed-income securities, and also have low correlation with the returns of traditional securities. Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and non-natural events (such as aerospace and shipping catastrophes). Although property-casualty RLS have been in existence for over a decade, significant developments have started to occur in securitizations done by life insurance companies. In general, life insurance industry securitizations could fall into a number of categories. Some are driven primarily by the desire to transfer risk to the capital markets, such as the transfer of extreme mortality risk (mortality bonds). Others, while also including the element of risk transfer, are driven by other considerations. For example, a securitization could be undertaken to relieve the capital strain on life insurance companies caused by the regulatory requirements of establishing very conservative reserves for some types of products. Another example is the securitization of the stream of future cash flows from a particular block of business, including the securitization of embedded values of life insurance business or securitization for the purpose of funding acquisition costs.

Spread Transactions. The Income Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Income Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Income Fund does not own, but which is used as a benchmark. The risk to the Income Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Income Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Derivatives Regulatory. The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including the Income Fund, the subadvisers and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on the Income Fund and its investment strategies is not yet fully ascertainable.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law in July 2010. The Dodd-Frank Act is still changing radically the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Income Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the Commodities Futures Trading Commission (“CFTC”) to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivative transactions. The CFTC and SEC finalized the definition of “swap” and “security-based swap.” These definitions provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act also include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for and exchange trading of many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd- Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Income Fund. However, swap dealers, major market participants and swap counterparties are experiencing additional regulations, requirements, compliance burdens and associated costs. The new law and the rules may negatively impact the Income Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the Income Fund or its counterparties may impact the Income Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the Income Fund, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of the Income Fund’s investments and cost of doing business, which would adversely affect investors.

In December 2015, the SEC proposed a new exemptive rule that would regulate the use of derivatives and other transactions by investment companies registered under the 1940 Act, such as the Income Fund. The outcome and effect of this proposal cannot be predicted accurately. If the proposed rule is adopted, it could impact the Income Fund’s ability to invest or remain invested in derivatives and achieve their respective investment objectives. The subadvisers continue to evaluate the potential impact of the new governmental regulation on the Income Fund and may have to make changes to the Income Fund’s investment strategy in the future.

A notice has been filed, with the National Futures Association, claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under Rule 4.5 of the Commodity Exchange Act, as amended (the “CEA”), with respect to the Income Fund’s operation. Accordingly, the Income Fund and the Subadvisers are not subject to registration or regulation as a commodity pool or CPO. Changes to the Income Fund’s investment strategies or investments may cause the Income Fund to lose the benefits of the exclusion under Rule 4.5 and may trigger additional CFTC regulation. If the Income Fund becomes subject to CFTC regulation, the Income Fund may incur additional expenses.

Eurodollar Instruments. The Income Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowing. The Income Fund may use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Euro Risk. The Income Fund may invest in securities issued by companies operating in Europe. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Income Fund may be subject to greater risk of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Income Fund is not invested may adversely affect the security values and thus the fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the EURO, is exercised by the European Central Bank. Furthermore, the European sovereign debt crisis has had, and continues to have, a significant negative impact on the economies of certain European countries and their future economic outlooks.

Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign, political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Income Fund segregate liquid, high-grade assets to the extent Income Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Income Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Income Fund will require the Income Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Income Fund on an index will require the Income Fund to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Income Fund requires the Income Fund to segregate liquid high-grade assets equal to the exercise price.

Except when the Income Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency which requires no segregation, a currency contract which obligates the Income Fund to buy or sell currency will generally require the Income Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Income Fund’s obligations or to segregate liquid high-grade assets equal to the amount of the Income Fund’s obligation.

OTC options entered into by the Income Fund including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Income Fund sells these instruments, it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non- cash-settled put, the same as an OCC- guaranteed listed option sold by a fund or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange listed options sold by a fund, other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Income Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Income Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Income Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Income Fund’s net obligations, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Income Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligations in related options and Strategic Transactions. For example, the Income Fund could purchase a put option if the strike price of that option is the same as or higher than the strike price of a put option sold by the Income Fund. Moreover, instead of segregating assets if the Income Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

The Income Fund’s activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. (See “Tax Matters” section).

Notwithstanding the language above, the Income Fund may segregate cash, cash equivalents or any other liquid asset, including equity securities and debt securities (i.e., not just cash or high grade securities).

Guaranteed Investment Contracts (“GICs”). The Income Fund may invest in GICs. When investing in GICs, the Income Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because the Income Fund may not receive the principal amount of a GIC from the insurance company on 7 days’ notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs generally will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Variable and Floating Rate Instruments. The Income Fund may invest in variable and floating rate instruments. With respect to purchasable variable and floating rate instruments, a subadviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Income Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Income Fund is not entitled to exercise its demand rights, and the Income Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted Income Fund maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Income Fund may purchase bank obligations, such as certificates of deposit, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of the Income Fund’s investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Money Market Instruments. Each Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. A Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Portfolios will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Portfolios may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates. With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Mortgage-Backed Securities. The Income Fund may invest in mortgage- backed securities. Mortgage-backed securities represent interests in pools of mortgage loans made by lenders such as commercial banks and savings and loan institutions. Pools of mortgage loans are assembled for sale to investors by various government-related organizations. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue.

Mortgage-backed securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA-guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government- sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. The U.S. Treasury also pledged to make additional capital contributions as needed to help ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. FNMA and FHLMC continue to rely on the support of the U.S. Treasury to continue operations, and it is not known when the conservatorships will be terminated or what changes will be made to their operations following the conservatorships.

Mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed pool; however, statistics published by the Federal Housing Authority indicate that the average life of mortgages with 25- to 30-year maturities (the type of mortgages backing the vast majority of mortgage-backed securities) is approximately 12 years. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (“Mortgage Assets”). Multiclass pass-through securities are equity interests held in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the capital to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including depositary institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual class than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow to a particular CMO the lower the anticipated yield will be on that class at the time of issuance relative to prevailing market yields on mortgage-backed securities.

The Income Fund may invest in CMOs, including but not limited to, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Asset-Backed Securities. The Income Fund may also invest in “asset-backed securities,” which are securities that represent an interest in a pool of assets. These include secured debt instruments collateralized by automobile loans, credit card loans, home equity loans, manufactured housing loans, syndicated bank loans, and other types of debt providing the source of both principal and interest. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. The credit quality of an asset-backed security depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. Asset-backed securities (“ABS”) are subject to risks similar to those discussed above with respect to mortgage-backed securities (“MBS”).

Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”). Since installment sales contracts for motor vehicles or installment loans related thereto (“Automobile Contracts”) typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner’s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”). Credit balances on revolving credit card agreements (“Accounts”) are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder, and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset-backed securities, Accounts are unsecured obligations of the cardholder.

Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes (See “Types of Credit Support”). Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future.

Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset- backed securities with credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have “reserve portfolios” (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been “over collateralized” (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

Structured Notes. The Income Fund may invest in structured notes. Structured notes are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Income Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date. Structured notes are typically privately negotiated transactions between two or more parties. The Income Fund bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes. If one of the underlying corporate credit instruments defaults, the Income Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Income Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security. The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.

Credit-Linked Notes. The Income Fund may invest in credit-linked notes. Credit-linked notes are a type of structured note. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Income Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.

Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Income Fund may receive the security that has defaulted, and the Income Fund’s principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Income Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Income Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Collateralized Debt Obligations (“CDOs”). The Income Fund may invest in CDOs. A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). CLOs normally charge management fees and administrative expenses, which are in addition to those of the Income Fund.

The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Income Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Income Fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Income Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Corporate Bonds. The Income Fund may invest in corporate bonds. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Distressed Company Risk. The Income Fund may invest in securities of distressed companies that may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Income Fund’s ability to sell these securities (liquidity risk). If the issuer of a debt security is in default with respect to interest or principal payments, the Income Fund may lose its entire investment.

U.S. Government Obligations. Each Portfolio may invest in U.S. government obligations. U.S. government obligations are direct obligations of the U.S. government and are supported by the full faith and credit of the U.S. government. U.S. government agency securities are issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. Some of these securities are backed by the full faith and credit of the U.S. government; others are backed by the agency’s right to borrow a specified amount from the U.S. Treasury; and still others, while not guaranteed directly or indirectly by the U.S. government, are backed with collateral in the form of cash, Treasury securities or debt instruments that the lending institution has acquired through its lending activities. Examples of the types of U.S. government obligations which the Income Fund may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export- Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank of Reconstruction and Development (the “World Bank”), the Asian-American Development Bank and the Inter-American Development Bank.

Short-Term Instruments. When the Income Fund experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Income Fund’s investment objectives are unavailable in sufficient quantities or at attractive prices, the Income Fund may hold short-term investments for a limited time at the discretion of the subadvisers. Short-term instruments consist of: (1) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (2) other short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (5) repurchase agreements.

Supranational Organization Obligations. The Income Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

Municipal Securities. The Income Fund may invest in municipal securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). The Income Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of the Income Fund’s shares to be exempt from state and local taxes of the designated state. The Income Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Income Fund’s subadviser believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax- Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law.

The Income Fund cannot guarantee the accuracy of any opinion issued by bond counsel regarding the tax-exempt status of a Municipal Bond. Furthermore, there can be no guarantee that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. The value of Municipal Bonds may also be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. State legislatures may also introduce proposals that would affect the state tax treatment of the Income Fund’s distributions. If such proposals were enacted, the availability of Municipal Bonds and the value of the Income Fund’s holdings would be affected, and the investment objectives and policies of the Income Fund would likely be re-evaluated.

Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy.

The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect the Income Fund’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.

The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event of bankruptcy. Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by the Income Fund.

The Income Fund may also invest in taxable municipal bonds that do not qualify for federal support. Taxable municipal bonds are municipal bonds in which interest paid to the bondholder does not qualify as tax-exempt for federal tax purposes because of the use to which the bond proceeds are put by the municipal borrower. Although taxable municipal bonds are subject to federal taxation, they may not be subject to taxation by the state in which the municipal issuer is located.

Municipal Bond Insurance. The Income Fund may purchase a Municipal Bond that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either: (i) the issuer at the time the Municipal Bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance). Both of these types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.

Even if a Municipal Bond is insured, it is still subject to market fluctuations, which can result in fluctuations in the Income Fund’s share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.

Some of the Municipal Bonds outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating. As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. If the Municipal Bond is not otherwise rated, the ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that Municipal Bond insurers will meet their claims. A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Income Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate. In selecting put bonds, the Subadvisers, as applicable, take into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond’s rating is downgraded. Put bonds often pay a variable or floating rate of interest and therefore are subject to many of the same risks associated with investing in floating rate instruments, as described below under “Variable and Floating Rate Instruments.”

Real Estate Securities. The Income Fund may invest in equity securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”) and companies with substantial real estate investments, and therefore, the Income Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; declines in rental income; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market); overbuilding; increases in competition, property taxes and operating expenses; changes in building, environmental, zoning and other laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, terrorist acts or other natural disasters; limitations on and variations in rents; and changes in interest rates. The value of real estate securities are also subject to the management skill, insurance coverage and creditworthiness of their issuer. Because many real estate projects are dependent upon financing, rising interest rates, which increase the costs of obtaining financing, may cause the value of real estate securities to decline. Real estate income and values may be greatly affected by demographic trends, such as population shirts or changing tastes and values.

The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both direct ownership interests and mortgage interests in real estate.

In addition to the risks affecting real estate securities generally, REITs are also subject to additional risks. REITs may invest in a limited number of properties, a narrow geographic area or a single type of property, which may increase the risk that the Income Fund could be adversely affected by the poor performance of a single investment or type of investment. REITs have their own expenses, and as a result, the Income Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Income Fund, including significantly reducing return to the Income Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REIT equity securities may require the Income Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Income Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Income Fund’s investments in REIT equity securities may at other times result in the Income Fund’s receipt of cash in excess of the REIT’s earnings; if the Income Fund distributes such amounts, such distribution could constitute a return of capital to Income Fund shareholders for federal income tax purposes. Dividends received by the Income Fund from a REIT generally will not constitute qualified dividend income. REITs often do not provide complete tax information to the Income Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Income Fund to request permission to extend the deadline for issuance of Forms 1099-DIV.

Impact of Large Redemptions and Purchases of Portfolio Shares. From time to time, shareholders of a Portfolio (which may include affiliated registered investment companies that invest in a Portfolio) may make relatively large redemptions or purchases of Portfolio shares. These transactions may cause a Portfolio to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Portfolio’s performance to the extent that the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Portfolio’s expense ratio and adversely affect a Portfolio’s performance.

Short Sales. The Income Fund may make short sales “against the box,” in which the Income Fund enters into a short sale of a security it owns or has the right to obtain at no additional cost. The Income Fund may also make short sales of securities the Income Fund does not own. If the Income Fund makes a short sale, the Income Fund does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Income Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Income Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Income Fund is said to have a “short position” in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.

The Income Fund may make short sales that are not “against the box.” Short sales by the Income Fund that are not made “against the box” create opportunities to increase the Income Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Income Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Income Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Income Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Income Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Income Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

The Income Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the subadvisers believes that the price of a security may decline, causing a decline in the value of a security owned by the Income Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Income Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Income Fund owns, either directly or indirectly, and, in the case where the Income Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. The Income Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Income Fund, because the Income Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

While the short sale is outstanding the Income Fund will be required to pledge a portion of its assets to the broker as collateral for the obligation to deliver the security to the broker at the close of the transaction. The broker will also hold the proceeds of the short sale until the close of the transaction. The Income Fund is often obligated to pay over interest and dividends on the borrowed security to the broker.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act unless the sale is “against the box” and the securities sold short (or securities convertible into or exchangeable for such securities) are segregated or unless the Income Fund’s obligation to deliver the securities sold short is “covered” by earmarking or segregating cash, U.S. government securities or other liquid assets in an amount equal to the difference between the market value of the securities sold short and any collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the short sale proceeds, cash, U.S. government securities or other liquid assets deposited with the broker and earmarked or segregated on its books or with the Income Fund’s custodian may not at any time be less than the market value of the securities sold short. The Income Fund will comply with these requirements. The Income Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.

Commercial Paper. The Income Fund may purchase commercial paper rated (at the time of purchase) A 1 by S&P or Prime 1 by Moody’s or, when deemed advisable by the Income Fund’s adviser or subadviser, “high quality” issues rated A 2 or Prime 2 by S&P or Moody’s, respectively. These ratings are described in Appendix B. The Income Fund may also purchase lower-rated, or unrated, commercial paper.

Commercial paper purchasable by the Income Fund includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and is frequently sold (and resold) to institutional investors such as the Income Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.

Commercial Paper and Other Short-term Corporate Obligations. Each Portfolio, except for the Income Fund which is described above, may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s Investors Service, Inc. or AA- by Standard & Poor’s Ratings Group or Fitch Ratings; or (c) if unrated, determined by Wilshire or the Subadvisers to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit a Portfolio to invest at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Wilshire and the Subadvisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Asset-Backed Commercial Paper. The Income Fund may purchase asset-backed commercial paper. Asset-backed commercial paper is commercial paper collateralized by other financial assets. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.

Investment Grade Debt Obligations. The Income Fund may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., Baa by Moody’s or BBB by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix B to this SAI for a description of applicable securities ratings.

When-Issued Purchase and Forward Commitments. The Income Fund may enter into “when- issued” and “forward” commitments, including TBA purchase commitments, to purchase or sell securities at a fixed price at a future date. When the Income Fund agrees to purchase securities on this basis, liquid assets equal to the amount of the commitment will be set aside in a separate account. Normally Income Fund securities to satisfy a purchase commitment will be set aside, and in such a case the Income Fund, may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Income Fund’s commitments. It may be expected that the market value of the Income Fund’s net assets will fluctuate to a greater degree when it sets aside fund securities to cover such purchase commitments than when it sets aside cash.

If deemed advisable as a matter of investment strategy, the Income Fund may dispose of or renegotiate a commitment after it has been entered into and may sell securities it has committed to purchase before those securities are delivered to the fund on the settlement date. In these cases, a fund may realize a taxable capital gain or loss. When the Income Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Income Fund starting on the day the Income Fund agrees to purchase the securities. The Income Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Investment Companies. In connection with the management of its daily cash position, the Income Fund may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. As a shareholder of another investment company, the Income Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Income Fund bears directly in connection with its own operations.

Rule 12d1-1, under the 1940 Act, permits a fund to invest an unlimited amount of its uninvested cash in a money market fund so long as such investment is consistent with the Income Fund investment objectives and policies. As a shareholder in an investment company, the Income Fund, would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Shares of Other Investment Vehicles. Subject to the requirements of the 1940 Act and the Income Fund’s investment limitations, the Income Fund may invest in shares of other investment companies or other investment vehicles, which may include, without limitation, among others, mutual funds, closed-end funds and ETFs such as index-based investments and private or foreign investment funds. The Income Fund may also invest in investment vehicles that are not subject to regulation as registered investment companies. Additionally, such other investment companies or other investment vehicles may be managed by a subadviser or its affiliate.

The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

To the extent the Income Fund invests in other investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees). In addition, the Income Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

Loans Generally. The Income Fund may invest in fixed and floating rate loans. Loans may include syndicated bank loans, senior floating rate loans (“senior loans”), secured and unsecured loans, second lien or more junior loans (“junior loans”), bridge loans, unfunded commitments, PIK and toggle loans, and other floating rate loans. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“borrowers”) and one or more financial institutions and other lenders (“lenders”). A loan in which the Income Fund may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be syndicated. The syndicate of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. Typically, the agent bank administers the loan on behalf of all the lenders.

This lender is referred to as the agent bank. The agent bank is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the syndicated bank loan and the rights of the borrower and the lenders. The agent bank also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. In addition, an institution, typically, but not always the agent bank, holds any collateral on behalf of the lenders.

Generally, the Income Fund may invest in a loan in one of two ways. It may purchase a participation interest, or it may purchase an assignment. Participation interests are interests issued by a lender, which represent a fractional interest in a loan. The Income Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, the Income Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. If the Income Fund purchases an assignment from a lender, the Income Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if the Income Fund purchases a participation interest either from a lender or a participant, the Income Fund typically will have established a direct contractual relationship with the seller/issuer of the participation interest, but not with the borrower. Consequently, the Income Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Income Fund, in addition to the usual credit risk of the borrower. Therefore, when the Income Fund invests in syndicated bank loans through the purchase of participation interests, the subadviser must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Income Fund and a borrower.

Purchases of syndicated bank loans in the market may take place at, above, or below the par value of a syndicated bank loan. Purchases above par will effectively reduce the amount of interest being received by the Income Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Income Fund through the amortization of the purchase price discount. The Income Fund may be able to invest in syndicated bank loans only through participation interests or assignments at certain times when reduced direct investment opportunities in syndicated bank loans may exist.

A loan may be secured by collateral that, at the time of origination, has a fair market value at least equal to the amount of such loan. The subadviser generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Income Fund’s investment. Also, collateral may be difficult to sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Income Fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including working capital assets or intangible assets. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.

In the process of buying, selling and holding loans, the Income Fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility fees, commitment fees and commissions. When the Income Fund buys or sells a loan it may pay a fee.

Loans are subject to the risks associated with other debt obligations, including: interest rate risk, credit risk, market risk, liquidity risk, counterparty risk and risks associated with high yield securities. Many loans in which the Income Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. The Income Fund will make an investment in a loan only after the subadviser determines that the investment is suitable for the Income Fund based on an independent credit analysis. Generally, this means that the subadviser has determined that the likelihood that the borrower will meet its obligations is acceptable.

Additional Information About Senior Bank Loans (“Senior Loans”). The Income Fund may invest in Senior Loans. The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade income securities, although Senior Loans are typically senior and secured in contrast to subordinated and unsecured income securities. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other lower grade income securities, which may have fixed interest rates.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Income Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Income Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Income Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Additional Information About Second Lien Loans. The Income Fund may invest in second lien loans. Second lien loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, second lien loans are second in right of payment to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

Additional Information About Subordinated Secured Loans. The Income Fund may invest in subordinated secured loans. Subordinated secured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the borrower. Subordinated secured loans are expected to have greater price volatility than Senior Loans and second lien loans and may be less liquid.

Additional Information About Unsecured Loans. The Income Fund may invest in unsecured loans. Unsecured loans generally are subject to similar risks as those associated with investment in Senior Loans, second lien loans, subordinated secured loans and below investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, second lien loans and subordinated secured loans and may be less liquid.

Debtor In Possession Loan Risks. DIP financings are subject to additional risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and must be approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Income Fund’s only recourse will be against the property securing the DIP financing.

Mortgage Backed Securities (“MBS”) Risks. The Income Fund may invest in MBS. MBS represent an interest in a pool of mortgages. MBS are subject to certain risks: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. In addition, the Income Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Income Fund to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. The Income Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages. Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Income Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that the Income Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Income Fund’s principal investment to the extent of premium paid. MBS generally are classified as either CMBS or RMBS, each of which are subject to certain specific risks.

Commercial Mortgage-Backed Securities (“CMBS”) Risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single family MBS. CMBS are subject to particular risks. CMBS lack of standardized terms, have shorter maturities than residential mortgage loans and provide for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Residential Mortgage-Backed Securities (“RMBS”) Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Stripped MBS Risk. Stripped MBS may be subject to additional risks. One type of stripped MBS pays to one class all of the interest from the mortgage assets (the interest only or IO class), while the other class will receive all of the principal (the principal only or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Income Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Income Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

Sub-Prime Mortgage Market Risk. The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and MBS. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and MBS and increased investor yield requirements caused limited liquidity in the secondary market for certain MBS, which can adversely affect the market value of MBS. It is possible that such limited liquidity in such secondary markets could continue or worsen. If the economy of the United States deteriorates further, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any MBS owned by the Income Fund.

Any increase in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers who have adjustable rate mortgages. Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the RMBS.

The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment of numerous pieces of legislation relating to the mortgage and housing markets. These actions, along with future legislation or regulation, may have significant impacts on the mortgage market generally and may result in a reduction of available transactional opportunities for the Income Fund or an increase in the cost associated with such transactions and may adversely impact the value of RMBS.

During the mortgage crisis, a number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, experienced serious financial difficulties. Such difficulties may affect the performance of non-agency RMBS and CMBS. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.

Cyber Security Risk. Investment companies such as each Portfolio and its service providers may be prone to operational and information security risks resulting from cyber -attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting the Portfolio or its adviser, subadvisers, custodian, transfer agent and other third party service providers may adversely impact the Income Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Income Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Portfolio to regulatory fines or financial losses, and cause reputational damage. The Portfolio may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Portfolio may invest, which could result in materials adverse consequences for such issuers, and may cause the Portfolio’s investment in such portfolio companies to lose value.

Legislation and Regulation Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect the each Portfolio or its counterparties. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Income Fund invests may also be affected by the new legislation and regulation in ways that are currently unknown and unforeseeable.

Zero Coupon and Payment-In-Kind Securities. Each Portfolio, except the Index Fund, may invest in zero coupon U.S. Treasury securities. Each such Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically. In addition, zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.

When held to maturity, the entire income from zero coupon securities, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities, which are convertible into common stock, offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury and U.S. Treasury bonds or notes and their un-accrued interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Income Fund, most likely will be deemed the beneficial holder of the underlying U.S. government securities.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Income Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

A portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in the Income Fund’s taxable income. Accordingly, for the Income Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Income Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Income Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Income Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result.

Portfolio Turnover. The International Fund experienced higher than normal portfolio turnover during 2014 due to the addition of a new subadviser.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Dissemination of Portfolio Information Policy (the “Policy”) regarding the disclosure by Wilshire and the Subadvisers of information about the portfolio holdings and characteristics of each Portfolio. Pursuant to the Policy, such information may be made available to the general public by posting on the Company’s website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company’s administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Board; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company’s internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Portfolio assets and to minimize impact on remaining Portfolio shareholders; or (h) as approved by the Chief Compliance Officer of the Company (the “CCO”). Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

The Company, Wilshire and/or the Subadvisers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company’s administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company’s portfolio holdings information is provided daily on a real-time basis; (ii) MSCI Institutional Shareholder Services (“ISS”) and Investor Responsibility Research Center, Inc., pursuant to proxy voting agreements under which the portfolio holdings information of certain Portfolios is provided daily, on a real-time basis; and (iii) the Company’s independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the Subadvisers or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Portfolio shareholders and those of the Company, Wilshire, the Company’s principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Company’s shareholders, and will report such determination to the Board at the end of the quarter in which such determination was made.

INVESTMENT RESTRICTIONS

The investment restrictions described below, along with each Portfolio’s investment objective, are fundamental policies of each Portfolio, except the Income Fund, and cannot be changed without the approval of a majority of the Portfolio’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in a Portfolio’s total assets will not result in a violation of the percentage limitations, with the exception of the limitation on borrowing. No Portfolio, except for the Income Fund, may:

1.

Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2.

Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but a Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3.

Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of a Portfolio’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of a Portfolio’s total assets, the

Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4.

Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

5.

Act as an underwriter of securities of other issuers, except to the extent a Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6.

Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7.

Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of a Portfolio’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8.	With respect to 75% of a Portfolio’s assets, hold more than 10% of the outstanding voting securities of any single issuer.

9.

Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

With respect to the investment restriction on borrowing, in the event that asset coverage falls below 33 1/3% of its total assets, a Portfolio, except for the Income Fund, shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 33 1/3% of its total assets.

All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 1 above.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company’s Board. No Portfolio, except for the Income Fund, may:

1.

Invest in the securities of a company for the purpose of exercising management or control, but a Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2.

Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of a Portfolio’s net assets would be so invested.

3.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

In addition, as a non-fundamental policy of each Portfolio, the Portfolio may not invest in the securities of other registered open-end investment companies or in registered trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act but may otherwise invest in the securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules and regulations thereunder published by appropriate regulatory authorities.

The investment restrictions described below are fundamental policies of the Income Fund and cannot be changed without the approval of a majority of the Income Fund’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Income Fund’s total assets will not result in a violation of the percentage limitations, with the exception of the limitation on borrowing. The Income Fund:

(1) may not purchase securities other than the securities in which the Income Fund is authorized to invest;

(2) may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

(3) may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

(4) may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

(5) may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

(6) may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

(7) may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

(8) may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities; and

(9) shall be a “diversified company”, as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

DIRECTORS AND OFFICERS

The Board, all of whom are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
NON-INTERESTED DIRECTORS
Roger A. Formisano, 67	Director	Since 2002	Vice President, University Medical Foundation, (2006 to Present); formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	11	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (4 Funds)
Edward Gubman, 65	Director	Since 2011	Founder and Principal, Strategic Talent Solutions (2004 to Present); Consultant, Gubman Consulting (2001 to 2003); Account Manager and Global Practice Leader, Hewitt Associates (1983 to 2000)	11	Wilshire Variable Insurance Trust (4 Funds)
Suanne K. Luhn, 61	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	11	Wilshire Variable Insurance Trust (4 Funds)
George J. Zock, 65	Director, Chairperson of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	11	Wilshire Variable Insurance Trust (4 Funds); Armed Forces Insurance Exchange
INTERESTED DIRECTOR
John C. Hindman, 46	Director	Since 2014	President (since 2012), Chief Financial Officer (2008-2012), Chief Operating Officer (2012) of Wilshire Associates; formerly, Executive Vice President, Allianz Global Investors	11	Wilshire Associates; Wilshire Variable Insurance Trust (4 Funds)
OFFICERS
Jason Schwarz, 41	President	Since 2012	Managing Director, Wilshire Associates Incorporated (Since 2005); Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (Since 2005).	N/A	N/A
Benkai Bouey, 45	Chief Compliance Officer	Since 2015

Chief Compliance Officer, Wilshire Associates Incorporated. (Since 2012); Attorney, Benkai Bouey, Attorney at Law (2010-2013); Client Relationship Manager, Horizon Asset Management, Inc. (2008 to 2010)

				N/A	N/A

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Reena S. Lalji, 44	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (Since 2009); Senior Counsel, Royal Bank of Canada (2003 to 2008)	N/A	N/A
Nathan R. Palmer, 40	Vice President	Since 2011

Managing Director, Wilshire Funds Management (Since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010); Director of Public Markets, Investment Office, California Institute of Technology (2008 to 2009). Treasury Manager, Retirement Investments, Intel Corporation (2004 to 2008)

				N/A	N/A
Michael Wauters, 49	Treasurer	Since 2009

Chief Financial Officer, Wilshire Associates Incorporated (Since 2012); Controller, Wilshire Associates Incorporated (2009 to 2012); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000 to 2009)

				N/A	N/A
Josh Emanuel, 36	Vice President	Since 2015

Managing Director, Wilshire Associates Incorporated (since 2015); Chief Investment Officer, Wilshire Funds Management (since 2015); Chief Investment Officer, The Elements Financial Group, LLC (2010-2015)

				N/A	N/A
Elizabeth Yakes, 32	Vice President	Since 2015	Vice President, Wilshire Associates Incorporated (since 2012); Portfolio Manager, Wilshire Funds Management (since 2012); Senior Consultant, Ernst & Young (2007-2010)	N/A	N/A

(1)

Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 70th birthday. Officers are elected by the board on an annual basis to serve until their successors have been elected and qualified.

(2)	Mr. Formisano holds shares in a retirement account advised by TIAA, parent company of NWQ, sub-adviser to the Small Company Value Portfolio.

Qualifications and Experience

The following is a summary of the experience, qualifications, attributes and skills of each Director that support the conclusion, as of the date of this SAI, that each Director should serve as a Director in light of the Company’s business and structure. Each Director also has considerable familiarity with the Wilshire family of investment companies (by service on the Board of the Company and Wilshire Variable Insurance Trust (the “Trust”)), the Adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Director of the Company. References to the qualifications, attributes and skills of

Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Roger A. Formisano. Mr. Formisano has served as Director of the Company since 2006 and is chairperson of the Audit Committee. He also has served as a board member of other funds in the Wilshire funds complex since 2002. Mr. Formisano is Vice President of the University Medical Foundation, University of Wisconsin, and Founder and Principal of R.A. Formisano & Company, LLC. He also serves on the Board of Integrity Mutual Insurance Company. Previously, Mr. Formisano was a Professor and Director of the Center for Leadership and Applied Business at the University of Wisconsin - School of Business and was Chief Operating Officer from 1992 to 1999 of United Wisconsin Services (UWZ), a NYSE listed company and served on the Board of Unity Health Insurance Company. The Board of the Company has determined that Mr. Formisano is an “audit committee financial expert” as defined by the SEC.

Edward Gubman, PhD. Mr. Gubman has served as a Director of the Company since 2011 and chairperson of the Valuation Committee since 2012. He has also served as a Board member of other funds in the Wilshire funds complex since 2011. Mr. Gubman is a founding partner of Strategic Talent Solutions, a consulting firm that helps executives with leadership development, talent management and employee engagement. Prior to founding Strategic Talent Solutions in 2004, Mr. Gubman served as a consultant with his own firm, Gubman Consulting, from 2001 to 2003 where he consulted with clients on leadership and talent management. Mr. Gubman worked at Hewitt Associates from 1983 to 2000 in Account Management and as Global Practice Leader where he specialized in talent management and organizational effectiveness. Mr. Gubman is the author of The Talent Solution: Aligning Strategy and People to Create Extraordinary Business Results and The Engaging Leader: Winning with Today’s “Free Agent” Workforce. He is also the Executive Editor of People & Strategy, The Journal of the Human Resource Planning Society since 2008 and is a lecturer in executive education, MBA, MILR and physician leadership programs at The University of Chicago, Cornell University, The University of Dayton, Indiana University, Northwestern University, the University of Minnesota and the University of Wisconsin. From 2009 to the present, Mr. Gubman has served as a Board member, Assistant Treasurer and Chair of the Personnel Committee of the Jewish Family Service of the Desert, and in 2008 served as Advisor to the Presidential Transition Team on the Social Security Administration and as a committee member, National Policy Committee on Retirement Security from 2007 to 2008. Mr. Gubman has served as Chair of the Publications Committee, of The Human Resource Planning Society since 2008, and as a Board member of The Human Resource Planning Society from 2005 to 2008.

John C. Hindman. Mr. Hindman has served as Director of the Company since 2014. He has served as President of Wilshire Associates and Vice Chairman of the Board of Directors since 2008. Prior to joining Wilshire, Mr. Hindman served as executive vice president of finance for Allianz Global Investors. Additionally, Mr. Hindman has served as chief financial officer of Paul Hastings LLP, chief financial officer of eCloser, director and chief executive officer of Cypress Financial Services, and vice president of finance of West Capital Financial Services. Mr. Hindman, a certified public accountant, graduated from the University of Michigan where he earned his bachelor’s degree in Accounting & Economics.

Suanne K. Luhn. Ms. Luhn has served as Director of the Company since 2008 and chairperson of the Investment Committee since 2015. She also has served as a board member of other funds in the Wilshire funds complex since 2008. From 1990 to 2006, she served as Chief Compliance Officer at Bahl & Gaynor, an investment advisory firm. Ms. Luhn served as a portfolio manager from 1983 to 1990, first at Baldwin United Company and later at Scudder, Stevens & Clark, Inc., where she was Director, Socially Responsive Investment Team, Member, Scudder Insurance Asset Management and Member, Institutional Fixed Income Portfolio Management. Ms. Luhn also has experience as Director of Municipal Institutional Sales for Seasongood & Mayer and as Head Trader for Equity and Fixed Income for Scudder, Stevens & Clark, Inc. Ms. Luhn has an MBA in finance.

George J. Zock. Mr. Zock has served as Director of the Company and chairperson of the Board since 2006. He is chairperson of the Nominating Committee. Mr. Zock also has served as a board member of other funds in the Wilshire funds complex since 1996 and was a board member of the predecessor funds to those funds from

1995 to 1996. Mr. Zock, a certified public accountant, is currently an independent consultant and is a member of the Illinois CPA Society. Mr. Zock has held senior executive positions with the Horace Mann Life Insurance Company and Horace Mann Service Corporation, serving as Executive Vice President from 1997 to 2003. Mr. Zock has served as a Director for Armed Forces Insurance Exchange from 2013 to present.

Leadership Structure

The Company’s Board of Directors manages the business affairs of the Company. The Directors establish policies and review and approve contracts and their continuance. The Directors regularly request and/or receive reports from the Adviser, the Company’s other service providers and the Company’s Chief Compliance Officer. The Board is comprised of five Directors, four of whom (including the chairperson) are independent Directors. The independent chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Directors and between the Board and the officers and service providers of the Company and presides at meetings of the Board. In conjunction with the officers and legal counsel, the independent chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns. The Board has established four standing committees. The Audit Committee is responsible for monitoring the funds’ accounting policies, financial reporting and internal control system; monitoring the work of the funds’ independent accountants and providing an open avenue of communication among the independent accountants, fund management and the Board. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Company’s Governance Guidelines and Procedures. The Valuation Committee oversees the activities of the Adviser’s Pricing Committee and fair values Fund securities. The Investment Committee monitors performance of the Funds and the performance of the Adviser and subadvisers. The Company’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Company’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Company’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

Risk Oversight

Consistent with its responsibility for oversight of the Company and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Company and other service providers.

The Board requires senior officers of the Company, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Company’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Company’s CCO, including separate meetings with the independent Directors in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Company’s compliance program. In addition, the Investment Committee receives reports from the Adviser on the performance of the Funds and the Valuation Committee receives valuation reports and minutes from the Adviser’s Pricing Committee meetings. The Board also receives reports from the Company’s primary service providers on a periodic or regular basis, including the Adviser and subadvisers to the Funds as well as the Company’s custodian, administrator/fund accounting agent, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Committees

The Board has four standing committees—an Audit Committee, a Nominating Committee, an Investment Committee, and a Valuation Committee.

The Audit Committee held four meetings in 2015. The current members of the Audit Committee, all of whom are Independent Directors, include Messrs. Formisano (chairperson), Gubman and Zock and Ms. Luhn.

The Nominating Committee held four meetings in 2015. The current members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (chairperson), Gubman and Formisano and Ms. Luhn. Pursuant to the Company’s Governance Procedures, shareholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company’s Secretary for the attention of the Chairperson of the Nominating Committee.

The Investment Committee held four meetings in 2015. The current members of the Investment Committee, all of whom are Independent Directors, include Ms. Luhn (chairperson) and Messrs. Gubman, Formisano and Zock.

The Valuation Committee held four meetings in 2015. The current members of the Valuation Committee, one of whom is an Independent Director, include Messrs. Gubman (chairperson) and Hindman. Messrs. Formisano and Zock and Ms. Luhn serve as alternates.

Directors’ Holdings of Portfolio Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Director in each Portfolio as of December 31, 2015, as well as the aggregate dollar range in all registered investment companies overseen by the Director within the family of investment companies.

Directors Who are Not “Interested Persons” of the Company

Name of Director	Dollar Range of Equity Securities in the Large Company Growth Portfolio	Dollar Range of Equity Securities in the Large Company Value Portfolio	Dollar Range of Equity Securities in the Small Company Growth Portfolio	Dollar Range of Equity Securities in the Small Company Value Portfolio	Dollar Range of Equity Securities in the Index Fund	Dollar Range of Equity Securities in the International Fund	Dollar Range of Equity Securities in the Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Roger A. Formisano	None	None	None	None	None	None	None	None
Edward Gubman	None	None	None	None	None	None	None	None
Suanne K. Luhn	None	None	None	None	None	$10,001-$50,000	None	$10,001-$50,000

George J. Zock	None	None	None	None	None	None	None	None

Director Who is an “Interested Person” of the Company

Name of Director	Dollar Range of Equity Securities in the Large Company Growth Portfolio	Dollar Range of Equity Securities in the Large Company Value Portfolio	Dollar Range of Equity Securities in the Small Company Growth Portfolio	Dollar Range of Equity Securities in the Small Company Value Portfolio	Dollar Range of Equity Securities in the Index Fund	Dollar Range of Equity Securities in the International Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
John C. Hindman	None	None	None	None	None	None	None

As of April 2, 2016, the Directors and officers of the Company did not hold in the aggregate, directly and beneficially, more than 1% of the outstanding shares of any class of any Portfolio.

Compensation

The Company and the Trust together pay each Independent Director an annual retainer of $18,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $8,000 and a Committee telephonic meeting fee of $500.

The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2015. The Company does not compensate any of the officers.

Trustee	Aggregate Compensation From the Company	Pension Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and the Fund Complex*
Roger A. Formisano	$21,090.02	N/A	N/A	$37,000.04
Edward Gubman	$21,090.02	N/A	N/A	$37,000.04
Suanne K. Luhn	$21,090.02	N/A	N/A	$37,000.04
George J. Zock	$27,930.02	N/A	N/A	$49,000.04

*

This is the total amount compensated to the Director for his or her service on the Board and the board of any other investment company in the fund complex. “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who owned beneficially or of record 5% or more of the outstanding Investment Class Shares or Institutional Class Shares of a Portfolio as of April 2, 2016. Shareholders who have the power to vote a large percentage of shares of a particular Portfolio may be in a position to control a Portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of a Portfolio’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act.

LARGE COMPANY GROWTH PORTFOLIO

Investment Class

Shareholders	Percentage Owned
Charles Schwab & Co.	42.32%
Attn Mutual Funds Reinvest Account
101 Montgomery St
San Francisco, CA 94104-4151

Horace Mann Life Insurance Company	26.09%
Separate Account
1 Horace Mann Plz
Springfield, IL 62715-0002

TD Ameritrade Inc FEBO our clients	11.19%
PO Box 2226
Omaha, NE 68103-2226

LARGE COMPANY GROWTH PORTFOLIO

Institutional Class

Shareholders	Percentage Owned
VIT Global Allocation Fund	33.71%
C/O SEI
1 Freedom Valley Dr
Oaks, PA 19456-9989

Horace Mann Life Insurance	12.15%
Company Separate Account
1 Horace Mann Plz
Springfield, IL 62715-0002

Charles Schwab & Co	15.77%
Attn Mutual Funds Reinvest Account
101 Montgomery St
San Francisco, CA 94104-4151

Pershing LLC	25.63%
1 Pershing Plz
Jersey City, NJ 07399-0002

LARGE COMPANY VALUE PORTFOLIO

Investment Class

Shareholders	Percentage Owned
Horace Mann Life Insurance	64.37%
Company Separate Account
1 Horace Mann Plz
Springfield, IL 62715-0002

TD Ameritrade Inc FEBO our clients	18.04%
PO Box 2226
Omaha, NE 68103-2226

LARGE COMPANY VALUE PORTFOLIO

Institutional Class

Shareholders	Percentage Owned
VIT Global Allocation Fund	47.83%
C/O SEI
1 Freedom Valley Dr
Oaks, PA 19456-9989

Charles Schwab & Co	11.19%
Attn Mutual Funds Reinvest Account
101 Montgomery St
San Francisco, CA 94104-4151

Pershing LLC	40.26%
1 Pershing Plz
Jersey City, NJ 07399-0002

SMALL COMPANY GROWTH PORTFOLIO

Investment Class

Shareholders	Percentage Owned
Horace Mann Life Insurance	27.83%
Company Separate Account
1 Horace Mann Plz
Springfield, IL 62715-0002

TD Ameritrade Inc FEBO our clients	20.16%
PO Box 2226
Omaha, NE 68103-2226

Charles Schwab & Co	14.66%
Attn Mutual Funds Reinvest Account
101 Montgomery St
San Francisco, CA 94104-4151

SMALL COMPANY GROWTH PORTFOLIO

Institutional Class

Shareholders	Percentage Owned
VIT Global Allocation Fund	49.75%
C/O SEI
1 Freedom Valley Dr
Oaks, PA 19456-9989

Charles Schwab & Co	11.16%
Attn Mutual Funds Reinvest Account
101 Montgomery St
San Francisco, CA 94104-4151

Pershing LLC	38.99%
1 Pershing Plz
Jersey City, NJ 07399-0002

SMALL COMPANY VALUE PORTFOLIO

Investment Class

Shareholders	Percentage Owned
Horace Mann Life Insurance	40.82%
Company Separate Account
1 Horace Mann Plz
Springfield, Il 62715-0002

Charles Schwab & Co	15.28%
Mutual Funds Dept Reinvest Account
101 Montgomery St
San Francisco, CA 94104-4151

TD Ameritrade Inc FEBO our clients	18.52%
PO Box 2226
Omaha, NE 68103-2226

SMALL COMPANY VALUE PORTFOLIO

Institutional Class

Shareholders	Percentage Owned
VIT Global Allocation Fund	47.83%
C/O SEI
1 Freedom Valley Dr
Oaks, PA 19456-9989

Charles Schwab & Co	11.36%
Attn Mutual Funds Reinvest Account
101 Montgomery St
San Francisco, CA 94104-4151

Pershing LLC	39.75%
1 Pershing Plz
Jersey City, NJ 07399-0002

WILSHIRE 5000 INDEXSM FUND

Investment Class

Shareholders	Percentage Owned
Charles Schwab & Co	34.15%
Attn Mutual Funds Reinvest Account
101 Montgomery St
San Francisco, CA 94104-4151

Horace Mann Life Insurance	17.81%
Company Separate Account
1 Horace Mann Plz
Springfield, IL 62715-0002

TD Ameritrade Inc FEBO our clients	7.46%
PO Box 2226
Omaha, NE 68103-226

WILSHIRE 5000 INDEXSM FUND

Institutional Class

Shareholders	Percentage Owned
Assetmark Trust Company FBO	40.67%
Assetmark Inc & mutual clients & FBO
Other Custodial Clients
3200 N Central Ave Fl 7
Phoenix, AZ 85012-2468

Horace Mann Life Insurance	41.13%
Company Separate Account
1 Horace Mann Plz
Springfield, IL 62715-0002

WILSHIRE INTERNATIONAL EQUITY FUND

Investment Class

Shareholders	Percentage Owned
TD Ameritrade Inc FEBO of our clients	5.63%
PO Box 2226
Omaha, NE 68103-2226

TD Ameritrade Trust Company	24.65%
PO Box 17748
Denver, CO 80217-0748

WILSHIRE INTERNATIONAL EQUITY FUND

Institutional Class

Shareholders	Percentage Owned
VIT Global Allocation Fund	50.09%
C/O SEI
1 Freedom Valley Dr
Oaks, PA 19456-9989

Charles Schwab & Co	8.56%
Attn Mutual Funds Reinvest Account
101 Montgomery St
San Francisco, CA 94104-4151

Pershing LLC	31.64%
1 Pershing Plz
Jersey City, NJ 07399-0002

WILSHIRE INCOME OPPORTUNITIES FUND

Investment Class

Shareholders	Percentage Owned
None	—

Institutional Class

Shareholders	Percentage Owned
VIT Global Allocation Fund	100%
C/O SEI
1 Freedom Valley Dr
Oaks, PA 19456-9989

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Subadvisers

Wilshire is the investment adviser to the Portfolios pursuant to an Investment Advisory Agreement dated April 1, 2002 as amended February 23, 2016 (the “Advisory Agreement”). Wilshire is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of Wilshire.

Pursuant to subadvisory agreements with Wilshire dated September 1, 2015, April 1, 2002, as amended, and August 1, 2013, respectively, Loomis Sayles, Los Angeles Capital, and Victory Capital each manage a portion of the Large Company Growth Portfolio.

Pursuant to subadvisory agreements with Wilshire dated April 1, 2002, (as amended April 1, 2013), December 23, 2004, as amended, and September 20, 2007, respectively, Los Angeles Capital, Pzena, and Systematic each manage a portion of the Large Company Value Portfolio.

Pursuant to subadvisory agreements with Wilshire dated April 1, 2002, as amended, and September 19, 2007, respectively, Los Angeles Capital and Ranger each manage a portion of the Small Company Growth Portfolio.

Pursuant to subadvisory agreement with Wilshire dated April 1, 2002, as amended, and August 4, 2005, as amended from time to time, respectively, Los Angeles Capital and NWQ each manage a portion of the Small Company Value Portfolio.

Pursuant to a subadvisory agreement with Wilshire dated April 1, 2002, as amended, Los Angeles Capital manages the Index Fund.

Pursuant to subadvisory agreements with Wilshire dated September 1, 2015, November 1, 2013 and April 1, 2002 (as amended May 16, 2014), respectively, Cambiar, WCM and Los Angeles Capital each manage a portion of the Wilshire International Equity Fund.

Pursuant to subadvisory agreements with Wilshire dated March 30, 2016, DoubleLine and Guggenheim each manage a portion of the Income Fund.

Investment Advisory Agreements and Fees

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, the Adviser receives a fee based on each Portfolio’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate on the First $1 Billion of Portfolio Assets	Rate on Portfolio Assets in Excess of $1 Billion
Large Company Growth Portfolio	0.75%	0.65%
Large Company Value Portfolio	0.75%	0.65%
Small Company Growth Portfolio	0.85%	0.75%
Small Company Value Portfolio	0.85%	0.75%
Wilshire 5000 Index Fund	0.10%	0.07%
Wilshire International Equity Fund	1.00%	0.90%
Wilshire Income Opportunities Fund	0.60%	0.60%

Wilshire has entered into contractual expense limitation agreements with the Small Company Growth Portfolio, the Small Company Value Portfolio and the International Fund to waive a portion of its management fees to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extra-ordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. These agreements to limit expenses continue through at least April 30, 2017. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire waived the expenses if the recoupment does not exceed the existing expense limitation.

Wilshire has entered into a contractual expense limitation agreement with the Income Fund to waive a portion of its management fees or reimburse expenses to limit expenses of the Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extra-ordinary expenses) to 1.15% and .90% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2017. To the extent that the Fund’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/ expense reimbursed within three years after the year in which Wilshire waived the expenses if the recoupment does not exceed the existing expense limitation that was in place at the time of the fee waiver/expense reimbursement.

For the fiscal years ended December 31, 2013, 2014 and 2015, the advisory fees for each Portfolio payable to Wilshire, the reductions attributable to fee waivers, the net fees paid with respect to the Portfolios, and the corresponding percentages of average net assets (net of waivers), were as follows:

2013

Portfolio	Advisory Fee Payable	Reduction in Fee	Recouped Fees	Net Fee Paid	% of Average Net Assets
Large Company Growth Portfolio	$2,182,024	$0	$0	$2,182,024	0.75%
Large Company Value Portfolio	$970,427	$0	$0	$970,427	0.75%
Small Company Growth Portfolio	$189,080	$2,225	$0	$175,377	0.84%
Small Company Value Portfolio	$217,175	$0	$0	$211,183	0.85%
Wilshire 5000 IndexSM Fund	$180,642	$0	$0	$180,642	0.10%
Wilshire International Equity Fund	$733,817	$58,705	$0	$581,656	0.92%
Wilshire Income Opportunities Fund(1)	N/A	N/A	N/A	N/A	N/A

(1)	The Wilshire Income Opportunities Fund commenced operations on March 30, 2016.

2014

Portfolio	Advisory Fee Payable	Reduction in Fee	Recouped Fees	Net Fee Paid	% of Average Net Assets
Large Company Growth Portfolio	$2,090,095	$0	$0	$2,090,095	0.75%
Large Company Value Portfolio	$1,122,438	$0	$0	$1,122,438	0.75%
Small Company Growth Portfolio	$253,223	$0	$2,871	$250,352	0.85%
Small Company Value Portfolio	$278,455	$0	$0	$278,455	0.85%
Wilshire 5000 IndexSM Fund	$245,076	$0	$0	$245,076	0.10%
Wilshire International Equity Fund	$1,094,534	$55,373	$0	$1,039,161	0.94%
Wilshire Income Opportunities Fund(1)	N/A	N/A	N/A	N/A	N/A

(1)	The Wilshire Income Opportunities Fund commenced operations on March 30, 2016.

2015

Portfolio	Advisory Fee Payable	Reduction in Fee	Recouped Fees	Net Fee Paid	% of Average Net Assets
Large Company Growth Portfolio	$1,786,041	$0	$0	$1,786,041	0.75%
Large Company Value Portfolio	$881,233	$0	$0	$881,233	0.75%
Small Company Growth Portfolio	$245,733	$48,753	$0	$196,980	0.68%
Small Company Value Portfolio	$260,766	$52,909	$0	$207,857	0.68%
Wilshire 5000 IndexSM Fund	$229,712	$0	$0	$229,712	0.10%
Wilshire International Equity Fund	$1,857,591	$81,678	$0	$1,775,913	0.96%
Wilshire Income Opportunities Fund(1)	N/A	N/A	N/A	N/A	N/A

(1)	The Wilshire Income Opportunities Fund commenced operations on March 30, 2016.

The Advisory Agreement provides that Wilshire will act as the investment adviser to each Portfolio, and may recommend to the Board one or more subadvisers to manage one or more Portfolios or portions thereof. Upon appointment of a subadviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the subadviser, and assist and consult the subadviser in connection with the investment program of the relevant Portfolio.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolios under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolios. Wilshire is not protected, however, against any liability to the Portfolios or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in force unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to any Portfolio without penalty on 60 days’ notice by the Board, by vote of a majority of a Portfolio’s outstanding shares (as defined in the 1940 Act), or on at least 90 days’ notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

Investment Subadvisory Agreements and Fees

Pursuant to the subadvisory agreements with each of the Subadvisers (the “Subadvisory Agreements”), the fees payable to a Subadviser with respect to a Portfolio are paid exclusively by Wilshire and not directly by the stockholders of the Portfolio. The Subadvisers are independent contractors, and may act as investment advisers to other clients. Wilshire may retain one or more other subadvisers with respect to any portion of the assets of any Portfolio other than the portions to be managed by the respective Subadvisers.

No Subadviser will be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by the Subadviser of its duties, except for liability resulting from willful misfeasance, bad faith, negligence (gross negligence, in the case of DoubleLine, NWQ and Pzena) or reckless disregard of its obligations. Each Subadviser will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company’s registration statement, any proxy statement, or any communication to current or prospective investors in any Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by the Subadviser to Wilshire or the Portfolios.

Each Subadvisory Agreement will continue in force from year to year with respect to a Portfolio so long as it is specifically approved for a Portfolio at least annually in the manner required by the 1940 Act. The Subadvisory Agreements with NWQ, Pzena, Victory Capital, Systematic, Ranger, Los Angeles Capital, as amended, and WCM were approved to continue for the period ending August 31, 2016. The Subadvisory Agreements with Cambiar, Loomis Sayles were approved to continue for the period ending August 31, 2017. The Subadvisory Agreements with DoubleLine and Guggenheim were approved to continue for the period ending August 31, 2018.

For the fiscal years ended December 31, 2013, 2014 and 2015, the aggregate subadvisory fees paid by Wilshire with respect to each Portfolio, and the corresponding percentage of net average assets, were as follows:

2013

Portfolio	Aggregate Subadvisory Fees Paid	% of Average Net Assets
Large Company Growth Portfolio	$859,907	0.30%
Large Company Value Portfolio	$382,882	0.30%
Small Company Growth Portfolio	$95,203	0.43%
Small Company Value Portfolio	$102,571	0.40%
Wilshire 5000 IndexSM Fund	$72,082	0.04%
Wilshire International Equity Fund	$274,116	0.37%
Wilshire Income Opportunities Fund(1)	N/A	N/A

(1)	The Wilshire Income Opportunities Fund commenced operations on March 30, 2016.

2014

Portfolio	Aggregate Subadvisory Fees Paid	% of Average Net Assets
Large Company Growth Portfolio	$839,430	0.30%
Large Company Value Portfolio	$423,478	0.28%
Small Company Growth Portfolio	$136,658	0.46%
Small Company Value Portfolio	$143,009	0.44%
Wilshire 5000 IndexSM Fund	$98,031	0.04%
Wilshire International Equity Fund	$419,805	0.38%
Wilshire Income Opportunities Fund(1)	N/A	N/A

(1)	The Wilshire Income Opportunities Fund commenced operations on March 30, 2016.

2015

Portfolio	Aggregate Subadvisory Fees Paid	% of Average Net Assets
Large Company Growth Portfolio	$725,897	0.30%
Large Company Value Portfolio	$341,022	0.29%
Small Company Growth Portfolio	$133,484	0.46%
Small Company Value Portfolio	$133,280	0.43%
Wilshire 5000 IndexSM Fund	$91,885	0.04%
Wilshire International Equity Fund	$658,084	0.35%
Wilshire Income Opportunities Fund(1)	N/A	N/A

(1)	The Wilshire Income Opportunities Fund commenced operations on March 30, 2016.

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of each Portfolio as identified in the prospectus and the material conflicts of interest that may arise in connection with their management of the investments of a Portfolio, on the one hand, and the investments of other client accounts for which they may have primary responsibility. Certain other potential conflicts of interest with respect to use of affiliated brokers, personal trading and proxy voting are discussed below under “Portfolio Transactions,” “Code of Ethics” and “Proxy Voting Policy and Procedures.”

Cambiar

In addition to Cambiar’s portion of assets of the Wilshire International Equity Fund, Cambiar’s portfolio managers are responsible for the day-to-day management of certain other accounts, as follows. None of the accounts listed below are subject to a performance based advisory fee. The information below is provided as of December 31, 2015.

Anna (Ania) A. Aldrich

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	8	$2,117.24	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	580	$7,517.03	0	0

Brian M. Barish

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	8	$3,583.67	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	562	$7,503.84	0	0

Andrew Baumbusch

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	6	$3,434.32	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	556	$7,469.25	0	0

Jennifer M. Dunne

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	2	$1,070.92	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	243	$4,301.20	0	0

Todd Edwards

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	3	$1,703.26	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	265	$4,336.01	0	0

Alvaro Shiraishi

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	3	$1,073.26	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	265	$4,336.01	0	0

Conflicts of Interest

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with his or her management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.

Compensation

Cambiar compensates the Fund’s portfolio managers for their management of Cambiar’s portion of the Wilshire International Equity Fund’s assets and Cambiar’s other accounts. The portfolio managers’ compensation consists of an industry competitive base salary, discretionary cash bonus, and a profit-sharing contribution at year-end. While Cambiar’s investment professionals receive a competitive salary plus a bonus tied to firm and individual performance, contributions are also measured through performance attribution which details individual stock and sector selection as well as overall “value added” for the firm. This would include assistance with product development and client service. Company equity is also available to reward key employees. For the Wilshire International Equity Fund, each portfolio manager’s pre-tax performance results are compared to the MSCI EAFE Index.

As of December 31, 2015, Messrs. Barish, Baumbusch, Edwards, and Shiraishi and Msses. Aldrich and Dunne did not own any shares of the Wilshire International Equity Fund.

DoubleLine

Jeffrey E. Gundlach, Chief Executive Officer, is the portfolio manager for the Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Mr. Gundach, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2015.

Jeffrey E. Gundlach

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	23	$68,054.48	—	—
Other Pooled Investment Vehicles	14	$5,649.32	5	$4,430.65
Other Accounts	47	$7,051.82	—	—

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between the portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities. Other accounts managed by the portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s management of the Fund. Because of his position as portfolio manager, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of DoubleLine invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, the portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of DoubleLine or result in DoubleLine receiving material, non-public information, or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if DoubleLine acquires material non-public confidential information in connection with its business activities for other clients, the portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, DoubleLine will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Investors in the Fund may also be advisory clients of DoubleLine or the Fund may invest in a product managed or sponsored or otherwise affiliated with DoubleLine. Accordingly, DoubleLine may in the course of its business provide advice to advisory clients whose interests may conflict with those of the Fund, may render advice to the Fund that provides a direct or indirect benefit to DoubleLine an affiliate of DoubleLine or may manage or advise a product in which the Fund is invested in such a way that would not be beneficial to the Fund. For example, DoubleLine may advise a client who has invested in the Fund to redeem its investment in the Fund, which may cause the Fund to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so.

DoubleLine could also, for example, make decisions with respect to a structured product managed or sponsored by DoubleLine in a manner that could have adverse effects on investors in the product, including, potentially, the Fund. DoubleLine currently provides asset allocation investment advice, including recommending the purchase and/or sale of shares of the Fund, to another investment advisor which itself makes that advice available to a number of unaffiliated registered representatives, who then may provide identical or similar recommendations to their clients.

Affiliates of DoubleLine may invest in the Fund. DoubleLine could face a conflict if an account it advises is invested in the Fund and that account’s interests diverge from those of the Fund. The timing of a redemption by an affiliate could benefit the affiliate. For example, the affiliate may choose to redeem its shares at a time when the Fund’s portfolio is more liquid than at times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including by an affiliate, is that investors remaining in the Fund will bear a proportionately higher share of Fund expenses following the redemption.

Broad and Wide-Ranging Activities. The portfolio manager, DoubleLine and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio manager, DoubleLine and its affiliates may engage in activities where the interests of certain divisions of DoubleLine and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. DoubleLine and its affiliates may expand the range of services that it provides over time. Except as provided herein, DoubleLine and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. DoubleLine and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments. The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Fund. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Compensation

The overall objective of the compensation program for portfolio managers is for DoubleLine to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and DoubleLine. Portfolio managers are generally compensated through a combination of base salary, discretionary bonus and equity participation in DoubleLine. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the net income related to the business unit for which such portfolio managers are responsible. Such profit sharing arrangements potentially could comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance of DoubleLine, through direct ownership interests in DoubleLine or participation in stock option or stock appreciation plans DoubleLine. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of DoubleLine as a whole. Participation is generally determined in the discretion of DoubleLine, taking into account factors relevant to the portfolio manager’s contribution to the success of DoubleLine.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in DoubleLine’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. DoubleLine may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of DoubleLine’s leadership criteria.

As of the date of this SAI, Mr. Gundlach did not own any shares of the Fund.

Guggenheim

Guggenheim Partners Investment Management, LLC (“Guggenheim”), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, acts as Subadviser to the Income Fund. Guggenheim managed approximately $151 billion in assets as of December 31, 2015. Guggenheim is an indirect wholly-owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a global, diversified financial services firm with more than $240 billion in assets under management as of December 31, 2015.

Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; Steven H. Brown, Director; and James W. Michal, Managing Director, are portfolio managers for the Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Ms. Walsh and Messrs. Brown and Michal, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2015.

Anne B. Walsh

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	23	$13,227.6	—	—
Other Pooled Investment Vehicles	2	$3,411.8	2	$3,411.8
Other Accounts	28	$87,037.2	1	$288.4

Steven H. Brown

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	16	$10,176.5	—	—
Other Pooled Investment Vehicles	4	$3,883.1	2	$3,411.8
Other Accounts	11	$1,786.6	4	$605.5

James W. Michal

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	20	$12,468.4	—	—
Other Pooled Investment Vehicles	4	$3,883.1	2	$3,411.8
Other Accounts	13	$2,353.1	5	$983.4

Conflicts of Interest

General Investment Limitations and Conflicts of Interest. The Fund is subject, directly or indirectly, to various regulatory frameworks that can limit its ability to fully pursue its investment strategies. In addition, Guggenheim is a global asset management and investment advisory organization. Along with its affiliates, Guggenheim provides a wide range of financial services to a substantial and diversified client base. Guggenheim and its affiliates advise clients in various markets and transactions and purchase, sell, hold and recommend a broad array of investments for their own accounts and the accounts of clients and of their personnel and the relationships and products they sponsor, manage and advise. Accordingly, Guggenheim and its affiliates may have direct and indirect interests in a variety of global markets and the securities of issuers in which the Fund may directly or indirectly invest or may cause the Fund to be subject to regulatory limits. As a result, activities and dealings of Guggenheim and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit Guggenheim and its affiliates.

The following are descriptions of certain conflicts and potential conflicts of interest that may be associated with the financial and other interests that Guggenheim Investments and its affiliates may have in transactions effected by, with or on behalf of the Fund.

Other Activities of Guggenheim Investments. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indices the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. In addition, the Fund may be limited in its ability to invest in, or hold securities of, any companies that are controlled by Guggenheim or its affiliates or other accounts managed by Guggenheim or its affiliates, or companies in which Guggenheim or its affiliates has interests or with whom Guggenheim or its affiliates does business.

In conformance with the fund’s investment objective and subject to compliance with applicable law, Guggenheim may purchase securities for the fund during an underwriting or other offering of securities in which a broker-dealer affiliate acts as an active or passive bookrunner, manager, co-manager or selling group member, or receives a benefit in the form of management fees, underwriting fees, selling concession or other fees or compensation (“affiliated offerings”). Participation in such offerings may directly or indirectly relieve firm commitment underwriting or other financial obligations of an affiliate, and Guggenheim may accordingly have an incentive to cause the fund to invest in otherwise unmarketable securities offered by an affiliate or other members of an affiliate’s underwriting syndicate. In certain circumstances, regulations prohibit the fund from participating in those transactions, which may otherwise be profitable investments for the fund.

From time to time, including in connection with affiliated offerings or other services through which Guggenheim or its affiliates have come into possession of material non-public information, the activities and investments of the fund may be restricted because of regulatory requirements applicable to the fund or Guggenheim in relation to the activities of Guggenheim or its affiliates.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and other accounts may devote unequal time and attention to the management of those funds and other accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds or other accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and other accounts overseen by a particular portfolio manager have different investment strategies.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of his or her position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Advice given to, or investment or voting decisions made for, other accounts may affect or conflict with investment decisions made for the Fund. In addition, Guggenheim may develop and implement new trading strategies or seek to participate in new investment opportunities or trading strategies. The opportunities and strategies may not be employed across all funds and other accounts equally, even if the opportunity or strategy is consistent with the investment guidelines of such funds or other accounts.

Guggenheim has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that the portfolio manager manages.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that the portfolio manager believes might be the most profitable to accounts with a heavily performance-oriented fee.

Compensation

Compensation Information. Guggenheim compensate portfolio management staff for their management of the Fund’s portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments. Guggenheim’s deferred compensation programs include equity that vests over a period of years. All employees of Guggenheim are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.

As of the date of this SAI, Messrs. Brown and Michal and Ms. Walsh did not own any shares of the Fund.

Loomis Sayles

Aziz Hamzaogullari, portfolio manager of Loomis Sayles’ portion of the Large Company Growth Portfolio, is primarily responsible for the day-to-day management of other pooled investment vehicles and other advisory accounts. As of December 31, 2015, information on these other accounts is as follows:

Aziz Hamzaogullari

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	14	$12,626	0	$0
Other Pooled Investment Vehicles	10	$1,616	1	$584
Other Accounts	80	$6,993	0	$0

Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the Evestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. The 1 year may be eliminated for some products (large cap growth, all cap growth, and global growth). Longer-term performance (3 and 5 (or 7 years for large cap growth, all cap growth, and global growth) years or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year or 3 years for large cap growth, all cap growth, and global growth). In addition, the performance measurement for equity compensation incorporates a consistency metric using longer term (3, 5, etc.) rolling return compared to the peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. The external benchmark used as a secondary comparison is the Russell 1000 Growth Index.

Loomis Sayles also uses either an institutional peer group as a point of comparison for equity manager performance or a Morningstar universe and/or the Lipper universe. In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

Most mutual funds are not included in the Loomis Sayles’ strategy composites, so unlike managed accounts, fund performance and asset size in those cases would not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

●	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

●	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

●	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

As of December 31, 2015, Mr. Hamzaogullari did not own any shares of the Large Company Growth Portfolio.

Los Angeles Capital

Los Angeles Capital manages the Index Fund and a portion of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and International Fund. Los Angeles Capital is a corporation wholly owned by working principals. Los Angeles Capital is primarily owned by Thomas D. Stevens, Hal W. Reynolds and Stuart K. Matsuda. Thomas D. Stevens, CFA – Chairman, Principal; Hal W. Reynolds, CFA – Chief Investment Officer, Principal; and Daniel E. Allen, CFA - Director of Global Equities, Principal, are the senior portfolio managers for the Index Fund and a portion of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and the International Fund. The tables below include details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Mr. Stevens, Mr. Reynolds, and Mr. Allen, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2015.

Thomas D. Stevens, CFA

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	6	$3,721.33	1	$2,011.75
Other Pooled Investment Vehicles	11	$4,213.14	3	$2,249.13
Other Accounts	34	$10,529.54	5	$6,555.46

Hal W. Reynolds, CFA

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	6	$3,721.33	1	$2,011.75
Other Pooled Investment Vehicles	11	$4,213.14	3	$2,249.13
Other Accounts	34	$10,529.54	5	$6,555.46

Daniel E. Allen, CFA

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	5	$1,709.58	0	$0
Other Pooled Investment Vehicles	11	$4,213.14	3	$2,249.13
Other Accounts	34	$10,529.54	5	$6,555.46

As of December 31, 2015, Los Angeles Capital managed 57 portfolios against 28 different benchmarks. Although certain of Los Angeles Capital’s accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, and/or alpha targets, which result in differing investment portfolios.

Conflicts of Interest

Los Angeles Capital has implemented policies and procedures, including brokerage and trade allocation policies and procedures, which the firm believes address the potential for conflicts of interest associated with managing portfolios for multiple clients to ensure that all clients are treated equitably and fairly. While each client account is managed individually, Los Angeles Capital will, at any given time, purchase and/or sell the same securities for a number of accounts.

When appropriate, Los Angeles Capital will aggregate trades in the same securities. In these situations, client accounts will receive the same execution price per share, which price will reflect the average of multiple prices if the order was executed in multiple trades. Accounts participating in an aggregated trade will be charged a pro-rata share of the total commission charges. However, where a client has specified directed brokerage or a specific order strategy (e.g., market-on-close), such transactions may not be aggregated with other orders and result in commission rates and execution prices that differ from those obtained in an aggregated transaction. In addition, aggregated trades that are partially filled will generally be allocated on a pro-rata basis, subject to adjustments for factors such as available cash and maintenance of guideline weightings.

Los Angeles Capital’s portfolio managers may manage accounts that are charged a performance-based fee alongside accounts with standard asset-based fee schedules. While performance-based fee arrangements may be viewed as creating an incentive to favor certain accounts over others in the allocation of investment opportunities, Los Angeles Capital has designed and implemented procedures to ensure that all clients are treated fairly and equally, and to prevent conflicts from influencing the allocation of investment opportunities.

Los Angeles Capital has procedures in place to minimize risks associated with trading a proprietary account together with client accounts. In the event that the trades in a client’s managed account coincide or overlap with a proprietary Los Angeles Capital account or a pooled account with proprietary assets in excess of 2%, the firm will trade the client managed account(s) first and the account(s) with proprietary interests last. If feasible, and if the impact upon liquidity and market impact is determined to be inconsequential, Los Angeles Capital may trade client managed accounts in conjunction with accounts with proprietary interests. Similarly traded names would receive the same execution price per share and will be subject to the procedures outlined above with respect to aggregated trades.

Compensation

Los Angeles Capital’s portfolio managers participate in a competitive compensation program that is aimed at attracting and retaining talented employees with an emphasis on disciplined risk management, ethics and compliance-centered behavior. No component of Los Angeles Capital’s compensation policy or payment scheme is tied directly to the performance of one or more client portfolios or funds.

Each of Los Angeles Capital’s portfolio managers receives a base salary fixed from year to year. In addition, the portfolio managers participate in the firm’s profit sharing plan. The aggregate amount of the contribution to the firm’s profit sharing plan is based on overall firm profitability with amounts paid to individual employees based on their relative overall compensation. Each of the portfolio managers also are shareholders of the firm and receive compensation based on the firm’s overall profits.

As of December 31, 2015, Messrs. Stevens, Reynolds and Allen did not own shares of any of the Portfolios.

NWQ

Phyllis G. Thomas, CFA, and Andy Hwang are the portfolio managers of NWQ’s portion of the Small Company Value Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Ms. Thomas and Mr. Hwang, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2015:

Phyllis G. Thomas

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	2	$619	0	$0
Other Pooled Investment Vehicles	2	$100	0	$0
Other Accounts	1,181	$1,616	0	$0

Andy Hwang

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	2	$619	0	$0
Other Pooled Investment Vehicles	2	$100	0	$0
Other Accounts	1,181	$1,616	0	$0

Conflicts of Interest

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

●

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

●

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

●

With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

●

Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Broker Selection & Evaluation

NWQ maintains trading relationships with a wide variety of full-service and execution rate brokers, direct access and electronic destinations that are utilized in the implementation of its trading strategy. Consideration is given to the providers of natural liquidity and execution quality. NWQ continuously evaluates new technologies and ideas to ensure we have access to as many liquidity points as we feel necessary to be fully represented in the marketplace.

In seeking the most favorable execution for clients, the Trading Desk takes into consideration not only the available prices and rates of brokerage commissions (when applicable), but also other relevant factors, including, but not limited to, execution capabilities, market impact, clearance and settlement capabilities, financial strength and stability, efficiency of execution and error resolution and research services provided by the broker or dealer which are expected to enhance our portfolio management capabilities, without having to demonstrate that such factors are of a direct benefit to any particular client account. NWQ also considers the nature of the security being traded, the size of the transaction, the desired timing of the transaction, and the activity existing and expected in the market for the particular security. The process is subjective, and certain trades are more difficult to execute than others.

Compensation

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary.

NWQ annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals. In addition, Nuveen Investments, Inc. (“Nuveen”) annually participates in the McLagan compensation survey, and regularly benchmarks employee salaries, bonus, and total cash levels to ensure it remains competitive. Compensation is not calculated as a percentage of management or incentive fees.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability, and in the interest of employee and client interest alliance, NWQ’s bonus pool will be augmented based on investment performance exceeding applicable benchmarks. Individual bonuses are based primarily on the following:

●	Overall performance of client portfolios

●	Objective review of stock recommendations and the quality of primary research

●	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration, and work ethic

To further strengthen its incentive compensation package and to create an even stronger alignment with the long-term success of the firm, NWQ provides a number of other incentive opportunities through long-term employment contracts with certain senior executives, retention agreements, and an equity incentive plan with non-solicitation and non-compete provisions for participating employees. The equity incentive plan provides meaningful equity to participating employees that is similar to restricted stock, and vests over the next several years. Equity incentive plans allowing key employees of NWQ to participate in the firm’s growth over time have been in place since Nuveen’s acquisition of NWQ.

As of December 31, 2015, Ms. Thomas and Mr. Hwang did not own any shares in the Small Company Value Portfolio.

Pzena

Richard S. Pzena, John P. Goetz and Benjamin Silver manage Pzena’s portion of the Large Company Value Portfolio on behalf of Pzena. The tables below include details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of Messrs. Pzena, Goetz and Silver total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2015:

Richard S. Pzena

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	8	$9,205	2	$6,433
Other Pooled Investment Vehicles:	25	$697	-	-
Other Accounts:	86	$3,566	3	$709

John P. Goetz

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	11	$8,478	2	$5,120
Other Pooled Investment Vehicles:	41	$4,609	2	$370
Other Accounts:	56	$8,327	1	$70

Benjamin Silver

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	7	$7,644	1	$5,064
Other Pooled Investment Vehicles:	29	$692	—	—
Other Accounts:	106	$4,319	3	$715

Conflicts of interest may arise in managing a portion of the Large Company Value Portfolio’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product-specific basis. Thus, all large cap value Accounts, whether they be mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Large Company Value Portfolio.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Large Company Value Portfolio may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. Changes to the allocations made at the time of the creation of the order are only implemented if there is a partial fill for an order. Depending upon the size of the execution, Pzena may choose to allocate the executed shares pro rata, or on a random basis. As with all trade allocations, each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an Account from an otherwise acceptable IPO or new issue investment include the Account having FINRA restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders where doing so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the Large Company Value Portfolio and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team trade personally in securities investments made or to be made for the Large Company Value Portfolio or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests or its current investment strategy.

Proxy voting for the Large Company Value Portfolio and the other Accounts’ securities holdings may also pose certain conflicts. Pzena has identified the following areas of concern: (1) where Pzena manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) where Pzena manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; (3) where Pzena has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and (4) where a Pzena officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling. Pzena’s proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To attempt to prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Portfolio managers and other investment professionals at Pzena are compensated through a combination of fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. The portfolio managers’ bonuses are not specifically dependent upon the performance of the Large Company Value Portfolio relative to the performance of the Portfolio’s benchmark. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that they have made and are likely to make in the future. The time frame Pzena examines for bonus compensation is annual. Longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. All shares are voting shares (i.e., not phantom stock).

As of December 31, 2015, Messrs. Pzena, Goetz and Silver did not own any shares of the Large Company Value Portfolio.

Ranger

W. Conrad Doenges, portfolio manager of Ranger’s portion of the Small Company Growth Portfolio, is primarily responsible for the day-to-day management of other pooled investment vehicles and other advisory accounts. As of December 31, 2015, information on these other accounts is as follows:

W. Conrad Doenges

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	5	$620.58	0	$0
Other Pooled Investment Vehicles	7	$220.43	0	$0
Other Accounts	26	$898.85	0	$0

Conflicts of Interest

Ranger recognizes that there are conflicts of interests which are common to the investment industry and/or specific to Ranger, and implements policies and procedures which seek to mitigate such conflicts. As a fiduciary, Ranger has an affirmative duty to act in the best interests of its clients and to make full and fair disclosure of material facts, particularly where Ranger’s interests may conflict with those of its clients. Ranger’s compliance program requires each employee to act with integrity, competence, diligence, respect, and in an ethical manner when dealing with current and prospective clients, other employees and colleagues in the investment profession, and other participants in the global capital markets. Ranger expects employees to place the interests of clients above their own personal interest and to avoid any actual or potential conflicts of interest.

Multiple Clients

Ranger manages client accounts other than the Small Company Growth Portfolio. An inherent conflict to an advisor managing more than one client account is the potential for one client to receive less time, attention or investment opportunity than another client with either more assets under management or a more lucrative fee structure. Ranger’s compliance program addresses this potential conflict by requiring that orders for securities are aggregated and allocated on a pro rata basis in accordance with each account’s investment guidelines as determined exclusively by Ranger’s portfolio manager or his designee. Differences in allocation proportions may occur due to tax considerations, avoidance of odd lots or de minimis numbers of shares, and investment strategies of the accounts. In order to verify compliance with these policies and procedures, Ranger conducts regular reviews of the order allocation process.

As a general matter, Ranger believes that aggregation and pro rata allocation of orders for multiple client accounts is consistent with its duty to seek best execution for its clients. However, in any case in which Ranger believes that aggregation and pro rata allocation of a client order is not consistent with its duty to seek best execution, it will not affect the transaction on an aggregated basis

Personal Trading

Potential conflicts of interest may exist with respect to the personal trading activities of an advisor’s employee in relation to trading on behalf of such advisor’s clients. An employee trading securities in his or her account prior to trading the same security on behalf of clients (commonly known as “front-running”) is an example of such a conflict. To mitigate this conflict, Ranger prohibits employees from purchasing individual securities for their personal accounts. Employees are required to receive pre-clearance from Ranger’s Chief Compliance Officer prior to selling an individual security owned in a personal account they may have obtained prior to either their employment or adoption of Ranger’s current Personal Trading Policy.

Soft Dollars

Ranger seeks to employ a soft dollar policy that falls within the safe harbor established by Section 28(e) of the Securities Exchange Act of 1934. Ranger’s use of soft dollar credits to pay for research and brokerage products or services that might otherwise be borne by Ranger. Accordingly, there is a potential conflict of interest between a client’s interests in obtaining best execution and Ranger’s receipt of and payment for research through brokerage allocations as described above. To the extent Ranger obtains brokerage and research services that it otherwise would acquire at its own expense, Ranger may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

Research services, as that term is used in Section 28(e)(3), may include both services generated internally by a broker’s own research staff and services obtained by the broker from a third party research firm. The research services obtained may include a broad variety of financial and related information and services, including written or oral research and information relating to the economy, industries or industry segments, a specific company or group of companies, software or written financial data, electronic or other quotations or market information systems, financial or economic programs or seminars, or other similar services or information Ranger believes enhances its advisory functions and services. The soft dollar research Ranger obtains normally benefits many accounts rather than just the one(s) for which the order is being executed, and Ranger may not use all research in connection with the account(s) which paid commissions to the broker providing the research.

Generally, Ranger will attempt to place portfolio transactions with broker dealers who, in its opinion, provide the best combination of price and execution (including brokerage commissions). However, Ranger may pay a broker dealer a commission for effecting a transaction in excess of commission charged by another broker or dealer as long as Ranger makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.

To mitigate potential conflict of interest posed by soft dollar usage, Ranger implements compliance procedures to actively monitor soft dollar usage in context to its best execution policy. In addition, Ranger maintains an internal allocation procedure to identify those brokers who provided it with research and execution services that Ranger considers useful to its investment decision making process.

Ranger’s portfolio managers receive a salary, as well as a performance based bonus, which may potentially be multiples of an employee’s salary. The portfolio managers and sector managers with ownership also receive a profits interest which is a function of Ranger’s profitability after all operating expenses including bonuses.

Bonuses are a function of Ranger’s revenues, asset growth, how well the overall portfolio has performed, a team member’s contribution to the client service function, input to the investment process and willingness to work in a team environment.

If a portfolio manager should leave the firm, Ranger will, depending on the circumstances, either repurchase that individual’s profit interest in the firm, the value of which is based on a predetermined formula, or divest the employee of such ownership interest.

Ranger also tries to promote employee stability through 401(k) matching and an excellent healthcare package.

As of December 31, 2015, W. Conrad Doenges beneficially owned no securities of the Small Company Growth Portfolio.

Systematic

Systematic’s team of portfolio managers responsible for the day-to-day management of a portion of the Large Company Value Portfolio is comprised of D. Kevin McCreesh, Chief Investment Officer, and Ronald Mushock, Portfolio Manager. Mr. McCreesh and Mr. Mushock are both Managing Partners of Systematic and are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts.

As of December 31, 2015, information on these other accounts is as follows:

D. Kevin McCreesh

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	1	$44	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	46	$963	1	$727

Ronald Mushock

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	9	$2,704	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	159	$2,890	1	$68

Compensation

Certain Systematic employees share equity ownership with AMG as Partners, which may serve to incentivize Systematic’s investment professionals to perform successfully. The compensation package for portfolio managers, D. Kevin McCreesh and Ronald Mushock, both of whom are Managing Partners, consists of a fixed base salary and a share of the firm’s profits based on each partner’s respective individual ownership position in Systematic. Total compensation is influenced by Systematic’s overall profitability, and therefore is based in part on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other Systematic employees.

Potential Conflicts of Interest

Portfolio managers of Systematic oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. The simultaneous management of these diverse accounts and specific client circumstances may create perceived conflicts of interest related to differences in the investment management fees charged and unequal time and attention devoted to certain accounts. However, Systematic recognizes its affirmative duty to treat all accounts fairly and equitably over time and maintains a series of controls in furtherance of this goal.

Generally, portfolio managers apply investment decisions to all accounts utilizing a particular strategy on a pro-rata basis, while also accounting for varying client circumstances, including client objectives and preferences, instructions, restrictions, account size, cash availability and current specific needs.

Nevertheless, during the normal course of managing assets for multiple clients of different types and asset levels, portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve, without limitation, investment security selection, employee personal securities trading, proxy voting and the allocation of investment opportunities. To mitigate these potential conflicts and ensure its clients are not negatively impacted by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures that are overseen by compliance professionals and, in Systematic’s view, reasonably designed to prevent and detect conflicts.

For example, Systematic’s Code of Ethics restricts employees’ personal securities trading, forbids employees from giving, soliciting or accepting inappropriate gifts and entertainment and requires employees to receive explicit approval prior to serving as a board member or officer of a public company or rendering outside investment advice. Additionally, to effectively remove conflicts of interest related to voting proxies for accounts that have delegated such authority to Systematic, Systematic has a Proxy Voting Policy that provides for an independent third-party proxy voting agent, which agent’s pre-determined voting policy guidelines Systematic has adopted. Systematic’s Allocation and Aggregation and Trade Error Correction policies similarly seek to reduce potential conflicts of interest by promoting the fair and equitable allocation of investment opportunities among client accounts over time and the consistent resolution of trading errors.

Notably, Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds a majority interest in Systematic through AMG’s wholly-owned subsidiary, Titan NJ LP Holdings LLC. Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic. The AMG Affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients.

As of December 31, 2015, Messrs. McCreesh and Mushock beneficially owned no securities of the Large Company Value Portfolio.

WCM

WCM Investment Management (“WCM”), located at 281 Brooks Street, Laguna Beach, CA 92651, acts as subadviser to the International Fund pursuant to a subadvisory agreement with Wilshire. WCM is 100% owned by its employees. Its two co-CEOs, Paul R. Black and Kurt R. Winrich, CFA, each own more than 25% of WCM. WCM’s portion of the International Fund is team managed by Paul R. Black, Peter J. Hunkel, Michael R. Trigg, and Kurt R. Winrich, CFA. The portfolio managers jointly manage other accounts. As of December 31, 2015, information on these other accounts is as follows:

Paul R. Black, Peter J Hunkel, Michael B. Trigg and Kurt R Winrich, CFA

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in millions)
Registered investment companies	18	$4,987.02	0	$0
Other pooled investment vehicles	9	$571.85	0	$0
Other advisory accounts	247	$5,432.85	4	$598.93

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, WCM will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with WCM’s trade allocation policy.

Compensation. WCM’s compensation practices employ a multi-pronged approach and play an important role in rewarding and retaining key investment professionals. To be clear, compensation arrangements are not determined on the basis of the performance of specific funds or accounts managed.

Base Salaries: all investment professionals receive competitive base salaries reflective of their role and contribution to the team.

Bonuses: Additional compensation comes in the form of bonuses and/or equity distributions.

Being a 100% employee-owned firm, WCM groups its investment professionals into two categories with respect to bonuses and/or equity distributions: Principal Owners (owners of more than the 3% of the firm), and Regular Owners & Others (owners of 0% to 3%).

For Regular Owners & Others, the bulk of this additional cash compensation will be discretionary bonuses. WCM uses a qualitative, discretionary bonus system to incentivize and reward its team members based primarily on their contribution to team results. Individual performance is not ignored, but it does play a subordinate role to team success. These evaluations are made on a regular basis by the research team leaders, utilizing a review system that begins with a return-on-time assessment for each professional and is then reviewed and approved by the firm’s leadership team.

For Principal Owners, all of their cash compensation above the base salary consists of equity distributions, which of course are determined by firm profitability and ownership percentage. All four of the WCM portfolio managers of the Fund fall into this Principal Owner category and together own over 75% of the firm.

Employee Benefit Plan: All employees participate in the WCM Employee Savings Plan (401(k)). The plan allows employee deferrals and also includes a substantial profit-sharing component determined at each year end.

As of December 31, 2015, Messrs. Black, Hunkel, Trigg and Winrich beneficially owned no securities of the Fund.

Victory Capital

Erick F. Maronak, Scott R. Kefer, Jason E. Dahl and Michael B. Koskuba, portfolio managers of Victory Capital’s portion of the Large Company Growth Portfolio are also primarily responsible for the day-to-day management of a registered investment company and other advisory accounts. As of December 31, 2015, information on these other accounts is as follows:

Erick F. Maronak, Jason E. Dahl and Michael B. Koskuba

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	1	$79.87	0	$0
Other Pooled Investment Vehicles	2	$115.36	0	$0
Other Accounts	18	$2,075.20	0	$0

Scott R. Kefer

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	2	$90.19	0	$0
Other Pooled Investment Vehicles	2	$115.36	0	$0
Other Accounts	18	$2,075.20	0	$0

Conflicts of Interest

Victory Capital states that its portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between the Fund and another account, raise conflict of interest issues. The Fund and Victory Capital have policies and procedures in place, including Victory Capital’s internal review process, that are intended to mitigate those conflicts.

Compensation

Victory Capital states that it has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success.

Each of the Victory Capital portfolio managers receives a base salary plus an annual incentive bonus for managing the Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). Victory Capital states that a portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital states that it monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information. Each of the portfolio management teams employed by Victory Capital may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or their Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory Capital states that its portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

As of December 31, 2015, Messrs. Maronak, Kefer, Dahl and Koskuba did not own any shares of the Large Company Growth Portfolio.

SEC Exemptive Order

The SEC has issued an order (the “Order”) to Wilshire and the Company exempting them from the 1940 Act requirement to submit to stockholders new or materially amended subadvisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to subadvisers. The Order provides that Wilshire may identify, retain and compensate subadvisers that are not “affiliated persons” of Wilshire as defined in the 1940 Act, to manage all or portions of the Portfolios. Wilshire is responsible for, among other things: setting each Portfolio’s investment strategy and structure; selecting subadvisers; ongoing monitoring and evaluation of subadvisers; implementing procedures to ensure that subadvisers comply with the Portfolios’ investment objectives, policies and guidelines/restrictions; terminating subadvisers; and reallocating assets among subadvisers. Wilshire may allocate portions of each Portfolio’s assets among multiple subadvisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a Portfolio and each Portfolio as a whole; and terminate subadvisers to the extent necessary to achieve the overall objective of the Portfolios. Wilshire’s criteria for termination of a subadviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions: (1) prior to becoming effective with respect to a Portfolio, the stockholders of such Portfolio would approve operation of such Portfolio in the manner described above (the stockholders of the Portfolios approved such operation on March 29, 2002); (2) a Portfolio’s prospectus would describe the Order; (3) if a new subadviser were retained or a subadvisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the subadvisory agreement, except for certain fee information; (4) the majority of the Board would be independent, and new Independent Directors would be nominated by such existing Independent Directors; (5) in approving any change in subadviser, the Board would find that such change is in the best interests of a Portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to a Portfolio on a quarterly basis; (7) whenever a subadviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no Director or officer of the Company or Wilshire would own any interest in any subadviser, subject to certain exceptions; and (9) the Independent Directors of the Company would engage independent counsel to represent them.

Service Agreements

Administrator. The Company has entered into an Administration Agreement, dated May 30, 2008, with SEI Investments Global Funds Services (“SEI” or “Administrator”), a Delaware statutory trust. SEI is located at One Freedom Valley Drive, Oaks, PA 19456, and is an affiliate of the Distributor. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. SEI Investments Management Corporation, and its subsidiaries and affiliates, including the Administrator, are leading providers of portfolio evaluation services, fund accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Under the Administration Agreement, the Administrator provides the Company with portfolio accounting services, administration services and certain other services as may be required by the Company. The Administrator prepares tax returns, reports to the Portfolios’ shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect a Portfolio; assists in the preparation of quarterly board materials; and generally assists in all aspect of a Portfolio’s operations, other than providing legal or investment advice. The Administrator is paid an asset based fee for these services, subject to certain minimums.

The following table describes the administration fees paid by each Portfolio to SEI for the years ended December 31, 2013, December 31, 2014 and December 31, 2015:

2013

Portfolio	Administration Fee Payable	Reduction in Fee	Net Fee Paid
Large Company Growth Portfolio	$203,656	$0	$203,656
Large Company Value Portfolio	$90,573	$0	$90,573
Small Company Growth Portfolio	$15,571	$0	$15,571
Small Company Value Portfolio	$17,885	$0	$17,885
Wilshire 5000 IndexSM Fund	$126,449	$0	$126,449
Wilshire International Equity Fund	$51,106	$0	$51,106
Wilshire Income Opportunities Fund(1)	N/A	N/A	N/A

(1)	Wilshire Income Opportunities Fund commenced operations March 30, 2016

2014

Portfolio	Administration Fee Payable	Reduction in Fee	Net Fee Paid
Large Company Growth Portfolio	$195,075	$0	$195,075
Large Company Value Portfolio	$104,761	$0	$104,761
Small Company Growth Portfolio	$20,854	$0	$20,854
Small Company Value Portfolio	$22,932	$0	$22,932
Wilshire 5000 IndexSM Fund	$171,553	$0	$171,553
Wilshire International Equity Fund	$76,616	$0	$76,616
Wilshire Income Opportunities Fund(1)	N/A	N/A	N/A

(1)	Wilshire Income Opportunities Fund commenced operations March 30, 2016

2015

Portfolio	Administration Fee Payable	Reduction in Fee	Net Fee Paid
Large Company Growth Portfolio	$166,697	$0	$166,697
Large Company Value Portfolio	$82,249	$0	$82,249
Small Company Growth Portfolio	$20,237	$0	$20,237
Small Company Value Portfolio	$21,475	$0	$21,475
Wilshire 5000 IndexSM Fund	$160,799	$0	$160,799
Wilshire International Equity Fund	$130,033	$0	$130,033
Wilshire Income Opportunities Fund(1)	N/A	N/A	N/A

(1)	Wilshire Income Opportunities Fund commenced operations March 30, 2016

Expenses

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by SEI, Wilshire or the Distributor. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of SEI, Wilshire or the Distributor or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company’s existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders’ reports and meetings; costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among the Portfolios on a basis determined by Wilshire, subject to supervision by the Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

Distributor. Pursuant to a Distribution Agreement dated May 30, 2008, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor (the “Distributor”) for the continuous offering of shares of the Company and acts as agent of the Portfolios in the sale of their shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Portfolios’ shares.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of the Company, including the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to a Portfolio at any time without penalty by the Company or by the Distributor upon 60 days’ notice. Termination by the Company with respect to a Portfolio may be by vote of a majority of the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of a Portfolio, as defined under the 1940 Act. The Distribution Agreement may not be amended with respect to a Portfolio to increase the fee to be paid by the Portfolio without approval by a majority of the outstanding voting securities of such Portfolio and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement.

For the fiscal years ended December 31, 2013, December 31, 2014 and December 31, 2015, the Distributor received the following in distribution fees from the Portfolios:

Portfolio	2013
Large Company Growth Portfolio	$265,684
Large Company Value Portfolio	$132,444
Small Company Growth Portfolio	$17,582
Small Company Value Portfolio	$29,320
Wilshire 5000 IndexSM Fund	$295,203
Wilshire International Equity Fund	$51,424
Wilshire Income Opportunities Fund(1)	N/A

(1)	Wilshire Income Opportunities Fund commenced operations March 30, 2016

Portfolio	2014
Large Company Growth Portfolio	$265,898
Large Company Value Portfolio	$152,044
Small Company Growth Portfolio	$24,610
Small Company Value Portfolio	$33,250
Wilshire 5000 IndexSM Fund	$449,357
Wilshire International Equity Fund	$26,953
Wilshire Income Opportunities Fund(1)	N/A

(1)	Wilshire Income Opportunities Fund commenced operations March 30, 2016

Portfolio	2015
Large Company Growth Portfolio	$269,335
Large Company Value Portfolio	$144,097
Small Company Growth Portfolio	$29,033
Small Company Value Portfolio	$39,297
Wilshire 5000 IndexSM Fund	$378,827
Wilshire International Equity Fund	$14,990
Wilshire Income Opportunities Fund(1)	N/A

(1)	Wilshire Income Opportunities Fund commenced operations March 30, 2016

Service and Distribution Plan

The Service and Distribution Plan (the “Plan”) of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Investment Class Shares of the Portfolios by vote of the majority of both (a) the Directors of the Company and (b) those Independent Directors who have no direct or indirect financial interest in the operation of the Plan or any agreement related to it, in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Investment Class shares of each of the Portfolios reimburses the Distributor for its distribution and shareholder services expenses (the “Distribution Fee”) at an annual rate of up to 0.25% of the average daily net assets of each such Portfolio attributable to Investment Class shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine.

The Plan will continue in effect with respect to the Investment Class Shares of a Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding shares of the Investment Class Shares of a Portfolio. The Plan may be terminated at any time with respect to the Investment Class Shares of a Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Investment Class Shares of a Portfolio. Amounts spent on behalf of the Investment Class Shares of each Portfolio pursuant to such Plan during the fiscal year ended December 31, 2015 are set forth below.

Portfolio	Printing	Advertising	Compensation to Broker Dealers	Compensation to Sales Personnel	Other	Reimbursements	Total
Large Company Growth Portfolio	$0	$0	$260,842	$6,425	$1,432	$1,500	$270,199
Large Company Value Portfolio	$0	$0	$142,205	$3,080	$1,046	$0	$146,331
Small Company Growth Portfolio	$0	$0	$27,468	$680	$3,164	$1,500	$32,811
Small Company Value Portfolio	$0	$0	$37,077	$817	$737	$0	$38,631
Wilshire 5000 IndexSM Fund	$0	$0	$374,033	$8,420	$552	$17,652	$402,101
Wilshire International Equity Fund	$0	$0	$14,682	$386	$775	$0	$15,857
Wilshire Income Opportunities Fund(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Wilshire Income Opportunities Fund commenced operations March 30, 2016

Shareholder Servicing Plan

Each Portfolio has adopted a shareholder services plan for both its Investment Class Shares and Institutional Class Shares to pay the expenses associated with certain shareholder servicing arrangements with third parties. Payments of such fees to any such shareholder service provider may be made by the Investment Class Shares and Institutional Class Shares annually of up to 0.20% and 0.15%, respectively, of a Portfolio’s average net assets attributable to the shares held by such service provider.

Custodian

Northern Trust Company (“Northern Trust”), 50 S. LaSalle Street, Chicago, Illinois 60603, serves as custodian of the assets of the Fund. Under the Custody Agreement, Northern Trust maintains the Fund’s securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custody Agreement.

Transfer Agent

DST Systems, Inc. (“DST”), 333 W. 11th Street, Kansas City, MO 64105, serves as the Company’s transfer agent and dividend disbursing agent.

Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Company’s independent registered public accounting firm.

CODE OF ETHICS

The Board has adopted a joint Code of Ethics for the Company and Wilshire, pursuant to Rule 17j-1 under the 1940 Act (the “Code”). The Code restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Portfolio investment personnel.

Each person covered by the Code is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by a Portfolio. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of a Portfolio within periods of trading by a Portfolio in the same security, and a ban on short-term trading in securities. Investment personnel are required to pre-clear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The pre-clearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, each Subadviser has adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolios.

PROXY VOTING POLICY AND PROCEDURES

The Subadvisers have been delegated the responsibility for voting the Portfolios’ proxies pursuant to the Investment Subadvisory Agreements. Each Subadviser votes proxies according to proxy voting policies, which are described in Appendix A. Wilshire monitors the Subadvisers’ compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with a Subadviser’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of each Portfolio during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or each Subadviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (i) without charge, upon request, by calling 1-888-200-6796, or (ii) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of the Subadvisers is summarized in Appendix A.

PORTFOLIO TRANSACTIONS

Each Subadviser supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the portion of each Portfolio it serves. In this capacity, each Subadviser allocates portfolio transactions among broker-dealers in the best judgment of the Subadviser and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to the Subadvisers. Information so received is in addition to and not in lieu of services required to be performed by the Subadvisers and their fees are not reduced by the receipt of such supplemental information. Such information may be useful to the Subadvisers in serving both the Portfolios and other clients which they advise and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Subadvisers in carrying out their obligations to the Portfolios. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Portfolios will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Each Subadviser has procedures in place to monitor best execution. Neither Wilshire nor any of the Subadvisers considers the sale of each Portfolio’s shares in selecting brokers to effect Portfolio transactions.

Although each Subadviser makes investment decisions for a Portfolio independently from those of its other accounts, investments of the kind made by a Portfolio may often also be made by such other accounts. When a Subadviser buys or sells the same security at substantially the same time on behalf of a Portfolio and one or more other accounts managed by that Subadviser, it allocates available investments by such means as, in its judgment, result in fair treatment. Each Subadviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Portfolio and its other managed accounts, and the price paid to or received by the Portfolio and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Portfolio or the size of the position purchased or sold by the Portfolio.

Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, each Portfolio’s turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, each Subadviser attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure.

To the extent directed by management of the Fund in writing, the Adviser will direct or suggest to the subadviser to execute purchases and sales of portfolio securities for the Fund through brokers or dealers designated by management of the Fund to the Adviser for the purpose of providing direct benefits to the Fund, subject to subadviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and the Fund may receive less favorable prices, than those which a subadviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund. For the fiscal year ended December 31, 2015, at Wilshire’s request, the Company’s subadvisers directed approximately $69,461,082.62 of transactions to implement a brokerage commission recapture program. These transactions generated $42,451.81 in commissions of which approximately $13,292.32 was retained by the Distributor and $23,743.00 was returned to the Portfolios to offset Portfolio operating expenses.

For the fiscal years ended December 31, 2015, 2014 and 2013, each Portfolio paid total brokerage commissions as follows:

Portfolio	2015	2014	2013
Large Company Growth Portfolio	$163,610	$200,600	$259,078
Large Company Value Portfolio	$69,084	$110,666	$119,777
Small Company Growth Portfolio	$27,696	$38,620	$32,417
Small Company Value Portfolio	$25,019	$47,199	$31,715
Wilshire 5000 IndexSM Fund	$21,092	$19,473	$4,280
Wilshire International Equity Fund	$220,966	$262,787	$159,717
Wilshire Income Opportunities Fund(1)	N/A	N/A	N/A

(1)	The Wilshire Income Opportunities Fund commenced operations on March 30 ,2016

As of December 31, 2015, each Portfolio held the following securities of their regular brokers or dealers as follows:

Brokers or Dealers	Market Value
Large Company Growth Portfolio	$0
Large Company Value Portfolio
JP Morgan Chase & Co.	$3,189,000
Bank of America	$2,892,000
Goldman Sachs Inc.	$1,102,000
Citigroup	$2,567,000
Small Company Growth Portfolio	$0
Small Company Value Portfolio	$0
Wilshire 5000 IndexSM Fund
JP Morgan Chase & Co.	$2,655,000
Bank of America	$2,009,000
Citigroup	$1,782,000
Wilshire International Equity Fund	$0
Wilshire Income Opportunities Fund(1)	N/A

(1)	The Wilshire Income Opportunities Fund commenced operations on March 30 ,2016

NET ASSET VALUE

The NAV per share of each class of each Portfolio is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. ET, on each day the NYSE is open for trading.

Each Portfolio sells and redeems its shares at NAV per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily NAV of each Portfolio’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of a Portfolio less its liabilities. The price at which a purchase is effected is based on the next calculated NAV after the order is received by the Portfolio. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than on National Association of Securities Dealers Automated Quotation “NASDAQ”) in the U.S. are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASDAQ System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the NYSE. In the event market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose values are considered unreliable because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost if the Pricing Committee concludes it approximates fair value. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

PURCHASE OF PORTFOLIO SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Buy Portfolio Shares.” The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Portfolio’s shares.

Transactions Through Securities Dealers. Portfolio shares may be purchased and redeemed through securities dealers, which may charge a transaction fee for such services. Some dealers will place the Portfolios’ shares in an account with their firm. Dealers also may require that the customer invest more than the minimum investment, the customer not request redemption checks to be issued in the customer’s name, the customer not purchase fractional shares, or other conditions.

There is no sales or service charge to individual investors by the Company or by the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Company. The Company understands that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; and assistance with inquiries related to their investment. Any such fees may be deducted from the investor’s account monthly and on smaller accounts could constitute a substantial portion of any distribution by the Portfolios. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Portfolios directly through the Distributor without any maintenance or service charges, other than those described above.

In-Kind Purchases. Payments for each Portfolio’s shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for a Portfolio. For further information about this form of payment, please contact DST. Generally, securities which are accepted by the Company as payment for a Portfolio’s shares will be valued using a Portfolio’s procedures for valuing its own shares at the time a Portfolio’s NAV is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of a Portfolio and must be delivered to a Portfolio upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to a Portfolio and are not subject to any restriction on sale by a Portfolio under the Securities Act of 1933, as amended, or otherwise; and (3) a Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purposes on the securities that are used for such a payment.

REDEMPTION OF PORTFOLIO SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Sell Portfolio Shares.”

Wire Redemption Privilege. By using this privilege, the investor authorizes DST to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by DST to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if DST receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor’s bank is necessary to avoid a delay in crediting the funds to the investor’s bank account.

To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to DST. This request must be signed by each shareholder, with each signature guaranteed as described below under “Signatures.”

Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account. Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if you redeem more than $50,000, your address of record has changed in the last 60 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization. Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. Please contact Shareholder Services at 1-888-200-6796 for more information. The Fund participates in the Paperless Legal Program. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of a Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as a Portfolio’s investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.

Suspension of Redemptions. The Company may suspend the right of redemption with respect to any Portfolio or postpone the date of payment (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year’s Day, Presidents’ Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

SHAREHOLDER SERVICES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “Shareholder Information.”

Exchanges. By using the Telephone Exchange Privilege, you authorize DST to act on telephonic instructions from any person representing himself or herself to be you and reasonably believed by DST to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted.

To establish a personal retirement plan by exchange, shares of a Portfolio being exchanged must have a value of at least the minimum initial investment required for a Portfolio into which the exchange is being made. For Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan (“SEP-IRAs”) with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the Portfolios of the Company. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

The exchange service is available to shareholders residing in any state in which shares of a Portfolio being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

The Company reserves the right to reject any exchange request in whole or in part. The exchange service may be modified or terminated at any time upon notice to shareholders.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences or a discussion of circumstances applicable to certain types of shareholders. Investors are therefore advised to consult their tax advisers before making an investment decision.

Regulated Investment Companies

The Company’s management believes that each Portfolio qualified as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “IRC”), for the fiscal year ended December 31, 2015 and intends to meet the same qualifications for the fiscal year ending December 31, 2016. Qualification as a regulated investment company relieves a Portfolio from any liability for federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the IRC. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, a Portfolio will not be liable for federal income tax provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the IRC requires, among other things, that each Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers (other than the securities of other regulated investment companies) which the Portfolio controls and which are determined to be engaged in the same, similar or related trades or businesses, or of one or more qualified publicly traded partnerships; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid and net tax-exempt interest income, if any.

Because the Index Fund is established in part as an investment for certain insurance variable annuity contracts, the IRC imposes additional diversification requirements on the Fund. Generally, these requirements are that at each calendar quarter end or within 30 days thereafter no more than 55% of the value of the Fund’s total assets may be in any one investment, no more than 70% of the value in any two investments, no more than 80% of the value in any three investments, and no more than 90% of the value in any four investments.

A Portfolio generally will be subject to a nondeductible federal excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, a Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income for previous years. The Portfolios intend to make timely distributions of their income in compliance with these requirements and anticipate that they will not be subject to the excise tax.

Dividends paid by a Portfolio from ordinary income, and distributions of a Portfolio’s net realized short-term capital gains, are generally taxable for federal income tax purposes to its shareholders as ordinary income. Certain distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and distributions to individual and other noncorporate shareholders will be eligible for taxation at long-term capital gain rates, to the extent that the income of the Portfolios is derived from certain qualifying dividends. Dividend income earned by a Portfolio will be so eligible only if a Portfolio has satisfied certain holding period and other requirements. In addition, the shareholder must meet certain holding period and other requirements with respect to his or her Portfolio shares. After the end of its taxable year, each Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the IRC. Net capital gain distributions are not eligible for the dividends received deduction or qualified dividend income treatment.

Under the IRC, any distributions designated as being made from net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to a Portfolio’s shareholders as long-term capital gains, regardless of the holding period of the shares held by such shareholders. Such distributions of net capital gains will be designated by each Portfolio as a capital gains distribution in a written notice to its shareholders. The maximum federal income tax rate applicable to long-term capital gains is 20% for individual and other noncorporate shareholders. Corporate shareholders are taxed on long-term capital gains at the same rates as ordinary income. Dividends and distributions are taxable whether received in cash or reinvested in additional shares of a Portfolio.

A dividend or distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such dividends or distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the dividends or distributions are declared, rather than the calendar year in which the dividends or distributions are received.

The sale, exchange or redemption of shares of a Portfolio may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Portfolio will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of a Portfolio will be disallowed if other shares of the Portfolio or other substantially identical stock or securities are acquired (including through reinvestment of dividends) within 30 days before or after the disposition. In such a case, the basis of the newly purchased stock or securities will be adjusted to reflect the disallowed loss. A shareholder’s ability to utilize capital losses may be limited by the IRC.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Any dividend or distribution paid shortly after an investor’s purchase may have the effect of reducing the aggregate NAV of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense and subject to federal income tax. This is referred to as “buying a dividend.”

Hedging Transactions

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the IRC. “Conversion transactions” are defined to include certain futures, option and “straddle” transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury Regulations to be issued in the future.

Under Section 1256 of the IRC, a gain or loss realized by a Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the sale or lapse of such futures as well as from closing transactions. In addition, any such futures positions that are open at the end of a Portfolio’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

Offsetting positions held by a Portfolio involving financial futures may constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. The federal income tax treatment of straddles is governed by Sections 1092 and 1258 of the IRC, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the IRC. As such, all or a portion of any short- or long-term capital gain from certain “straddle” and/or conversion transactions may be recharacterized as ordinary income.

If a Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as “mixed straddles” if the futures transactions comprising such straddles were governed by Section 1256 of the IRC. A Portfolio may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results to a Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by a Portfolio, losses realized by a Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the IRC, a Portfolio may recognize gain if it enters into a short sale of, or a forward or futures contract to deliver, the same or substantially identical property relating to an appreciated direct position held by the Portfolio. Such transactions may be considered constructive sales of the appreciated direct position for federal income tax purposes.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Portfolio may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service may not agree with the Portfolio’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the Internal Revenue Service (which could apply retroactively) that could affect the timing, character and amount of a Portfolio’s income and gains and distributions to shareholders, affect whether the Portfolio has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Portfolio may invest in certain derivatives and other investments in the future.

Other Investments

If a Portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Portfolio elects to include market discount in income currently), the Portfolio must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Portfolio must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Portfolio may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Portfolio invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Portfolio elects to include the market discount in income as it accrues.

A Portfolio’s investment in lower-rated or unrated debt securities may present issues for the Portfolio if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

To the extent a Portfolio invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of a Portfolio’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. None of the Portfolios (except the International Fund, see below) expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Portfolio, with the result that the Portfolio’s net investment income will be reduced by the foreign taxes paid by the Portfolio and the Portfolio’s shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. For example, if a Portfolio sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss.

The International Fund may qualify for and make an election permitted under the “pass through” provisions of Section 853 of the Code, which allows a regulated investment company to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund’s total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must have distributed at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest income. If the International Fund makes this election, it may not take any foreign tax credit, and may not take a deduction for foreign taxes paid. However, the Fund would be allowed to include the amount of foreign taxes paid in a taxable year in its dividends-paid deduction. Each shareholder would then be required to: (1) include in gross income (in addition to taxable dividends actually received) its pro rata share of such foreign taxes paid by the Fund; (2) treat its pro rata share of such foreign taxes as having been paid by it; and (3) either deduct its pro rata share of such foreign taxes in computing its taxable income or use it as a foreign tax credit against its U.S. federal income taxes, subject in both cases to certain limitations. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, the character of the income or capital gains that a Portfolio receives from another investment company, including certain ETFs, will pass through to the Portfolio’s shareholders as long as the Portfolio and the other investment company each qualify as regulated investment companies. However, if a Portfolio invests in another investment company that qualifies as a regulated investment company and the investment company realizes net losses on its investments for a given taxable year, the Portfolio will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Portfolio does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Portfolio will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Portfolio will be required to distribute to shareholders will be greater than such amounts would have been had the Portfolio invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Portfolio (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Portfolio invested directly in the securities held by the investment companies in which it invests.

Other Tax Information

The Portfolios may be required to withhold for U.S. federal income taxes 28% of all distributions and redemption proceeds payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified (or if the Company is notified) by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the IRC are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of a Portfolio may differ from federal income tax treatment. Distributions to shareholders may be subject to additional state and local taxes.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Portfolio, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty). However, a Portfolio will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to qualified short-term gain (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Portfolio and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Portfolio. A Portfolio may choose not to designate such amounts.

Sections 1471-1474 of the IRC and the U.S. Treasury and Internal Revenue Service guidance issued thereunder (collectively “FATCA”) generally require a Portfolio to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Portfolio may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Portfolio dividends and distributions and on the proceeds of the sale, redemption, or exchange of Portfolio shares. A Portfolio may disclose the information that it receives from (or concerning) its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Special rules apply to foreign persons who receive distributions from a Portfolio that are attributable to gain from “United States real property interests” (“USRPIs”). The IRC defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The IRC defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Portfolio is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Portfolio that are attributable to (a) gains realized on the disposition of USRPIs by the Portfolio and (b) distributions received by the Portfolio from a lower-tier regulated investment company or REIT that the Portfolio is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of the Portfolio, such distributions received by the shareholder with respect to such class of stock will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Portfolio will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons (i.e., those whose interest in the Portfolio did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Portfolio that such distribution is qualified short-term gain or net capital gain) and the Portfolio must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons.

In addition, if a Portfolio is a United States real property holding corporation or former United States real property holding corporation, the Portfolio may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

Capital Loss Carry Forwards

At December 31, 2015, the following Portfolios had available for federal income tax purposes unused capital losses as follows:

Portfolio

	Expiring December 31,
	2017	2018
Wilshire 5000 IndexSM Fund	$21,728,203	$2,464

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Portfolio will generally be able to carry forward such capital losses indefinitely. A Portfolio’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

The foregoing is only a summary of certain federal income tax rules affecting a Portfolio and its investors. Shareholders should consult their own tax advisers regarding specific questions as to federal, foreign, state or local taxes in light of their particular circumstances.

OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has seven Portfolios—Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire International Equity Fund—each of which has multiple classes of shares. Prior to April 14, 2009, the Wilshire 5000 IndexSM Fund was named the Dow Jones Wilshire 5000 IndexSM Portfolio and prior to April 2, 2013, the Wilshire International Equity Fund was named the Wilshire Large Cap Core Plus Fund.

Unless the Company consents in writing to a selection of an alternative forum, the sole and exclusive form for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owned by any Director, officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the General Corporation Law or the Company’s articles of incorporation (“Charter”) or the Company’s by-laws (“By-Laws”), (d) any action to interpret, apply, enforce or determine the validity of the Charter or these By-Laws or (e) any action asserting a claim governed by the internal affairs doctrine shall be the Circuit Court for Baltimore City, Maryland, or, if the Circuit Court for Baltimore City, Maryland does not have jurisdiction, the U.S. District Court for the District of Maryland, Baltimore Division (each, a “Covered Action”). Any person purchasing or otherwise acquiring or holding any interest in shares of stock of the Company shall be (i) deemed to have notice of and consented to the provisions of Article IX of the By-Laws, and (ii) deemed to have waived any argument relation got the inconvenience of the forums referenced above in connection with any action or proceeding described in Article IX of the By-Laws.

If any Covered Action is filed in a court other than the Circuit Court for Baltimore City, Maryland or the U.S. District Court for the District of Maryland, Baltimore Division (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the Circuit Court for Baltimore City, Maryland or the U.S. District Court for the District of Maryland, Baltimore Division in connection with any action brought in any such courts to enforce the first paragraph of Article IX of the By-Laws (an “Enforcement Action”) and (b) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

If any provision or provisions of Article IX of the By-Laws shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of Article IX of the By-Laws (including, without limitation, each portion of any sentence of Article IX of the By-Laws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.

The title of each class of each Portfolio is as follows:

Large Company Growth Portfolio:
Large Company Growth Portfolio – Investment Class Shares
Large Company Growth Portfolio – Institutional Class Shares

Large Company Value Portfolio:
Large Company Value Portfolio – Investment Class Shares
Large Company Value Portfolio – Institutional Class Shares

Wilshire 5000 IndexSM Fund:
Wilshire 5000 IndexSM Fund – Investment Class Shares
Wilshire 5000 IndexSM Fund – Institutional Class Shares
Wilshire 5000 IndexSM Fund – Horace Mann Class of Shares
Wilshire 5000 IndexSM Fund – Qualified Class of Shares

Small Company Growth Portfolio:
Small Company Growth Portfolio – Investment Class Shares
Small Company Growth Portfolio – Institutional Class Shares

Small Company Value Portfolio:
Small Company Value Portfolio – Investment Class Shares
Small Company Value Portfolio – Institutional Class Shares

Wilshire International Equity Fund:
Wilshire International Equity Fund – Investment Class Shares
Wilshire International Equity Fund – Institutional Class Shares

Wilshire Income Opportunities Fund:
Wilshire Income Opportunities Fund – Investment Class Shares
Wilshire Income Opportunities Fund – Institutional Class Shares

Each share of a Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of a Portfolio have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act (“Rule 18f-2”) provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 under the 1940 Act (“Rule 18f-3”) makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class’ arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Company will send annual and semi-annual financial statements to all of the Portfolios’ shareholders.

FINANCIAL STATEMENTS

The Company’s audited financial statements for the Portfolios, except for the Income Fund which commenced operations on March 30, 2016, are contained in the Portfolios’ annual report for the fiscal year ended December 31, 2015 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, 2001 Market Street, Suite 1800, Philadelphia, PA 19103, whose report thereon appears in such annual report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

APPENDIX A – PROXY VOTING POLICIES

Cambiar

Objective: The objective of Cambiar Investors, LLC’s (“Cambiar”) proxy voting process is to seek to maximize the long-term investment performance of our client accounts by exercising delegated voting authority over proxies in clients’ best economic interests as determined by Cambiar in good faith after appropriate review. Cambiar will use reasonable best efforts to vote proxies for which it receives ballots in good order and in a timely manner. Proxies will be voted or otherwise processed (such as by a decision to abstain from voting or to take no action) consistent with Cambiar’s Proxy Voting Policies and Procedures (“Proxy Voting Policies”).

Policy: The objective of Cambiar Investors, LLC’s (“Cambiar”) proxy voting process is to seek to maximize the long-term investment performance of our client accounts by exercising delegated voting authority over proxies in clients’ best economic interests as determined by Cambiar in good faith after appropriate review. Cambiar will use reasonable best efforts to vote proxies for which it receives ballots in good order and in a timely manner. Proxies will be voted or otherwise processed (such as by a decision to abstain from voting or to take no action) consistent with Cambiar’s Proxy Voting Policies and Procedures (“Proxy Voting Policies”).

●

Cambiar’s analysis of a proxy proposal can lead it to conclude that a particular management or board recommendation may not be in clients’ best interests. In these circumstances, Cambiar may, in its sole discretion, choose to vote against a management or board recommendation based on its analysis, if such action appears more consistent with the best interests of clients.

●

In certain circumstances, such as when a proxy issuer is also a client of Cambiar, a potential material conflict in how the proxies are voted may arise between Cambiar’s interests and the interests of affected clients. In the event there exists a material conflict of interest between Cambiar and the interests of one or more clients in how proxies are voted, Cambiar has adopted procedures that are designed to resolve such conflicts. In such situations, Cambiar may vote these ballots as recommended by an independent, third-party proxy research provider.

●

Cambiar may abstain from voting or take no action on certain proxy proposals. Instances when this might occur include, but are not limited to, proxies issued by companies that Cambiar has decided to sell, proxies issued by companies that Cambiar did not select for a client portfolio, or proxies issued by foreign companies, as described further below.

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Special challenges may arise in connection with voting proxies for companies organized in foreign countries or subject to foreign securities laws. Certain foreign markets, for example, may require that the securities positions be held or “blocked” for extended periods leading up to (or even following) the meeting. Because foreign markets may impose these or other types of burdensome or expensive voting requirements, Cambiar may choose, in its discretion, to abstain or take no action on these proxies. For certain foreign securities held in depositary receipt form, Cambiar may not have the option to vote proxies as the receipt issuer may not pass through to receipt holders the voting rights of the ordinary shares.

●

Cambiar may use an independent, third-party proxy service provider to assist in the ministerial and administrative aspects of voting proxies, including assisting in preparing ballots and reports, casting votes, maintaining voting records, and disclosing voting information to clients. Cambiar will use reasonable best efforts to periodically reconcile available votes or votes cast by the proxy service provider against shares held in client accounts in an effort to ensure that Cambiar is receiving and voting proxies for those clients and relationships for which it has voting authority.

●

Cambiar maintains records relating to how it votes proxies for client accounts, as well as other records relating to its Proxy Voting Policies, as required by the Investment Advisers Act of 1940, as amended. The policies and procedures, as well as a record of how Cambiar votes proxies for client accounts, are available to clients upon request.

DoubleLine

The determination of how to vote proxies relating to the Fund’s portfolio securities is made by DoubleLine pursuant to its written proxy voting policies and procedures (the “Proxy Policy”), which have been adopted pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Fund and its shareholders. To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as their proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by the Fund, evaluates the individual facts and circumstances relating to any proposal, and generally votes on any such proposal in accordance with the guidelines set forth in Appendix B attached hereto (the “Guidelines”). In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal, which DoubleLine may accept or reject in accordance with the Proxy Policy. DoubleLine, in its discretion, may retain another third-party proxy voting service provider in addition to or in lieu of Glass Lewis.

In connection with exercising a voting or consent right on behalf of the Fund, DoubleLine will seek to monitor for material conflicts of interest arising between DoubleLine and the Fund in accordance with the Proxy Policy. If no conflict exists, DoubleLine will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances in accordance with the Proxy Policy, as discussed above.

If a material conflict does exist, DoubleLine will seek to resolve any such conflict in accordance with the Proxy Policy, which seeks to resolve such conflict in the Fund’s best interest by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the guidelines included in the Proxy Policy; (ii) convening a Proxy Voting Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Proxy Voting Committee; (iv) voting (or not voting) in accordance with the instructions of the Fund’s Board of Trustees, or any committee thereof; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations. In voting proxies, including those in which a material conflict may be determined to exist, DoubleLine may also consider the factors and guidelines included in its Proxy Policy.

In certain limited circumstances, particularly in the area of structured finance, DoubleLine may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on such a proposal unless it determines that the potential benefits of voting on such proposal exceed the expected cost to the Fund.

DoubleLine supervises and periodically reviews its proxy voting activities and implementation of the Proxy Policy.

Guggenheim

Guggenheim Partners Investment Management, LLC (“GPIM”) generally is responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 and clients that are pension plans subject to the ERISA. GPIM has established policies and procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

Where GPIM has been delegated responsibility for voting proxies, it will take reasonable steps to ensure that proxies are received and voted in the best long-term interests of our clients. This generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without giving undue weight to the opinions of individuals or groups who may have an economic interest in the outcome of the proxy vote. GPIM’s authority to vote proxies is initially established by its advisory contracts or comparable documents.

The financial interest of GPIM’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between GPIM and its clients with respect to proxy voting are resolved in the best interests of the clients.

GPIM utilizes the services of an outside proxy voting firm, Institutional Shareholder Services Inc. (“ISS”) to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. GPIM utilizes the ISS’ proxy voting guidelines in voting specific proposals. GPIM reviews these voting recommendations and generally votes proxies in accordance with such recommendations.

However, the vote entered on a client’s behalf with respect to a particular proposal may deviate from the ISS guidelines if it is determined to be in the best interest of the client or if required to deviate under applicable law, rule or regulation. If a proposal is voted in a manner different than set forth in the ISS guidelines, the reasons shall be documented in writing. The manner in which specific proposals are to be voted may differ based on the type of client account.

GPIM may occasionally be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of certain votes. The proxies that are not addressed by the ISS guidelines or are to be voted on a case-by-case basis will be reviewed and a determination of whether there is a material conflict of interest between GPIM and a client shall be made. If a conflict of interest exists a determination will be made as to how to vote the proxy consistent with GPIM’s fiduciary duty.

In the absence of established ISS guidelines or where guidelines provide for a case by case review, GPIM may vote a proxy regarding that proposal in any of the following manners: refer proposal to the client; obtain client ratification; use and independent third party for all proposals; use an independent third party to vote the specific proposals that involve a conflict; or abstain. The method selected by GPIM to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

Loomis Sayles

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. One of Loomis Sayles’ Proxy Voting Services, Glass, Lewis & Company (“Glass Lewis”) provides vote recommendations and/or analysis to Loomis Sayles based on Glass Lewis’ own research. Loomis Sayles will generally follow its express policy with input from Glass Lewis unless Loomis Sayles Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a fund holding the security, and will be voted in the best investment interests of the fund. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients (the “Procedures”).

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the fund(s) holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of Glass Lewis in making its voting decisions. However, if the Proxy Committee determines that Glass Lewis’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against Glass Lewis’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Los Angeles Capital

Los Angeles Capital’s (“the Firm”) proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of the Firm’s clients. The process includes use of an independent voting agent (“Proxy Agent”) who provides proxy analysis, internal research and use of independent research from consultants. The Firm’s Proxy Agent does not advise public companies on governance structures or conduct and does not provide proxy solicitation consulting services to shareholder proponents, any one of which might present conflicts of interest in voting with respect to such companies.

Los Angeles Capital ultimately retains the right to cast each vote on a case-by-case basis and will vote in the event that the Proxy Agent has a conflict of interest. In the event Los Angeles Capital is voting the proxy for a particular company and also identifies a conflict of interest, the Firm will notify Wilshire and request that Wilshire instruct on how to vote the proxy or turn the decision to another independent third party to vote.

The Proxy Agent has also established conflict avoidance procedures detailing ways it will protect the Proxy Agent’s clients from potential conflicts of interest. These conflict management procedures strive for transparency, independence, and, where applicable, information barriers. Los Angeles Capital reviews the Conflict of Interest Statement prepared by the Proxy Agent on a periodic basis to determine its effectiveness for avoiding conflicts.

The Firm’s Proxy Committee has primary responsibility for developing, implementing, and updating the Firm’s Proxy Policy, approving and reviewing proxy guidelines, voting independent proxies on a case by case basis, overseeing the Proxy Agent, and identifying any conflicts of interest.

NWQ

NWQ’s Proxy Voting Committee (the “Committee”) is responsible for overseeing NWQ’s proxy voting process in accordance with the firm’s Proxy Voting Policy and Procedures. NWQ has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations to NWQ on the voting of proxies relating to securities held in its clients’ accounts. In most cases, NWQ will typically vote in accordance with the recommendations of Institutional Shareholder Services, Inc., (“ISS”), which are based on ISS’s standard guidelines. NWQ may also from time to time consider research and voting recommendations provided by other third parties in making its voting decisions.

As a general matter, unless otherwise restricted, NWQ reserves the right to override ISS’s recommendations or the recommendations of other third party providers in any situation where it believes that following such recommendations is not in the best interest of the Small Company Portfolio and its shareholders.

When NWQ is faced with a material conflict of interest, if the matter is covered by an ISS recommendation, the Committee shall cause proxies to be voted in accordance with the applicable ISS recommendation.

When NWQ is faced with a material conflict of interest and the matter is not covered by ISS, NWQ may:

(i)	vote in accordance with the recommendation of an alternative independent third party; or

(ii)	disclose the conflict to the client, obtain the client’s consent to vote, and make the proxy voting determination itself and document the basis for such determination; or

(iii)

resolve the conflict in such other manner as NWQ believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of the client.

When a material conflict of interest has been identified based on a relationship between ISS or its affiliates and a corporate issuer, an entity acting as a primary shareholder proponent, or another party, NWQ may choose not to vote in accordance with ISS’s recommendation to the extent NWQ determines such recommendation is not in the best interest of its clients. ISS has established protocols to identify and provide notice regarding such conflicts of interest.

Pzena

Pzena subscribes to Institutional Shareholder Services’ (“ISS”) proxy monitoring and voting agent service. However, Pzena retains ultimate responsibility for instructing ISS how to vote proxies on behalf of a portfolio, and applies its own proxy voting guidelines, which are summarized below. If Pzena does not issue instructions for a particular vote, ISS will vote in accordance with Pzena’s guidelines, or with management if Pzena’s guidelines do not address the proxy item. If it appears that a material conflict of interest has arisen, Pzena’s guidelines include procedures for addressing such conflicts, including deferral to the recommendation of ISS where appropriate. The Chief Compliance Officer may also convene a meeting of Pzena’s proxy voting committee to determine whether a conflict of interest exists and how that conflict should be resolved.

Pzena’s general positions on various proposals are as follows:

Director Matters – Pzena evaluates director nominees individually and as a group based on its own assessments and ISS recommendations. Pzena generally withholds votes from any insiders flagged by ISS on audit, compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent. Pzena generally does not support shareholder proposals to vote against directors unless it determines that clear shareholder value destruction has occurred as a consequence of the directors’ actions.

Shareholder Rights – Pzena generally opposes classified boards and any other proposals designed to eliminate or restrict shareholders’ rights. Pzena supports anti-takeover measures that are in the best interests of shareholders, but opposes poison pills and other anti-takeover measures that entrench management or thwart the maximization of investment returns. Pzena generally supports proposals enabling shareholders to call a special meeting of a company so long as a 15% threshold is necessary in order for shareholders to do so.

Compensation and Benefit Plans – Pzena generally supports incentive plans under which 50% or more of the shares awarded to top executives are tied to performance goals. Pzena votes against golden parachute or other incentive compensation arrangements which it deems excessive or unreasonable, which it considers to be significantly more economically attractive than continued employment, or which are triggered solely by the recipient (e.g., resignation). In general, Pzena will support proposals to have non-binding shareholder votes on compensation plans so long as these proposals are worded in a generic manner that is unrestrictive to actual company plans.

Auditors – Pzena generally votes with management with respect to the appointment of auditors, so long as management is in compliance with current regulatory requirements focused on auditor independence and improved board and committee representation.

This summary is qualified in its entirety be reference to Pzena’s Proxy Voting Policy.

Ranger

It is Ranger’s policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security, including the Small Company Growth Portfolio.

A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. Ranger follows internal proxy voting procedures (found in the Ranger compliance policies and procedures manual) that allow Ranger to vote on these issues in a uniform manner. Proxies are generally considered by the investment team members responsible for monitoring the security being voted. That person will cast his votes in accordance with the proxy voting policy and procedures. Any non-routine matters are referred to the portfolio manager.

In connection with any security which is the subject of a proxy vote, Ranger will determine whether any conflict of interest exists between Ranger or its affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, Ranger will first seek to apply the general guidelines found in Ranger’s compliance manual without regard to the conflict. If the guidelines do not apply, or the conflict of interest is of a nature sufficient to prevent Ranger from exercising the voting rights in the best interests of its investors, Ranger will notify the beneficial owners of such conflict, describe how Ranger proposes to vote and the reasons therefore, and request the investor to provide written instructions if the investor desires the voting rights to be exercised in a different manner (which may include not voting the proxy). If an investor does not deliver contrary written instructions, Ranger will vote as indicated in its notice to investors.

Systematic

Clients may delegate proxy voting authority over their account to Systematic in their investment management agreement or investment guidelines, or by other written direction to Systematic. Upon such delegation of proxy voting authority, Systematic will notify both its independent proxy-voting agent (“agent”) and the client’s custodian that Systematic’s agent will vote on behalf of Systematic for that client’s account. Systematic will also provide the client’s custodian with the appropriate instructions for delivery of proxy ballots for the client’s account. Systematic clients may revoke Systematic’s voting authority by providing written notice to Systematic.

As stated above, Systematic has retained an independent proxy-voting agent (“agent”), and Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting guidelines provides independent guidelines for voting proxies and is designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Systematic may have to interpret how to vote proxies in cases where Systematic has a conflict of interest or the appearance of a conflict of interest.

Although under normal circumstances Systematic is not expected to exercise its voting discretion or to override the agent’s recommendation, Systematic’s Proxy Voting Committee will monitor any situation where Systematic believes it has a material conflict of interest, or where Systematic wishes to exercise its discretion or more closely review a particular matter. In these situations, the Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved with such determination being based in the Committee’s determination of what is in the best interests of Systematic’s clients. Systematic uses consensus decisions when voting an issue and does not allow Portfolio Managers to vote proxies independently. Systematic’s Chief Compliance Officer (CCO) must approve any decision made on such vote prior to the vote being cast. In approving any such decision, the CCO will use his or her best judgment to ensure that the spirit of Systematic’s proxy voting guidelines is being followed. Systematic will maintain documentation of any such voting decision.

The agent has policies and procedures in place to mitigate potential conflicts of interest. The agent is obligated to notify Systematic, in advance of voting any proxies, in specific situations where it may have a material conflict of interest with a company whose proxy it is responsible for voting on behalf of a Systematic client. If this situation occurs, the agent will follow its procedures regarding conflicts of interest and Systematic will follow the same procedures it does for situations where it has a material conflict of interest, as described above.

Voting Guidelines

Systematic maintains five sets of proxy voting guidelines, one based on AFL-CIO polices for Taft-Hartley Plan Sponsors, another for clients with Socially Responsible Investing guidelines, another for Public Plans, another for Catholic or other faith-based entities and the fifth being a General Policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish to be used to vote their account’s proxies. In instances where the client does not select a voting policy, Systematic would typically apply the General Policy when voting on behalf of the client. Systematic may process certain proxies, or certain proposals within such proxies, without voting, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that the Firm has decided to sell, proxies issued for securities that the Firm did not select for a client portfolio (such as securities selected by the client or a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.

Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action). Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots that were not received by the agent on a timely basis.

Share Blocking

In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the Firm’s proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time. Systematic’s maintains written Proxy Voting Policies and Procedures as required by Rule 206(4)-6 under the Investment Advisers Act.

Victory Capital

Victory Capital votes proxies in the best interests of the portfolio and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of portfolio assets. Victory Capital has engaged a third party proxy voting service provider to analyze proxy proposals and make vote recommendations and to perform the administrative tasks of receiving proxies and proxy statements, and voting proxies in accordance with Victory Capital’s Proxy Policy. This third party service is not authorized to vote proxies except in accordance with standing or specific instructions given to it by Victory Capital.

Victory Capital’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account. In such cases, Victory Capital considers, among other things:

●	the effect of the proposal on the underlying value of the securities

●	the effect on marketability of the securities

●	the effect of the proposal on future prospects of the issuer

●	the composition and effectiveness of the issuer’s board of directors

●	the issuer’s corporate governance practices

●	the quality of communications from the issuer to its shareholders

Victory Capital may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a portfolio’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between Victory Capital’s interests and those of a fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, Victory Capital will seek the opinion of the Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, Victory Capital reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

For a copy of Victory Capital’s Proxy Policy, please visit our website at www.vcm.com or send an email to compliance_victory@vcm.com.

WCM Investment Management

Proxy Voting

WCM has written proxy voting policies and procedures as required by Advisers Act Rule 206(4)-6. Under these policies and procedures, WCM votes proxies relating to equity portfolio securities in the best economic interests of Clients, unless the Client contract specifies that WCM will not vote. WCM believes that its Clients’ best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing Investors potential financial gain through voting proxies. WCM has therefore engaged and adopted the U.S. Policy, International Policy and Investment Manager Policy of Glass Lewis. In the event of a special Client request, WCM will also accommodate the following styles: Taft Hartley, Public Pension, ESG (environmental, social and government practice) and Management Supportive.

In the event WCM does not have the authority to vote proxies on a Client’s behalf, Clients should instruct their custodian to send proxies directly to them. Any proxies erroneously received by WCM for the Client will be forwarded to the Client. Clients are welcome to contact WCM with questions regarding proxy ballots or other solicitations.

WCM acknowledges its responsibility for identifying material conflicts of interest relating to voting proxies. When a material conflict of interest between WCM’s interests and its Clients’ interests appears to exist, such conflict will be mitigated by the fact that WCM always votes with Glass Lewis’ recommendation in this situation. In the event that a conflict of interest arises between

Glass Lewis and a Client of WCM, WCM will evaluate the circumstances and either (1) elevate the decision to the management team responsible for holding that particular security who will make a determination as to what would be in the Client’s best interest; (2) if practical, notify affected Clients of the conflict of interest and seek a waiver of the conflict; or (3) if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.

For each proxy, WCM maintains all related records as required by applicable law. WCM will not disclose proxy votes for a Client to other Clients or third parties unless specifically requested, in writing, by the Client. However, to the extent that WCM may serve as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

APPENDIX B

Description Of Commercial Paper and Bond Ratings

A.	Long-Term Ratings

1.	Moody’s Investors Service — Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.	Standard and Poor’s — Long-Term Issue Credit Ratings (including Preferred Stock) Issue credit ratings are based, in varying degrees, on the following considerations:

●	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

●	Nature of and provisions of the obligation;

●

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note

Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Note:	Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus

(+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

3.	Fitch —Long-Term Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms. In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA:

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB:

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B:

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC:	Substantial credit risk. Default is a real possibility.

CC:	Very high levels of credit risk. Default of some kind appears probable.

C:	Exceptionally high levels of credit risk Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a)	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b)	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c)	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD:

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a)	the selective payment default on a specific class or currency of debt;

b)

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c)	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d)	execution of a distressed debt exchange on one or more material financial obligations.

D:

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non- payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.[1]

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The (sf) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk

[1]

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined below in this publication) and the expected financial loss in the event of impairment.

characteristics. Through its current methodologies, however, Moody’s aspire to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

aaa

An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa

An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well- maintained in the foreseeable future.

a

An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa

An issue that is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b

An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue that is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue that is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long- term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short- term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short- term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note

Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long- term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3.	Fitch

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC,’ or to short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

WILSHIRE MUTUAL FUNDS, INC.

WILSHIRE 5000 INDEXSM FUND

QUALIFIED CLASS SHARES

STATEMENT OF ADDITIONAL INFORMATION

(http://advisor.wilshire.com)

May 1, 2016

This Statement of Additional Information (“SAI”) provides supplementary information for the Qualified Class Shares of the Wilshire 5000 IndexSM Fund (the “Fund”) of Wilshire Mutual Funds, Inc. (the “Company”).

This SAI is not a prospectus. This SAI should be read in conjunction with the prospectus for the Qualified Class Shares of the Fund dated May 1, 2016 and is incorporated by reference in its entirety into the prospectus. The financial statements contained in the Fund’s annual report for the fiscal year ended December 31, 2015 are incorporated by reference into this SAI. You can obtain free copies of the prospectus and annual and semi-annual reports by contacting us at Wilshire Mutual Funds, Inc., c/o DST Systems, P.O. Box 219512, Kansas City, MO 64121-9512, or calling 1-888-200-6796.

THE FUND	2
INVESTMENT POLICIES AND RISKS	2
DISCLOSURE OF PORTFOLIO HOLDINGS	7
INVESTMENT RESTRICTIONS	8
DIRECTORS AND OFFICERS	9
PRINCIPAL HOLDERS OF SECURITIES	15
INVESTMENT ADVISORY AND OTHER SERVICES	15
CODE OF ETHICS	22
PROXY VOTING POLICY AND PROCEDURES	22
PORTFOLIO TRANSACTIONS	23
NET ASSET VALUE	24
PURCHASE AND REDEMPTION OF SHARES	25
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES	26
OTHER INFORMATION	29
FINANCIAL STATEMENTS	30

[WIL-SX-006-0300]

THE FUND

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including Qualified Class Shares of the Fund. The Company also offers other classes of shares of the Fund in separate prospectuses and SAIs. Wilshire Associates Incorporated (“Wilshire”) is the investment adviser for the Fund and Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) serves as the subadviser for the Fund. Terms not defined in this SAI have the meanings assigned to them in the prospectus.

You cannot invest in Qualified Class Shares directly. Instead, you can participate through a variable annuity contract (“Contract”) purchased by your employer from an insurance company (“Insurer”) with which the Fund has entered into an agreement. Most often employers enter into these Contracts so they can offer their employees a way to save for retirement. Retirement plans sponsored by employers may be entitled to tax benefits to which individual retirement plans may not be entitled. These tax benefits are fully explained in your employer’s Contract disclosure document. Once you are invested in Qualified Class Shares of the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. Depending on your employer’s Contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. However, to save for retirement, you generally should let your investments and their earnings build. At retirement, you may withdraw all or a portion of your money, leave it in the account until you need it, or start receiving annuity payments. At a certain age you may be required to begin withdrawals. Holders of Contracts (“Contract Owners”) should consider their investment objectives and tolerance for risk when making an investment decision. The Fund’s net asset value (“NAV”) is not fixed and should be expected to fluctuate. You should consider the Fund as a supplement to an overall investment program and should invest only if you are willing to undertake the risks involved.

INVESTMENT POLICIES AND RISKS

The Fund may invest in the investments described below:

U.S. Government Securities. The Fund may purchase securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Money Market Instruments. The Fund may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Fund will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

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A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Fund may invest include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Company’s custodian or sub-custodian will hold in a segregated account the securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the “1940 Act”), to be loans by the Fund. To try to reduce the risk of loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

Lending Fund Securities. The Fund may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers. The Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.”

The Securities and Exchange Commission (the “SEC”) currently requires that the following lending conditions must be met: (1) the Fund must receive at least 100% collateral from the borrower (cash, U.S. government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company’s Board of Directors (the “Board”) must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from the Fund breaches its agreement with the Fund and the Fund is delayed or prevented from recovering the collateral.

Commercial Paper and Other Short-term Corporate Obligations. The Fund may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s Investors Service, Inc. or AA- by Standard & Poor’s Ratings Group or Fitch Ratings; or (c) if unrated, determined by Los Angeles Capital to be of comparable quality.

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These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Los Angeles Capital will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Derivatives. The Fund may invest, to a limited extent, in “derivatives.” These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Fund may use are currently comprised of stock index futures and options. The Fund may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities.

Although the Fund does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of the Fund’s net assets will be invested in derivatives.

Derivatives permit the Fund to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Fund can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Fund as a whole. Under certain market conditions, they can increase the volatility of the Fund’s NAV, decrease the liquidity of the Fund’s investments and make more difficult the accurate pricing of the Fund’s shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. If the Fund invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, Los Angeles Capital will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

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Futures Transactions. The Fund may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to the Fund which could affect the value of the Fund’s net assets adversely. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the ability of Los Angeles Capital to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.

Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, the Fund may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to the Fund. A fund that seeks to claim the exclusion is limited in its ability to use futures and options on futures or commodities or engage in swap transactions. If the Fund was no longer able to claim the exclusion, Wilshire would be required to register as a “commodity pool operator” on behalf of the Fund and Wilshire would be subject to regulation under the Commodity Exchange Act.

Options. The Fund may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Wilshire 5000 IndexSM or the S&P 500 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed

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in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

Other Derivatives. The Fund may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its prospectus or SAI.

Foreign Securities. The Fund may include securities of foreign issuers that trade on U.S. exchanges. These investments may include American Depositary Receipts (“ADRs”). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of the Fund’s investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

Preferred Stock. The Fund may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities. The Fund may invest up to 5% of its assets in convertible securities when it appears to Los Angeles Capital that it may not be prudent to be fully invested in common stocks. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

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Warrants and Rights. The Fund may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

Cyber Security Risk. Investment companies such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber -attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting the Fund or its adviser, sub-adviser, custodians, transfer agent and other third party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in materials adverse consequences for such issuers, and may cause the Fund’s investment in such issuers to lose value.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Dissemination of Portfolio Information Policy (the “Policy”) regarding the disclosure by Wilshire and the subadvisers of information about the portfolio holdings and characteristics of each portfolio of the Company. Pursuant to the Policy, such information may be made available to the general public by posting on the Company’s website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company’s administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Board; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company’s internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and to minimize impact on remaining Fund shareholders; or (h) as approved by the Chief Compliance Officer (“CCO”) of the Company. Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

The Company, Wilshire and/or the subadviser have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company’s administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company’s portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services, Inc. and Investor Responsibility Research Center, Inc. (“IRRC”), pursuant to proxy voting agreements under which the portfolio holdings information of certain portfolios is provided daily, on a real-time basis; and (iii) the Company’s independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the subadviser or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Fund shareholders and those of the Company, Wilshire, the Company’s principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Fund, and will report such determination to the Board at the end of the quarter in which such determination was made.

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INVESTMENT RESTRICTIONS

The investment restrictions described below, along with the Fund’s investment objective, are fundamental policies of the Fund and cannot be changed without the approval of a majority of the Fund’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Fund’s total assets will not result in a violation of the percentage limitations, with the exception of the limitation on borrowing. The Fund may not:

1.	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2.

Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3.

Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4.

Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

5.

Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6.

Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7.

Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8.	With respect to 75% of the Fund’s assets, hold more than 10% of the outstanding voting securities of any single issuer.

9.

Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

With respect to the investment restriction on borrowing, in the event that asset coverage falls below 33 1/3% of its total assets, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 33 1/3% of its total assets.

All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 1 above.

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The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Board. The Fund may not:

1.	Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2.

Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund’s net assets would be so invested.

3.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

In addition, as a non-fundamental policy of the Fund, the Fund may not invest in the securities of other registered open-end investment companies or in registered trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act but may otherwise invest in the securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules and regulations thereunder published by appropriate regulatory authorities.

DIRECTORS AND OFFICERS

The Board, all of whom are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
NON-INTERESTED DIRECTORS
Roger A. Formisano, 67	Director	Since 2002	Vice President, University Medical Foundation, (2006 to Present); formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	11	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (4 Funds)
Edward Gubman, 65	Director	Since 2011	Founder and Principal, Strategic Talent Solutions (2004 to Present); Consultant, Gubman Consulting (2001 to 2003); Account Manger and Global Practice Leader, Hewitt Associates (1983 to 2000)	11	Wilshire Variable Insurance Trust (4 Funds)
Suanne K. Luhn, 61	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	11	Wilshire Variable Insurance Trust (4 Funds)

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Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
George J. Zock, 65	Director, Chairperson of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	11	Wilshire Variable Insurance Trust (4 Funds); Armed Forces Insurance Exchange
INTERESTED DIRECTOR
John C. Hindman, 45	Director	Since 2014	President (since 2012), Chief Financial Officer (2008-2012), Chief Operating Officer (2012) of Wilshire Associates; formerly, Executive Vice President, Allianz Global Investors	10	Wilshire Associates; Wilshire Variable Insurance Trust (4 Funds)
OFFICERS
Jason Schwarz, 41	President	Since 2012	Managing Director, Wilshire Associates Incorporated (Since 2005); Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (Since 2005).	N/A	N/A
Benkai Bouey, 45	Chief Compliance Officer	Since 2015

Chief Compliance Officer, Wilshire Associates Incorporated. (Since 2012); Attorney, Benkai Bouey, Attorney at Law (2010-2013); Client Relationship Manager, Horizon Asset Management, Inc. (2008 to 2010)

				N/A	N/A
Reena S. Lalji, 44	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (Since 2009); Senior Counsel, Royal Bank of Canada (2003 to 2008)	N/A	N/A
Nathan R. Palmer, 40	Vice President	Since 2011

Managing Director, Wilshire Funds Management (Since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010); Director of Public Markets, Investment Office, California Institute of Technology (2008 to 2009). Treasury Manager, Retirement Investments, Intel Corporation (2004 to 2008)

				N/A	N/A
Michael Wauters, 50	Treasurer	Since 2009	Chief Financial Officer (Since 2012), Controller (2009 to 2012), Wilshire Associates Incorporated; Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000 to 2009)	N/A	N/A

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Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Josh Emanuel, 36	Vice President	Since 2015

Managing Director, Wilshire Associates Incorporated (since 2015); Chief Investment Officer, Wilshire Funds Management (since 2015); Chief Investment Officer, The Elements Financial Group, LLC (2010-2015)

				N/A	N/A
Elizabeth Yakes, 32	Vice President	Since 2015	Vice President, Wilshire Associates Incorporated (since 2012); Portfolio Manager, Wilshire Funds Management (since 2012); Senior Consultant, Ernst & Young (2007-2010)	N/A	N/A

(1)

Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 70th birthday. Officers are elected by the board on an annual basis to serve until their successors have been elected and qualified.

Qualifications and Experience

The following is a summary of the experience, qualifications, attributes and skills of each Director that support the conclusion, as of the date of this SAI, that each Director should serve as a Director in light of the Company’s business and structure. Each Director also has considerable familiarity with the Wilshire family of investment companies (by service on the Board of the Company and Wilshire Variable Insurance Trust (the “Trust”)), the Adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Director of the Company. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Roger A. Formisano. Mr. Formisano has served as Director of the Company since 2006 and is chairperson of the Audit Committee. He also has served as a board member of other funds in the Wilshire funds complex since 2002. Mr. Formisano is Vice President of the University Medical Foundation, University of Wisconsin, and Founder and Principal of R.A. Formisano & Company, LLC. He also serves on the Board of Integrity Mutual Insurance Company. Previously, Mr. Formisano was a Professor and Director of the Center for Leadership and Applied Business at the University of Wisconsin - School of Business and was Chief Operating Officer from 1992 to 1999 of United Wisconsin Services (UWZ), a NYSE listed company and served on the Board of Unity Health Insurance Company. The Board of the Company has determined that Mr. Formisano is an “audit committee financial expert” as defined by the SEC.

Edward Gubman, PhD. Mr. Gubman has served as a Director of the Company since 2011 and chairperson of the Valuation Committee since 2012. He has also served as a Board member of other funds in the Wilshire funds complex since 2011. Mr. Gubman is a founding partner of Strategic Talent Solutions, a consulting firm that helps executives with leadership development, talent management and employee engagement. Prior to founding Strategic Talent Solutions in 2004, Mr. Gubman served as a consultant with his own firm, Gubman Consulting, from 2001 to 2003 where he consulted with clients on leadership and talent management. Mr. Gubman worked at Hewitt Associates from 1983 to 2000 in Account Management and as Global Practice Leader where he specialized in talent management and organizational effectiveness. Mr. Gubman is the author of The Talent Solution: Aligning Strategy and People to Create Extraordinary Business Results and The Engaging Leader:

11

Winning with Today’s “Free Agent” Workforce. He is also the Executive Editor of People & Strategy, The Journal of the Human Resource Planning Society since 2008 and is a lecturer in executive education, MBA, MILR and physician leadership programs at The University of Chicago, Cornell University, The University of Dayton, Indiana University, Northwestern University, the University of Minnesota and the University of Wisconsin. From 2009 to the present, Mr. Gubman has served as a Board member, Assistant Treasurer and Chair of the Personnel Committee of the Jewish Family Service of the Desert, and in 2008 served as Advisor to the Presidential Transition Team on the Social Security Administration and as a committee member, National Policy Committee on Retirement Security from 2007 to 2008. Mr. Gubman has served as Chair of the Publications Committee, of The Human Resource Planning Society since 2008, and as a Board member of The Human Resource Planning Society from 2005 to 2008.

John C. Hindman. Mr. Hindman has served as Director of the Company since 2014. He has served as President of Wilshire Associates and Vice Chairman of the Board of Directors since 2008. Prior to joining Wilshire, Mr. Hindman served as executive vice president of finance for Allianz Global Investors. Additionally, Mr. Hindman has served as chief financial officer of Paul Hastings LLP, chief financial officer of eCloser, director and chief executive officer of Cypress Financial Services, and vice president of finance of West Capital Financial Services. Mr. Hindman, a certified public accountant, graduated from the University of Michigan where he earned his bachelor’s degree in Accounting & Economics.

Suanne K. Luhn. Ms. Luhn has served as Director of the Company since 2008 and chairperson of the Investment Committee since 2015. She also has served as a board member of other funds in the Wilshire funds complex since 2008. From 1990 to 2006, she served as Chief Compliance Officer at Bahl & Gaynor, an investment advisory firm. Ms. Luhn served as a portfolio manager from 1983 to 1990, first at Baldwin United Company and later at Scudder, Stevens & Clark, Inc., where she was Director, Socially Responsive Investment Team, Member, Scudder Insurance Asset Management and Member, Institutional Fixed Income Portfolio Management. Ms. Luhn also has experience as Director of Municipal Institutional Sales for Seasongood & Mayer and as Head Trader for Equity and Fixed Income for Scudder, Stevens & Clark, Inc. Ms. Luhn has an MBA in finance.

George J. Zock. Mr. Zock has served as Director of the Company and chairperson of the Board since 2006. He is chairperson of the Nominating Committee. Mr. Zock also has served as a board member of other funds in the Wilshire funds complex since 1996 and was a board member of the predecessor funds to those funds from 1995 to 1996. Mr. Zock, a certified public accountant, is currently an independent consultant and is a member of the Illinois CPA Society. Mr. Zock has held senior executive positions with the Horace Mann Life Insurance Company and Horace Mann Service Corporation, serving as Executive Vice President from 1997 to 2003. Mr. Zock has served as a Director for Armed Forces Insurance Exchange from 2013 to present.

Leadership Structure

The Company’s Board of Directors manages the business affairs of the Company. The Directors establish policies and review and approve contracts and their continuance. The Directors regularly request and/or receive reports from the Adviser, the Company’s other service providers and the Company’s Chief Compliance Officer. The Board is comprised of five Directors, four of whom (including the chairperson) are independent Directors. The independent chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Directors and between the Board and the officers and service providers of the Company and presides at meetings of the Board. In conjunction with the officers and legal counsel, the independent chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns. The Board has established four standing committees. The Audit Committee is responsible for monitoring the funds’ accounting policies, financial reporting and internal control system; monitoring the work of the funds’ independent accountants and providing an open avenue of communication among the independent accountants, fund management and the Board. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Company’s Governance Guidelines and Procedures. The Valuation Committee oversees the activities of the Adviser’s Pricing Committee and fair values Fund securities. The Investment

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Committee monitors performance of the Funds and the performance of the Adviser and subadvisers. The Company’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Company’s activities, including, among others, fund performance,valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Company’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

Risk Oversight

Consistent with its responsibility for oversight of the Company and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Company and other service providers.

The Board requires senior officers of the Company, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Company’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Company’s CCO, including separate meetings with the independent Directors in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Company’s compliance program. In addition, the Investment Committee receives reports from the Adviser on the performance of the Funds and the Valuation Committee receives valuation reports and minutes from the Adviser’s Pricing Committee meetings. The Board also receives reports from the Company’s primary service providers on a periodic or regular basis, including the Adviser and subadvisers to the Funds as well as the Company’s custodian, administrator/fund accounting agent, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Committees

The Board has four standing committees—an Audit Committee, a Nominating Committee, an Investment Committee, and a Valuation Committee.

The Audit Committee held four meetings in 2015. The current members of the Audit Committee, all of whom are Independent Directors, include Messrs. Formisano (chairperson), Gubman and Zock and Ms. Luhn.

The Nominating Committee held four meetings in 2015. The current members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (chairperson), Gubman and Formisano and Ms. Luhn. Pursuant to the Company’s Governance Procedures, shareholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company’s Secretary for the attention of the Chairperson of the Nominating Committee.

The Investment Committee held four meetings in 2015. The current members of the Investment Committee, all of whom are Independent Directors, include Ms. Luhn (chairperson) and Messrs. Gubman, Formisano and Zock.

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The Valuation Committee held four meetings in 2015. The current members of the Valuation Committee, one of whom is an Independent Director, include Messrs. Gubman (chairperson) and Hindman. Messrs. Formisano and Zock and Ms. Luhn serve as alternates.

Directors’ Holdings of Fund Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2015, as well as the aggregate dollar range in all registered investment companies overseen by the Director within the family of investment companies.

Directors Who are Not “Interested Persons” of the Company

Name of Director	Dollar Range of Equity Securities in the Index Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Roger A. Formisano	None	None
Edward Gubman	None	None
Suanne K. Luhn	None	$10,001-$50,000
George J. Zock	None	None

Director Who is an “Interested Person” of the Company

Name of Director	Dollar Range of Equity Securities in the Index Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
John C. Hindman	None	None

As of April 2, 2016, the Directors and officers of the Company did not hold in the aggregate, directly and beneficially, more than 1% of the outstanding shares of the Qualified class of the Fund.

Compensation

The Company and the Trust together pay each Independent Director an annual retainer of $18,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $8,000 and a Committee telephonic meeting fee of $500.

The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2015. The Company does not compensate any of the officers

Trustee	Aggregate Compensation From the Company	Pension Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and the Fund Complex*
Roger A. Formisano	$21,090.02	N/A	N/A	$37,000.04
Edward Gubman	$21,090.02	N/A	N/A	$37,000.04
Suanne K. Luhn	$21,090.02	N/A	N/A	$37,000.04
George J. Zock	$27,930.02	N/A	N/A	$49,000.04

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*

This is the total amount compensated to the Director for his or her service on the Board and the board of any other investment company in the fund complex. “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who owned beneficially or of record 5% or more of the outstanding Qualified Class shares of the Fund as of April 2, 2015. Shareholders who have the power to vote a large percentage of shares of the Fund may be in a position to control the Fund and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of the Fund’s voting securities may be deemed a “control person,” as defined by the 1940 Act.

Shareholders	Percentage Owned
SEI Private Trust Company Custodian	25.28%
IRA A/C DST IRA Audit Acct
Attn Wilshire Funds CRM Team
430 W 7th St
Kansas City, MO 64105-1407

DST Systems Inc	25.02%
Output Audit Account
Attn Wilshire Funds CRM Team
430 W 7th St
Kansas City, MO 64105-1407

SEI Private Trust Company Custodian	25.06%
IRA A/C DST IRA Audit Acct
Attn Wilshire Funds CRM Team
430 W 7th St
Kansas City, MO 64105-1407

DST Systems Inc	24.64%
Output Audit Account
Attn Wilshire Funds CRM Team
430 W 7th St
Kansas City, MO 64105-1407

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Subadviser

Wilshire is the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated April 1, 2002, as amended February 23, 2016 (the “Advisory Agreement”). Wilshire is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of Wilshire. Los Angeles Capital is the subadviser to the Fund pursuant to a subadvisory agreement between Wilshire and Los Angeles Capital dated April 1, 2002, as amended (the “Subadvisory Agreement”), subject to the supervision of the Board and Wilshire.

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Investment Advisory Agreement and Fees

Under the Advisory Agreement, the Company will pay Wilshire annual fees of 0.10% of the average daily net assets of the Fund on the first $1 billion and 0.07% thereafter. All advisory fees are accrued daily. For the fiscal years ended December 31, 2013, 2014 and 2015, the advisory fees for the Fund paid to Wilshire, and the corresponding percentages of average net assets, were as follows:

	Advisory Fee Paid	% of Average Net Assets
2013	$180,642	0.10%
2014	$245,076	0.10%
2015	$229,712	0.10%

The Advisory Agreement provides that Wilshire will act as the investment adviser to the Fund, and may recommend to the Board one or more subadvisers to manage the Fund or portions thereof. Upon appointment of a subadviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the subadviser, and assist and consult the subadviser in connection with the investment program of the Fund.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Fund under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund. Wilshire is not protected, however, against any liability to the Fund or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in force unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to the Fund without penalty on 60 days’ notice by the Board, by vote of a majority of the Fund’s outstanding shares (as defined in the 1940 Act), or on at least 90 days’ notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

Investment Subadvisory Agreement and Fees

Under the Subadvisory Agreement, the fees payable to Los Angeles Capital with respect to the Fund will be paid exclusively by Wilshire and not directly by the stockholders of the Fund. For the fiscal years ended December 31, 2013, 2014 and 2015 the subadvisory fees paid to Los Angeles Capital by Wilshire with respect to the Fund, and the corresponding percentages of net assets, were as follows:

	Subadvisory Fee Paid	% of Average Net Assets
2013	$72,082	0.04%
2014	$78,889	0.04%
2015	$91,885	0.04%

Los Angeles Capital is an independent contractor and may act as an investment adviser to other clients. Wilshire may retain one or more other subadvisers with respect to any portion of the assets of the Fund other than the portion to be managed by Los Angeles Capital.

Los Angeles Capital will not be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Los Angeles Capital of its duties, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations. Los Angeles Capital will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company’s registration statement, any proxy statement, or any

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communication to current or prospective investors in the Fund, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by Los Angeles Capital to Wilshire or the Fund. Any claim or controversy arising out of or relating to the Subadvisory Agreement, which is not settled by agreement of the parties, will be settled by arbitration.

The Subadvisory Agreement will continue in effect unless sooner terminated as provided in the Subadvisory Agreement, so long as it is specifically approved for the Fund at least annually in the manner required by the 1940 Act (currently requiring annual approval by the Board).

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of the Fund as identified in the prospectus and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they may have primary responsibility. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed below under “Code of Ethics” and “Proxy Voting Policy and Procedures.”

Los Angeles Capital

Los Angeles Capital manages the Fund. Los Angeles Capital is a corporation wholly owned by working principals. Los Angeles Capital is primarily owned by Thomas D. Stevens, Hal W. Reynolds and Stuart K. Matsuda. Thomas D. Stevens, CFA-Chairman, Principal; Hal W. Reynolds, CFA-CIO, Principal; and Daniel E. Allen, CFA-Director of Global Equities, Principal are the senior portfolio managers for the Fund. The tables below include details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Mr. Stevens, Mr. Reynolds, and Mr. Allen, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2015.

Thomas D. Stevens, CFA

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	6	$3,721.33	1	$2,011.75
Other Pooled Investment Vehicles	11	$4,213.14	3	$2,249.13
Other Accounts	34	$10,529.54	5	$6,555.46

Hal W. Reynolds, CFA

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	6	$3,721.33	1	$2,011.75
Other Pooled Investment Vehicles	11	$4,213.14	3	$2,249.13
Other Accounts	34	$10,529.54	5	$6,555.46

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Daniel E. Allen, CFA

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	5	$1,709.58	0	$0
Other Pooled Investment Vehicles	11	$4,213.14	3	$2,249.13
Other Accounts	34	$10,529.54	5	$6,555.46

As of December 31, 2015, Los Angeles Capital managed 57 portfolios against 28 different benchmarks. Although certain of Los Angeles Capital’s accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, and/or alpha targets, which result in differing investment portfolios.

Conflicts of Interest

Los Angeles Capital has implemented policies and procedures, including brokerage and trade allocation policies and procedures, which the Firm believes address the potential for conflicts of interest associated with managing portfolios for multiple clients to ensure that all clients are treated equitably and fairly. While each client account is managed individually, Los Angeles Capital will, at any given time, purchase and/or sell the same securities for a number of accounts.

When appropriate, Los Angeles Capital will aggregate trades in the same securities. In these situations, client accounts will receive the same execution price per share, which price will reflect the average of multiple prices if the order was executed in multiple trades. Accounts participating in an aggregated trade will be charged a pro-rata share of the total commission charges. However, where a client has specified directed brokerage or a specific order strategy (e.g., market-on-close), such transactions may not be aggregated with other orders and result in commission rates and execution prices that differ from those obtained in an aggregated transaction. In addition, aggregated trades that are partially filled will generally be allocated on a pro-rata basis, subject to adjustments for factors such as available cash and maintenance of guideline weightings.

Los Angeles Capital’s portfolio managers may manage accounts that are charged a performance-based fee alongside accounts with standard asset-based fee schedules. While performance-based fee arrangements may be viewed as creating an incentive to favor certain accounts over others in the allocation of investment opportunities, Los Angeles Capital has designed and implemented procedures to ensure that all clients are treated fairly and equally, and to prevent conflicts from influencing the allocation of investment opportunities.

Los Angeles Capital has procedures in place to minimize risks associated with trading a proprietary account together with client accounts. In the event that the trades in a client’s managed account coincide or overlap with a proprietary Los Angeles Capital account or a pooled account with proprietary assets in excess of 2%, the Firm will trade the client managed account(s) first and the account(s) with proprietary interests last. If feasible, and if the impact upon liquidity and market impact is determined to be inconsequential, Los Angeles Capital may trade client managed accounts in conjunction with accounts with proprietary interests. Similarly traded names would receive the same execution price per share and will be subject to the procedures outlined above with respect to aggregated trades.

Compensation

Los Angeles Capital’s portfolio managers participate in a competitive compensation program that is aimed at attracting and retaining talented employees with an emphasis on disciplined risk management, ethics and compliance-centered behavior. No component of Los Angeles Capital’s compensation policy or payment scheme is directly tied to the performance of one or more client portfolios or funds.

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Each of Los Angeles Capital’s portfolio managers receives a base salary fixed from year to year. In addition, the portfolio managers participate in the firm’s profit sharing plan. The aggregate amount of the contribution to the firm’s profit sharing plan is based on overall firm profitability with amounts paid to individual employees based on their relative overall compensation. Each of the portfolio managers also are shareholders of the firm and receive compensation based on the firm’s overall profits.

As of December 31, 2015, Messrs. Stevens, Reynolds and Allen did not own shares of any of the Portfolios.

SEC Exemptive Order

The SEC has issued an order (the “Order”) to Wilshire and the Company exempting them from the 1940 Act requirement to submit to stockholders new or materially amended subadvisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to subadvisers. The Order provides that Wilshire may identify, retain and compensate subadvisers that are not “affiliated persons” of Wilshire as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things: setting each portfolio’s investment strategy and structure; selecting subadvisers; ongoing monitoring and evaluation of subadvisers; implementing procedures to ensure that subadvisers comply with the portfolios’ investment objectives, policies and guidelines/restrictions; terminating subadvisers; and reallocating assets among subadvisers. Wilshire may allocate portions of each portfolio’s assets among multiple subadvisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a portfolio and each portfolio as a whole; and terminate subadvisers to the extent necessary to achieve the overall objective of the portfolio. Wilshire’s criteria for termination of a subadviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions: (1) prior to becoming effective with respect to a portfolio, the stockholders of such portfolio would approve operation of such portfolio in the manner described above (the stockholders of the Fund approved such operation on March 29, 2002); (2) the portfolio’s prospectus would describe the Order; (3) if a new subadviser were retained or a subadvisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the subadvisory agreement, except for certain fee information; (4) the majority of the Board would be independent, and new Independent Directors would be nominated by such existing Independent Directors; (5) in approving any change in subadviser, the Board would find that such change is in the best interests of the portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the portfolio on a quarterly basis; (7) whenever a subadviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no Director or officer of the Company or Wilshire would own any interest in any subadviser, subject to certain exceptions; and (9) the Independent Directors of the Company would engage independent counsel to represent them.

Service Agreements

Administrator. The Company has entered into an Administration Agreement, dated May 30, 2008, with SEI Investments Global Funds Services (“SEI” or “Administrator”), a Delaware statutory trust. SEI is located at One Freedom Valley Drive, Oaks, PA 19456 and is an affiliate of the Distributor. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. SEI Investments Management Corporation, and its subsidiaries and affiliates, including the Administrator, are leading providers of portfolio evaluation services, fund accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

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Under the Administration Agreement, the Administrator provides the Company with portfolio accounting services, administration services and certain other services as may be required by the Company. The Administrator prepares tax returns, reports to the Fund’s shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Fund; assists in the preparation of quarterly board materials; and generally assists in all aspect of the Fund’s operations, other than providing legal or investment advice. The Administrator is paid an asset based fee for these services, subject to certain minimums.

The following table describes the administration fees paid by the Company to SEI for the years ended December 31, 2013, December 31, 2014 and December 31, 2015:

Administration Fees
December 31, 2013	$126,449
December 31, 2014	$171,553
December 31, 2015	$160,799

Expenses

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by SEI, Wilshire or the Distributor. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of SEI, Wilshire or the Distributor or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company’s existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders’ reports and meetings; costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among all series on a basis determined by Wilshire, subject to supervision by the Board, including, but not limited to, proportionately in relation to the net assets of the Fund.

Distributor. Pursuant to a Distribution Agreement dated May 30, 2008, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor (the “Distributor”) for the continuous offering of shares of the Company and acts as agent of the Fund in the sale of its shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund’s shares.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of the Company, including the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to the Fund at any time without penalty by the Company or by the Distributor upon 60 days’ notice. Termination by the Company with respect to the Fund may be by vote of a majority of the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. The Distribution Agreement may not be amended with respect to the Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement.

For the fiscal years ended December 31, 2013, December 31, 2014 and December 31, 2015, the Distributor received the following in distribution fees from the Qualified Class Shares of the Fund:

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Distribution Fees
December 31, 2013	$—
December 31, 2014	$—
December 31, 2015	$—

Service and Distribution Plan

The Service and Distribution Plan (the “Plan”) of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Qualified Class Shares of the Fund by vote of the majority of both (a) the Board and (b) the Independent Directors, in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Qualified Class Shares of the Fund reimburses the Distributor for its distribution and shareholder services expenses (the “Distribution Fee”) at an annual rate of up to 0.25 of 1% of the average daily net assets attributable to the Qualified Class Shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Board shall determine.

The Plan will continue in effect with respect to the Qualified Class Shares of the Fund only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Board and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Board and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding Qualified Class Shares of the Fund. The Plan may be terminated at any time with respect to the Qualified Class Shares of the Fund by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Qualified Class Shares of the Fund. Amounts spent on behalf of the Qualified Class Shares of the Fund pursuant to such Plan during the fiscal year ended December 31, 2015, are set forth below.

	Printing	Advertising	Compensation to Brokers-Dealers	Compensation to Sales Personnel	Other	Reimbursement	Total
2015	$0	$0	$0	$0	$0	$0	$0

Shareholder Servicing Plan

The Fund has adopted a shareholder services plan for its Qualified Class Shares which authorizes payments by the Qualified Class Shares annually of up to 0.15% of the average daily net assets attributable to Qualified Class Shares for certain non-distribution shareholder services provided by Insurers or other financial intermediaries.

Custodian

Northern Trust Company (“Northern Trust”), 50 S. LaSalle Street, Chicago, Illinois 60603, serves as custodian of the assets of the Fund. Under the Custody Agreement, Northern Trust maintains the Fund’s securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custody Agreement.

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Transfer Agent

DST Systems, Inc. (“DST”), 333 W. 11th Street, Kansas City, MO 64105, serves as the Company’s transfer agent and dividend disbursing agent.

Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Company’s independent registered public accounting firm.

CODE OF ETHICS

The Board has adopted a joint Code of Ethics for the Company and Wilshire (the “Code”) pursuant to Rule 17j-1 under the 1940 Act. The Code restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Fund investment personnel.

Each person covered by the Code is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same security, and a ban on short-term trading in securities. Investment personnel are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, Los Angeles Capital has adopted a code of ethics under Rule 17j-1 under the 1940 Act. This code permits personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Fund.

PROXY VOTING POLICY AND PROCEDURES

Los Angeles Capital has been delegated the responsibility for voting the Fund’s proxies pursuant to the subadvisory agreement. Los Angeles Capital votes proxies according to proxy voting policies, which are described below. Wilshire monitors Los Angeles Capital’s compliance with its stated policies and reports to the Board annually on any proxies that were not voted in accordance with Los Angeles Capital’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or Los Angeles Capital voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (i) without charge, upon request, by calling 1-888-200-6796, or (ii) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of Los Angeles Capital is summarized below.

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Los Angeles Capital

Los Angeles Capital’s (“the Firm”) proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of the Firm’s clients. The process includes use of an independent voting agent (“Proxy Agent”) who provides proxy analysis, internal research and use of independent research from consultants. The Firm’s Proxy Agent does not advise public companies on governance structures or conduct and does not provide proxy solicitation consulting services to shareholder proponents, any one of which might present conflicts of interest in voting with respect to such companies.

Los Angeles Capital ultimately retains the right to cast each vote on a case-by-case basis and will vote in the event that the Proxy Agent has a conflict of interest. In the event Los Angeles Capital is voting the proxy for a particular company and also identifies a conflict of interest, the Firm will notify Wilshire and request that Wilshire instruct on how to vote the proxy or turn the decision to another independent third party to vote.

The Proxy Agent has also established conflict avoidance procedures detailing ways it will protect the Proxy Agent’s clients from potential conflicts of interest. These conflict management procedures strive for transparency, independence, and, where applicable, information barriers. Los Angeles Capital reviews the Conflict of Interest Statement prepared by the Proxy Agent on a periodic basis to determine its effectiveness for avoiding conflicts.

The Firm’s Proxy Committee has primary responsibility for developing, implementing, and updating the Firm’s Proxy Policy, approving and reviewing proxy guidelines, voting independent proxies on a case by case basis, overseeing the Proxy Agent, and identifying any conflicts of interest.

PORTFOLIO TRANSACTIONS

Los Angeles Capital supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the Fund. In this capacity, Los Angeles Capital allocates portfolio transactions among broker-dealers in the best judgment of Los Angeles Capital and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to Los Angeles Capital. Information so received is in addition to and not in lieu of services required to be performed by Los Angeles Capital and its fees are not reduced by the receipt of such supplemental information. Such information may be useful to Los Angeles Capital in serving both the Fund and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Los Angeles Capital in carrying out its obligations to the Fund. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Los Angeles Capital has procedures in place to monitor best execution. Los Angeles Capital and Wilshire do not consider the sale of Fund shares in selecting brokers to effect Fund transactions.

Although Los Angeles Capital makes investment decisions for the Fund independently from those of its other accounts, investments of the kind made by the Fund may often also be made by such other accounts.

Fund turnover may vary from year to year, as well as within a year. Under normal market conditions, the Fund’s turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, Los Angeles Capital attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the optimum stratified sampling portfolio.

To the extent directed by management of the Fund in writing, the Adviser will direct or suggest to the subadviser to execute purchases and sales of portfolio securities for the Fund through brokers or dealers designated by management of the Fund to the Adviser for the purpose of providing direct benefits to the Fund, subject to the subadviser seeking best execution. However, brokerage commissions or transaction costs in such transactions

23

may be higher, and the Fund may receive less favorable prices, than those which the subadviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund. For the fiscal year ended December 31, 2015, at Wilshire’s request, the Fund’s subadviser directed approximately $12,204,471 of transactions to implement a brokerage commission recapture program. These transactions generated $5,060 in commissions of which approximately $1,416 was retained by the Distributor and $1,687 was returned to the Fund to offset Fund operating expenses.

For the fiscal years ended December 31, 2013, 2014 and 2015, the Fund paid total brokerage commissions of $4,280, $19,473 and $21,092, respectively.

As of December 31, 2015, the Fund held the following securities of its regular brokers or dealers as follows:

Brokers or Dealers	Market Value
JP Morgan Chase & Co.	$2,655,000
Bank of America	$2,009,000
Citigroup	$1,782,000

NET ASSET VALUE

The NAV per share of each class of the Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. ET, on each day the NYSE is open for trading.

The Fund sells and redeems its shares at NAV per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily NAV of the Fund’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated NAV after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than on the National Association of Securities Dealers Automated Quotation “NASDAQ” System) in the U.S. are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASDAQ System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the NYSE. In the event market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose values are considered unreliable because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost if the Pricing Committee concludes it approximates fair value. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

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PURCHASE AND REDEMPTION OF SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “Purchases and Redemptions of Shares.” The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

In-Kind Purchases. Payments for the Fund’s shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Fund. For further information about this form of payment, please contact DST. Generally, securities which are accepted by the Company as payment for the Fund’s shares will be valued using the Fund’s procedures for valuing its own shares at the time the Fund’s NAV is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Fund and must be delivered to the Fund upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund and are not subject to any restriction on sale by the Fund under the Securities Act of 1933, as amended, or otherwise; and (3) the Fund receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purposes on the securities that are used for such a payment.

Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor’s address of record has changed within the past 60 days. DST has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and “Signature Guaranteed” must appear with the signature. DST may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Fund’s investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.

Suspension of Redemptions. The Company may suspend the right of redemption with respect to the Fund or postpone the date of payment (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year’s Day, Presidents’ Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

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DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences. Investors are therefore advised to consult their tax advisers before making an investment decision.

The following information supplements and should be read in conjunction with the sections in the prospectus entitled “Dividend and Distribution Information” and “Federal Income Tax Information.” For a discussion of the impact on Contract Owners of taxes an Insurer may owe as a result of its ownership of Qualified Class Shares of the Fund, its receipt of dividends and distributions thereon, and its gains from the purchase and sale thereof, reference should be made to your employer’s Contract disclosure statement.

Regulated Investment Company

The Company’s management believes that the Fund qualified as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “IRC”), for the fiscal year ended December 31, 2015 and intends to meet the same qualifications for the fiscal year ending December 31, 2016. Qualification as a regulated investment company relieves the Fund from any liability for federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the IRC. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, the Fund will not be liable for federal income tax provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the IRC requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers (other than the securities of other regulated investment companies) which the Fund controls and which are determined to be engaged in the same, similar or related trades or businesses, or of one or more qualified publicly traded partnerships; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid and net tax-exempt interest income, if any.

Because the Fund is established in part as an investment for certain insurance variable annuity contracts, the IRC imposes additional diversification requirements on the Fund. Generally, these requirements are that at each calendar quarter end or within 30 days thereafter no more than 55% of the value of the Fund’s total assets may be in any one investment, no more than 70% of the value in any two investments, no more than 80% of the value in any three investments, and no more than 90% of the value in any four investments.

The Fund generally will be subject to a nondeductible federal excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income for previous years. The Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

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A dividend or distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

Hedging Transactions

If an Insurer holds shares of the Fund while holding a short position in a regulated futures contract or an option in such regulated futures contract that substantially diminishes the Insurer’s risk of loss in its Fund shares (an “offsetting position”), Internal Revenue Service regulations clarify that (i) any losses on the disposition of Fund shares will be required to be deferred to the extent of any unrealized appreciation in the short position and (ii) such holding will limit the Insurer’s ability to claim the corporate dividends received deduction in respect of Fund dividends.

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the IRC. “Conversion transactions” are defined to include certain futures, option and “straddle” transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury Regulations to be issued in the future.

Under Section 1256 of the IRC, a gain or loss realized by the Fund from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the sale or lapse of such futures as well as from closing transactions. In addition, any such futures positions that are open at the end of the Fund’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by the Fund involving financial futures may constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. The federal income tax treatment of straddles is governed by Sections 1092 and 1258 of the IRC, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the IRC. As such, all or a portion of any short- or long-term capital gain from certain “straddle” and/or conversion transactions may be recharacterized as ordinary income.

If the Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as “mixed straddles” if the futures transactions comprising such straddles were governed by Section 1256 of the IRC. The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the IRC, the Fund may recognize gain if it enters into a short sale of, or a forward or futures contract to deliver, the same or substantially identical property relating to an appreciated direct position held by the Fund. Such transactions may be considered constructive sales of the appreciated direct position for federal income tax purposes.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the Internal Revenue Service (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions

27

to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investment for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of the Funds’ investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that the Fund’s net investment income will be reduced by the foreign taxes paid by the Fund and the Fund’s shareholders will not be required to include such taxes in their gross income and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Other Tax Information

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of the Fund, including Insurers, may differ from federal income tax treatment. Distributions to Insurers may be subject to state and local taxes.

Capital Loss Carry Forwards

At December 31, 2015, the Fund had available for federal income tax purposes unused capital losses as follows:

Expiring December 31,
2017	2018
$21,728,203	$2,464

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), the Fund will generally be able to carry forward such capital losses indefinitely. The Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

The foregoing is only a summary of certain federal income tax rules affecting the Fund and its investors. Investors should consult their own tax advisers regarding specific questions as to federal, state or local taxes in light of their particular circumstances.

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OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has seven portfolios – Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire International Equity Fund — each of which has several classes of shares. Prior to April 14, 2009, the Wilshire 5000 IndexSM Fund was named the Dow Jones Wilshire 5000 IndexSM Portfolio and prior to April 2, 2013 the Wilshire International Equity Fund was named the Wilshire Large Cap Core Plus Fund.

Unless the Company consents in writing to a selection of an alternative forum, the sole and exclusive form for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owned by any Director, officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the General Corporation Law or the Company’s articles of incorporation (“Charter”) or the Company’s by-laws (“By-Laws”), (d) any action to interpret, apply, enforce or determine the validity of the Charter or these By-Laws or (e) any action asserting a claim governed by the internal affairs doctrine shall be the Circuit Court for Baltimore City, Maryland, or, if the Circuit Court for Baltimore City, Maryland does not have jurisdiction, the U.S. District Court for the District of Maryland, Baltimore Division (each, a “Covered Action”). Any person purchasing or otherwise acquiring or holding any interest in shares of stock of the Company shall be (i) deemed to have notice of and consented to the provisions of Article IX of the By-Laws, and (ii) deemed to have waived any argument relation got the inconvenience of the forums referenced above in connection with any action or proceeding described in Article IX of the By-Laws.

If any Covered Action is filed in a court other than the Circuit Court for Baltimore City, Maryland or the U.S. District Court for the District of Maryland, Baltimore Division (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the Circuit Court for Baltimore City, Maryland or the U.S. District Court for the District of Maryland, Baltimore Division in connection with any action brought in any such courts to enforce the first paragraph of Article IX of the By-Laws (an “Enforcement Action”) and (b) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

If any provision or provisions of Article IX of the By-Laws shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of Article IX of the By-Laws (including, without limitation, each portion of any sentence of Article IX of the By-Laws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.

The title of each class of each portfolio is as follows:

Large Company Growth Portfolio:
Large Company Growth Portfolio – Investment Class Shares
Large Company Growth Portfolio – Institutional Class Shares

Large Company Value Portfolio:
Large Company Value Portfolio – Investment Class Shares
Large Company Value Portfolio – Institutional Class Shares

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Small Company Growth Portfolio:
Small Company Growth Portfolio – Investment Class Shares
Small Company Growth Portfolio – Institutional Class Shares

Small Company Value Portfolio:
Small Company Value Portfolio – Investment Class Shares
Small Company Value Portfolio – Institutional Class Shares

Wilshire 5000 IndexSM Fund:
Wilshire 5000 IndexSM Fund – Investment Class Shares
Wilshire 5000 IndexSM Fund – Institutional Class Shares
Wilshire 5000 IndexSM Fund – Horace Mann Class of Shares
Wilshire 5000 IndexSM Fund – Qualified Class of Shares

Wilshire International Equity Fund:
Wilshire International Equity Fund – Investment Class Shares
Wilshire International Equity Fund – Institutional Class Shares

Wilshire Income Opportunities Fund:
Wilshire Income Opportunities Fund – Investment Class Shares
Wilshire Income Opportunities Fund – Institutional Class Shares

Each share of the Fund has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of the Fund have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act (“Rule 18f-2”) provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent accountants and the election of Directors from the separate voting requirements of Rule 18f-2. Rule 18f-3 under the 1940 Act (“Rule 18f-3”) makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class’ arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Shareholders will receive annual and semi-annual reports that include the Fund’s financial statements.

FINANCIAL STATEMENTS

The audited financial statements for the Fund contained in the Company’s annual report for the fiscal year ended December 31, 2015 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, 2001 Market Street, Suite 1700, Philadelphia, PA 19103, whose report thereon appears in such annual report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

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WILSHIRE MUTUAL FUNDS, INC.

WILSHIRE 5000 INDEXSM FUND

HORACE MANN CLASS SHARES

STATEMENT OF ADDITIONAL INFORMATION

(http://advisor.wilshire.com)

May 1, 2016

This Statement of Additional Information (“SAI”) provides supplementary information for the Horace Mann Class Shares of the Wilshire 5000 IndexSM Fund (the “Fund”) of Wilshire Mutual Funds, Inc. (the “Company”).

This SAI is not a prospectus. This SAI should be read in conjunction with the prospectus for the Horace Mann Class Shares of the Fund dated May 1, 2016 and is incorporated by reference in its entirety into the prospectus. The financial statements contained in the Fund’s annual report for the fiscal year ended December 31, 2015 are incorporated by reference into this SAI. You can obtain free copies of the prospectus and annual report by contacting us at: Wilshire Mutual Funds, Inc., c/o DST Systems, P.O. Box 219512, Kansas City, MO 64121-9512, or calling 1-877-720-3701.

THE FUND	2
INVESTMENT POLICIES AND RISKS	2
DISCLOSURE OF PORTFOLIO HOLDINGS	7
INVESTMENT RESTRICTIONS	7
DIRECTORS AND OFFICERS	9
PRINCIPAL HOLDERS OF SECURITIES	14
INVESTMENT ADVISORY AND OTHER SERVICES	15
CODE OF ETHICS	21
PROXY VOTING POLICY AND PROCEDURES	21
PORTFOLIO TRANSACTIONS	22
NET ASSET VALUE	23
PURCHASE AND REDEMPTION OF SHARES	24
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES	25
OTHER INFORMATION	29
FINANCIAL STATEMENTS	31

[WIL-SX-005-0300]

THE FUND

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including the Horace Mann Class Shares of the Fund. The Company also offers other classes of shares of the Fund in separate prospectuses and SAIs. Wilshire Associates Incorporated (“Wilshire”) is the investment adviser for the Fund and Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) serves as the subadviser for the Fund. Terms not defined in this SAI have the meanings assigned to them in the prospectus.

Horace Mann Class Shares are available through agents and other sales representatives of Horace Mann Investors, Inc. (“Horace Mann”). Horace Mann is a registered broker/dealer with the Financial Industry Regulatory Authority and a wholly owned subsidiary of the Horace Mann Educators Corporation.

INVESTMENT POLICIES AND RISKS

The Fund may invest in the investments described below:

U.S. Government Securities. The Fund may purchase securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Money Market Instruments. The Fund may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Fund will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Fund may invest include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

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Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Company’s custodian or sub-custodian will hold in a segregated account the securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the “1940 Act”), to be loans by the Fund. To try to reduce the risk of loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

Lending Fund Securities. The Fund may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers. The Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.”

The Securities and Exchange Commission (the “SEC”) currently requires that the following lending conditions must be met: (1) the Fund must receive at least 100% collateral from the borrower (cash, U.S. government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company’s Board of Directors (the “Board”) must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from the Fund breaches its agreement with the Fund and the Fund is delayed or prevented from recovering the collateral.

Commercial Paper and Other Short-term Corporate Obligations. The Fund may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s Investors Service, Inc. or AA- by Standard & Poor’s Ratings Group or Fitch Ratings; or (c) if unrated, determined by Los Angeles Capital to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Los Angeles Capital will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

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Derivatives. The Fund may invest, to a limited extent, in “derivatives.” These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Fund may use are currently comprised of stock index futures and options. The Fund may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities.

Although the Fund does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of the Fund’s net assets will be invested in derivatives.

Derivatives permit the Fund to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Fund can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Fund as a whole. Under certain market conditions, they can increase the volatility of the Fund’s net asset value (“NAV”), decrease the liquidity of the Fund’s investments and make more difficult the accurate pricing of the Fund’s shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. If the Fund invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, Los Angeles Capital will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions. The Fund may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to the Fund which could affect the value of the Fund’s net assets adversely. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading

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day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the ability of Los Angeles Capital to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, the Fund may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to the Fund. A fund that seeks to claim the exclusion is limited in its ability to use futures and options on futures or commodities or engage in swap transactions. If the Fund was no longer able to claim the exclusion, Wilshire would be required to register as a “commodity pool operator” on behalf of the Fund and Wilshire would be subject to regulation under the Commodity Exchange Act.

Options. The Fund may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Wilshire 5000 IndexSM or the S&P 500 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

Other Derivatives. The Fund may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its prospectus or SAI.

Foreign Securities. The Fund may include securities of foreign issuers that trade on U.S. exchanges. These investments may include American Depositary Receipts (“ADRs”). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be

5

as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of the Fund’s investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

Preferred Stock. The Fund may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities. The Fund may invest up to 5% of its assets in convertible securities when it appears to Los Angeles Capital that it may not be prudent to be fully invested in common stocks. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants and Rights. The Fund may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

Cyber Security Risk. Investment companies such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber -attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting the Fund or its adviser, sub-advisers, custodians, transfer agent and other third party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in materials adverse consequences for such issuers, and may cause the Fund’s investment in such issuers to lose value.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Dissemination of Portfolio Information Policy (the “Policy”) regarding the disclosure by Wilshire and the subadvisers of information about the portfolio holdings and characteristics of each portfolio of the Company. Pursuant to the Policy, such information may be made available to the general public by posting on the Company’s website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company’s administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Board; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company’s internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and to minimize impact on remaining Fund shareholders; or (h) as approved by the Chief Compliance Officer (“CCO”) of the Company. Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

The Company, Wilshire and/or the subadviser have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company’s administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company’s portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services, Inc. and Investor Responsibility Research Center, Inc. (“IRRC”), pursuant to proxy voting agreements under which the portfolio holdings information of certain portfolios is provided daily, on a real-time basis; and (iii) the Company’s independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the subadviser or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Fund shareholders and those of the Company, Wilshire, the Company’s principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Fund, and will report such determination to the Board at the end of the quarter in which such determination was made.

INVESTMENT RESTRICTIONS

The investment restrictions described below, along with the Fund’s investment objective, are fundamental policies of the Fund and cannot be changed without the approval of a majority of the Fund’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Fund’s total assets will not result in a violation of the percentage limitations, with the exception of the limitation on borrowing. The Fund may not:

1.	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2.

Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3.

Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Fund’s total assets, the

7

Fund will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4.

Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

5.

Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6.

Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7.

Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8.	With respect to 75% of the Fund’s assets, hold more than 10% of the outstanding voting securities of any single issuer.

9.

Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

With respect to the investment restriction on borrowing, in the event that asset coverage falls below 33 1/3% of its total assets, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 33 1/3% of its total assets.

All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 1 above.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Board. The Fund may not:

1.	Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2.

Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund’s net assets would be so invested.

3.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

In addition, as a non-fundamental policy of the Fund, the Fund may not invest in the securities of other registered open-end investment companies or in registered trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act but may otherwise invest in the securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules and regulations thereunder published by appropriate regulatory authorities.

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DIRECTORS AND OFFICERS

The Board, all of whom are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
NON-INTERESTED DIRECTORS
Roger A. Formisano, 67	Director	Since 2002	Vice President, University Medical Foundation, (2006 to Present); formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	11	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (4 Funds)
Edward Gubman, 65	Director	Since 2011	Founder and Principal, Strategic Talent Solutions (2004 to Present); Consultant, Gubman Consulting (2001 to 2003); Account Manager and Global Practice Leader, Hewitt Associates (1983 to 2000)	11	Wilshire Variable Insurance Trust (4 Funds)
Suanne K. Luhn, 61	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	11	Wilshire Variable Insurance Trust (4 Funds)
George J. Zock, 65	Director, Chairperson of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	11	Wilshire Variable Insurance Trust (4 Funds); Armed Forces Insurance Exchange
INTERESTED DIRECTOR
John C. Hindman, 46	Director	Since 2014	President (since 2012), Chief Financial Officer (2008-2012), Chief Operating Officer (2012) of Wilshire Associates; formerly, Executive Vice President, Allianz Global Investors	11	Wilshire Associates; Wilshire Variable Insurance Trust (4 Funds)
OFFICERS
Jason Schwarz, 41	President	Since 2012	Managing Director, Wilshire Associates Incorporated (Since 2005); Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (Since 2005).	N/A	N/A

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Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Benkai Bouey, 45	Chief Compliance Officer	Since 2015

Chief Compliance Officer, Wilshire Associates Incorporated. (Since 2012); Attorney, Benkai Bouey, Attorney at Law (2010-2013); Client Relationship Manager, Horizon Asset Management, Inc. (2008 to 2010)

				N/A	N/A
Reena S. Lalji, 44	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (Since 2009); Senior Counsel, Royal Bank of Canada (2003 to 2008)	N/A	N/A
Nathan R. Palmer, 40	Vice President	Since 2011

Vice President, Wilshire Funds Management (Since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010); Director of Public Markets, Investment Office, California Institute of Technology (2008 to 2009). Treasury Manager, Retirement Investments, Intel Corporation (2004 to 2008)

				N/A	N/A
Michael Wauters, 50	Treasurer	Since 2009	Chief Financial Officer (Since 2012), Controller (2009 to 2012), Wilshire Associates Incorporated; Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000 to 2009)	N/A	N/A
Josh Emanuel, 36	Vice President	Since 2015

Managing Director, Wilshire Associates Incorporated (since 2015); Chief Investment Officer, Wilshire Funds Management (since 2015); Chief Investment Officer, The Elements Financial Group, LLC (2010-2015)

				N/A	N/A
Elizabeth Yakes, 32	Vice President	Since 2015	Vice President, Wilshire Associates Incorporated (since 2012); Portfolio Manager, Wilshire Funds Management (since 2012); Senior Consultant, Ernst & Young (2007-2010)	N/A	N/A

(1)

Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 70th birthday. Officers are elected by the board on an annual basis to serve until their successors have been elected and qualified.

Qualifications and Experience

The following is a summary of the experience, qualifications, attributes and skills of each Director that support the conclusion, as of the date of this SAI, that each Director should serve as a Director in light of the Company’s business and structure. Each Director also has considerable familiarity with the Wilshire family of investment companies (by service on the Board of the Company and Wilshire Variable Insurance Trust (the “Trust”)), the Adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated

10

investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Director of the Company. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Roger A. Formisano. Mr. Formisano has served as Director of the Company since 2006 and is chairperson of the Audit Committee. He also has served as a board member of other funds in the Wilshire funds complex since 2002. Mr. Formisano is Vice President of the University Medical Foundation, University of Wisconsin, and Founder and Principal of R.A. Formisano & Company, LLC. He also serves on the Board of Integrity Mutual Insurance Company. Previously, Mr. Formisano was a Professor and Director of the Center for Leadership and Applied Business at the University of Wisconsin - School of Business and was Chief Operating Officer from 1992 to 1999 of United Wisconsin Services (UWZ), a NYSE listed company and served on the Board of Unity Health Insurance Company. The Board of the Company has determined that Mr. Formisano is an “audit committee financial expert” as defined by the SEC.

Edward Gubman, PhD. Mr. Gubman has served as a Director of the Company since 2011 and chairperson of the Valuation Committee since 2012. He has also served as a Board member of other funds in the Wilshire funds complex since 2011. Mr. Gubman is a founding partner of Strategic Talent Solutions, a consulting firm that helps executives with leadership development, talent management and employee engagement. Prior to founding Strategic Talent Solutions in 2004, Mr. Gubman served as a consultant with his own firm, Gubman Consulting, from 2001 to 2003 where he consulted with clients on leadership and talent management. Mr. Gubman worked at Hewitt Associates from 1983 to 2000 in Account Management and as Global Practice Leader where he specialized in talent management and organizational effectiveness. Mr. Gubman is the author of The Talent Solution: Aligning Strategy and People to Create Extraordinary Business Results and The Engaging Leader: Winning with Today’s “Free Agent” Workforce. He is also the Executive Editor of People & Strategy, The Journal of the Human Resource Planning Society since 2008 and is a lecturer in executive education, MBA, MILR and physician leadership programs at The University of Chicago, Cornell University, The University of Dayton, Indiana University, Northwestern University, the University of Minnesota and the University of Wisconsin. From 2009 to the present, Mr. Gubman has served as a Board member, Assistant Treasurer and Chair of the Personnel Committee of the Jewish Family Service of the Desert, and in 2008 served as Advisor to the Presidential Transition Team on the Social Security Administration and as a committee member, National Policy Committee on Retirement Security from 2007 to 2008. Mr. Gubman has served as Chair of the Publications Committee, of The Human Resource Planning Society since 2008, and as a Board member of The Human Resource Planning Society from 2005 to 2008.

John C. Hindman. Mr. Hindman has served as Director of the Company since 2014. He has served as President of Wilshire Associates and Vice Chairman of the Board of Directors since 2008. Prior to joining Wilshire, Mr. Hindman served as executive vice president of finance for Allianz Global Investors. Additionally, Mr. Hindman has served as chief financial officer of Paul Hastings LLP, chief financial officer of eCloser, director and chief executive officer of Cypress Financial Services, and vice president of finance of West Capital Financial Services. Mr. Hindman, a certified public accountant, graduated from the University of Michigan where he earned his bachelor’s degree in Accounting & Economics.

Suanne K. Luhn. Ms. Luhn has served as Director of the Company since 2008 and chairperson of the Investment Committee since 2015. She also has served as a board member of other funds in the Wilshire funds complex since 2008. From 1990 to 2006, she served as Chief Compliance Officer at Bahl & Gaynor, an investment advisory firm. Ms. Luhn served as a portfolio manager from 1983 to 1990, first at Baldwin United Company and later at Scudder, Stevens & Clark, Inc., where she was Director, Socially Responsive Investment Team, Member, Scudder Insurance Asset Management and Member, Institutional Fixed Income Portfolio Management. Ms. Luhn also has experience as Director of Municipal Institutional Sales for Seasongood & Mayer and as Head Trader for Equity and Fixed Income for Scudder, Stevens & Clark, Inc. Ms. Luhn has an MBA in finance.

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George J. Zock. Mr. Zock has served as Director of the Company and chairperson of the Board since 2006. He is chairperson of the Nominating Committee. Mr. Zock also has served as a board member of other funds in the Wilshire funds complex since 1996 and was a board member of the predecessor funds to those funds from 1995 to 1996. Mr. Zock, a certified public accountant, is currently an independent consultant and is a member of the Illinois CPA Society. Mr. Zock has held senior executive positions with the Horace Mann Life Insurance Company and Horace Mann Service Corporation, serving as Executive Vice President from 1997 to 2003. Mr. Zock has served as a Director for Armed Forces Insurance Exchange from 2013 to present.

Leadership Structure

The Company’s Board of Directors manages the business affairs of the Company. The Directors establish policies and review and approve contracts and their continuance. The Directors regularly request and/or receive reports from the Adviser, the Company’s other service providers and the Company’s Chief Compliance Officer. The Board is comprised of five Directors, four of whom (including the chairperson) are independent Directors. The independent chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Directors and between the Board and the officers and service providers of the Company and presides at meetings of the Board. In conjunction with the officers and legal counsel, the independent chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns. The Board has established four standing committees. The Audit Committee is responsible for monitoring the funds’ accounting policies, financial reporting and internal control system; monitoring the work of the funds’ independent accountants and providing an open avenue of communication among the independent accountants, fund management and the Board. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Company’s Governance Guidelines and Procedures. The Valuation Committee oversees the activities of the Adviser’s Pricing Committee and fair values Fund securities. The Investment Committee monitors performance of the Funds and the performance of the Adviser and subadvisers. The Company’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Company’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Company’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

Risk Oversight

Consistent with its responsibility for oversight of the Company and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Company and other service providers.

The Board requires senior officers of the Company, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Company’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Company’s CCO, including separate meetings with the independent Directors in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report

12

from the CCO regarding the effectiveness of the Company’s compliance program. In addition, the Investment Committee receives reports from the Adviser on the performance of the Funds and the Valuation Committee receives valuation reports and minutes from the Adviser’s Pricing Committee meetings. The Board also receives reports from the Company’s primary service providers on a periodic or regular basis, including the Adviser and subadvisers to the Funds as well as the Company’s custodian, administrator/fund accounting agent, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Committees

The Board has four standing committees—an Audit Committee, a Nominating Committee, an Investment Committee, and a Valuation Committee.

The Audit Committee held four meetings in 2015. The current members of the Audit Committee, all of whom are Independent Directors, include Messrs. Formisano (chairperson), Gubman and Zock and Ms. Luhn.

The Nominating Committee held four meetings in 2015. The current members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (chairperson), Gubman and Formisano and Ms. Luhn. Pursuant to the Company’s Governance Procedures, shareholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company’s Secretary for the attention of the Chairperson of the Nominating Committee.

The Investment Committee held four meetings in 2015. The current members of the Investment Committee, all of whom are Independent Directors, include Ms. Luhn (chairperson) and Messrs. Gubman, Formisano and Zock.

The Valuation Committee held four meetings in 2015. The current members of the Valuation Committee, one of whom is an Independent Director, include Messrs. Gubman (chairperson) and Hindman. Messrs. Formisano and Zock and Ms. Luhn serve as alternates.

Directors’ Holdings of Fund Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2015, as well as the aggregate dollar range in all registered investment companies overseen by the Director within the family of investment companies.

Directors Who are Not “Interested Persons” of the Company

Name of Director	Dollar Range of Equity Securities in the Index Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Roger A. Formisano	None	None
Edward Gubman	None	None
Suanne K. Luhn	None	$10,001-$50,000
George J. Zock	None	None

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Director Who is an “Interested Person” of the Company

Name of Director	Dollar Range of Equity Securities in the Index Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
John C. Hindman	None	None

As of April 2, 2016, the Directors and officers of the Company did not hold in the aggregate, directly and beneficially, more than 1% of the outstanding shares of the Horace Mann class of the Fund.

Compensation

The Company and the Trust together pay each Independent Director an annual retainer of $18,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $8,000 and a Committee telephonic meeting fee of $500.

The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2015. The Company does not compensate any of the officers.

Trustee	Aggregate Compensation From the Company	Pension Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and the Fund Complex*
Roger A. Formisano	$21,090.02	N/A	N/A	$37,000.04
Edward Gubman	$21,090.02	N/A	N/A	$37,000.04
Suanne K. Luhn	$21,090.02	N/A	N/A	$37,000.04
George J. Zock	$27,930.02	N/A	N/A	$49,000.04

*

This is the total amount compensated to the Director for his or her service on the Board and the board of any other investment company in the fund complex. “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who owned beneficially or of record 5% or more of the outstanding Horace Mann Class Shares of the Fund as of April 2, 2015. Shareholders who have the power to vote a large percentage of shares of the Fund may be in a position to control the Fund and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of the Fund’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act.

Shareholders	Percentage Owned
Harry H Bearse	9.52%
Sterling Heights, MI 48313-2656

Phyllis L Yelick & Julie E Yelick-Miller JTWROS	11.77%
Bloomfield Hills, MI 48301-4039

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INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Subadviser

Wilshire is the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated April 1, 2002, as amended February 23, 2016 (the “Advisory Agreement”). Wilshire is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of Wilshire. Los Angeles Capital is the subadviser to the Fund pursuant to a subadvisory agreement between Wilshire and Los Angeles Capital dated April 1, 2002, as amended (the “Subadvisory Agreement”), subject to the supervision of the Board and Wilshire.

Investment Advisory Agreement and Fees

Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.10% of the average daily net assets of the Fund on the first $1 billion and 0.07% thereafter. All advisory fees are accrued daily. For the fiscal years ended December 31, 2013, 2014, and 2015, the advisory fees for the Fund paid to Wilshire, and the corresponding percentages of average net assets, were as follows:

	Advisory Fee Paid	% of Average Net Assets
2013	$180,642	0.10%
2014	$245,076	0.10%
2015	$229,712	0.10%

The Advisory Agreement provides that Wilshire will act as the investment adviser to the Fund, and may recommend to the Board one or more subadvisers to manage the Fund or portions thereof.

Upon appointment of a subadviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the subadviser, and assist and consult the subadviser in connection with the investment program of the Fund.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Fund under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund. Wilshire is not protected, however, against any liability to the Fund or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in force unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to the Fund without penalty on 60 days’ notice by the Board, by vote of a majority of the Fund’s outstanding shares (as defined in the 1940 Act), or on at least 90 days’ notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

Investment Subadvisory Agreement and Fees

Under the Subadvisory Agreement, the fees payable to Los Angeles Capital with respect to the Fund will be paid exclusively by Wilshire and not directly by the stockholders of the Fund. For the fiscal years ended December 31, type of accounts 2013, 2014, and 2015, the subadvisory fees paid to Los Angeles Capital by Wilshire with respect to the Fund, and the corresponding percentages of net assets, were as follows:

	Subadvisory Fee Paid	% of Average Net Assets
2013	$72,082	0.04%
2014	$78,889	0.04%
2015	$91,885	0.04%

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Los Angeles Capital is an independent contractor and may act as an investment adviser to other clients. Wilshire may retain one or more other subadvisers with respect to any portion of the assets of the Fund other than the portion to be managed by Los Angeles Capital.

Los Angeles Capital will not be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Los Angeles Capital of its duties, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations. Los Angeles Capital will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company’s registration statement, any proxy statement, or any communication to current or prospective investors in the Fund, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by Los Angeles Capital to Wilshire or the Fund. Any claim or controversy arising out of or relating to the Subadvisory Agreement, which is not settled by agreement of the parties, will be settled by arbitration.

The Subadvisory Agreement will continue in effect unless sooner terminated as provided in the Subadvisory Agreement, so long as it is specifically approved for the Fund at least annually in the manner required by the 1940 Act (currently requiring annual approval by the Board).

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of the Fund as identified in the prospectus and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they may have primary responsibility. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed below under “Code of Ethics” and “Proxy Voting Policy and Procedures.”

Los Angeles Capital

Los Angeles Capital manages the Fund. Los Angeles Capital is a corporation wholly owned by working principals. Los Angeles Capital is primarily owned by Thomas D. Stevens, Hal W. Reynolds and Stuart K. Matsuda. Thomas D. Stevens, CFA-Chairman, Principal; Hal W. Reynolds, CFA-Chief Investment Officer, Principal; and Daniel E. Allen, CFA-Director of Global Equities, Principal, are the senior portfolio managers for the Fund. The tables below include details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Mr. Stevens, Mr. Reynolds, and Mr. Allen, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2015.

Thomas D. Stevens, CFA

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	11	$3,901.65	1	$2,011.75
Other Pooled Investment Vehicles	11	$4,213.14	3	$2,249.13
Other Accounts	34	$10,529.54	5	$6,555.46

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Hal W. Reynolds, CFA

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	11	$3,901.65	1	$2,011.75
Other Pooled Investment Vehicles	11	$4,213.14	3	$2,249.13
Other Accounts	34	$10,529.54	5	$6,555.46

Daniel E. Allen, CFA

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	10	$1,889.9	0	$0
Other Pooled Investment Vehicles	11	$4,213.14	3	$2,249.13
Other Accounts	34	$10,529.54	5	$6,555.46

As of December 31, 2015, Los Angeles Capital managed 57 portfolios against 28 different benchmarks. Although certain of Los Angeles Capital’s accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, and/or alpha targets, which result in differing investment portfolios.

Conflicts of Interest

Los Angeles Capital has implemented policies and procedures, including brokerage and trade allocation policies and procedures, which the Firm believes address the potential for conflicts of interest associated with managing portfolios for multiple clients to ensure that all clients are treated equitably and fairly. While each client account is managed individually, Los Angeles Capital will, at any given time, purchase and/or sell the same securities for a number of accounts.

When appropriate, Los Angeles Capital will aggregate trades in the same securities. In these situations, client accounts will receive the same execution price per share, which price will reflect the average of multiple prices if the order was executed in multiple trades. Accounts participating in an aggregated trade will be charged a pro-rata share of the total commission charges. However, where a client has specified directed brokerage or a specific order strategy (e.g., market-on-close), such transactions may not be aggregated with other orders and result in commission rates and execution prices that differ from those obtained in an aggregated transaction. In addition, aggregated trades that are partially filled will generally be allocated on a pro-rata basis, subject to adjustments for factors such as available cash and maintenance of guideline weightings.

Los Angeles Capital’s portfolio managers may manage accounts that are charged a performance-based fee alongside accounts with standard asset-based fee schedules. While performance-based fee arrangements may be viewed as creating an incentive to favor certain accounts over others in the allocation of investment opportunities, Los Angeles Capital has designed and implemented procedures to ensure that all clients are treated fairly and equally, and to prevent conflicts from influencing the allocation of investment opportunities.

Los Angeles Capital has procedures in place to minimize risks associated with trading a proprietary account together with client accounts. In the event that the trades in a client’s managed account coincide or overlap with a proprietary Los Angeles Capital account or a pooled account with proprietary assets in excess of 2%, the Firm

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will trade the client managed account(s) first and the account(s) with proprietary interests last. If feasible, and if the impact upon liquidity and market impact is determined to be inconsequential, Los Angeles Capital may trade client managed accounts in conjunction with accounts with proprietary interests. Similarly traded names would receive the same execution price per share and will be subject to the procedures outlined above with respect to aggregated trades.

Compensation

Los Angeles Capital’s portfolio managers participate in a competitive compensation program that is aimed at attracting and retaining talented employees with an emphasis on disciplined risk management, ethics and compliance-centered behavior. No component of Los Angeles Capital’s compensation policy or payment scheme is tied directly to the performance of one or more client portfolios or funds.

Each of Los Angeles Capital’s portfolio managers receives a base salary fixed from year to year. In addition, the portfolio managers participate in the firm’s profit sharing plan. The aggregate amount of the contribution to the firm’s profit sharing plan is based on overall firm profitability with amounts paid to individual employees based on their relative overall compensation. Each of the portfolio managers also are shareholders of the firm and receive compensation based on the firm’s overall profits.

As of December 31, 2015, Messrs. Stevens, Reynolds and Allen did not own shares of any of the Portfolios.

SEC Exemptive Order

The SEC has issued an order (the “Order”) to Wilshire and the Company exempting them from the 1940 Act requirement to submit to stockholders new or materially amended subadvisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to subadvisers. The Order provides that Wilshire may identify, retain and compensate subadvisers that are not “affiliated persons” of Wilshire as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things: setting each portfolio’s investment strategy and structure; selecting subadvisers; ongoing monitoring and evaluation of subadvisers; implementing procedures to ensure that subadvisers comply with the portfolios’ investment objectives, policies and guidelines/restrictions; terminating subadvisers; and reallocating assets among subadvisers. Wilshire may allocate portions of each portfolio’s assets among multiple subadvisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a portfolio and each portfolio as a whole; and terminate subadvisers to the extent necessary to achieve the overall objective of the portfolio. Wilshire’s criteria for termination of a subadviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions: (1) prior to becoming effective with respect to a portfolio, the stockholders of such portfolio would approve operation of such portfolio in the manner described above (the stockholders of the Fund approved such operation on March 29, 2002); (2) the portfolio’s prospectus would describe the Order; (3) if a new subadviser were retained or a subadvisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the subadvisory agreement, except for certain fee information; (4) the majority of the Board would be independent, and new Independent Directors would be nominated by such existing Independent Directors; (5) in approving any change in subadviser, the Board would find that such change is in the best interests of the portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the portfolio on a quarterly basis; (7) whenever a subadviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no Director or officer of the Company or Wilshire would own any interest in any subadviser, subject to certain exceptions; and (9) the Independent Directors of the Company would engage independent counsel to represent them.

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Service Agreements

Administrator. The Company has entered into an Administration Agreement, dated May 30, 2008, with SEI Investments Global Funds Services (“SEI” or “Administrator”), a Delaware statutory trust. SEI is located at One Freedom Valley Drive, Oaks, PA 19456 and is an affiliate of the Distributor. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. SEI Investment Management Corporation, and its subsidiaries and affiliates, including the Administrator, are leading providers of portfolio evaluation services, fund accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Under the Administration Agreement, the Administrator provides the Company with portfolio accounting services, administration services and certain other services as may be required by the Company. The Administrator prepares tax returns, reports to the Fund’s shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Fund; assists in the preparation of quarterly board materials; and generally assists in all aspect of the Fund’s operations, other than providing legal or investment advice. The Administrator is paid an asset based fee for these services, subject to certain minimums.

The following table describes the administration fees paid by the Company to SEI for the years ended December 31, 2013, December 31, 2014, and December 31, 2015:

Administration Fees
December 31, 2013	$126,449
December 31, 2014	$171,553
December 31, 2015	$160,799

Expenses

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by SEI, Wilshire or the Distributor. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of SEI, Wilshire or the Distributor or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company’s existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders’ reports and meetings; costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among all series on a basis determined by Wilshire, subject to supervision by the Board, including, but not limited to, proportionately in relation to the net assets of the Fund.

Distributor. Pursuant to a Distribution Agreement dated May 30, 2008, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor (the “Distributor”) for the continuous offering of shares of the Company and acts as agent of the Fund in the sale of its shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund’s shares.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of the Company, including the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to the Fund at any time without penalty by the Company or by the Distributor upon 60 days’ notice.

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Termination by the Company with respect to the Fund may be by vote of a majority of the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. The Distribution Agreement may not be amended with respect to the Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement.

For the fiscal years ended December 31, 2013, December 31, 2014, and December 31, 2015, the Distributor received the following in distribution fees from Horace Mann Class Shares of the Fund:

Distribution Fees
December 31, 2013	$4,505
December 31, 2014	$4,985
December 31, 2015	$4,675

Service and Distribution Plan

The Service and Distribution Plan (the “Plan”) of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Horace Mann Class Shares of the Fund by vote of the majority of both (a) the Board and (b) the Independent Directors in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Horace Mann Class Shares of the Fund reimburses the Distributor for its shareholder services and distribution expenses (the “Distribution Fee”) at an annual rate of up to 0.35 of 1% of the average daily net assets attributable to the Horace Mann Class Shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Board shall determine. Pursuant to a Dealer Agreement between the Distributor and Horace Mann Investors, Inc., the Distributor pays to Horace Mann 0.35% of the average daily net assets attributable to the Horace Mann Class Shares for providing distribution and services to holders of shares and for maintaining shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing shareholder reports and other information.

The Plan will continue in effect with respect to the Horace Mann Class Shares of the Fund only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Board and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Board and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding Horace Mann Class Shares of the Fund. The Plan may be terminated at any time with respect to the Horace Mann Class Shares of the Fund by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Horace Mann Class Shares of the Fund. Amounts spent on behalf of the Horace Mann Class Shares of the Fund pursuant to such Plan during the fiscal year ended December 31, 2015, are set forth below.

	Printing	Compensation to Brokers-Dealers	Compensation to Sales Personnel	Other	Total
2015	$0	$4,551	$0	$1,000	$5,551

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Custodian

Northern Trust Company (“Northern Trust”), 50 S. LaSalle Street, Chicago, Illinois 60603, serves as custodian of the assets of the Fund. Under the Custody Agreement, Northern Trust maintains the Fund’s securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custody Agreement.

Transfer Agent

DST Systems, Inc. (“DST”), 333 W. 11th Street, Kansas City, MO 64105, serves as the Company’s transfer agent and dividend disbursing agent.

Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Company’s independent registered public accounting firm.

CODE OF ETHICS

The Board has adopted a joint Code of Ethics for the Company and Wilshire (the “Code”) pursuant to Rule 17j-1 under the 1940 Act. The Code restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Fund investment personnel.

Each person covered by the Code is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same security, and a ban on short-term trading in securities. Investment personnel are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, Los Angeles Capital has adopted a code of ethics under Rule 17j-1 under the 1940 Act. This code permits personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Fund.

PROXY VOTING POLICY AND PROCEDURES

Los Angeles Capital has been delegated the responsibility for voting the Fund’s proxies pursuant to the subadvisory agreement. Los Angeles Capital votes proxies according to proxy voting policies, which are described below. Wilshire monitors Los Angeles Capital’s compliance with its stated policies and reports to the Board annually on any proxies that were not voted in accordance with Los Angeles Capital’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or Los Angeles Capital voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (i) without charge, upon request, by calling 1-888-200-6796, or (ii) on the SEC’s website at www.sec.gov.

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Certain information regarding the proxy voting policies of Los Angeles Capital is summarized below.

Los Angeles Capital

Los Angeles Capital’s (“the Firm”) proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of the Firm’s clients. The process includes use of an independent voting agent (“Proxy Agent”) who provides proxy analysis, internal research and use of independent research from consultants. The Firm’s Proxy Agent does not advise public companies on governance structures or conduct and does not provide proxy solicitation consulting services to shareholder proponents, any one of which might present conflicts of interest in voting with respect to such companies.

Los Angeles Capital ultimately retains the right to cast each vote on a case-by-case basis and will vote in the event that the Proxy Agent has a conflict of interest. In the event Los Angeles Capital is voting the proxy for a particular company and also identifies a conflict of interest, the Firm will notify Wilshire and request that Wilshire instruct on how to vote the proxy or turn the decision to another independent third party to vote.

The Proxy Agent has also established conflict avoidance procedures detailing ways it will protect the Proxy Agent’s clients from potential conflicts of interest. These conflict management procedures strive for transparency, independence, and, where applicable, information barriers. Los Angeles Capital reviews the Conflict of Interest Statement prepared by the Proxy Agent on a periodic basis to determine its effectiveness for avoiding conflicts.

The Firm’s Proxy Committee has primary responsibility for developing, implementing, and updating the Firm’s Proxy Policy, approving and reviewing proxy guidelines, voting independent proxies on a case by case basis, overseeing the Proxy Agent, and identifying any conflicts of interest.

PORTFOLIO TRANSACTIONS

Los Angeles Capital supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the Fund. In this capacity, Los Angeles Capital allocates portfolio transactions among broker-dealers in the best judgment of Los Angeles Capital and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to Los Angeles Capital. Information so received is in addition to and not in lieu of services required to be performed by Los Angeles Capital and its fees are not reduced by the receipt of such supplemental information. Such information may be useful to Los Angeles Capital in serving both the Fund and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Los Angeles Capital in carrying out its obligations to the Fund. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Los Angeles Capital has procedures in place to monitor best execution. Los Angeles Capital and Wilshire do not consider the sale of Fund shares in selecting brokers to effect Fund transactions.

Although Los Angeles Capital makes investment decisions for the Fund independently from those of its other accounts, investments of the kind made by the Fund may often also be made by such other accounts.

To the extent directed by management of the Fund in writing, the Adviser will direct or suggest to the subadviser to execute purchases and sales of portfolio securities for the Fund through brokers or dealers designated by management of the Fund to the Adviser for the purpose of providing direct benefits to the Fund, subject to the subadviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and the Fund may receive less favorable prices, than those which the subadviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund. For the fiscal year ended December 31, 2015, at Wilshire’s request, the Company’s subadviser directed approximately $12,204,471 of transactions to

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implement a brokerage commission recapture program. These transactions generated $5,060 in commissions of which approximately $1,416 was retained by the Distributor and $1,687 was returned to the Fund to offset Fund operating expenses.

Fund turnover may vary from year to year, as well as within a year. Under normal market conditions, the Fund’s turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, Los Angeles Capital attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the optimum stratified sampling portfolio.

For the fiscal years ended December 31, 2013, 2014 and 2015, the Fund paid total brokerage commissions of $4,280, $19,473 and $21,092 respectively.

As of December 31, 2015, the Fund held the following securities of its regular brokers or dealers as follows:

Brokers or Dealers	Market Value
JP Morgan Chase & Co.	$2,655,000
Bank of America	$2,009,000
Citigroup	$1,782,000

To the extent directed by management of the Fund in writing, the Adviser will direct or suggest to the subadviser to execute purchases and sales of portfolio securities for the Fund through brokers or dealers designated by management of the Fund to the Adviser for the purpose of providing direct benefits to the Fund, subject to subadviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and the Fund may receive less favorable prices, than those which a subadviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.

NET ASSET VALUE

The NAV per share of each class of the Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. ET, on each day the NYSE is open for trading.

The Fund sells and redeems its shares at NAV per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily NAV of the Fund’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated NAV after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than on the National Association of Securities Dealers Automated Quotation “NASDAQ” System) in the United States are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASDAQ System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the NYSE. In the event market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose values are considered unreliable because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

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Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost if the Pricing Committee concludes it approximates fair value. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

PURCHASE AND REDEMPTION OF SHARES

The following information supplements and should be read in conjunction with the sections in the prospectus entitled “How to Purchase Fund Shares” and “How to Sell Fund Shares.” The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

In-Kind Purchases. Payments for the Fund’s shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Fund. For further information about this form of payment, please contact DST. Generally, securities which are accepted by the Company as payment for the Fund’s shares will be valued using the Fund’s procedures for valuing its own shares at the time the Fund’s NAV is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Fund and must be delivered to the Fund upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund and are not subject to any restriction on sale by the Fund under the Securities Act of 1933, as amended, or otherwise; and (3) the Fund receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purposes on the securities that are used for such a payment.

Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor’s address of record has changed within the past 60 days. DST has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and “Signature Guaranteed” must appear with the signature. DST may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Fund’s investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.

Suspension of Redemptions. The Company may suspend the right of redemption with respect to the Fund or postpone the date of payment (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

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New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year’s Day, Presidents’ Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences. Investors are therefore advised to consult their tax advisers before making an investment decision.

The following information supplements and should be read in conjunction with the sections in the prospectus entitled “Dividend and Distribution Information” and “Federal Income Tax Information”. For a discussion of the impact on Contract Owners of taxes an Insurer may owe as a result of its ownership of Horace Mann Class Shares of the Fund, its receipt of dividends and distributions thereon, and its gains from the purchase and sale thereof, reference should be made to the Contract disclosure document.

Regulated Investment Company

The Company’s management believes that the Fund qualified as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “IRC”), for the fiscal year ended December 31, 2015 and intends to meet the same qualifications for the fiscal year ending December 31, 2016. Qualification as a regulated investment company relieves the Fund from any liability for federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the IRC. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, the Fund will not be liable for federal income tax provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the IRC requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers (other than the securities of other regulated investment companies) which the Fund controls and which are determined to be engaged in the same, similar or related trades or businesses, or of one or more qualified publicly traded partnerships; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid and net tax-exempt interest income, if any.

Because the Fund is established in part as an investment for certain insurance variable annuity contracts, the IRC imposes additional diversification requirements on the Fund. Generally, these requirements are that at each calendar quarter end or within 30 days thereafter no more than 55% of the value of the Fund’s total assets may be in any one investment, no more than 70% of the value in any two investments, no more than 80% of the value in any three investments, and no more than 90% of the value in any four investments.

The Fund generally will be subject to a nondeductible federal excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary

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losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income for previous years. The Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

Dividends paid by the Fund from ordinary income and distributions of the Fund’s net realized short-term capital gains are generally taxable for federal income tax purposes to its shareholders as ordinary income. Certain distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and distributions to individual and other non-corporate shareholders will be eligible for taxation at long-term capital gain rates, to the extent that the income of the Fund is derived from certain qualifying dividends. Dividend income earned by the Fund will be so eligible only if the Fund has satisfied certain holding period and other requirements. In addition, the shareholder must meet certain holding period and other requirements with respect to his or her Fund shares. After the end of its taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the IRC. Net capital gain distributions are not eligible for the dividends received deduction or qualified dividend income treatment.

Under the IRC, any distributions designated as being made from net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to the Fund’s shareholders as long-term capital gains, regardless of the holding period of the shares held by such shareholders. Such distributions of net capital gains will be designated by the Fund as a capital gains distribution in a written notice to its shareholders. The maximum federal income tax rate applicable to long-term capital gains is currently 20% for individual and other non-corporate shareholders. Corporate shareholders are taxed on long-term capital gain at the same rates as ordinary income. Dividends and distributions are taxable whether received in cash or reinvested in additional shares of the Fund.

Any dividend or distribution paid shortly after an investor’s purchase may have the effect of reducing the aggregate NAV of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense and subject to federal income tax. This is referred to as “buying a dividend.”

A dividend or distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such dividends or distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the dividends or distributions are declared, rather than the calendar year in which the dividends or distributions are received.

The sale, exchange or redemption of shares of the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of the Fund will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other shares of the Fund or other substantially identical stock or securities are acquired (including through reinvestment of dividends) within 30 days before or after the disposition. In such a case, the basis of the newly purchased stock or securities will be adjusted to reflect the disallowed loss. A shareholder’s ability to utilize capital losses may be limited by the IRC.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

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Hedging Transactions

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the IRC. “Conversion transactions” are defined to include certain futures, option and “straddle” transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury Regulations to be issued in the future.

Under Section 1256 of the IRC, a gain or loss realized by the Fund from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the sale or lapse of such futures as well as from closing transactions. In addition, any such futures positions that are open at the end of the Fund’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by the Fund involving financial futures may constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. The federal income tax treatment of straddles is governed by Sections 1092 and 1258 of the IRC, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the IRC. As such, all or a portion of any short- or long-term capital gain from certain “straddle” and/or conversion transactions may be recharacterized as ordinary income.

If the Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as “mixed straddles” if the futures transactions comprising such straddles were governed by Section 1256 of the IRC. The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the IRC, the Fund may recognize gain if it enters into a short sale of, or a forward or futures contract to deliver, the same or substantially identical property relating to an appreciated direct position held by the Fund. Such transactions may be considered constructive sales of the appreciated direct position for federal income tax purposes.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the Internal Revenue Service (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investment for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid

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federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of the Funds’ investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that the Fund’s net investment income will be reduced by the foreign taxes paid by the Fund and the Fund’s shareholders will not be required to include such taxes in their gross income and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Other Tax Information

The Fund may be required to withhold for U.S. federal income taxes 28% of all distributions and redemption proceeds payable to shareholders who fail to provide the Company with their correct taxpayer identification number or make required certifications, or who have been notified (or if the Company is notified) by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the IRC are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states, which have income tax laws, the tax treatment of the Company and of shareholders of the Fund, including Insurers, may differ from federal income tax treatment. Distributions to Insurers may be subject to additional state and local taxes.

The foregoing discussion relates solely to U.S. federal income tax laws as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty.) However, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to qualified short-term gain (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Sections of the 1471-1474 of the IRC and the U.S. Treasury and Internal Revenue Service guidance issued thereunder (collectively “FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. The Fund may disclose the information that it received from (or concerning) its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investment through an intermediary.

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Capital Loss Carry Forwards

At December 31, 2015, the Fund had available for federal income tax purposes unused capital losses as follows:

Expiring December 31,
2017	2018
$21,728,203	$2,464

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), the Fund will generally be able to carry forward such capital losses indefinitely. The Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

The foregoing is only a summary of certain federal income tax rules affecting the Fund and its investors. Investors should consult their own tax advisers regarding specific questions as to federal, state or local taxes in light of their particular circumstances.

OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has seven portfolios—Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire International Equity Fund — each of which has several classes of shares. Prior to April 14, 2009, the Wilshire 5000 IndexSM Fund was named the Dow Jones Wilshire 5000 IndexSM Portfolio and prior to April 2, 2013, the Wilshire International Equity Fund was named the Wilshire Large Cap Core Plus Fund.

Unless the Company consents in writing to a selection of an alternative forum, the sole and exclusive form for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owned by any Director, officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the General Corporation Law or the Company’s articles of incorporation (“Charter”) or the Company’s by-laws (“By-Laws”), (d) any action to interpret, apply, enforce or determine the validity of the Charter or these By-Laws or (e) any action asserting a claim governed by the internal affairs doctrine shall be the Circuit Court for Baltimore City, Maryland, or, if the Circuit Court for Baltimore City, Maryland does not have jurisdiction, the U.S. District Court for the District of Maryland, Baltimore Division (each, a “Covered Action”). Any person purchasing or otherwise acquiring or holding any interest in shares of stock of the Company shall be (i) deemed to have notice of and consented to the provisions of Article IX of the By-Laws, and (ii) deemed to have waived any argument relation got the inconvenience of the forums referenced above in connection with any action or proceeding described in Article IX of the By-Laws.

If any Covered Action is filed in a court other than the Circuit Court for Baltimore City, Maryland or the U.S. District Court for the District of Maryland, Baltimore Division (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the Circuit Court for Baltimore City, Maryland or the U.S. District Court for the District of Maryland, Baltimore Division in connection with any action brought in any such courts to enforce the first paragraph of Article IX of the By-Laws (an “Enforcement Action”) and (b) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

If any provision or provisions of Article IX of the By-Laws shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of Article IX of the By-Laws (including, without limitation, each portion of any sentence of Article IX of the By-

29

Laws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.

The title of each class of each portfolio is as follows:

Large Company Growth Portfolio:
Large Company Growth Portfolio – Investment Class Shares
Large Company Growth Portfolio – Institutional Class Shares

Large Company Value Portfolio:
Large Company Value Portfolio – Investment Class Shares
Large Company Value Portfolio – Institutional Class Shares

Wilshire 5000 IndexSM Fund:
Wilshire 5000 IndexSM Fund – Investment Class Shares
Wilshire 5000 IndexSM Fund – Institutional Class Shares
Wilshire 5000 IndexSM Fund – Horace Mann Class of Shares
Wilshire 5000 IndexSM Fund – Qualified Class of Shares

Small Company Growth Portfolio:
Small Company Growth Portfolio – Investment Class Shares
Small Company Growth Portfolio – Institutional Class Shares

Small Company Value Portfolio:
Small Company Value Portfolio – Investment Class Shares
Small Company Value Portfolio – Institutional Class Shares

Wilshire International Equity Fund:
Wilshire International Equity Fund – Investment Class Shares
Wilshire International Equity Fund – Institutional Class Shares

Wilshire Income Opportunities Fund:
Wilshire Income Opportunities Fund – Investment Class Shares
Wilshire Income Opportunities Fund – Institutional Class Shares

Each share of the Fund has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of the Fund have equal rights as to dividends and in liquidation.

Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act (“Rule 18f-2”) provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent accountants and the election of Directors from the separate voting requirements of Rule 18f-2. Rule 18f-3 under the 1940 Act (“Rule 18f-3”) makes further provision for the voting rights of each class of shares of

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an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class’ arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Company will send annual and semi-annual reports that include the Fund’s financial statements to all its shareholders.

FINANCIAL STATEMENTS

The audited financial statements for the Fund contained in the Company’s annual report for the fiscal year ended December 31, 2015 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, 2001 Market Street, Suite 1700, Philadelphia, PA 19103, whose report thereon appears in such annual report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

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